UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07988

LORD ABBETT INVESTMENT TRUST

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Thomas R. Phillips, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (800) 201-6984

Date of fiscal year end:    11/30

Date of reporting period:    11/30/09

Item 1:	Reports to Shareholders.

2009

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Core Fixed Income Fund

Total Return Fund

For the fiscal year ended November 30, 2009

Lord Abbett Investment Trust

Core Fixed Income Fund and Total Return Fund

Annual Report

For the fiscal year ended November 30, 2009

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Core Fixed Income Fund’s and the Lord Abbett Total Return Fund’s performance for the fiscal year ended November 30, 2009. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Funds, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Funds’ portfolio managers.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

Q: What were the overall market conditions during the fiscal year ended November 30, 2009?

A: During the last twelve months, the U.S. economy has gradually rebounded from the recession that began in December 2007. As the credit crisis eased, investors’ tolerance for risk returned. In many segments of the bond market, prices rose, yields fell, and spreads narrowed.

Policymakers continued to respond aggressively to the economic and financial crisis. Global coordinated rate cuts, capital infusions into banks, development of the Troubled Asset Relief Program (TARP), the establishment of a commercial paper funding facility, the FDIC-backed Temporary Liquidity Guarantee Program (TLGP), the Term Asset-Backed Securities Loan Facility (TALF), and Public-Private Investment Program (PPIP) were among a number of emergency programs put in place to ease the crisis.

The fed funds rate was lowered in mid-December, from 1.00% to a range of 0.00%–0.25%. Economic sluggishness,

1

combined with quiescent inflation, prompted the Fed to since keep its target for the fed funds rate at 0.00%–0.25%.

Q: How did the Core Fixed Income Fund and the Total Return Fund perform over the fiscal year ended November 30, 2009?

A: The Core Fixed Income Fund returned 19.24%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Barclays Capital U.S. Aggregate Bond Index,1 which returned 11.63% for the same period.

The Total Return Fund returned 22.33%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Barclays Capital U.S. Universal Index,2 which returned 14.18% for the same period.

Q: What were the most significant factors affecting performance?

A: During the Funds’ fiscal year, both portfolios outperformed their benchmarks. The largest contributor to performance was their significant overweight in commercial mortgage-backed securities (CMBS). There was a strong rally in CMBS as they became eligible for financing under the Government’s Term Asset-Backed Securities Loan Facility (TALF). The Funds concentrated on those securities with the highest levels of credit enhancement and minimized their exposure to the more recent vintages (notably 2007 issues) in favor of more seasoned paper. Additionally, asset-backed securities (ABS) aided performance in both portfolios during the 12-month period ended November 30, 2009. ABS also benefited from TALF eligibility. In this sector too the Funds focused on the most senior AAA-rated issues, primarily with very short remaining average lives.

Investors’ increased willingness to assume credit risk led to outperformance of lower-rated corporate bonds over higher-rated issues. High grade corporates helped performance as the Funds concentrated on triple-B rated bonds, which outperformed higher rated issues. The Total Return Fund’s position in high-yield corporates hurt relative performance. Within the high yield sector the Fund favored the more highly rated double- and single-B credits, which lagged the returns of lower rated bonds.

The Funds’ overall underweight to fixed-rate Agency mortgage-backed securities (MBS) was a slight detraction from relative performance. The Treasury and Federal Reserve commenced the year with a program to purchase Agency MBS and debentures in the secondary market in an effort to reduce mortgage yields. As MBS spreads narrowed, the Funds progressively reduced their position, but MBS have continued to rally further. This program was to have expired at the end of 2009 but has been extended to March 31, 2010.

2

The Funds’ portfolios are actively managed and, therefore, their holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The Barclays Capital U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, nonconvertible, and dollar denominated. The index covers the investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

2  The Barclays Capital U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High-Yield Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index.

Unless otherwise indicated, indexes are unmanaged and reflect total returns with all distributions reinvested, but do not reflect the deduction of fees, expenses, or taxes, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 888-522-2388 or visit us at www.lordabbett.com.

Note: Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectuses.

Note: During certain periods shown, expense reimbursements were in place. Without such expense reimbursements, the Funds’ returns would have been lower.

The views of each Fund’s management and the portfolio holdings described in this report are as of November 30, 2009; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or each Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectuses.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks, including possible loss of principal amount invested.

3

Core Fixed Income Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class I shares with the same investment in the Barclays Capital U.S. Aggregate Bond Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2009

	1 Year	5 Years	10 Years	Life of Class
Class A3	13.61%	4.58%	–	5.82%
Class B4	14.41%	4.75%	–	5.89%
Class C5	18.43%	4.90%	–	5.79%
Class F6	19.50%	–	–	8.37%
Class I1	19.65%	5.97%	6.87%	–
Class P7	19.07%	5.49%	–	6.33%
Class R2[8]	18.96%	–	–	7.89%
Class R3[9]	19.08%	–	–	7.97%

Standardized Yield for the Period Ended November 30, 2009

Class A	Class B	Class C	Class F	Class I	Class P	Class R2	Class R3
3.05%	2.43%	2.41%	3.31%	3.40%	2.98%	2.83%	2.93%

1    Total return applicable to Class I shares with all dividends and distributions reinvested for the periods shown ended November 30, 2009. Performance is at net asset value.

2    Performance of the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Class A shares commenced operations on August 31, 2000. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 4.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2009, is calculated using the SEC-required uniform method to compute such return.

4    Class B shares commenced operations on August 31, 2000. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for the life of Class. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    Class C shares commenced operations on August 31, 2000. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6    Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Class P shares commenced operations and performance for the Class began on August 31, 2000. Performance is at net asset value.

8    Class R2 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

9    Class R3 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

4

Total Return Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class I shares with the same investment in the Barclays Capital U.S. Universal Index and the Barclays Capital U.S. Aggregate Bond Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2009

	1 Year	5 Years	10 Years	Life of Class
Class A3	16.52%	4.57%	–	5.93%
Class B4	17.57%	4.76%	–	6.02%
Class C5	21.43%	4.92%	–	5.91%
Class F6	22.61%	–	–	8.10%
Class I1	22.72%	5.97%	7.00%	–
Class P7	22.25%	5.49%	–	6.45%
Class R2[8]	22.04%	–	–	7.68%
Class R3[9]	22.15%	–	–	7.76%

Standardized Yield for the Period Ended November 30, 2009

Class A	Class B	Class C	Class F	Class I	Class P	Class R2	Class R3
3.61%	2.95%	2.96%	3.86%	3.97%	3.52%	3.37%	3.47%

1    Total return applicable to Class I shares with all dividends and distributions reinvested for the periods shown ended November 30, 2009. Performance is at net asset value.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indexes is not necessarily representative of the Fund’s performance.

3    Class A shares commenced operations on August 31, 2000. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 4.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2009, is calculated using the SEC-required uniform method to compute such return.

4    Class B shares commenced operations on August 31, 2000. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for the life of Class. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    Class C shares commenced operations on August 31, 2000. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6    Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Class P shares commenced operations on August 31, 2000. Performance is at net asset value.

8    Class R2 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

9    Class R3 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

5

Expense Examples

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2009 through November 30, 2009).

Actual Expenses

For each class of each Fund, the first line of the applicable table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period 6/1/09 – 11/30/09” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the applicable table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Core Fixed Income Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/09	11/30/09	6/1/09 - 11/30/09
Class A
Actual	$1,000.00	$1,081.10	$4.70
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.57	$4.56
Class B
Actual	$1,000.00	$1,076.80	$8.07
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.30	$7.84
Class C
Actual	$1,000.00	$1,076.90	$8.07
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.30	$7.84
Class F
Actual	$1,000.00	$1,082.30	$3.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.81	$3.29
Class I
Actual	$1,000.00	$1,082.90	$2.87
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.33	$2.79
Class P
Actual	$1,000.00	$1,080.40	$5.22
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.05	$5.06
Class R2
Actual	$1,000.00	$1,079.80	$6.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.30	$5.82
Class R3
Actual	$1,000.00	$1,080.30	$5.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.83	$5.32
†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.90% for Class A, 1.55% for Classes B and C, 0.65% for Class F, 0.55% for Class I, 1.00% for Class P, 1.15% for Class R2 and 1.05% for Class R3) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

November 30, 2009

Credit Rating:	%*	Credit Rating:	%*
AAA	55.26%	BBB	5.45%
AA+	1.74%	BBB-	4.47%
AA	1.05%	BB+	0.26%
AA-	1.34%	NR	0.89%
A+	1.19%	U.S Treasury	13.17%
A	1.19%	Short-Term Investments	7.85%
A-	0.87%	Total	100.00%
BBB+	5.27%
*	Represents percent of total investments.

7

Total Return Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/09	11/30/09	6/1/09 - 11/30/09
Class A
Actual	$1,000.00	$1,090.50	$4.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.56	$4.56
Class B
Actual	$1,000.00	$1,087.10	$8.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.30	$7.84
Class C
Actual	$1,000.00	$1,087.10	$8.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.30	$7.84
Class F
Actual	$1,000.00	$1,092.80	$3.41
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.83	$3.29
Class I
Actual	$1,000.00	$1,093.40	$2.89
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.28	$2.79
Class P
Actual	$1,000.00	$1,090.80	$5.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.06	$5.06
Class R2
Actual	$1,000.00	$1,090.30	$6.03
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.33	$5.82
Class R3
Actual	$1,000.00	$1,090.80	$5.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.83	$5.32
†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.90% for Class A, 1.55% for Classes B and C, 0.65% for Class F, 0.55% for Class I, 1.00% for Class P, 1.15% for Class R2 and 1.05% for Class R3) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

November 30, 2009

Credit Rating:	%*	Credit Rating:	%*
AAA	49.47%	BB+	1.53%
AA+	1.73%	BB	1.47%
AA	1.27%	BB-	1.63%
AA-	1.52%	B+	1.20%
A+	1.09%	B	0.70%
A	1.15%	B-	0.78%
A-	1.11%	NR	1.02%
BBB+	6.17%	U.S Treasury	9.43%
BBB	5.68%	Short-Term Investments	6.36%
BBB-	6.69%	Total	100.00%
*	Represents percent of total investments.

8

Schedule of Investments

CORE FIXED INCOME FUND November 30, 2009

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
LONG-TERM INVESTMENTS 96.27%

ASSET-BACKED SECURITIES 8.50%

Automobiles 3.68%
Capital Auto Receivables Asset Trust 2006-2 A3B	0.299%	#	5/15/2011	$999	$997,828
Capital Auto Receivables Asset Trust 2007-1 A3A	5.00%		4/15/2011	734	741,137
Capital One Prime Auto Receivables Trust 2007-2 A3	4.89%		1/15/2012	1,417	1,438,373
Carmax Auto Owner Trust 2007-2 A3	5.23%		12/15/2011	632	643,358
Carmax Auto Owner Trust 2007-3 A3B	0.639%	#	12/15/2011	1,197	1,197,421
Chrysler Financial Auto Securitization Trust 2009-B A2	1.15%		11/8/2011	1,590	1,588,967
Ford Credit Auto Owner Trust 2006-B A4	5.25%		9/15/2011	687	700,961
Ford Credit Auto Owner Trust 2007-A A3B	0.269%	#	8/15/2011	886	885,334
Ford Credit Auto Owner Trust 2008-C A2B	1.139%	#	1/15/2011	1,093	1,094,356
Harley-Davidson Motorcycle Trust 2006-3 A3	5.24%		1/15/2012	140	139,799
Harley-Davidson Motorcycle Trust 2007-3 A3	0.589%	#	6/15/2012	481	481,417
Harley-Davidson Motorcycle Trust 2009-1 A2	2.52%		5/15/2012	1,750	1,765,550
Honda Auto Receivables Owner Trust 2009-2 A2	2.22%		8/15/2011	1,500	1,512,204
USAA Auto Owner Trust 2007-2 A3	4.90%		2/15/2012	401	406,406
USAA Auto Owner Trust 2009-1 A2	2.64%		8/15/2011	2,500	2,517,672

Total					16,110,783

Credit Cards 3.20%
American Express Issuance Trust 2005-1 A	0.269%	#	8/15/2011	2,975	2,968,304
Bank of America Credit Card Trust 2008-A1	0.819%	#	4/15/2013	1,515	1,509,763
Capital One Multi-Asset Execution Trust 2008-A1 A	0.989%	#	11/15/2012	3,400	3,401,357
Chase Issuance Trust 2007-A6	0.239%	#	4/16/2012	2,060	2,057,833
Discover Card Master Trust I 2007-1 A	0.249%	#	8/15/2012	2,900	2,898,312
MBNA Credit Card Master Note Trust 2003-A4	0.459%	#	9/17/2012	1,200	1,198,146

Total					14,033,715

Home Equity 0.13%
Option One Mortgage Loan Trust 2007-FXD2 2A1	5.90%		3/25/2037	596	573,530

Other 1.49%
CenterPoint Energy Transition Bond Co. LLC	3.46%		8/15/2019	2,325	2,324,767
Entergy Texas Restoration Fund LLC 2009-A A2	3.65%		8/1/2019	2,250	2,291,027
SLM Student Loan Trust 2008-5 A1	1.082%	#	10/25/2013	1,905	1,909,703

Total					6,525,497

Total Asset-Backed Securities (cost $37,063,592)					37,243,525

See Notes to Financial Statements.

9

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
CORPORATE BONDS 27.97%

Automotive 0.36%
Roper Industries, Inc.	6.25%	9/1/2019	$889	$951,498
Roper Industries, Inc.	6.625%	8/15/2013	566	625,197

Total				1,576,695

Banks: Diversified 5.71%
Bank of America Corp.	2.10%	4/30/2012	3,575	3,656,335
Barclays Bank plc (United Kingdom)(a)	6.75%	5/22/2019	815	926,231
Citigroup, Inc.	8.125%	7/15/2039	366	403,569
Commonwealth Bank of Australia (Australia)†(a)	2.70%	11/25/2014	2,800	2,831,161
Commonwealth Bank of Australia (Australia)†(a)	5.00%	10/15/2019	459	472,451
Credit Suisse NY	5.30%	8/13/2019	930	976,381
GMAC, Inc.	1.75%	10/30/2012	1,645	1,663,327
Goldman Sachs Group, Inc. (The)	1.625%	7/15/2011	1,400	1,421,055
Goldman Sachs Group, Inc. (The)	5.35%	1/15/2016	362	386,122
Goldman Sachs Group, Inc. (The)	6.125%	2/15/2033	469	483,699
JPMorgan Chase & Co.	6.00%	1/15/2018	880	955,478
Kreditanstalt fuer Wiederaufbau (Germany)(a)	3.50%	3/10/2014	3,225	3,404,191
Morgan Stanley	6.25%	8/28/2017	420	450,365
Morgan Stanley	6.625%	4/1/2018	2,526	2,744,913
RSHB Capital SA for OJSC Russian Agricultural Bank (Luxembourg)†(a)	9.00%	6/11/2014	200	224,920
Societe Financement de l’Economie Francaise (France)†(a)	3.375%	5/5/2014	3,805	3,988,930

Total				24,989,128

Banks: Money Center 2.18%
Central American Bank for Economic Integration (Honduras)†(a)	5.375%	9/24/2014	200	206,291
Eurasian Development Bank (Kazakhstan)†(a)	7.375%	9/29/2014	100	104,000
European Investment Bank (Luxembourg)(a)	3.125%	6/4/2014	4,150	4,317,150
Inter-American Development Bank	3.00%	4/22/2014	4,160	4,324,441
Westpac Banking Corp. (Australia)(a)	4.875%	11/19/2019	598	608,332

Total				9,560,214

Beverages 0.60%
Anheuser-Busch InBev Worldwide, Inc.†	8.00%	11/15/2039	550	697,044
Bacardi Ltd.†	7.45%	4/1/2014	745	857,944
FBG Finance Ltd. (Australia)†(a)	7.875%	6/1/2016	900	1,062,423

Total				2,617,411

See Notes to Financial Statements.

10

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Broadcasting 0.23%
Cox Communications, Inc.†	9.375%	1/15/2019	$792	$1,012,607

Brokers 0.47%
Raymond James Financial, Inc.	8.60%	8/15/2019	1,846	2,052,497

Building Materials 0.10%
Voto-Votorantim Overseas Trading Operations NV†	6.625%	9/25/2019	450	445,500

Cable Services 0.00%
Time Warner Cable, Inc.	7.30%	7/1/2038	14	15,833

Chemicals 0.23%
Airgas, Inc.†	7.125%	10/1/2018	976	1,015,040

Communications Technology 0.11%
American Tower Corp.†	7.25%	5/15/2019	435	485,025

Computer Software 0.18%
BMC Software, Inc.	7.25%	6/1/2018	532	580,371
Intuit, Inc.	5.75%	3/15/2017	206	220,274

Total				800,645

Computer Technology 0.09%
EQT Corp.	6.50%	4/1/2018	380	400,513

Consumer Products 0.38%
Ralcorp Holdings, Inc.†	6.625%	8/15/2039	1,604	1,661,330

Containers 0.15%
Pactiv Corp.	7.95%	12/15/2025	600	648,932

Diversified 0.68%
General Electric Capital Corp.	2.00%	9/28/2012	2,070	2,109,462
Tyco Electronics Group SA (Switzerland)(a)	7.125%	10/1/2037	816	851,445

Total				2,960,907

Diversified Materials & Processing 0.04%
Tyco International Finance SA (Switzerland)(a)	8.50%	1/15/2019	131	162,750

Drugs 0.11%
Watson Pharmaceuticals, Inc.	6.125%	8/15/2019	437	464,887

See Notes to Financial Statements.

11

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Electric: Equipment/Components 0.02%
Centrais Eletricas Brasileiras SA (Brazil)†(a)	6.875%	7/30/2019	$100	$106,875

Electric: Power 2.08%
Black Hills Corp.	6.50%	5/15/2013	2,007	2,145,060
Cleco Power LLC	6.50%	12/1/2035	365	366,138
E. On International Finance BV (Netherlands)†(a)	6.65%	4/30/2038	470	558,300
Entergy Arkansas, Inc.	5.66%	2/1/2025	664	665,531
General Electric Capital Corp.	6.875%	1/10/2039	2,949	3,102,398
Texas-New Mexico Power Co.†	9.50%	4/1/2019	1,849	2,294,487

Total				9,131,914

Electrical: Household 0.24%
EDP Finance BV (Netherlands)†(a)	6.00%	2/2/2018	960	1,061,138

Electronics: Semi-Conductors/Components 0.96%
Agilent Technologies, Inc.	6.50%	11/1/2017	1,636	1,750,690
Analog Devices, Inc.	5.00%	7/1/2014	469	502,916
KLA-Tencor Corp.	6.90%	5/1/2018	1,800	1,932,059

Total				4,185,665

Energy Equipment & Services 0.19%
Cameron International Corp.	6.375%	7/15/2018	371	405,112
EQT Corp.	8.125%	6/1/2019	381	445,706

Total				850,818

Financial Services 1.37%
Bear Stearns Cos. LLC	7.25%	2/1/2018	1,342	1,554,373
Citigroup Funding, Inc.	1.875%	10/22/2012	1,500	1,521,959
Citigroup Funding, Inc.	2.25%	12/10/2012	1,260	1,291,050
Marsh & McLennan Cos., Inc.	9.25%	4/15/2019	676	852,457
TD Ameritrade Holding Corp.	5.60%	12/1/2019	760	774,230

Total				5,994,069

Gaming 0.15%
International Game Technology	7.50%	6/15/2019	600	674,111

Healthcare Products 0.16%
Biogen Idec, Inc.	6.875%	3/1/2018	652	717,744

See Notes to Financial Statements.

12

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Household Equipment/Products 0.05%
Controladora Mabe SA CV (Mexico)†(a)	7.875%	10/28/2019	$200	$197,000

Industrial Products 0.15%
Vale Overseas Ltd. (Brazil)(a)	5.625%	9/15/2019	209	216,917
Vale Overseas Ltd. (Brazil)(a)	6.875%	11/21/2036	436	445,987

Total				662,904

Insurance 0.39%
Markel Corp.	7.125%	9/30/2019	1,167	1,224,596
Willis North America, Inc.	7.00%	9/29/2019	475	485,616

Total				1,710,212

Investment Management Companies 0.38%
BlackRock, Inc.	6.25%	9/15/2017	1,496	1,656,639

Lodging 0.13%
Hyatt Hotels Corp.†	6.875%	8/15/2019	535	554,062

Machinery: Agricultural 0.52%
Lorillard Tobacco Co.	8.125%	6/23/2019	2,049	2,271,579

Machinery: Oil Well Equipment & Services 0.17%
Pride International, Inc.	7.375%	7/15/2014	300	310,500
Pride International, Inc.	8.50%	6/15/2019	396	440,550

Total				751,050

Media 0.49%
DirecTV Holdings LLC/DirecTV Financing Co., Inc.	6.375%	6/15/2015	297	306,653
DirecTV Holdings LLC/DirecTV Financing Co., Inc.	7.625%	5/15/2016	698	753,056
Discovery Communications LLC	5.625%	8/15/2019	1,020	1,076,879

Total				2,136,588

Metals & Minerals: Miscellaneous 1.30%
Anglo American Capital plc (United Kingdom)†(a)	9.375%	4/8/2014	2,125	2,550,032
Rio Tinto Finance USA Ltd. (Australia)(a)	8.95%	5/1/2014	1,773	2,134,050
Teck Resources Ltd. (Canada)(a)	6.125%	10/1/2035	1,162	999,320

Total				5,683,402

Miscellaneous 0.07%
Magellan Midstream Partners LP	6.40%	5/1/2037	294	302,669

See Notes to Financial Statements.

13

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Multi-Sector Companies 0.18%
General Electric Co.	5.00%	2/1/2013	$750	$804,178

Natural Gas 0.26%
Florida Gas Transmission Co. LLC†	7.90%	5/15/2019	700	846,965
Tennessee Gas Pipeline Co.	6.00%	12/15/2011	280	281,747

Total				1,128,712

Office Supplies 0.46%
Staples, Inc.	9.75%	1/15/2014	1,682	2,036,007

Oil 1.75%
Dolphin Energy Ltd. (United Arab Emirates)†(a)	5.888%	6/15/2019	600	589,057
Panhandle Eastern Pipeline Co. LP	7.00%	6/15/2018	375	423,073
Panhandle Eastern Pipeline Co. LP	8.125%	6/1/2019	625	746,314
Petroleum Co. of Trinidad & Tobago Ltd. (Trinidad/Tobago)†(a)	9.75%	8/14/2019	100	113,250
Questar Market Resources, Inc.	6.80%	4/1/2018	573	607,469
Questar Market Resources, Inc.	6.80%	3/1/2020	660	711,687
Ras Laffan Liquefied Natural Gas Co., Ltd. III (Qatar)†(a)	6.75%	9/30/2019	500	547,381
SEACOR Holdings, Inc.	7.375%	10/1/2019	1,218	1,275,937
Suncor Energy, Inc. (Canada)(a)	6.85%	6/1/2039	1,575	1,760,277
Woodside Finance Ltd. (Australia)†(a)	8.125%	3/1/2014	765	885,343

Total				7,659,788

Oil: Crude Producers 1.27%
Anadarko Petroleum Corp.	7.625%	3/15/2014	350	405,656
Anadarko Petroleum Corp.	8.70%	3/15/2019	859	1,077,699
Enogex LLC†	6.25%	3/15/2020	1,300	1,319,942
Gulfstream Natural Gas System LLC†	6.95%	6/1/2016	502	568,606
Maritimes & Northeast Pipeline LLC†	7.50%	5/31/2014	1,960	2,175,335

Total				5,547,238

Oil: Integrated Domestic 0.82%
National Fuel Gas Co.	6.50%	4/15/2018	257	278,205
National Fuel Gas Co.	8.75%	5/1/2019	825	998,277
Pacific Energy Partners LP/PAA Finance Corp.	6.25%	9/15/2015	978	1,038,039
Petronas Global Sukuk Ltd. (Malaysia)†(a)	4.25%	8/12/2014	900	915,044

See Notes to Financial Statements.

14

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Oil: Integrated Domestic (continued)
Rockies Express Pipeline LLC†	6.25%	7/15/2013	$200	$219,373
Rockies Express Pipeline LLC†	6.85%	7/15/2018	141	158,283

Total				3,607,221

Oil: Integrated International 0.04%
Questar Pipeline Co.	5.83%	2/1/2018	150	159,863

Real Estate Investment Trusts 0.06%
Tanger Properties LP	6.15%	11/15/2015	248	250,648

Retail: Specialty 0.11%
Kohl’s Corp.	6.875%	12/15/2037	429	498,790

Steel 0.99%
Allegheny Technologies, Inc.	9.375%	6/1/2019	1,300	1,498,358
ArcelorMittal (Luxembourg)(a)	9.85%	6/1/2019	2,136	2,636,057
CSN Islands XI Corp.†	6.875%	9/21/2019	200	200,000

Total				4,334,415

Technology 0.24%
Fisher Scientific International, Inc.	6.75%	8/15/2014	1,000	1,038,394

Telecommunications 0.10%
Qtel International Finance Ltd. (Qatar)†(a)	6.50%	6/10/2014	300	324,976
Telemar Norte Leste SA (Brazil)†(a)	9.50%	4/23/2019	100	119,625

Total				444,601

Tobacco 0.45%
Altria Group, Inc.	9.95%	11/10/2038	1,531	1,988,342

Utilities 0.15%
Commonwealth Edison Co.	6.95%	7/15/2018	588	661,909

Utilities: Electrical 0.27%
TAQA Abu Dhabi National Energy Co. (United Arab Emirates)†(a)	6.165%	10/25/2017	566	560,878
TAQA Abu Dhabi National Energy Co. (United Arab Emirates)†(a)	6.25%	9/16/2019	150	149,863
TAQA Abu Dhabi National Energy Co. (United Arab Emirates)†(a)	6.50%	10/27/2036	500	468,705

Total				1,179,446

See Notes to Financial Statements.

15

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Utilities: Miscellaneous 0.38%
American Water Capital Corp.	6.593%	10/15/2037	$934	$988,102
Source Gas LLC†	5.90%	4/1/2017	736	663,237

Total				1,651,339

Total Corporate Bonds (cost $113,363,715)				122,509,244

FOREIGN GOVERNMENT OBLIGATIONS 1.09%

Bahamas 0.11%
Commonwealth of Bahamas†	6.95%	11/20/2029	463	470,761

Brazil 0.02%
Federal Republic of Brazil(a)	5.625%	1/7/2041	100	97,000

Canada 0.32%
Province of Ontario Canada(a)	1.875%	11/19/2012	1,400	1,408,739

Cayman Islands 0.11%
Cayman Islands Government†	5.95%	11/24/2019	500	511,081

Croatia 0.05%
Republic of Croatia†(a)	6.75%	11/5/2019	200	216,114

Lithuania 0.09%
Republic of Lithuania†(a)	6.75%	1/15/2015	400	403,740

Mexico 0.10%
United Mexican States(a)	5.875%	2/17/2014	404	441,572

Peru 0.06%
Republic of Peru(a)	7.125%	3/30/2019	220	259,050

Poland 0.10%
Republic of Poland(a)	6.375%	7/15/2019	382	426,807

Qatar 0.10%
State of Qatar†(a)	6.40%	1/20/2040	425	435,625

South Africa 0.03%
Republic of South Africa(a)	6.875%	5/27/2019	100	111,875

Total Foreign Government Obligations (cost $4,665,249)				4,782,364

See Notes to Financial Statements.

16

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2009

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
GOVERNMENT SPONSORED ENTERPRISES BOND 1.57%
Federal National Mortgage Assoc. (cost $6,657,113)	5.25%		9/15/2016	$6,000	$6,854,214

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 1.98%
Federal Home Loan Mortgage Corp. K003 A5	5.085%		3/25/2019	1,360	1,488,934
Federal Home Loan Mortgage Corp. K004 A2	4.186%		8/25/2019	4,350	4,456,101
Federal National Mortgage Assoc. 2009 M2 A2	3.334%		1/25/2019	2,700	2,735,556

Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $8,505,489)					8,680,591

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 21.89%
Federal Home Loan Mortgage Corp.	4.931%	#	7/1/2035	1,884	1,975,770
Federal Home Loan Mortgage Corp.	5.00%		2/1/2019 - 10/1/2020	2,844	3,040,812
Federal Home Loan Mortgage Corp.	5.056%	#	9/1/2035	4,146	4,378,397
Federal Home Loan Mortgage Corp.	5.683%	#	11/1/2037	1,570	1,663,673
Federal Home Loan Mortgage Corp.	6.00%		10/1/2017	75	81,193
Federal National Mortgage Assoc.(b)	4.50%		TBA	6,700	7,020,340
Federal National Mortgage Assoc.	4.91%		4/1/2016	1,441	1,569,816
Federal National Mortgage Assoc.(b)	5.00%		TBA	6,700	7,027,670
Federal National Mortgage Assoc.	5.00%		3/1/2019 - 2/1/2036	8,243	8,755,222
Federal National Mortgage Assoc.	5.264%	#	10/1/2035	738	762,938
Federal National Mortgage Assoc.	5.50%		10/1/2033 - 1/1/2037	51,067	54,544,247
Federal National Mortgage Assoc.	5.627%	#	10/1/2038	1,278	1,351,249
Federal National Mortgage Assoc.	5.718%	#	10/1/2036	457	483,535
Federal National Mortgage Assoc.	5.794%	#	10/1/2036	1,009	1,066,875
Federal National Mortgage Assoc.	5.917%	#	5/1/2036	296	312,403
Federal National Mortgage Assoc.	5.923%	#	8/1/2036	479	507,392
Federal National Mortgage Assoc.	5.963%	#	12/1/2036	855	905,489
Federal National Mortgage Assoc.	6.50%		7/1/2032 - 1/1/2036	418	454,945

Total Government Sponsored Enterprises Pass-Throughs (cost $93,100,375)					95,901,966

MUNICIPAL BONDS 2.24%

Education 0.33%
Los Angeles CA Unif Sch Dist Build America Bds	5.75%		7/1/2034	740	717,941
Texas A&M Univ Rev Fing Sys Ser A	5.00%		5/15/2029	250	269,100
Univ of AL Rev Build America Bds Ser A	6.28%		7/1/2039	435	444,065

Total					1,431,106

See Notes to Financial Statements.

17

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Housing 0.05%
Port of Seattle WA Rev Ser B1	7.00%	5/1/2036	$180	$188,091

Other Revenue 0.09%
Dallas TX Convtn Ctr Hotel Dev Corp Build America Bds	7.088%	1/1/2042	390	398,369

Pre-Refunded 0.20%
Metro Transn Auth NY Build America Bds	7.336%	11/15/2039	465	556,386
Metro Transn Auth NY Ser B	5.00%	11/15/2034	305	315,138

Total				871,524

Sales Tax 0.36%
New York City NY Transnl Fin Auth Build America Bds	5.767%	8/1/2036	1,555	1,584,498

Transportation 1.00%
Clark Cnty NV Arpt Rev Build America Bds Ser B	6.881%	7/1/2042	970	979,467
IL St Toll Hwy Auth Build America Bds Ser A	6.184%	1/1/2034	400	430,892
Metro WA DC Arpts Auth Build America Bds	7.462%	10/1/2046	545	581,068
NC Tpk Auth Build America Bds Ser B	6.70%	1/1/2039	370	391,083
NH St Tpk Sys Rev Build America Bds Ser A	6.009%	11/1/2039	570	579,451
NJ St Tpk Auth Rev Build America Bds Ser F	7.414%	1/1/2040	260	312,437
North TX Twy Auth Rev Build America Bds Ser B	6.718%	1/1/2049	605	664,375
UT Transit Auth Sales Tax Rev Build America Bds Ser B	5.937%	6/15/2039	420	449,081

Total				4,387,854

Utilities 0.21%
MA St Wtr Res Auth Ser B	5.00%	8/1/2039	310	321,771
Platte River CO Pwr Auth Ser HH	5.00%	6/1/2028	200	214,690
Sacramento CA Muni Util Dist Build America Bds Ser V	6.322%	5/15/2036	375	394,695

Total				931,156

Total Municipal Bonds (cost $9,416,835)				9,792,598

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 17.28%
Banc of America Commercial Mortgage, Inc. 2002-2 A3	5.118%	7/11/2043	2,840	2,942,304
Banc of America Commercial Mortgage, Inc. 2003-1 A1	3.878%	9/11/2036	243	245,562

See Notes to Financial Statements.

18

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2009

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Banc of America Commercial Mortgage, Inc. 2003-2 A4	5.061%		3/11/2041	$610	$623,699
Banc of America Commercial Mortgage, Inc. 2004-1 A2	4.037%		11/10/2039	8	7,610
Banc of America Commercial Mortgage, Inc. 2004-4 A3	4.128%		7/10/2042	196	197,134
Banc of America Commercial Mortgage, Inc. 2005-2 A5	4.857%		7/10/2043	1,000	993,773
Banc of America Commercial Mortgage, Inc. 2005-3 A4	4.668%		7/10/2043	1,000	967,950
Banc of America Commercial Mortgage, Inc. 2005-6 A1	5.001%		9/10/2047	628	636,182
Banc of America Commercial Mortgage, Inc. 2005-6 A2	5.165%		9/10/2047	1,173	1,186,021
Banc of America Commercial Mortgage, Inc. 2006-1 A4	5.372%		9/10/2045	1,800	1,751,898
Banc of America Commercial Mortgage, Inc. 2006-3 A2	5.806%		7/10/2044	400	392,466
Bear Stearns Commercial Mortgage Securities, Inc. 2004-PWR5 A2	4.254%		7/11/2042	111	111,847
Bear Stearns Commercial Mortgage Securities, Inc. 2005-PW10 AAB	5.382%		12/11/2040	1,590	1,662,824
Bear Stearns Commercial Mortgage Securities, Inc. 2005-PWR9 A1	4.498%		9/11/2042	109	109,293
Bear Stearns Commercial Mortgage Securities, Inc. 2006-PW13 AAB	5.53%		9/11/2041	625	636,379
Bear Stearns Commercial Mortgage Securities, Inc. 2006-PW14 A1	5.044%		12/11/2038	170	174,962
Bear Stearns Commercial Mortgage Securities, Inc. 2006-T22 AAB	5.629%	#	4/12/2038	625	646,273
Bear Stearns Commercial Mortgage Securities, Inc. 2006-T24 AB	5.533%		10/12/2041	1,480	1,523,077
Citigroup Commercial Mortgage Trust 2005-C3 A4	4.86%		5/15/2043	1,100	1,090,251
Citigroup/Deutsche Bank Commercial Mortgage Trust 2005-CD1 A1	5.047%		7/15/2044	334	334,507
CS First Boston Mortgage Securities Corp. 2001-CK6 A3	6.387%		8/15/2036	1,067	1,124,017
CS First Boston Mortgage Securities Corp. 2001-CKN5 A4	5.435%		9/15/2034	1,507	1,561,012
CS First Boston Mortgage Securities Corp. 2002-CP3 A3	5.603%		7/15/2035	1,090	1,151,843

See Notes to Financial Statements.

19

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2009

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CS First Boston Mortgage Securities Corp. 2003-C4 A4	5.137%		8/15/2036	$1,533	$1,584,885
CS First Boston Mortgage Securities Corp. 2003-C5 A4	4.90%		12/15/2036	775	799,759
CS First Boston Mortgage Securities Corp. 2003-CK2 A2	3.861%		3/15/2036	8	7,966
CS First Boston Mortgage Securities Corp. 2004-C5 A2	4.183%		11/15/2037	728	726,391
CS First Boston Mortgage Securities Corp. 2005-C3 A4	4.686%		7/15/2037	700	695,770
Developers Diversified Realty I Depositor LLC Trust 2009-DDR1	3.807%		10/14/2014	1,750	1,753,850
GE Capital Commercial Mortgage Corp. 2002-1A A3	6.269%		12/10/2035	1,025	1,092,178
GE Capital Commercial Mortgage Corp. 2003-C2 A4	5.145%		7/10/2037	950	993,809
GE Capital Commercial Mortgage Corp. 2004-C3 A2	4.433%		7/10/2039	154	154,735
GE Capital Commercial Mortgage Corp. 2005-C3 A7A	4.974%		7/10/2045	680	670,557
GE Capital Commercial Mortgage Corp. 2006-C1 A4	5.515%	#	3/10/2044	2,060	2,046,650
GMAC Commercial Mortgage Securities, Inc. 2002-C3 A1	4.154%		7/10/2039	118	120,542
GMAC Commercial Mortgage Securities, Inc. 2002-C3 A2	4.93%		7/10/2039	685	710,106
GMAC Commercial Mortgage Securities, Inc. 2003-C1 A1	3.337%		5/10/2036	1,201	1,212,920
GMAC Commercial Mortgage Securities, Inc. 2003-C1 A2	4.079%		5/10/2036	2,535	2,560,545
GMAC Commercial Mortgage Securities, Inc. 2003-C2 A1	4.576%		5/10/2040	438	451,098
GMAC Commercial Mortgage Securities, Inc. 2003-C2 A2	5.67%	#	5/10/2040	820	863,395
GMAC Commercial Mortgage Securities, Inc. 2006-C1 A2	5.147%		11/10/2045	1,700	1,709,265
Greenwich Capital Commercial Funding Corp. 2003-C2 A4	4.915%		1/5/2036	580	600,725
GS Mortgage Securities Corp. II 2006-GG6 A1	5.417%		4/10/2038	258	261,381
JPMorgan Chase Commercial Mortgage Securities Corp. 2003-C1 A1	4.275%		1/12/2037	949	971,001
JPMorgan Chase Commercial Mortgage Securities Corp. 2004-LN2 A1	4.475%		7/15/2041	1,809	1,838,780

See Notes to Financial Statements.

20

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2009

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Corp. 2005-CB12 A4	4.895%		9/12/2037	$1,300	$1,293,727
JPMorgan Chase Commercial Mortgage Securities Corp. 2005-LDP3 A4A	4.936%		8/15/2042	1,550	1,503,560
JPMorgan Chase Commercial Mortgage Securities Corp. 2005-LDP5 A1	5.035%		12/15/2044	500	502,126
JPMorgan Chase Commercial Mortgage Securities Corp. 2005-LDP5 A4	5.344%	#	12/15/2044	2,688	2,722,948
JPMorgan Chase Commercial Mortgage Securities Corp. 2006-CB14 ASB	5.506%		12/12/2044	1,315	1,344,824
LB-UBS Commercial Mortgage Trust 2004-C7 A2	3.992%		10/15/2029	24	23,965
LB-UBS Commercial Mortgage Trust 2004-C8 A2	4.201%		12/15/2029	1,710	1,710,053
LB-UBS Commercial Mortgage Trust 2005-C1 A2	4.31%		2/15/2030	282	282,575
LB-UBS Commercial Mortgage Trust 2005-C3 A5	4.739%		7/15/2030	610	608,372
LB-UBS Commercial Mortgage Trust 2005-C5 A4	4.954%		9/15/2030	1,660	1,636,288
LB-UBS Commercial Mortgage Trust 2005-C5 AAB	4.93%		9/15/2030	140	144,816
LB-UBS Commercial Mortgage Trust 2006-C1 A1	5.018%		2/15/2031	209	212,048
Merrill Lynch Mortgage Trust 2005-CIP1 ASB	5.022%		7/12/2038	1,030	1,063,559
Merrill Lynch Mortgage Trust 2005-CKI1 A2	5.384%	#	11/12/2037	1,000	1,011,716
Merrill Lynch Mortgage Trust 2005-CKI1 A6	5.405%	#	11/12/2037	1,700	1,717,459
Merrill Lynch Mortgage Trust 2005-MCP1 A2	4.556%		6/12/2043	1,938	1,940,837
Merrill Lynch Mortgage Trust 2005-MCP1 ASB	4.674%		6/12/2043	490	502,396
Merrill Lynch Mortgage Trust 2005-MKB2 A2	4.806%		9/12/2042	1,475	1,474,055
Merrill Lynch Mortgage Trust 2006-C1 A1	5.528%		5/12/2039	145	147,798
Merrill Lynch/Countrywide Commercial Mortgage Trust 2006-1 A2	5.439%		2/12/2039	1,800	1,816,684
Merrill Lynch/Countrywide Commercial Mortgage Trust 2006-2 A1	5.773%		6/12/2046	657	668,305
Morgan Stanley Capital I 2003-IQ6 A2	4.17%		12/15/2041	486	490,770
Morgan Stanley Capital I 2005-HQ6 A2A	4.882%		8/13/2042	1,250	1,252,227
Morgan Stanley Capital I 2005-HQ7 AAB	5.355%	#	11/14/2042	109	114,003
Morgan Stanley Capital I 2006-T21 A2	5.09%		10/12/2052	835	843,637
Morgan Stanley Capital I 2006-T23 A1	5.682%		8/12/2041	515	526,701
Wachovia Bank Commercial Mortgage Trust 2002-C1 A4	6.287%		4/15/2034	355	377,674
Wachovia Bank Commercial Mortgage Trust 2003-C5 A1	2.986%		6/15/2035	1,867	1,874,138
Wachovia Bank Commercial Mortgage Trust 2003-C6 A4	5.125%		8/15/2035	1,305	1,341,463

See Notes to Financial Statements.

21

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wachovia Bank Commercial Mortgage Trust 2005-C18 A4	4.935%	4/15/2042	$1,750	$1,737,525
Wachovia Bank Commercial Mortgage Trust 2005-C18 APB	4.807%	4/15/2042	1,000	1,027,922
Wachovia Bank Commercial Mortgage Trust 2005-C19 A2	4.516%	5/15/2044	1,284	1,284,960
Wachovia Bank Commercial Mortgage Trust 2006-C27 APB	5.727%	7/15/2045	600	593,447

Total Non-Agency Commercial Mortgage-Backed Securities (cost $71,229,792)				75,689,770

U.S. TREASURY OBLIGATIONS 13.75%
U.S. Treasury Bond	4.25%	5/15/2039	2,668	2,689,261
U.S. Treasury Bond	4.50%	8/15/2039	1,431	1,503,892
U.S. Treasury Note	1.00%	10/31/2011	488	491,700
U.S. Treasury Note	1.00%	9/30/2011	2,645	2,665,872
U.S. Treasury Note	1.375%	10/15/2012	4,038	4,076,805
U.S. Treasury Note	1.375%	9/15/2012	4,282	4,326,494
U.S. Treasury Note	1.375%	11/15/2012	4,371	4,406,860
U.S. Treasury Note	2.375%	10/31/2014	6,620	6,746,727
U.S. Treasury Note	2.375%	9/30/2014	5,407	5,520,239
U.S. Treasury Note	3.00%	9/30/2016	10,449	10,693,904
U.S. Treasury Note	3.125%	10/31/2016	2,407	2,478,271
U.S. Treasury Note	3.375%	11/15/2019	2,777	2,818,663
U.S. Treasury Notes Inflation Index Bond(c)	1.625%	1/15/2015	837	884,826
U.S. Treasury Strips	Zero Coupon	11/15/2027	13,313	6,159,406
U.S. Treasury Strips	Zero Coupon	11/15/2022	8,000	4,782,368

Total U.S. Treasury Obligations (cost $58,771,241)				60,245,288

Total Long-Term Investments (cost $402,773,401)				421,699,560

SHORT-TERM INVESTMENTS 8.20%

Repurchase Agreements
Repurchase Agreement dated 11/30/2009, 0.10% due 12/1/2009 with JPMorgan Chase & Co. collateralized by $35,995,000 of Federal National Mortgage Assoc. at 3.00% due 10/29/2014; value: $36,605,859; proceeds: $35,794,099			35,794	35,794,000

See Notes to Financial Statements.

22

Schedule of Investments (concluded)

CORE FIXED INCOME FUND November 30, 2009

Investments	Principal Amount (000)	Value
Repurchase Agreements (continued)
Repurchase Agreement dated 11/30/2009, 0.01% due 12/1/2009 with State Street Bank & Trust Co. collateralized by $115,000 of U.S. Treasury Bill at 0.21% due 3/18/2010; value: $114,977; proceeds: $109,641	$110	$109,641

Total Short-Term Investments (cost $35,903,641)		35,903,641

Total Investments in Securities 104.47% (cost $438,677,042)		457,603,201

Liabilities in Excess of Cash and Other Assets(d) (4.47%)		(19,586,179)

Net Assets 100.00%		$438,017,022

#	Variable rate security. The interest rate represents the rate at November 30, 2009.
†

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be resold to qualified institutional investors. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)	Foreign security traded in U.S. dollars.
(b)

To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.

(c)

Treasury Inflation Protected Security. A U.S. Treasury Note or Bond that offers protection from inflation by paying a fixed rate of interest on principal amount that is adjusted for inflation based on the Consumer Price Index.

(d)	Liabilities in excess of cash and other assets include net unrealized depreciation on TBA sale commitment, as follows:

TBA SALE COMMITMENT

Government Sponsored Enterprises Pass-Through	Interest Rate	Maturity Date	Principal Amount (000)	Value
Federal National Mortgage Assoc.(b) (Proceeds $5,284,375)	5.50%	TBA	$5,000	$5,317,970

See Notes to Financial Statements.

23

Schedule of Investments

TOTAL RETURN FUND November 30, 2009

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
LONG-TERM INVESTMENTS 95.79%

ASSET-BACKED SECURITIES 7.27%

Automobiles 3.01%
Capital Auto Receivables Asset Trust 2007- 4A A3B	0.939%	#	12/15/2011	$5,400	$5,404,683
Capital Auto Receivables Asset Trust 2008-1 A3B	1.239%		8/15/2012	6,065	6,079,998
Capital One Prime Auto Receivables Trust 2007-2 A3	4.89%		1/15/2012	5,514	5,597,729
Carmax Auto Owner Trust 2006-2 A3	5.15%		2/15/2011	2	2,429
Ford Credit Auto Owner Trust 2006-B A4	5.25%		9/15/2011	2,020	2,061,649
Ford Credit Auto Owner Trust 2008-C A2B	1.139%	#	1/15/2011	4,418	4,421,197
Ford Credit Auto Owner Trust 2009-D A2	1.21%		1/15/2012	5,750	5,771,415
Harley-Davidson Motorcycle Trust 2005-4 A2	4.85%		6/15/2012	615	630,215
Harley-Davidson Motorcycle Trust 2006-3 A3	5.24%		1/15/2012	140	139,799
Harley-Davidson Motorcycle Trust 2007-2 A3	5.10%		5/15/2012	3,017	3,050,936
Harley-Davidson Motorcycle Trust 2009-1 A2	2.52%		5/15/2012	4,500	4,539,986
Harley-Davidson Motorcycle Trust 2009-2 A2	2.00%		7/15/2012	3,700	3,729,263
Honda Auto Receivables Owner Trust 2009-2 A2	2.22%		8/15/2011	5,600	5,645,563
Nissan Auto Receivables Owner Trust 2009-A A2	2.94%		7/15/2011	7,230	7,309,967

Total					54,384,829

Credit Cards 3.03%
American Express Credit Account Master Trust 2005-1 A	0.269%	#	10/15/2012	4,995	4,989,240
Capital One Multi-Asset Execution Trust 2006-A9	0.254%	#	5/15/2013	4,500	4,482,042
Chase Issuance Trust 2007-A6	0.239%	#	4/16/2012	5,000	4,994,742
Citibank Credit Card Issuance Trust 2007-A2	0.257%	#	5/21/2012	13,200	13,178,133
Discover Card Master Trust I 2003-3 A	0.439%	#	9/15/2012	6,700	6,697,656
Discover Card Master Trust I 2007-1 A	0.249%	#	8/15/2012	5,763	5,759,645
Discover Card Master Trust I 2007-3 A1	0.249%	#	10/16/2012	5,440	5,431,965
MBNA Credit Card Master Note Trust 2003-A8	0.429%	#	12/17/2012	9,380	9,342,940

Total					54,876,363

Home Equity 0.17%
Option One Mortgage Loan Trust 2007-FXD2 2A1	5.90%		3/25/2037	3,284	3,160,910

See Notes to Financial Statements.

24

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Other 1.06%
CenterPoint Energy Transition Bond Co. LLC 2009-1 A2	3.46%	8/15/2019	$9,800	$9,799,020
Entergy Texas Restoration Funding LLC 2009-A A2	3.65%	8/1/2019	9,250	9,418,665

Total				19,217,685

Total Asset-Backed Securities (cost $131,054,285)				131,639,787

CORPORATE BONDS 35.45%

Air Transportation 0.07%
Bristow Group, Inc.	6.125%	6/15/2013	1,346	1,308,985

Apparel 0.24%
Phillips-Van Heusen Corp.	7.25%	2/15/2011	3,451	3,481,196
Warnaco Group, Inc.	8.875%	6/15/2013	835	857,963

Total				4,339,159

Auto Parts: After Market 0.06%
Affinia Group, Inc.†	10.75%	8/15/2016	950	1,035,500

Automotive 0.41%
Roper Industries, Inc.	6.25%	9/1/2019	4,045	4,329,367
Roper Industries, Inc.	6.625%	8/15/2013	2,321	2,563,749
TRW Automotive, Inc.†	8.875%	12/1/2017	500	501,250

Total				7,394,366

Banks: Diversified 5.66%
Bank of America Corp.	2.10%	4/30/2012	15,005	15,346,379
Barclays Bank plc (United Kingdom)(a)	6.75%	5/22/2019	3,085	3,506,041
Citigroup, Inc.	8.125%	7/15/2039	1,677	1,849,141
Commonwealth Bank of Australia (Australia)†(a)	2.70%	11/25/2014	11,730	11,860,543
Commonwealth Bank of Australia (Australia)†(a)	5.00%	10/15/2019	1,878	1,933,035
Credit Suisse NY	5.30%	8/13/2019	3,845	4,036,758
Discover Bank	8.70%	11/18/2019	1,310	1,382,770
GMAC, Inc.	1.75%	10/30/2012	6,940	7,017,318
Goldman Sachs Group, Inc. (The)	1.625%	7/15/2011	5,500	5,582,714
Goldman Sachs Group, Inc. (The)	5.35%	1/15/2016	1,133	1,208,497
Goldman Sachs Group, Inc. (The)	6.125%	2/15/2033	1,528	1,575,891
JPMorgan Chase & Co.	6.00%	1/15/2018	4,500	4,885,969

See Notes to Financial Statements.

25

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Banks: Diversified (continued)
Kreditanstalt fuer Wiederaufbau (Germany)(a)	3.50%	3/10/2014	$13,460	$14,207,878
Morgan Stanley	6.25%	8/28/2017	1,885	2,021,280
Morgan Stanley	6.625%	4/1/2018	8,025	8,720,479
RSHB Capital SA for OJSC Russian Agricultural Bank (Luxembourg)†(a)	9.00%	6/11/2014	725	815,335
Societe Financement de l’Economie Francaise (France)†(a)	3.375%	5/5/2014	15,675	16,432,714

Total				102,382,742

Banks: Money Center 2.20%
Central American Bank for Economic Integration (Honduras)†(a)	5.375%	9/24/2014	550	567,300
Eurasian Development Bank (Kazakhstan)†(a)	7.375%	9/29/2014	100	104,000
European Investment Bank (Luxembourg)(a)	3.125%	6/4/2014	17,400	18,100,820
Inter-American Development Bank	3.00%	4/22/2014	17,850	18,555,593
Westpac Banking Corp. (Australia)(a)	4.875%	11/19/2019	2,531	2,574,731

Total				39,902,444

Beverages 0.56%
Anheuser-Busch InBev Worldwide, Inc.†	8.00%	11/15/2039	2,671	3,385,100
Bacardi Ltd.†	7.45%	4/1/2014	2,110	2,429,882
FBG Finance Ltd. (Australia)†(a)	7.875%	6/1/2016	3,600	4,249,692

Total				10,064,674

Biotechnology Research & Production 0.12%
Cellu Tissue Holdings, Inc.	11.50%	6/1/2014	1,455	1,596,863
Talecris Biotherapeutics Holdings Corp.†	7.75%	11/15/2016	640	646,400

Total				2,243,263

Broadcasting 0.39%
Cox Communications, Inc.†	9.375%	1/15/2019	3,825	4,890,431
Grupo Televisa SA (Mexico)(a)	6.00%	5/15/2018	1,744	1,801,355
Salem Communications Corp.†	9.625%	12/15/2016	345	353,625

Total				7,045,411

Brokers 0.44%
Raymond James Financial, Inc.	8.60%	8/15/2019	7,231	8,039,874

See Notes to Financial Statements.

26

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Building Materials 0.31%
Martin Marietta Materials, Inc.	6.25%	5/1/2037	$1,720	$1,618,204
Texas Industries, Inc.	7.25%	7/15/2013	2,020	1,964,449
Voto-Votorantim Overseas Trading Operations NV†	6.625%	9/25/2019	2,000	1,980,000

Total				5,562,653

Business Services 0.08%
StoneMor Operating LLC/Cornerstone Family Services/Osiris Holdings†	10.25%	12/1/2017	1,070	1,070,000
Trico Shipping AS (Norway)†(a)	11.875%	11/1/2014	400	407,500

Total				1,477,500

Chemicals 0.62%
Airgas, Inc.†	7.125%	10/1/2018	4,630	4,815,200
Huntsman International LLC	7.375%	1/1/2015	1,215	1,136,025
Huntsman International LLC	7.875%	11/15/2014	575	547,687
Methanex Corp. (Canada)(a)	6.00%	8/15/2015	2,570	2,255,432
Nalco Co.	7.75%	11/15/2011	1,700	1,700,000
Towngas China Co., Ltd. (Hong Kong)(a)	8.25%	9/23/2011	735	795,238

Total				11,249,582

Coal 0.52%
CONSOL Energy, Inc.	7.875%	3/1/2012	3,885	4,137,525
Drummond Co., Inc.†	7.375%	2/15/2016	4,330	4,102,675
Indo Integrated Energy II BV (Netherlands)†(a)	9.75%	11/5/2016	500	496,250
Murray Energy Corp.†	10.25%	10/15/2015	740	728,900

Total				9,465,350

Communications Technology 0.10%
American Tower Corp.†	7.25%	5/15/2019	1,656	1,846,440

Computer Software 0.19%
BMC Software, Inc.	7.25%	6/1/2018	1,995	2,176,391
Intuit, Inc.	5.75%	3/15/2017	1,114	1,191,190

Total				3,367,581

Construction/Homebuilding 0.12%
Odebrecht Finance Ltd.†	7.00%	4/21/2020	2,300	2,248,250

See Notes to Financial Statements.

27

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Consumer Products 0.42%
Ralcorp Holdings, Inc.†	6.625%	8/15/2039	$7,406	$7,670,705

Containers 0.74%
Ball Corp.	6.875%	12/15/2012	2,240	2,273,600
Pactiv Corp.	7.95%	12/15/2025	380	410,991
Rexam plc (United Kingdom)†(a)	6.75%	6/1/2013	6,827	7,368,695
Sealed Air Corp.†	6.875%	7/15/2033	3,575	3,414,400

Total				13,467,686

Diversified 0.66%
General Electric Capital Corp.	2.00%	9/28/2012	8,600	8,763,950
Tyco Electronics Group SA (Switzerland)(a)	7.125%	10/1/2037	3,047	3,179,353

Total				11,943,303

Diversified Materials & Processing 0.04%
Tyco International Finance SA (Switzerland)(a)	8.50%	1/15/2019	650	807,537

Drugs 0.24%
Valeant Pharmaceuticals International†	8.375%	6/15/2016	2,490	2,577,150
Watson Pharmaceuticals, Inc.	6.125%	8/15/2019	1,696	1,804,229

Total				4,381,379

Electric: Equipment/Components 0.03%
Centrais Eletricas Brasileiras SA (Brazil)†(a)	6.875%	7/30/2019	438	468,113

Electric: Power 2.30%
Black Hills Corp.	6.50%	5/15/2013	3,795	4,056,054
Black Hills Corp.	9.00%	5/15/2014	3,190	3,730,590
Cleco Power LLC	6.50%	12/1/2035	1,450	1,454,523
E. On International Finance BV (Netherlands)†(a)	6.65%	4/30/2038	2,200	2,613,321
Empresas Publicas de Medellin, ESP (Columbia)†(a)	7.625%	7/29/2019	500	565,000
Entergy Arkansas, Inc.	5.66%	2/1/2025	2,905	2,911,699
Entergy Mississippi, Inc.	6.64%	7/1/2019	2,190	2,446,859
General Electric Capital Corp.	6.875%	1/10/2039	13,811	14,529,407
Texas-New Mexico Power Co.†	9.50%	4/1/2019	7,480	9,282,186

Total				41,589,639

See Notes to Financial Statements.

28

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2009

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
Electronics: Semi-Conductors/Components 1.01%
Agilent Technologies, Inc.	5.50%		9/14/2015	$2,000	$2,113,018
Agilent Technologies, Inc.	6.50%		11/1/2017	6,675	7,142,944
Analog Devices, Inc.	5.00%		7/1/2014	1,756	1,882,985
KLA-Tencor Corp.	6.90%		5/1/2018	6,572	7,054,161

Total					18,193,108

Energy Equipment & Services 0.38%
Cameron International Corp.	6.375%		7/15/2018	1,223	1,335,451
EQT Corp.	6.50%		4/1/2018	1,710	1,802,309
EQT Corp.	8.125%		6/1/2019	1,149	1,344,137
NRG Energy, Inc.	7.25%		2/1/2014	175	176,969
NRG Energy, Inc.	7.375%		1/15/2017	490	487,550
Paiton Energy Funding BV (Netherlands)†(a)	9.34%		2/15/2014	700	710,500
Power Sector Assets & Liabilities Management (PSALM) Corp. (Philippines)†(a)	7.39%		12/2/2024	1,050	1,057,875

Total					6,914,791

Environmental Services 0.04%
Williams Cos., Inc. (The)	8.75%		1/15/2020	585	684,923

Financial: Miscellaneous 0.17%
Ford Motor Credit Co. LLC	5.549%	#	6/15/2011	750	735,938
Ford Motor Credit Co. LLC	7.25%		10/25/2011	2,429	2,425,735

Total					3,161,673

Financial Services 2.27%
ADCB Finance Cayman Ltd. (United Arab Emirates)†(a)	4.75%		10/8/2014	1,500	1,392,450
Bear Stearns Cos. LLC	7.25%		2/1/2018	5,806	6,724,805
CEDC Finance Corp. International, Inc.†	9.125%		12/1/2016	2,800	2,807,000
Citigroup Funding, Inc.	1.875%		10/22/2012	6,520	6,615,446
Citigroup Funding, Inc.	2.25%		12/10/2012	6,740	6,906,094
DASA Finance Corp.†	8.75%		5/29/2018	430	447,200
EDP Finance BV (Netherlands)†(a)	6.00%		2/2/2018	3,430	3,791,357
ICICI Bank Ltd. (Indonesia)†(a)	5.50%		3/25/2015	2,400	2,415,038
Lukoil International Finance BV (Netherlands)†(a)	6.375%		11/5/2014	1,595	1,618,925
Lukoil International Finance BV (Netherlands)†(a)	6.656%		6/7/2022	925	864,875
Marsh & McLennan Cos., Inc.	9.25%		4/15/2019	2,389	3,012,603

See Notes to Financial Statements.

29

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Financial Services (continued)
TD Ameritrade Holding Corp.	5.60%	12/1/2019	$3,267	$3,328,171
TNK-BP Finance SA (Luxembourg)†(a)	7.50%	7/18/2016	1,200	1,206,000

Total				41,129,964

Food 0.03%
CFG Investment SAC (Peru)†(a)	9.25%	12/19/2013	500	491,250

Gaming 0.17%
International Game Technology	7.50%	6/15/2019	2,310	2,595,327
Pinnacle Entertainment, Inc.	8.25%	3/15/2012	504	506,520

Total				3,101,847

Healthcare Products 0.25%
Biogen Idec, Inc.	6.00%	3/1/2013	400	432,052
Biogen Idec, Inc.	6.875%	3/1/2018	2,513	2,766,398
HCA, Inc.	9.125%	11/15/2014	1,192	1,248,620

Total				4,447,070

Household Equipment/Products 0.07%
Controladora Mabe SA CV (Mexico)†(a)	7.875%	10/28/2019	1,200	1,182,000

Household Furnishings 0.13%
ALH Finance LLC/ALH Finance Corp.	8.50%	1/15/2013	1,710	1,684,350
Sealy Mattress Co.†	10.875%	4/15/2016	565	624,325

Total				2,308,675

Industrial Products 0.17%
Vale Overseas Ltd. (Brazil)(a)	5.625%	9/15/2019	943	978,719
Vale Overseas Ltd. (Brazil)(a)	6.875%	11/21/2036	1,998	2,043,768

Total				3,022,487

Insurance 0.41%
Markel Corp.	7.125%	9/30/2019	5,086	5,337,014
Willis North America, Inc.	7.00%	9/29/2019	2,115	2,162,270

Total				7,499,284

Investment Management Companies 0.46%
BlackRock, Inc.	6.25%	9/15/2017	6,265	6,937,729
Lazard Group LLC	7.125%	5/15/2015	1,304	1,362,827

Total				8,300,556

See Notes to Financial Statements.

30

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Leisure 0.10%
Seneca Gaming Corp.	7.25%	5/1/2012	$1,320	$1,300,200
Speedway Motorsports, Inc.	8.75%	6/1/2016	565	598,900

Total				1,899,100

Lodging 0.15%
Hyatt Hotels Corp.†	6.875%	8/15/2019	2,640	2,734,061

Machinery: Agricultural 0.60%
Ciliandra Perkasa Finance Co. Pte Ltd. (Indonesia)†(a)	10.75%	12/8/2011	1,500	1,545,000
Lorillard Tobacco Co.	8.125%	6/23/2019	8,477	9,397,840

Total				10,942,840

Machinery: Industrial/Specialty 0.07%
CPM Holdings, Inc.†	10.625%	9/1/2014	1,205	1,265,250

Machinery: Oil Well Equipment & Services 0.28%
Pride International, Inc.	7.375%	7/15/2014	2,495	2,582,325
Pride International, Inc.	8.50%	6/15/2019	2,198	2,445,275

Total				5,027,600

Manufacturing 0.20%
Freedom Group, Inc.†	10.25%	8/1/2015	2,525	2,711,219
Wabtec Corp.	6.875%	7/31/2013	923	935,691

Total				3,646,910

Media 0.54%
DirecTV Holdings LLC/DirecTV Financing Co., Inc.	6.375%	6/15/2015	1,128	1,164,660
DirecTV Holdings LLC/DirecTV Financing Co., Inc.	7.625%	5/15/2016	3,488	3,763,123
Discovery Communications LLC	5.625%	8/15/2019	3,934	4,153,376
NET Servicos de Comunicacao SA (Brazil)†(a)	7.50%	1/27/2020	700	704,375

Total				9,785,534

Metals & Minerals Miscellaneous 1.64%
Anglo American Capital plc (United Kingdom)†(a)	9.375%	4/8/2014	7,111	8,533,307
CII Carbon LLC†	11.125%	11/15/2015	3,625	3,602,344
Compass Minerals International, Inc.†	8.00%	6/1/2019	775	819,562
Rio Tinto Finance USA Ltd. (Australia)(a)	8.95%	5/1/2014	6,980	8,401,393
Teck Resources Ltd. (Canada)(a)	9.75%	5/15/2014	500	564,375
Teck Resources Ltd. (Canada)(a)	10.75%	5/15/2019	6,622	7,764,295

Total				29,685,276

See Notes to Financial Statements.

31

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Miscellaneous 0.23%
Downstream Development Authority Quapaw Tribe of Oklahoma†	12.00%	10/15/2015	$405	$328,050
Freeport-McMoRan Copper & Gold, Inc.	8.25%	4/1/2015	1,750	1,878,900
Magellan Midstream Partners LP	6.40%	5/1/2037	950	978,013
Majapahit Holding BV (Netherlands)†(a)	8.00%	8/7/2019	1,000	1,030,000

Total				4,214,963

Natural Gas 0.26%
Florida Gas Transmission Co. LLC†	7.90%	5/15/2019	2,620	3,170,069
Tennessee Gas Pipeline Co.	6.00%	12/15/2011	1,485	1,494,263

Total				4,664,332

Office Supplies 0.35%
Staples, Inc.	9.75%	1/15/2014	5,294	6,408,218

Oil 2.17%
Antero Resources Finance Corp.†	9.375%	12/1/2017	615	619,613
Continental Resources, Inc.†	8.25%	10/1/2019	1,000	1,032,500
Dolphin Energy Ltd. (United Arab Emirates)†(a)	5.888%	6/15/2019	2,450	2,405,317
Gaz Capital SA (Luxembourg)†(a)	8.125%	7/31/2014	1,643	1,751,931
Mariner Energy, Inc.	7.50%	4/15/2013	685	674,725
Mariner Energy, Inc.	11.75%	6/30/2016	2,108	2,334,610
Panhandle Eastern Pipeline Co. LP	7.00%	6/15/2018	1,200	1,353,834
Panhandle Eastern Pipeline Co. LP	8.125%	6/1/2019	2,455	2,931,520
Petroleum Co. of Trinidad & Tobago Ltd. (Trinidad/Tobago)†(a)	6.00%	5/8/2022	600	562,500
Questar Market Resources, Inc.	6.80%	4/1/2018	2,160	2,289,935
Questar Market Resources, Inc.	6.80%	3/1/2020	2,545	2,744,307
Ras Laffan Liquefied Natural Gas Co., Ltd. II (Qatar)†(a)	5.298%	9/30/2020	1,500	1,528,042
Ras Laffan Liquefied Natural Gas Co., Ltd. III (Qatar)†(a)	6.75%	9/30/2019	1,800	1,970,572
SEACOR Holdings, Inc.	7.375%	10/1/2019	5,167	5,412,779
Suncor Energy, Inc. (Canada)(a)	6.85%	6/1/2039	5,367	5,998,352
Swift Energy Co.	8.875%	1/15/2020	1,625	1,625,000
Woodside Finance Ltd. (Australia)†(a)	8.125%	3/1/2014	3,550	4,108,454

Total				39,343,991

See Notes to Financial Statements.

32

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Oil: Crude Producers 1.56%
Anadarko Petroleum Corp.	7.625%	3/15/2014	$1,561	$1,809,226
Anadarko Petroleum Corp.	8.70%	3/15/2019	7,305	9,164,831
Cimarex Energy Co.	7.125%	5/1/2017	1,144	1,145,430
Enogex LLC†	6.25%	3/15/2020	5,590	5,675,751
Gulfstream Natural Gas System LLC†	6.95%	6/1/2016	1,913	2,166,819
Maritimes & Northeast Pipeline LLC†	7.50%	5/31/2014	6,081	6,748,534
Southwestern Energy Co.	7.50%	2/1/2018	1,450	1,504,375

Total				28,214,966

Oil: Integrated Domestic 0.94%
Ferrellgas Escrow LLC/Ferrellgas Finance Escrow Corp.	6.75%	5/1/2014	125	120,625
Ferrellgas Partners LP	6.75%	5/1/2014	1,290	1,244,850
Frontier Oil Corp.	6.625%	10/1/2011	1,665	1,673,325
National Fuel Gas Co.	6.50%	4/15/2018	1,373	1,486,285
National Fuel Gas Co.	8.75%	5/1/2019	3,165	3,829,754
Newfield Exploration Co.	7.625%	3/1/2011	1,108	1,146,780
Pacific Energy Partners LP/PAA Finance Corp.	6.25%	9/15/2015	2,005	2,128,087
Petronas Global Sukuk Ltd. (Malaysia)†(a)	4.25%	8/12/2014	3,400	3,456,831
Rockies Express Pipeline LLC†	6.25%	7/15/2013	800	877,492
Rockies Express Pipeline LLC†	6.85%	7/15/2018	950	1,066,448

Total				17,030,477

Oil: Integrated International 0.02%
Questar Pipeline Co.	5.83%	2/1/2018	339	361,290

Paper & Forest Products 0.06%
Sino-Forest Corp. (Hong Kong)†(a)	9.125%	8/17/2011	635	659,606
Sino-Forest Corp. (Hong Kong)†(a)	10.25%	7/28/2014	435	471,975

Total				1,131,581

Plastics 0.06%
Plastipak Holdings, Inc.†	10.625%	8/15/2019	1,040	1,149,200

Pollution Control 0.07%
Clean Harbors, Inc.†	7.625%	8/15/2016	1,280	1,294,400

Power 0.08%
National Gas Co. of Trinidad & Tobago Ltd. (Trinidad/Tobago)†(a)	6.05%	1/15/2036	1,525	1,407,191

See Notes to Financial Statements.

33

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Real Estate Investment Trusts 0.08%
Tanger Properties LP	6.15%	11/15/2015	$1,380	$1,394,737

Retail 0.06%
Arcos Dorados BV (Netherlands)†(a)	7.50%	10/1/2019	300	301,500
QVC, Inc.†	7.50%	10/1/2019	800	804,000

Total				1,105,500

Retail: Specialty 0.12%
Kohl’s Corp.	6.875%	12/15/2037	1,866	2,169,563

Steel 1.03%
Allegheny Technologies, Inc.	9.375%	6/1/2019	5,974	6,885,531
ArcelorMittal (Luxembourg)(a)	9.85%	6/1/2019	8,102	9,998,751
CSN Islands XI Corp.†	6.875%	9/21/2019	700	700,000
Gerdau Holdings, Inc. (Brazil)†(a)	7.00%	1/20/2020	980	977,060

Total				18,561,342

Technology 0.17%
Fisher Scientific International, Inc.	6.75%	8/15/2014	2,961	3,074,685

Telecommunications 1.06%
Atlantic Broadband Finance LLC	9.375%	1/15/2014	900	900,000
DigitalGlobe, Inc.†	10.50%	5/1/2014	4,945	5,315,875
GeoEye, Inc.†	9.625%	10/1/2015	585	609,862
Inmarsat Finance plc (United Kingdom)†(a)	7.375%	12/1/2017	300	304,500
Intelsat Subsidiary Holding Co., Ltd.†	8.875%	1/15/2015	1,250	1,268,750
NII Capital Corp.†	10.00%	8/15/2016	2,540	2,705,100
Nordic Telephone Holdings Co. (Denmark)†(a)	8.875%	5/1/2016	1,425	1,503,375
Qtel International Finance Ltd. (Qatar)†(a)	6.50%	6/10/2014	1,050	1,137,415
Telemar Norte Leste SA (Brazil)†(a)	9.50%	4/23/2019	900	1,076,625
Vimpel-Communications (Ireland)†(a)	9.125%	4/30/2018	597	629,835
Wind Acquisition Finance SA (Italy)†(a)	10.75%	12/1/2015	1,800	1,935,000
Wind Acquisition Finance SA (Italy)†(a)	11.75%	7/15/2017	1,550	1,728,250

Total				19,114,587

Telephone-Long Distance 0.06%
Centennial Communications Corp.	10.00%	1/1/2013	975	1,028,625

Tobacco 0.40%
Altria Group, Inc.	9.95%	11/10/2038	5,539	7,193,616

See Notes to Financial Statements.

34

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Transportation: Miscellaneous 0.16%
Commercial Barge Line Co.†	12.50%	7/15/2017	$1,950	$2,008,500
TGI International Ltd. (Columbia)†(a)	9.50%	10/3/2017	765	838,593

Total				2,847,093

Utilities 0.14%
Commonwealth Edison Co.	6.95%	7/15/2018	2,220	2,499,043

Utilities: Electrical 0.40%
IPALCO Enterprises, Inc.	8.625%	11/14/2011	1,365	1,419,600
TAQA Abu Dhabi National Energy Co. (United Arab Emirates)†(a)	6.165%	10/25/2017	1,792	1,775,782
TAQA Abu Dhabi National Energy Co. (United Arab Emirates)†(a)	6.25%	9/16/2019	700	699,363
TAQA Abu Dhabi National Energy Co. (United Arab Emirates)†(a)	6.50%	10/27/2036	3,485	3,266,874

Total				7,161,619

Utilities: Miscellaneous 0.31%
American Water Capital Corp.	6.593%	10/15/2037	2,864	3,029,897
Source Gas LLC†	5.90%	4/1/2017	2,884	2,598,879

Total				5,628,776

Total Corporate Bonds (cost $598,999,579)				641,726,130

FLOATING RATE LOAN 0.10%

Utilities: Electrical
Texas Competitive Electric Holdings Co. LLC Term Loan B1(b) (cost $1,756,207)	3.753% - 3.783%	10/10/2014	2,244	1,680,401

FOREIGN GOVERNMENT OBLIGATIONS 4.43%

Argentina 0.09%
Republic of Argentina(a)	8.28%	12/31/2033	2,278	1,583,399

Bahamas 0.11%
Commonwealth of Bahamas†(a)	6.95%	11/20/2029	1,943	1,975,571

Brazil 0.26%
Federal Republic of Brazil(a)	5.625%	1/7/2041	700	679,000
Federal Republic of Brazil(a)	5.875%	1/15/2019	2,346	2,582,946
Federal Republic of Brazil(a)	6.00%	1/17/2017	800	880,800
Federal Republic of Brazil(a)	7.125%	1/20/2037	450	534,825

Total				4,677,571

See Notes to Financial Statements.

35

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Canada 0.33%
Province of Ontario Canada(a)	1.875%	11/19/2012	$5,865	$5,901,609

Cayman Islands 0.14%
Cayman Islands Government†(a)	5.95%	11/24/2019	2,520	2,575,846

Columbia 0.12%
Republic of Colombia(a)	7.375%	3/18/2019	1,818	2,128,878

Costa Rica 0.15%
Republic of Costa Rica†(a)	9.995%	8/1/2020	2,154	2,778,660

Croatia 0.09%
Republic of Croatia†(a)	6.75%	11/5/2019	1,450	1,566,824

Dominican Republic 0.10%
Dominican Republic†(a)	9.04%	1/23/2018	1,706	1,868,220

El Salvador 0.03%
Republic of El Salvador†(a)	7.375%	12/1/2019	450	464,625

Ghana 0.17%
Republic of Ghana†(a)	8.50%	10/4/2017	3,000	2,985,000

Indonesia 0.15%
Republic of Indonesia†(a)	8.50%	10/12/2035	1,250	1,481,250
Republic of Indonesia†(a)	11.625%	3/4/2019	900	1,271,250

Total				2,752,500

Lithuania 0.09%
Republic of Lithuania†(a)	6.75%	1/15/2015	1,575	1,589,726

Mexico 0.46%
United Mexican States(a)	5.875%	2/17/2014	7,246	7,919,878
United Mexican States(a)	5.95%	3/19/2019	400	435,600

Total				8,355,478

Panama 0.14%
Republic of Panama(a)	7.25%	3/15/2015	220	252,780
Republic of Panama(a)	8.875%	9/30/2027	1,700	2,244,000

Total				2,496,780

See Notes to Financial Statements.

36

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Peru 0.20%
Republic of Peru(a)	7.125%	3/30/2019	$3,084	$3,631,410

Philippines 0.10%
Republic of Philippines(a)	6.375%	10/23/2034	1,200	1,170,000
Republic of Philippines(a)	8.375%	6/17/2019	500	606,250

Total				1,776,250

Poland 0.11%
Republic of Poland(a)	6.375%	7/15/2019	1,825	2,039,065

Qatar 0.13%
State of Qatar†(a)	6.40%	1/20/2040	2,325	2,383,125

Russia 0.61%
Russia Eurobonds†(a)	7.50%	3/31/2030	9,874	11,107,980

South Africa 0.08%
Republic of South Africa(a)	6.875%	5/27/2019	1,350	1,510,313

Sri Lanka 0.14%
Republic of Sri Lanka†(a)	7.40%	1/22/2015	2,500	2,575,000

Turkey 0.09%
Republic of Turkey(a)	11.875%	1/15/2030	964	1,556,860

Ukrainian 0.09%
Ukraine Government†(a)	6.58%	11/21/2016	750	555,000
Ukraine Government†(a)	7.65%	6/11/2013	1,400	1,155,000

Total				1,710,000

Uruguay 0.16%
Republic of Uruguay(a)	6.875%	9/28/2025	665	719,862
Republic of Uruguay(a)	8.00%	11/18/2022	1,805	2,111,850

Total				2,831,712

Venezuela 0.29%
Republic of Venezuela(a)	9.375%	1/13/2034	5,837	3,983,752
Republic of Venezuela(a)	8.50%	10/8/2014	1,700	1,347,250

Total				5,331,002

Total Foreign Government Obligations (cost $73,713,004)				80,153,404

See Notes to Financial Statements.

37

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2009

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
GOVERNMENT SPONSORED ENTERPRISES BOND 1.04%
Federal National Mortgage Assoc. (cost $18,255,754)	5.25%		9/15/2016	$16,500	$18,849,088

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 2.07%
Federal Home Loan Mortgage Corp. K003 A5	5.085%		3/25/2019	5,565	6,092,588
Federal Home Loan Mortgage Corp. K004 A2	4.186%		8/25/2019	19,300	19,770,748
Federal National Mortgage Assoc. 2009 M2 A2	3.334%		1/25/2019	11,500	11,651,442

Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $36,782,791)					37,514,778

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 17.45%
Federal Home Loan Mortgage Corp.	4.931%	#	7/1/2035	6,282	6,588,000
Federal Home Loan Mortgage Corp.	5.00%		3/1/2019 - 7/1/2021	25,025	26,754,845
Federal Home Loan Mortgage Corp.	6.00%		3/1/2016 - 4/1/2016	615	663,911
Federal Home Loan Mortgage Corp.	7.00%		8/1/2032	52	58,453
Federal National Mortgage Assoc.(c)	4.50%		TBA	22,000	23,051,864
Federal National Mortgage Assoc.	4.91%		4/1/2016	5,663	6,170,999
Federal National Mortgage Assoc.(c)	5.00%		TBA	18,500	19,404,761
Federal National Mortgage Assoc.	5.00%		2/1/2036	25,922	27,245,236
Federal National Mortgage Assoc.	5.264%	#	10/1/2035	5,376	5,560,736
Federal National Mortgage Assoc.	5.50%		7/1/2033 - 12/1/2036	153,465	163,891,122
Federal National Mortgage Assoc.	5.50%	#	5/1/2035 - 4/1/2036	5,363	5,725,008
Federal National Mortgage Assoc.	5.627%	#	10/1/2038	6,296	6,656,086
Federal National Mortgage Assoc.	5.718%	#	10/1/2036	4,555	4,821,167
Federal National Mortgage Assoc.	5.917%	#	5/1/2036	2,931	3,096,565
Federal National Mortgage Assoc.	5.923%	#	8/1/2036	6,794	7,196,982
Federal National Mortgage Assoc.	5.963%	#	12/1/2036	8,453	8,953,530

Total Government Sponsored Enterprises Pass-Throughs (cost $305,071,655)					315,839,265

MUNICIPAL BONDS 2.21%

Education 0.37%
Los Angeles CA Unif Sch Dist Build America Bds	5.75%		7/1/2034	2,955	2,866,911
Texas A&M Univ Rev Fing Sys Ser A	5.00%		5/15/2029	1,240	1,334,736
Univ of AL Rev Build America Bds Ser A	6.28%		7/1/2039	2,410	2,460,224

Total					6,661,871

See Notes to Financial Statements.

38

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Housing 0.04%
Port of Seattle WA Rev Ser B1	7.00%	5/1/2036	$605	$632,195

Other Revenue 0.08%
Dallas TX Convtn Ctr Hotel Dev Corp Build America Bds	7.088%	1/1/2042	1,385	1,414,722

Pre-Refunded 0.18%
Metro Transn Auth NY Ser B	5.00%	11/15/2034	1,160	1,198,558
Metro Transn Auth NY Build America Bds	7.336%	11/15/2039	1,680	2,010,170

Total				3,208,728

Sales Tax 0.36%
New York City NY Transnl Fin Auth Build America Bds	5.767%	8/1/2036	6,460	6,582,546

Transportation 0.88%
Clark Cnty NV Arpt Rev Build America Bds Ser B	6.881%	7/1/2042	4,050	4,089,528
IL St Toll Hwy Auth Build America Bds Ser A	6.184%	1/1/2034	1,300	1,400,399
Metro WA DC Arpts Auth Build America Bds	7.462%	10/1/2046	2,095	2,233,647
NC Tpk Auth Rev Build America Bds Ser B	6.70%	1/1/2039	1,365	1,442,778
NH St Tpk Sys Rev Build America Bds Ser A	6.009%	11/1/2039	1,620	1,646,860
NJ St Tpk Auth Rev Build America Bds Ser F	7.414%	1/1/2040	1,135	1,363,907
North TX Twy Auth Rev Build America Bds Ser B	6.718%	1/1/2049	2,265	2,487,287
UT Transit Auth Sales Tax Rev Build America Bds Ser B	5.937%	6/15/2039	1,245	1,331,204

Total				15,995,610

Utilities 0.30%
MA St Wtr Res Auth Ser B	5.00%	8/1/2039	1,570	1,629,613
Platte River CO Pwr Auth Ser HH	5.00%	6/1/2028	2,250	2,415,262
Sacramento CA Muni Util Dist Rev Build America Bds Ser V	6.322%	5/15/2036	1,400	1,473,528

Total				5,518,403

Total Municipal Bonds (cost $38,509,976)				40,014,075

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 16.13%
Banc of America Commercial Mortgage, Inc. 2002-2 A3	5.118%	7/11/2043	2,618	2,712,307
Banc of America Commercial Mortgage, Inc. 2003-1 A1	3.878%	9/11/2036	1,684	1,705,516

See Notes to Financial Statements.

39

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2009

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Banc of America Commercial Mortgage, Inc. 2003-2 A2	4.342%		3/11/2041	$1,741	$1,759,770
Banc of America Commercial Mortgage, Inc. 2003-2 A4	5.061%		3/11/2041	1,100	1,124,703
Banc of America Commercial Mortgage, Inc. 2004-2 A5	4.58%		11/10/2038	400	400,199
Banc of America Commercial Mortgage, Inc. 2005-2 A5	4.857%		7/10/2043	4,760	4,730,359
Banc of America Commercial Mortgage, Inc. 2005-3 A4	4.668%		7/10/2043	6,914	6,692,404
Banc of America Commercial Mortgage, Inc. 2005-6 A2	5.165%		9/10/2047	2,805	2,836,136
Banc of America Commercial Mortgage, Inc. 2006-1 A4	5.372%		9/10/2045	7,600	7,396,901
Bear Stearns Commercial Mortgage Securities, Inc. 2004-PWR5 A2	4.254%		7/11/2042	459	460,377
Bear Stearns Commercial Mortgage Securities, Inc. 2005-PW10 AAB	5.382%		12/11/2040	12,360	12,926,103
Bear Stearns Commercial Mortgage Securities, Inc. 2005-PWR9 A1	4.498%		9/11/2042	698	702,986
Bear Stearns Commercial Mortgage Securities, Inc. 2005-T20 A4A	5.149%	#	10/12/2042	5,000	5,066,344
Bear Stearns Commercial Mortgage Securities, Inc. 2006-PW13 AAB	5.53%		9/11/2041	775	789,110
Citigroup Commercial Mortgage Trust 2005-C3 A1	4.391%		5/15/2043	199	198,587
Citigroup Commercial Mortgage Trust 2005-C3 A4	4.86%		5/15/2043	2,484	2,461,986
Citigroup/Deutsche Bank Commercial Mortgage Trust 2005-CD1 A1	5.046%		7/15/2044	389	389,615
Citigroup/Deutsche Bank Commercial Mortgage Trust 2006-CD2 AAB	5.575%	#	1/15/2046	9,071	9,173,604
Commercial Mortgage Pass Through Certificates 2006-C7 A2	5.69%		6/10/2046	3,770	3,832,099
CS First Boston Mortgage Securities Corp. 2001-CK6 A3	6.387%		8/15/2036	12,179	12,824,010
CS First Boston Mortgage Securities Corp. 2001-CKN5 A4	5.435%		9/15/2034	4,680	4,846,128
CS First Boston Mortgage Securities Corp. 2002-CKS4 A2	5.183%		11/15/2036	6,595	6,882,138

See Notes to Financial Statements.

40

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2009

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CS First Boston Mortgage Securities Corp. 2003-C4 A4	5.137%		8/15/2036	$2,000	$2,067,691
CS First Boston Mortgage Securities Corp. 2005-C3 A4	4.686%		7/15/2037	6,263	6,225,153
CS First Boston Mortgage Securities Corp. 2005-C3 AAB	4.614%		7/15/2037	1,530	1,568,159
CS First Boston Mortgage Securities Corp. 2005-C6 A1	4.938%		12/15/2040	110	110,730
Developer’s Diversified Realty I Depositor LLC Trust	3.807%	#	10/14/2014	7,200	7,215,840
GE Capital Commercial Mortgage Corp. 2002-1A A3	6.269%		12/10/2035	4,510	4,805,585
GE Capital Commercial Mortgage Corp. 2003-C2 A4	5.145%		7/10/2037	6,800	7,113,578
GE Capital Commercial Mortgage Corp. 2004-C3 A2	4.433%		7/10/2039	432	434,255
GE Capital Commercial Mortgage Corp. 2005-C3 A2	4.853%		7/10/2045	300	301,348
GE Capital Commercial Mortgage Corp. 2005-C3 A7A	4.974%		7/10/2045	5,650	5,571,536
GE Capital Commercial Mortgage Corp. 2006-C1 A1	5.276%	#	3/10/2044	1,056	1,075,868
GE Capital Commercial Mortgage Corp. 2006-C1 A2	5.336%	#	3/10/2044	5,915	5,968,057
GE Capital Commercial Mortgage Corp. 2006-C1 A4	5.336%	#	3/10/2044	2,620	2,603,020
GMAC Commercial Mortgage Securities, Inc. 2002-C3 A2	4.93%		7/10/2039	4,313	4,471,073
GMAC Commercial Mortgage Securities, Inc. 2003-C1 A1	3.337%		5/10/2036	6,974	7,044,268
GMAC Commercial Mortgage Securities, Inc. 2003-C2 A2	5.485%	#	5/10/2040	10,370	10,918,784
GMAC Commercial Mortgage Securities, Inc. 2004-C2 A2	4.76%		8/10/2038	538	551,525
GMAC Commercial Mortgage Securities, Inc. 2005-C1 A2	4.471%		5/10/2043	1,335	1,337,662
GMAC Commercial Mortgage Securities, Inc. 2006-C1 A4	5.238%		11/10/2045	7,190	6,914,467
Greenwich Capital Commercial Funding Corp. 2003-C1 A2	3.285%		7/5/2035	498	499,956

See Notes to Financial Statements.

41

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2009

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Corp. II 2005-GG4 A4A	4.751%		7/10/2039	$4,500	$4,351,156
JPMorgan Chase Commercial Mortgage Securities Corp. 2002-C1 A3	5.376%		7/12/2037	1,000	1,040,055
JPMorgan Chase Commercial Mortgage Securities Corp. 2002-C3 A2	4.994%		7/12/2035	923	964,774
JPMorgan Chase Commercial Mortgage Securities Corp. 2002-CIB4 A3	6.162%		5/12/2034	5,000	5,285,093
JPMorgan Chase Commercial Mortgage Securities Corp. 2004-LN2 A1	4.475%		7/15/2041	4,254	4,323,341
JPMorgan Chase Commercial Mortgage Securities Corp. 2005-CB12 A4	4.895%		9/12/2037	2,600	2,587,453
JPMorgan Chase Commercial Mortgage Securities Corp. 2005-LDP2 A4	4.738%		7/15/2042	3,645	3,593,581
JPMorgan Chase Commercial Mortgage Securities Corp. 2005-LDP3 A4A	4.936%		8/15/2042	6,280	6,091,843
JPMorgan Chase Commercial Mortgage Securities Corp. 2005-LDP4 A2	4.79%		10/15/2042	4,374	4,385,107
JPMorgan Chase Commercial Mortgage Securities Corp. 2005-LDP5 A4	5.179%	#	12/15/2044	2,247	2,276,215
LB-UBS Commercial Mortgage Trust 2001-C7 A5	6.133%		12/15/2030	3,500	3,707,914
LB-UBS Commercial Mortgage Trust 2003-C5 A4	4.685%		7/15/2032	800	821,916
LB-UBS Commercial Mortgage Trust 2004-C6 A2	4.187%		8/15/2029	329	328,798
LB-UBS Commercial Mortgage Trust 2004-C8 A2	4.201%		12/15/2029	4,223	4,222,354
LB-UBS Commercial Mortgage Trust 2005-C1 A2	4.31%		2/15/2030	586	586,952
LB-UBS Commercial Mortgage Trust 2005-C3 A2	4.553%		7/15/2030	195	196,723
LB-UBS Commercial Mortgage Trust 2005-C3 A5	4.739%		7/15/2030	350	349,066
LB-UBS Commercial Mortgage Trust 2005-C5 A4	4.954%		9/15/2030	4,565	4,499,792
LB-UBS Commercial Mortgage Trust 2005-C5 AAB	4.93%		9/15/2030	1,360	1,406,786
LB-UBS Commercial Mortgage Trust 2006-C6 AAB	5.341%		9/15/2039	1,000	992,721
Merrill Lynch Mortgage Trust 2005-CIP1 A4	5.047%		7/12/2038	4,000	3,993,766
Merrill Lynch Mortgage Trust 2005-CIP1 ASB	5.022%		7/12/2038	4,400	4,543,360
Merrill Lynch Mortgage Trust 2005-CKI1 A6	5.233%	#	11/12/2037	7,016	7,088,054
Merrill Lynch Mortgage Trust 2005-MCP1 A2	4.556%		6/12/2043	7,946	7,957,434
Merrill Lynch Mortgage Trust 2005-MCP1 ASB	4.674%		6/12/2043	1,275	1,307,255
Merrill Lynch Mortgage Trust 2005-MKB2 A2	4.806%		9/12/2042	5,178	5,173,562
Merrill Lynch Mortgage Trust 2006-C1 A1	5.528%		5/12/2039	420	426,972
Merrill Lynch/Countrywide Commercial Mortgage Trust 2006-1 A2	5.439%		2/12/2039	7,400	7,468,588

See Notes to Financial Statements.

42

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2009

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I 2003-IQ4 A1	3.27%		5/15/2040	$1,909		$1,912,945
Morgan Stanley Capital I 2004-HQ3 A2	4.05%		1/13/2041	993		1,000,939
Morgan Stanley Capital I 2005-HQ7 AAB	5.184%	#	11/14/2042	520		543,868
Morgan Stanley Capital I 2005-T19 A2	4.725%		6/12/2047	1,459		1,470,474
Morgan Stanley Capital I 2006-HQ8 AAB	5.389%	#	3/12/2044	1,300		1,341,756
Morgan Stanley Capital I 2006-IQ11 A2	5.693%		10/15/2042	6,930		7,022,771
Morgan Stanley Capital I 2006-T21 A2	5.09%		10/12/2052	5,700		5,758,957
Wachovia Bank Commercial Mortgage Trust 2002-C1 A4	6.287%		4/15/2034	1,185		1,260,687
Wachovia Bank Commercial Mortgage Trust 2003-C5 A1	2.986%		6/15/2035	6,864		6,889,690
Wachovia Bank Commercial Mortgage Trust 2003-C6 A4	5.125%		8/15/2035	3,825		3,931,873
Wachovia Bank Commercial Mortgage Trust 2005-C16 A2	4.38%		10/15/2041	735		742,504
Wachovia Bank Commercial Mortgage Trust 2005-C19 A2	4.516%		5/15/2044	1,284		1,284,960
Wachovia Bank Commercial Mortgage Trust 2005-C22 A2	5.242%		12/15/2044	594		599,025
Wachovia Bank Commercial Mortgage Trust 2006-C27 APB	5.727%		7/15/2045	1,545		1,528,125

Total Non-Agency Commercial Mortgage-Backed Securities (cost $279,770,189)						291,969,142

PASS-THROUGH AGENCY 0.00%
Government National Mortgage Assoc. (cost $36)	12.00%		8/15/2013	–	(d)	53

U.S. TREASURY OBLIGATIONS 9.64%
U.S. Treasury Bond	4.25%		5/15/2039	5,361		5,403,722
U.S. Treasury Note	1.00%		10/31/2011	6,596		6,646,017
U.S. Treasury Note	1.00%		9/30/2011	9,912		9,990,216
U.S. Treasury Note	1.375%		9/15/2012	12,614		12,745,072
U.S. Treasury Note	1.375%		10/15/2012	24,085		24,316,457
U.S. Treasury Note	1.375%		11/15/2012	3,783		3,814,036
U.S. Treasury Note	2.125%		11/30/2014	6,275		6,312,292
U.S. Treasury Note	2.375%		9/30/2014	24,990		25,513,366
U.S. Treasury Note	2.375%		10/31/2014	20,370		20,759,943
U.S. Treasury Note	3.125%		10/31/2016	9,826		10,116,948
U.S. Treasury Note	3.375%		11/15/2019	1,819		1,846,290
U.S. Treasury Note	4.50%		8/15/2039	4,297		4,515,881

See Notes to Financial Statements.

43

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes Inflation Index Bond(e)	1.625%	1/15/2015	$3,184	$3,365,927
U.S. Treasury Strips	Zero Coupon	11/15/2027	52,280	24,187,917
U.S. Treasury Strips	Zero Coupon	11/15/2022	25,055	14,977,779

Total U.S. Treasury Obligations (cost $170,384,304)				174,511,863

Total Long-Term Investments (cost $1,654,297,780)				1,733,897,986

SHORT-TERM INVESTMENTS 6.51%

Repurchase Agreements
Repurchase Agreement dated 11/30/2009, 0.1% due 12/1/2009 with JPMorgan Chase & Co. collateralized by $72,800,000 of Federal Home Loan Bank at 3.00% due 1/8/2014 and 40,820,000 of Federal National Mortgage Association at 4.625% due 10/15/2014; value: $120,449,777; proceeds: $117,001,325			117,001	117,001,000
Repurchase Agreement dated 11/30/2009, 0.01% due 12/1/2009 with State Street Bank & Trust Co. collateralized by $815,000 of U.S. Treasury Bill at 0.21% due 3/18/2010 and $35,000 of U.S. Treasury Bill at 0.065% due 2/18/2010; value: $849,834; proceeds: $827,668			828	827,668

Total Short-Term Investments (cost $117,828,668)				117,828,668

Total Investments in Securities 102.30% (cost $1,772,126,448)				1,851,726,654

Liabilities in Excess of Cash and Other Assets(f) (2.30%)				(41,648,317)

Net Assets 100.00%				$1,810,078,337

See Notes to Financial Statements.

44

Schedule of Investments (concluded)

TOTAL RETURN FUND November 30, 2009

#	Variable rate security. The interest rate represents the rate at November 30, 2009.
†

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be resold to qualified institutional investors. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)	Foreign security traded in U.S. dollars.
(b)

Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rates shown are the rates in effect at November 30, 2009.

(c)

To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.

(d)	Amount is less than $1,000.
(e)

Treasury Inflation Protected Security. A U.S. Treasury Note or Bond that offers protection from inflation by paying a fixed rate of interest on principal amount that is adjusted for inflation based on the Consumer Price Index.

(f)	Liabilities in excess of cash and other assets include net unrealized depreciation on TBA sale commitment and forward foreign currency exchange contracts, as follows:

Open Forward Foreign Currency Exchange Contracts at November 30, 2009:

Forward Foreign Currency Exchange Contracts	Transaction Type	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Canadian Dollar	Buy	12/11/2009	1,315,188	$1,245,467	$1,246,148	$681
Canadian Dollar	Sell	12/11/2009	1,315,188	1,217,970	1,246,148	(28,178)

Net Unrealized Depreciation on Forward Foreign Currency Exchange Contracts						$(27,497)

TBA SALE COMMITMENT

Government Sponsored Enterprises Pass-Through	Interest Rate	Maturity Date	Principal Amount (000)	Value
Federal National Mortgage Assoc.(c) (proceeds $27,478,750)	5.50%	TBA	$26,000	$27,653,444

See Notes to Financial Statements.

45

Statements of Assets and Liabilities

November 30, 2009

	Core Fixed Income Fund	Total Return Fund
ASSETS:
Investments in securities, at cost	$438,677,042	$1,772,126,448
Investments in securities, at value	$457,603,201	$1,851,726,654
Cash	569,552	532,397
Receivables:
Interest	2,786,716	14,601,552
Investment securities sold	18,823,945	112,020,537
Capital shares sold	3,589,684	7,380,430
From advisor (See Note 3)	77,172	248,689
Unrealized appreciation on forward foreign currency exchange contracts	–	681
Prepaid expenses and other assets	68,431	178,642
Total assets	483,518,701	1,986,689,582
LIABILITIES:
TBA sale commitments at fair value (proceeds $5,284,375 and $27,478,750, respectively)	5,317,970	27,653,444
Payables:
Investment securities purchased	38,738,792	143,809,713
Capital shares reacquired	709,672	2,836,445
Management fee	148,175	596,311
12b-1 distribution fees	193,521	441,620
To broker	–	101,061
Trustees’ fees	20,273	73,321
Fund administration	13,451	55,698
To affiliate (See Note 3)	–	2,848
Distributions payable	208,964	630,375
Unrealized depreciation on forward foreign currency exchange contracts	–	28,178
Accrued expenses and other liabilities	150,861	382,231
Total liabilities	45,501,679	176,611,245
NET ASSETS	$438,017,022	$1,810,078,337
COMPOSITION OF NET ASSETS:
Paid-in capital	$410,066,938	$1,716,278,669
Distributions in excess of net investment income	(88,375)	(240,240)
Accumulated net realized gain on investments, futures contracts, foreign currency related transactions and TBA sale commitments	9,145,895	14,641,893
Net unrealized appreciation on investments, futures contracts, translation of assets and liabilities denominated in foreign currencies and TBA sale commitments	18,892,564	79,398,015
Net Assets	$438,017,022	$1,810,078,337

See Notes to Financial Statements.

46

Statements of Assets and Liabilities (concluded)

November 30, 2009

	Core Fixed Income Fund	Total Return Fund
Net assets by class:
Class A Shares	$272,999,621	$673,307,144
Class B Shares	$26,996,389	$48,221,433
Class C Shares	$95,996,220	$171,797,814
Class F Shares	$27,261,620	$850,193,715
Class I Shares	$4,978,351	$29,749,751
Class P Shares	$1,984,778	$27,313,000
Class R2 Shares	$213,450	$1,610,796
Class R3 Shares	$7,586,593	$7,884,684
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	24,073,671	61,085,949
Class B Shares	2,387,008	4,379,591
Class C Shares	8,499,197	15,599,540
Class F Shares	2,404,517	77,160,088
Class I Shares	439,032	2,695,047
Class P Shares	174,412	2,467,434
Class R2 Shares	18,826	146,196
Class R3 Shares	668,871	715,582
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$11.34	$11.02
Class A shares-Maximum offering price (Net asset value plus sales charge of 4.75%)	$11.91	$11.57
Class B Shares-Net asset value	$11.31	$11.01
Class C Shares-Net asset value	$11.29	$11.01
Class F Shares-Net asset value	$11.34	$11.02
Class I Shares-Net asset value	$11.34	$11.04
Class P Shares-Net asset value	$11.38	$11.07
Class R2 Shares-Net asset value	$11.34	$11.02
Class R3 Shares-Net asset value	$11.34	$11.02

See Notes to Financial Statements.

47

Statements of Operations

For the Year Ended November 30, 2009

	Core Fixed Income Fund	Total Return Fund
Investment income:
Interest and other	$13,558,771	$64,863,845
Total investment income	13,558,771	64,863,845
Expenses:
Management fee	1,370,762	5,520,890
12b-1 distribution plan-Class A	677,041	1,925,038
12b-1 distribution plan-Class B	237,155	427,364
12b-1 distribution plan-Class C	651,707	1,397,434
12b-1 distribution plan-Class F	14,925	436,528
12b-1 distribution plan-Class P	7,644	102,874
12b-1 distribution plan-Class R2	1,178	4,497
12b-1 distribution plan-Class R3	13,472	21,454
Shareholder servicing	482,057	1,839,821
Professional	51,850	64,494
Reports to shareholders	49,968	218,064
Fund administration	121,845	502,284
Custody	23,185	42,163
Trustees’ fees	11,832	48,610
Registration	116,031	256,639
Subsidy (See Note 3)	–	143,817
Other	8,537	26,044
Gross expenses	3,839,189	12,978,015
Expense reductions (See Note 7)	(771)	(3,306)
Expenses reimbursed by advisor (See Note 3)	(559,921)	(1,753,123)
Net expenses	3,278,497	11,221,586
Net investment income	10,280,274	53,642,259
Net realized and unrealized gain:
Net realized gain on investments, futures contracts, foreign currency related transactions and TBA sale commitments	12,049,374	31,470,647
Net change in unrealized appreciation/depreciation on investments, futures contracts, translation of assets and liabilities denominated in foreign currencies and TBA sale commitments	28,923,716	158,405,858
Net realized and unrealized gain	40,973,090	189,876,505
Net Increase in Net Assets Resulting From Operations	$51,253,364	$243,518,764

See Notes to Financial Statements.

48

Statements of Changes in Net Assets

	Core Fixed Income Fund
INCREASE IN NET ASSETS	For the Year Ended November 30, 2009	For the Year Ended November 30, 2008
Operations:
Net investment income	$10,280,274	$6,646,208
Net realized gain (loss) on investments, futures contracts, foreign currency related transactions and TBA sale commitments	12,049,374	(175,780)
Net change in unrealized appreciation/depreciation on investments, futures contracts, translation of assets and liabilities denominated in foreign currencies and TBA sale commitments	28,923,716	(12,234,842)
Net increase (decrease) in net assets resulting from operations	51,253,364	(5,764,414)
Distributions to shareholders from:
Net investment income
Class A	(7,442,766)	(4,786,476)
Class B	(772,026)	(677,104)
Class C	(2,073,917)	(1,322,441)
Class F	(576,017)	(8,836)
Class I	(116,182)	(94,893)
Class P	(64,744)	(62,293)
Class R2	(7,228)	(3,364)
Class R3	(95,519)	(8,763)
Total distributions to shareholders	(11,148,399)	(6,964,170)
Capital share transactions (Net of share conversions) (See Note 10):
Net proceeds from sales of shares	314,478,754	107,314,000
Reinvestment of distributions	9,024,423	6,291,635
Cost of shares reacquired	(104,796,043)	(49,179,318)
Net increase in net assets resulting from capital share transactions	218,707,134	64,426,317
Net increase in net assets	258,812,099	51,697,733
NET ASSETS:
Beginning of year	$179,204,923	$127,507,190
End of year	$438,017,022	$179,204,923
Distributions in excess of net investment income	$(88,375)	$(90,010)

See Notes to Financial Statements.

49

Statements of Changes in Net Assets (concluded)

	Total Return Fund
INCREASE IN NET ASSETS	For the Year Ended November 30, 2009	For the Year Ended November 30, 2008
Operations:
Net investment income	$53,642,259	$40,928,594
Net realized gain (loss) on investments, futures contracts, foreign currency related transactions and TBA sale commitments	31,470,647	(7,311,969)
Net change in unrealized appreciation/depreciation on investments, futures contracts, translation of assets and liabilities denominated in foreign currencies and TBA sale commitments	158,405,858	(90,773,680)
Net increase (decrease) in net assets resulting from operations	243,518,764	(57,157,055)
Distributions to shareholders from:
Net investment income
Class A	(25,102,798)	(24,945,639)
Class B	(1,681,691)	(1,701,604)
Class C	(5,462,327)	(5,170,560)
Class F	(20,325,869)	(3,001,719)
Class I	(3,046,839)	(6,480,605)
Class P	(1,025,473)	(961,112)
Class R2	(31,226)	(2,318)
Class R3	(184,598)	(50,810)
Total distributions to shareholders	(56,860,821)	(42,314,367)
Capital share transactions (Net of share conversions) (See Note 10):
Net proceeds from sales of shares	1,142,166,617	560,403,625
Reinvestment of distributions	49,762,930	37,551,065
Cost of shares reacquired	(505,968,284)	(368,837,741)
Net increase in net assets resulting from capital share transactions	685,961,263	229,116,949
Net increase in net assets	872,619,206	129,645,527
NET ASSETS:
Beginning of year	$937,459,131	$807,813,604
End of year	$1,810,078,337	$937,459,131
Distributions in excess of net investment income	$(240,240)	$(277,472)

See Notes to Financial Statements.

50

Financial Highlights

CORE FIXED INCOME FUND

	Class A Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 9.89	$10.66	$10.58	$10.48	$10.68

Investment operations:

Net investment income(a)	.38	.46	.47	.45	.38

Net realized and unrealized gain (loss)	1.49	(.74)	.07	.11	(.16)

Total from investment operations	1.87	(.28)	.54	.56	.22

Distributions to shareholders from:

Net investment income	(.42)	(.49)	(.46)	(.46)	(.41)

Net realized gain	–	–	–	–	(.01)

Total distributions	(.42)	(.49)	(.46)	(.46)	(.42)

Net asset value, end of year	$11.34	$ 9.89	$10.66	$10.58	$10.48

Total Return(b)	19.24%	(2.82)%	5.24%	5.47%	2.10%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.90%	.90%	1.05%	.93%	.92%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed	.90%	.90%	.90%	.90%	.90%

Expenses, excluding expense reductions and expenses reimbursed	1.08%	1.16%	1.38%	1.34%	1.34%

Net investment income	3.55%	4.44%	4.45%	4.36%	3.53%

Supplemental Data:
Net assets, end of year (000)	$273,000	$118,139	$80,992	$58,487	$47,029

Portfolio turnover rate	631.44%	399.63%	337.44%	455.93%	416.16%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

51

Financial Highlights (continued)

CORE FIXED INCOME FUND

	Class B Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 9.86	$10.63	$10.56	$10.46	$10.66

Investment operations:

Net investment income(a)	.32	.40	.40	.39	.31

Net realized and unrealized gain (loss)	1.48	(.75)	.06	.10	(.16)

Total from investment operations	1.80	(.35)	.46	.49	.15

Distributions to shareholders from:

Net investment income	(.35)	(.42)	(.39)	(.39)	(.34)

Net realized gain	–	–	–	–	(.01)

Total distributions	(.35)	(.42)	(.39)	(.39)	(.35)

Net asset value, end of year	$11.31	$ 9.86	$10.63	$10.56	$10.46

Total Return(b)	18.41%	(3.36)%	4.48%	4.80%	1.44%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.55%	1.55%	1.70%	1.59%	1.57%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed	1.55%	1.55%	1.55%	1.55%	1.55%

Expenses, excluding expense reductions and expenses reimbursed	1.73%	1.81%	2.03%	1.99%	1.95%

Net investment income	2.96%	3.81%	3.82%	3.71%	2.89%

Supplemental Data:
Net assets, end of year (000)	$26,996	$17,783	$14,555	$13,697	$13,932

Portfolio turnover rate	631.44%	399.63%	337.44%	455.93%	416.16%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

52

Financial Highlights (continued)

CORE FIXED INCOME FUND

	Class C Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 9.85	$10.62	$10.54	$10.44	$10.64

Investment operations:

Net investment income(a)	.31	.40	.40	.38	.31

Net realized and unrealized gain (loss)	1.48	(.75)	.07	.11	(.16)

Total from investment operations	1.79	(.35)	.47	.49	.15

Distributions to shareholders from:

Net investment income	(.35)	(.42)	(.39)	(.39)	(.34)

Net realized gain	–	–	–	–	(.01)

Total distributions	(.35)	(.42)	(.39)	(.39)	(.35)

Net asset value, end of year	$11.29	$ 9.85	$10.62	$10.54	$10.44

Total Return(b)	18.43%	(3.47)%	4.56%	4.80%	1.43%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.55%	1.55%	1.70%	1.58%	1.57%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed	1.55%	1.55%	1.55%	1.55%	1.55%

Expenses, excluding expense reductions and expenses reimbursed	1.73%	1.81%	2.03%	1.99%	1.95%

Net investment income	2.89%	3.80%	3.79%	3.71%	2.89%

Supplemental Data:
Net assets, end of year (000)	$95,996	$39,144	$28,533	$25,121	$22,487

Portfolio turnover rate	631.44%	399.63%	337.44%	455.93%	416.16%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

53

Financial Highlights (continued)

CORE FIXED INCOME FUND

	Class F Shares
	Year Ended 11/30		9/28/2007(a) to 11/30/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$ 9.89	$10.66	$10.50

Investment operations:

Net investment income(b)	.39	.49	.08

Net realized and unrealized gain (loss)	1.50	(.75)	.16

Total from investment operations	1.89	(.26)	.24

Distributions to shareholders from:

Net investment income	(.44)	(.51)	(.08)

Net asset value, end of period	$11.34	$ 9.89	$10.66

Total Return(c)	19.50%	(2.60)%	2.31	%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.65%	.65%	.13	%(d)

Expenses, excluding interest expense, including expense reductions and expenses reimbursed	.65%	.64%	.12	%(d)

Expenses, excluding expense reductions and expenses reimbursed	.83%	.87%	.19	%(d)

Net investment income	3.58%	4.74%	.78	%(d)

Supplemental Data:
Net assets, end of period (000)	$27,262	$408	$10

Portfolio turnover rate	631.44%	399.63%	337.44%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

54

Financial Highlights (continued)

CORE FIXED INCOME FUND

	Class I Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 9.89	$10.66	$10.58	$10.48	$10.68

Investment operations:

Net investment income(a)	.42	.50	.50	.49	.42

Net realized and unrealized gain (loss)	1.49	(.75)	.07	.10	(.16)

Total from investment operations	1.91	(.25)	.57	.59	.26

Distributions to shareholders from:

Net investment income	(.46)	(.52)	(.49)	(.49)	(.45)

Net realized gain	–	–	–	–	(.01)

Total distributions	(.46)	(.52)	(.49)	(.49)	(.46)

Net asset value, end of year	$11.34	$ 9.89	$10.66	$10.58	$10.48

Total Return(b)	19.65%	(2.48)%	5.58%	5.85%	2.46%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.55%	.55%	.68%	.58%	.57%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed	.55%	.55%	.55%	.55%	.55%

Expenses, excluding expense reductions and expenses reimbursed	.73%	.81%	1.00%	.99%	.95%

Net investment income	3.87%	4.80%	4.74%	4.70%	3.89%

Supplemental Data:
Net assets, end of year (000)	$4,978	$1,773	$2,284	$614	$521

Portfolio turnover rate	631.44%	399.63%	337.44%	455.93%	416.16%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

55

Financial Highlights (continued)

CORE FIXED INCOME FUND

	Class P Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 9.92	$10.70	$10.62	$10.52	$10.72

Investment operations:

Net investment income(a)	.38	.45	.46	.45	.37

Net realized and unrealized gain (loss)	1.49	(.76)	.07	.10	(.16)

Total from investment operations	1.87	(.31)	.53	.55	.21

Distributions to shareholders from:

Net investment income	(.41)	(.47)	(.45)	(.45)	(.40)

Net realized gain	–	–	–	–	(.01)

Total distributions	(.41)	(.47)	(.45)	(.45)	(.41)

Net asset value, end of year	$11.38	$ 9.92	$10.70	$10.62	$10.52

Total Return(b)	19.07%	(2.90)%	5.13%	5.36%	1.99%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.00%	1.00%	1.15%	1.03%	1.02%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed	1.00%	1.00%	1.00%	1.00%	1.00%

Expenses, excluding expense reductions and expenses reimbursed	1.18%	1.26%	1.48%	1.44%	1.42%

Net investment income	3.52%	4.33%	4.34%	4.27%	3.46%

Supplemental Data:
Net assets, end of year (000)	$1,985	$1,530	$1,113	$1,252	$687

Portfolio turnover rate	631.44%	399.63%	337.44%	455.93%	416.16%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

56

Financial Highlights (continued)

CORE FIXED INCOME FUND

	Class R2 Shares
	Year Ended 11/30		9/28/2007(a) to 11/30/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$ 9.89	$10.66	$10.50

Investment operations:

Net investment income(b)	.36	.44	.07

Net realized and unrealized gain (loss)	1.48	(.75)	.16

Total from investment operations	1.84	(.31)	.23

Distributions to shareholders from:

Net investment income	(.39)	(.46)	(.07)

Net asset value, end of period	$11.34	$ 9.89	$10.66

Total Return(c)	18.96%	(3.02)%	2.23	%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.15%	1.09%	.20	%(d)

Expenses, excluding interest expense, including expense reductions and expenses reimbursed	1.15%	1.09%	.19	%(d)

Expenses, excluding expense reductions and expenses reimbursed	1.33%	1.33%	.26	%(d)

Net investment income	3.39%	4.31%	.71	%(d)

Supplemental Data:
Net assets, end of period (000)	$213	$171	$10

Portfolio turnover rate	631.44%	399.63%	337.44%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

57

Financial Highlights (concluded)

CORE FIXED INCOME FUND

	Class R3 Shares
	Year Ended 11/30		9/28/2007(a) to 11/30/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$ 9.89	$10.66	$10.50

Investment operations:

Net investment income(b)	.35	.45	.08

Net realized and unrealized gain (loss)	1.51	(.75)	.16

Total from investment operations	1.86	(.30)	.24

Distributions to shareholders from:

Net investment income	(.41)	(.47)	(.08)

Net asset value, end of period	$11.34	$ 9.89	$10.66

Total Return(c)	19.08%	(2.97)%	2.25	%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.04%	1.04%	.18	%(d)

Expenses, excluding interest expense, including expense reductions and expenses reimbursed	1.04%	1.04%	.17	%(d)

Expenses, excluding expense reductions and expenses reimbursed	1.24%	1.29%	.24	%(d)

Net investment income	3.22%	4.29%	.73	%(d)

Supplemental Data:
Net assets, end of period (000)	$7,587	$257	$10

Portfolio turnover rate	631.44%	399.63%	337.44%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

58

Financial Highlights

TOTAL RETURN FUND

	Class A Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 9.44	$10.48	$10.44	$10.32	$10.55

Investment operations:

Net investment income(a)	.44	.49	.46	.44	.38

Net realized and unrealized gain (loss)	1.61	(1.03)	.04	.13	(.13)

Total from investment operations	2.05	(.54)	.50	.57	.25

Distributions to shareholders from:

Net investment income	(.47)	(.50)	(.46)	(.45)	(.42)

Net realized gain	–	–	–	–	(.06)

Total distributions	(.47)	(.50)	(.46)	(.45)	(.48)

Net asset value, end of year	$11.02	$ 9.44	$10.48	$10.44	$10.32

Total Return(b)	22.33%	(5.45)%	4.94%	5.67%	2.37%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.90%	.90%	1.05%	.93%	.92%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed	.90%	.90%	.90%	.90%	.90%

Expenses, excluding expense reductions and expenses reimbursed	1.04%	1.05%	1.24%	1.16%	1.19%

Net investment income	4.30%	4.97%	4.50%	4.33%	3.61%

Supplemental Data:
Net assets, end of year (000)	$673,307	$467,605	$464,651	$298,212	$146,376

Portfolio turnover rate	597.74%	302.65%	333.35%	468.89%	420.64%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

59

Financial Highlights (continued)

TOTAL RETURN FUND

	Class B Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 9.43	$10.46	$10.43	$10.31	$10.54

Investment operations:

Net investment income(a)	.38	.42	.40	.38	.31

Net realized and unrealized gain (loss)	1.61	(1.01)	.02	.12	(.13)

Total from investment operations	1.99	(.59)	.42	.50	.18

Distributions to shareholders from:

Net investment income	(.41)	(.44)	(.39)	(.38)	(.35)

Net realized gain	–	–	–	–	(.06)

Total distributions	(.41)	(.44)	(.39)	(.38)	(.41)

Net asset value, end of year	$11.01	$ 9.43	$10.46	$10.43	$10.31

Total Return(b)	21.57%	(5.98)%	4.17%	5.01%	1.73%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.55%	1.55%	1.71%	1.58%	1.57%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed	1.55%	1.55%	1.55%	1.55%	1.55%

Expenses, excluding expense reductions and expenses reimbursed	1.69%	1.71%	1.89%	1.81%	1.83%

Net investment income	3.67%	4.15%	3.87%	3.70%	2.97%

Supplemental Data:
Net assets, end of year (000)	$48,221	$36,665	$38,089	$35,387	$34,254

Portfolio turnover rate	597.74%	302.65%	333.35%	468.89%	420.64%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

60

Financial Highlights (continued)

TOTAL RETURN FUND

	Class C Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 9.43	$10.47	$10.44	$10.32	$10.54

Investment operations:

Net investment income(a)	.38	.42	.40	.37	.31

Net realized and unrealized gain (loss)	1.61	(1.02)	.02	.13	(.12)

Total from investment operations	1.99	(.60)	.42	.50	.19

Distributions to shareholders from:

Net investment income	(.41)	(.44)	(.39)	(.38)	(.35)

Net realized gain	–	–	–	–	(.06)

Total distributions	(.41)	(.44)	(.39)	(.38)	(.41)

Net asset value, end of year	$11.01	$ 9.43	$10.47	$10.44	$10.32

Total Return(b)	21.43%	(5.98)%	4.16%	4.98%	1.81%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.55%	1.55%	1.70%	1.58%	1.57%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed	1.55%	1.55%	1.55%	1.55%	1.55%

Expenses, excluding expense reductions and expenses reimbursed	1.69%	1.70%	1.89%	1.81%	1.83%

Net investment income	3.65%	4.14%	3.84%	3.65%	2.97%

Supplemental Data:
Net assets, end of year (000)	$171,798	$113,387	$115,649	$71,619	$30,352

Portfolio turnover rate	597.74%	302.65%	333.35%	468.89%	420.64%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

61

Financial Highlights (continued)

TOTAL RETURN FUND

	Class F Shares
	Year Ended 11/30		9/28/2007(a) to 11/30/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$ 9.43	$10.47	$10.35

Investment operations:

Net investment income(b)	.46	.49	.08

Net realized and unrealized gain (loss)	1.63	(1.01)	.12

Total from investment operations	2.09	(.52)	.20

Distributions to shareholders from:

Net investment income	(.50)	(.52)	(.08)

Net asset value, end of period	$11.02	$ 9.43	$10.47

Total Return(c)	22.61%	(5.27)%	1.98	%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses assumed	.65%	.64%	.13	%(d)

Expenses, excluding interest expense, including expense reductions and expenses reimbursed	.65%	.64%	.12	%(d)

Expenses, excluding expense reductions and expenses assumed	.78%	.78%	.17	%(d)

Net investment income	4.38%	5.03%	.81	%(d)

Supplemental Data:
Net assets, end of period (000)	$850,194	$206,730	$10

Portfolio turnover rate	597.74%	302.65%	333.35%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

62

Financial Highlights (continued)

TOTAL RETURN FUND

	Class I Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 9.45	$10.49	$10.46	$10.34	$10.57

Investment operations:

Net investment income(a)	.50	.53	.50	.48	.42

Net realized and unrealized gain (loss)	1.60	(1.03)	.03	.13	(.14)

Total from investment operations	2.10	(.50)	.53	.61	.28

Distributions to shareholders from:

Net investment income	(.51)	(.54)	(.50)	(.49)	(.45)

Net realized gain	–	–	–	–	(.06)

Total distributions	(.51)	(.54)	(.50)	(.49)	(.51)

Net asset value, end of year	$11.04	$ 9.45	$10.49	$10.46	$10.34

Total Return(b)	22.72%	(5.01)%	5.21%	6.05%	2.74%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.55%	.55%	.72%	.58%	.57%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed	.55%	.55%	.55%	.55%	.55%

Expenses, excluding expense reductions and expenses reimbursed	.70%	.71%	.90%	.81%	.84%

Net investment income	4.92%	5.14%	4.86%	4.70%	3.99%

Supplemental Data:
Net assets, end of year (000)	$29,750	$91,558	$170,881	$294,912	$186,322

Portfolio turnover rate	597.74%	302.65%	333.35%	468.89%	420.64%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

63

Financial Highlights (continued)

TOTAL RETURN FUND

	Class P Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 9.48	$10.52	$10.49	$10.37	$10.60

Investment operations:

Net investment income(a)	.44	.48	.46	.44	.37

Net realized and unrealized gain (loss)	1.62	(1.02)	.02	.12	(.13)

Total from investment operations	2.06	(.54)	.48	.56	.24

Distributions to shareholders from:

Net investment income	(.47)	(.50)	(.45)	(.44)	(.41)

Net realized gain	–	–	–	–	(.06)

Total distributions	(.47)	(.50)	(.45)	(.44)	(.47)

Net asset value, end of year	$11.07	$ 9.48	$10.52	$10.49	$10.37

Total Return(b)	22.25%	(5.51)%	4.74%	5.57%	2.29%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.00%	1.00%	1.15%	1.03%	1.02%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed	1.00%	1.00%	1.00%	1.00%	1.00%

Expenses, excluding expense reductions and expenses reimbursed	1.14%	1.15%	1.34%	1.26%	1.29%

Net investment income	4.22%	4.69%	4.43%	4.25%	3.55%

Supplemental Data:
Net assets, end of year (000)	$27,313	$19,264	$18,513	$9,903	$2,781

Portfolio turnover rate	597.74%	302.65%	333.35%	468.89%	420.64%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

64

Financial Highlights (continued)

TOTAL RETURN FUND

	Class R2 Shares
	Year Ended 11/30		9/28/2007(a) to 11/30/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$ 9.43	$10.47	$10.35

Investment operations:

Net investment income(b)	.41	.47	.08

Net realized and unrealized gain (loss)	1.63	(1.03)	.12

Total from investment operations	2.04	(.56)	.20

Distributions to shareholders from:

Net investment income	(.45)	(.48)	(.08)

Net asset value, end of period	$11.02	$ 9.43	$10.47

Total Return(c)	22.04%	(5.56)%	1.90	%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.14%	1.05%	.20	%(d)

Expenses, excluding interest expense, including expense reductions and expenses reimbursed	1.14%	1.05%	.19	%(d)

Expenses, excluding expense reductions and expenses reimbursed	1.28%	1.20%	.24	%(d)

Net investment income	3.89%	4.83%	.74	%(d)

Supplemental Data:
Net assets, end of period (000)	$1,611	$176	$10

Portfolio turnover rate	597.74%	302.65%	333.35%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

65

Financial Highlights (concluded)

TOTAL RETURN FUND

	Class R3 Shares
	Year Ended 11/30		9/28/2007(a) to 11/30/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$ 9.43	$10.47	$10.35

Investment operations:

Net investment income(b)	.42	.47	.08

Net realized and unrealized gain (loss)	1.63	(1.02)	.12

Total from investment operations	2.05	(.55)	.20

Distributions to shareholders from:

Net investment income	(.46)	(.49)	(.08)

Net asset value, end of period	$11.02	$ 9.43	$10.47

Total Return(c)	22.15%	(5.51)%	1.92	%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.05%	1.04%	.18	%(d)

Expenses, excluding interest expense, including expense reductions and expenses reimbursed	1.05%	1.04%	.17	%(d)

Expenses, excluding expense reductions and expenses reimbursed	1.19%	1.19%	.22	%(d)

Net investment income	4.04%	4.69%	.75	%(d)

Supplemental Data:
Net assets, end of period (000)	$7,885	$2,075	$10

Portfolio turnover rate	597.74%	302.65%	333.35%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

66

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Investment Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company, organized as a Delaware statutory trust on August 16, 1993. The Trust currently consists of eleven funds. This report covers the following two funds and their respective classes: Lord Abbett Core Fixed Income Fund (“Core Fixed Income Fund”) and Lord Abbett Total Return Fund (“Total Return Fund”) (collectively, the “Funds”).

The investment objective of each Fund is to seek income and capital appreciation to produce a high total return. Each Fund offers eight classes of shares: Class A, B, C, F, I, P, R2 and R3, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge (“CDSC”) for certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. The Funds’ Class P shares are closed to substantially all new retirement and benefit plans and fee-based programs, with certain exceptions as set forth in the Funds’ prospectuses. Effective March 31, 2010, each of the Funds of the Trust will no longer offer Class B shares.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)

Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. Each Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange-traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Floating rate loans are valued at the average of bid and ask quotations from dealers in loans on the basis of prices

67

Notes to Financial Statements (continued)

supplied by independent pricing services. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for the fiscal years ended November 30, 2006 through November 30, 2009. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Trust on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of each Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments, futures contracts, translation of assets and liabilities denominated in foreign currencies and to-be-announced (“TBA”) sale commitments on each Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain (loss) on investments, futures contracts, foreign currency related transactions and TBA sale commitments on each Fund’s Statements of Operations. Each Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

68

Notes to Financial Statements (continued)

(g)	Forward Foreign Currency Exchange Contracts–Total Return Fund may enter into forward foreign currency exchange contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments, futures contracts, translation of assets and liabilities denominated in foreign currencies and TBA sale commitments on the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain on investments, futures contracts, foreign currency related transactions and TBA sale commitments on the Fund’s Statement of Operations.

(h)	Futures Contracts–Each Fund may purchase and sell futures contracts for bona fide hedging purposes including hedging against changes in interest rates and securities prices. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract. As of November 30, 2009, the Funds had no open futures contracts.

(i)	When-Issued, Forward Transactions or TBA Transactions–Each Fund may purchase securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at each Fund’s custodian in order to pay for the commitment. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and value of the security in determining its net asset value. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(j)

TBA Sale Commitments–Each Fund may enter into TBA sale commitments to hedge its positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation” above. The contract is adjusted to market value daily and the change in market value is recorded by each Fund as unrealized appreciation/depreciation. If the TBA sale

69

Notes to Financial Statements (continued)

(purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, each Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

(k)	Mortgage Dollar Rolls–Each Fund may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specific future date. During the roll period, each Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold.

(l)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(m)	Floating Rate Loans–Each Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. A Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London Interbank Offered Rate (“LIBOR”).

The loans in which a Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, a Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, a Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants becomes insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. As of November 30, 2009, the Fund had no unfunded loan commitments.

70

Notes to Financial Statements (continued)

(n)	Fair Value Measurements–In accordance with Financial Accounting Standards Board, Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures (formerly SFAS 157), fair value is defined as the price that each Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 – quoted prices in active markets for identical investments;

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2009 in valuing each Fund’s investments carried at value:

Core Fixed Income Fund					Total Return Fund
Investment Type*	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$–	$37,243,525	$–	$37,243,525	$–	$131,639,787	$–	$131,639,787
Corporate Bonds	–	122,509,244	–	122,509,244	–	641,726,130	–	641,726,130
Floating Rate Loan	–	–	–	–	–	1,680,401	–	1,680,401
Foreign Government Obligations	–	4,782,364	–	4,782,364	–	80,153,404	–	80,153,404
Government Sponsored Enterprises Bond	–	6,854,214	–	6,854,214	–	18,849,088	–	18,849,088
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	8,680,591	–	8,680,591	–	37,514,778	–	37,514,778
Government Sponsored Enterprises Pass-Throughs	–	95,901,966	–	95,901,966	–	315,839,265	–	315,839,265
Municipal Bonds	–	9,792,598	–	9,792,598	–	40,014,075	–	40,014,075
Non-Agency Commercial Mortgage-Backed Securities	–	75,689,770	–	75,689,770	–	291,969,142	–	291,969,142
Pass-Through Agency	–	–	–	–	–	53	–	53
U.S. Treasury Obligations	–	60,245,288	–	60,245,288	–	174,511,863	–	174,511,863
Repurchase Agreements	–	35,903,641	–	35,903,641	–	117,828,668	–	117,828,668
Total	$–	$457,603,201	$–	$457,603,201	$–	$1,851,726,654	$–	$1,851,726,654
*	See Schedule of Investments for values in each industry.

71

Notes to Financial Statements (continued)

Core Fixed Income Fund					Total Return Fund
Investment Type	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$–	$–	$–	$–	$681	$–	$681
Liabilities	–	–	–	–	–	(28,178)	–	(28,178)
Government Sponsored Enterprise Pass-Through
TBA Sale Commitment	–	(5,317,970)	–	(5,317,970)	–	(27,653,444)	–	(27,653,444)
Total	$–	$(5,317,970)	$–	$(5,317,970)	$–	$(27,680,941)	$–	$(27,680,941)

(o)	Disclosures about Derivative Instruments and Hedging Activities–Each Fund adopted ASC Topic 815, Derivatives and Hedging (formerly SFAS 161), for the fiscal year ended November 30, 2009.

The Funds entered into U.S. Treasury futures contracts during the fiscal year ended November 30, 2009 (as described in note 2(h)) to hedge against changes in interest rates. The Funds bear the risk of interest rates moving unexpectedly, in which case the Funds may not achieve the anticipated benefits of the futures contract and realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

The Total Return Fund entered into forward foreign currency exchange contracts during the fiscal year ended November 30, 2009 (as described in note 2(g)). A forward foreign currency exchange contract reduces the Total Return Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. Total Return Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and Total Return Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. The Total Return Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts.

As of November 30, 2009, the Funds had the following derivatives, grouped into appropriate risk categories that illustrate how and why the Funds use derivative instruments:

Total Return Fund
Asset Derivatives	Foreign Currency Exchange Contracts	Fair Value
Forward Foreign Currency Exchange Contracts(1)	$681	$681
Liability Derivatives
Forward Foreign Currency Exchange Contracts(2)	(28,178)	(28,178)
Total	$(27,497)	$(27,497)
(1)	Statement of Assets & Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(2)	Statement of Assets & Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

72

Notes to Financial Statements (continued)

Transactions in derivative instruments during the fiscal year ended November 30, 2009 were as follows:

	Core Fixed Income Fund		Total Return Fund
	Interest Rate Contracts	Total	Interest Rate Contracts	Foreign Currency Exchange Contracts	Total
Net Realized Loss(1)
Futures Contracts	$(955,659)	$(955,659)	$(3,967,785)	$–	$(3,967,785)
Net Change in Unrealized Appreciation/Depreciation(2)
Futures Contracts	$17,491	$17,491	$1,901,677	$–	$1,901,677
Forward Foreign Currency Exchange Contracts	$–	$–	$–	$(27,497)	$(27,497)
Average Notional Amounts*
Futures Contracts(3)	78	78	259	–	259
Forward Foreign Currency Exchange Contracts(4)	$–	$–	$–	$376,875	$376,875
*	Calculated based on the number of contracts or notional amounts for the fiscal year ended November 30, 2009.
(1)	Statement of Operations location: Net realized gain on investments, futures contracts, foreign currency related transactions and TBA sale commitments.
(2)

Statement of Operations location: Net change in unrealized appreciation/depreciation on investments, futures contracts, translation of assets and liabilities denominated in foreign currencies and TBA sale commitments.

(3)	Amount represents number of contracts.
(4)	Amount represents notional amounts in U.S. Dollars.

3.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

The management fees are based on average daily net assets at the following annual rates:

First $1 billion	.45%
Next $1 billion	.40%
Over $2 billion	.35%

For the fiscal year ended November 30, 2009, the effective management fee paid to Lord Abbett for Core Fixed Income Fund and Total Return Fund was at an annualized rate of .45% and .44%, respectively, of each Fund’s average daily net assets.

For the period December 1, 2008 through March 31, 2009, Lord Abbett contractually agreed to reimburse each Fund to the extent necessary so that each class’ total annual operating expenses did not exceed the rates below. Effective April 1, 2009, Lord Abbett voluntarily agreed to reimburse

73

Notes to Financial Statements (continued)

each Fund to the extent necessary so that each class’ total annual operating expenses do not exceed the following annual rates:

Class	% of Average Net Assets
A	.90%
B	1.55%
C	1.55%
F	.65%
I	.55%
P	1.00%
R2	1.15%
R3	1.05%

Lord Abbett may discontinue the voluntary reimbursement or change the level of its voluntary reimbursement at any time.

Lord Abbett provides certain administrative services to the Funds pursuant to an Administrative Services Agreement at an annual rate of .04% of each Fund’s average daily net assets.

Total Return Fund, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), has entered into Servicing Arrangements with Lord Abbett Balanced Strategy Fund and Lord Abbett Diversified Income Strategy Fund of the Lord Abbett Investment Trust (each, a “Fund of Funds”), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of the Fund of Funds in proportion to the average daily value of Underlying Fund shares owned by the Fund of Funds. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy expense on the Fund’s Statement of Operations and Payable to affiliate on the Fund’s Statement of Assets and Liabilities. As of June 16, 2009, Total Return Fund was no longer an Underlying Fund of Lord Abbett Balanced Strategy Fund.

As of November 30, 2009 the percentage of Total Return Fund’s outstanding shares owned by Lord Abbett Diversified Income Strategy Fund was .82%.

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distributions and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon each Fund’s average daily net assets as follows:

Fees*	Class A(1)	Class B	Class C(2)	Class F	Class P	Class R2	Class R3
Service	.25%	.25%	.25%	–	.25%	.25%	.25%
Distribution	.10%	.75%	.75%	.10%	.20%	.35%	.25%
*	The Funds may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	Effective February 1, 2010, Class A 12b-1 fees for each Fund will be reduced from .35% of the Fund’s average daily net assets attributable to Class A shares to .20% (.15% service, .05% distribution).
(2)

Effective February 1, 2010, Class C 12b-1 fees for each Fund will be reduced to a blended rate calculated based on 1.00% of each Fund’s average daily net assets attributable to Class C shares held for less than one year and .80% (.05% service, .75% distribution) of each Fund’s average daily net assets attributable to Class C shares held for one year or more. All Class C shareholders of a Fund will bear Rule 12b-1 fees at the same rate. No compensation will be paid to dealers before the first anniversary of a Class C share purchase.

74

Notes to Financial Statements (continued)

Class I shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended November 30, 2009:

	Distributor Commissions	Dealers’ Concessions
Core Fixed Income Fund	$492,673	$2,482,283
Total Return Fund	867,526	4,368,640

Distributor received the following amount of CDSCs for the fiscal year ended November 30, 2009:

	Class A	Class C
Core Fixed Income Fund	$37,970	$17,856
Total Return Fund	6,464	35,209

Two Trustees and certain of the Trust’s officers have an interest in Lord Abbett.

4.    DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared daily and paid monthly. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

Distributions were declared on December 16, 2009 and paid on December 23, 2009 to shareholders of record on December 22, 2009. The approximate amounts were as follows:

	Short-Term Capital Gains	Long-Term Capital Gains
Core Fixed Income Fund	$9,463,000	$47,000
Total Return Fund	17,082,000	–

The tax character of distributions paid during the fiscal years ended November 30, 2009 and 2008 were as follows:

	Core Fixed Income Fund		Total Return Fund
	Year Ended 11/30/2009	Year Ended 11/30/2008	Year Ended 11/30/2009	Year Ended 11/30/2008
Distributions paid from:
Ordinary income	$11,148,399	$6,964,170	$56,860,821	$42,314,367
Total distributions paid	$11,148,399	$6,964,170	$56,860,821	$42,314,367

75

Notes to Financial Statements (continued)

As of November 30, 2009, the components of accumulated gains on a tax-basis were as follows:

	Core Fixed Income Fund	Total Return Fund
Undistributed ordinary income – net	$9,411,118	$16,909,420
Undistributed long-term capital gains	74,450	–
Total undistributed earnings	$9,485,568	$16,909,420
Temporary differences	(20,273)	(73,321)
Unrealized gains – net	18,484,789	76,963,569
Total accumulated gains – net	$27,950,084	$93,799,668

As of November 30, 2009, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Core Fixed Income Fund	Total Return Fund
Tax cost	$439,084,817	$1,774,588,391
Gross unrealized gain	18,628,376	77,832,805
Gross unrealized loss	(109,992)	(694,542)
Net unrealized security gain	$18,518,384	$77,138,263

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales and the tax treatment of premium amortization.

Permanent items identified during the fiscal year ended November 30, 2009 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain
Core Fixed Income Fund	$869,760	$(869,760)
Total Return Fund	3,255,794	(3,255,794)

The permanent differences are attributable to the tax treatment of premium amortization, foreign currency transactions, certain securities and paydown gains and losses.

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended November 30, 2009 were as follows:

	U.S. Government Purchases*	Non-U.S. Government Purchases	U.S. Government Sales*	Non-U.S. Government Sales
Core Fixed Income Fund	$1,616,757,062	$509,555,309	$368,374,909	$1,554,433,268
Total Return Fund	6,063,414,952	2,269,129,451	6,079,526,573	1,694,085,418
*	Includes U.S. Government sponsored enterprise securities.

6.    TRUSTEES’ REMUNERATION

The Trust’s officers and the two Trustees who are associated with Lord Abbett do not receive any compensation from the Trust for serving in such capacities. Outside Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Trustees under which outside Trustees must defer receipt

76

Notes to Financial Statements (continued)

of a portion of, and may elect to defer receipt of an additional portion of, Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statement of Operations and in Trustees’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.    EXPENSE REDUCTIONS

The Trust has entered into an arrangement with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

8.    CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

9.    INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with investing in fixed income securities. The value of an investment will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when rates fall, such prices tend to rise.

Each Fund may invest a significant portion of its assets in asset backed securities and mortgage related securities, including those of such government sponsored enterprises as Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. Such securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive a Fund of income payments above current market rates. The prepayment rate also will affect the price and volatility of these securities. In addition, securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprises involved, not by the U.S. Government.

The lower-rated or high yield bonds in which the Total Return Fund may invest are subject to greater price fluctuations, as well as additional risks.

Each Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Funds’ returns since the Funds may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Funds’ use of derivatives is successful will depend on, among other things, if Lord Abbett correctly forecasts market movements, changes in foreign exchange and interest rates, and other factors. If Lord Abbett incorrectly forecasts these and other factors, the Funds’ performance could suffer.

77

Notes to Financial Statements (continued)

Each Fund may be subject to the risks associated with foreign securities, which present increased market, liquidity, currency, political, information and other risks. The cost to a Fund’s use of forward foreign currency exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions prevailing.

Each Fund may invest up to 10% of its net assets in floating rate or adjustable rate senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities. The senior loans in which the Funds invest may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent of below investment grade securities. Below investment grade senior loans, as in the case of high yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market.

These factors can affect each Fund’s performance.

10.    SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

Core Fixed Income Fund	Year Ended November 30, 2009		Year Ended November 30, 2008
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	18,090,510	$193,227,212	6,850,344	$71,410,544
Converted from Class B*	242,341	2,549,349	38,206	395,094
Reinvestment of distributions	624,317	6,742,770	441,454	4,605,844
Shares reacquired	(6,827,691)	(73,094,395)	(2,982,563)	(30,835,889)
Increase	12,129,477	$129,424,936	4,347,441	$45,575,593

Class B Shares
Shares sold	1,450,531	$15,281,703	943,222	$9,815,232
Reinvestment of distributions	58,560	628,440	54,433	567,007
Shares reacquired	(681,773)	(7,319,130)	(525,446)	(5,424,546)
Converted to Class A*	(243,090)	(2,549,349)	(38,310)	(395,094)
Increase	584,228	$6,041,664	433,899	$4,562,599

Class C Shares
Shares sold	5,656,013	$60,310,898	2,301,744	$23,753,392
Reinvestment of distributions	120,861	1,301,036	95,355	991,315
Shares reacquired	(1,251,372)	(13,289,211)	(1,110,616)	(11,471,645)
Increase	4,525,502	$48,322,723	1,286,483	$13,273,062

Class F Shares
Shares sold	3,150,698	$33,575,689	63,315	$654,439
Reinvestment of distributions	12,545	138,835	501	5,103
Shares reacquired	(799,986)	(8,875,407)	(23,514)	(239,436)
Increase	2,363,257	$24,839,117	40,302	$420,106

78

Notes to Financial Statements (continued)

Core Fixed Income Fund	Year Ended November 30, 2009		Year Ended November 30, 2008
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	276,794	$3,009,037	10,322	$108,226
Reinvestment of distributions	10,355	111,985	9,781	102,353
Shares reacquired	(27,397)	(285,134)	(55,050)	(581,681)
Increase (decrease)	259,752	$2,835,888	(34,947)	$(371,102)

Class P Shares
Shares sold	75,351	$795,718	98,744	$1,036,654
Reinvestment of distributions	1,672	18,127	1,461	15,380
Shares reacquired	(56,806)	(595,626)	(50,014)	(523,704)
Increase	20,217	$218,219	50,191	$528,330

Class R2 Shares
Shares sold	9,989	$106,310	20,325	$209,706
Reinvestment of distributions	38	403	47	491
Shares reacquired	(8,459)	(90,111)	(4,071)	(41,092)
Increase	1,568	$16,602	16,301	$169,105

Class R3 Shares
Shares sold	747,759	$8,172,187	31,004	$325,807
Reinvestment of distributions	7,456	82,827	400	4,142
Shares reacquired	(112,323)	(1,247,029)	(6,382)	(61,325)
Increase	642,892	$7,007,985	25,022	$268,624
*

Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Total Return Fund	Year Ended November 30, 2009		Year Ended November 30, 2008
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	31,051,502	$320,048,113	22,274,531	$227,657,956
Converted from Class B*	411,560	4,338,789	134,636	1,365,006
Reinvestment of distributions	2,242,102	23,260,294	2,268,497	23,124,652
Shares reacquired	(22,176,209)	(225,217,276)	(19,477,722)	(196,870,364)
Increase	11,528,955	$122,429,920	5,199,942	$55,277,250

Class B Shares
Shares sold	1,906,923	$19,594,881	1,470,577	$15,030,052
Reinvestment of distributions	131,303	1,358,174	135,125	1,375,152
Shares reacquired	(1,136,820)	(11,611,421)	(1,220,809)	(12,371,790)
Converted to Class A*	(411,994)	(4,338,789)	(134,769)	(1,365,006)
Increase	489,412	$5,002,845	250,124	$2,668,408

Class C Shares
Shares sold	6,649,299	$68,717,652	3,975,745	$40,684,560
Reinvestment of distributions	285,724	2,965,529	259,509	2,641,397
Shares reacquired	(3,362,717)	(34,498,298)	(3,257,997)	(32,940,957)
Increase	3,572,306	$37,184,883	977,257	$10,385,000

79

Notes to Financial Statements (concluded)

Total Return Fund	Year Ended November 30, 2009		Year Ended November 30, 2008
Class F Shares	Shares	Amount	Shares	Amount
Shares sold	66,513,013	$696,694,741	25,813,308	$260,195,655
Reinvestment of distributions	1,815,018	19,092,424	313,195	3,032,523
Shares reacquired	(13,085,910)	(134,778,818)	(4,209,508)	(40,464,074)
Increase	55,242,121	$581,008,347	21,916,995	$222,764,104

Class I Shares
Shares sold	1,686,618	$17,600,209	324,461	$3,342,834
Reinvestment of distributions	259,374	2,616,484	682,214	6,998,703
Shares reacquired	(8,942,139)	(90,960,256)	(7,608,432)	(77,637,585)
Decrease	(6,996,147)	$(70,743,563)	(6,601,757)	$(67,296,048)

Class P Shares
Shares sold	977,385	$10,115,306	979,724	$10,075,897
Reinvestment of distributions	34,721	361,221	36,136	369,556
Shares reacquired	(577,563)	(5,913,924)	(742,800)	(7,570,241)
Increase	434,543	$4,562,603	273,060	$2,875,212

Class R2 Shares
Shares sold	215,556	$2,246,132	18,703	$192,137
Reinvestment of distributions	63	648	51	519
Shares reacquired	(88,075)	(922,621)	(1,073)	(10,257)
Increase	127,544	$1,324,159	17,681	$182,399

Class R3 Shares
Shares sold	688,285	$7,149,583	313,629	$3,224,534
Reinvestment of distributions	10,256	108,156	890	8,563
Shares reacquired	(203,006)	(2,065,670)	(95,443)	(972,473)
Increase	495,535	$5,192,069	219,076	$2,260,624
*

Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

11.    SUBSEQUENT EVENTS

In accordance with the provisions set forth in ASC Topic 855 (formerly SFAS 165), Subsequent Events, adopted by the Funds as of November 30, 2009, management has evaluated subsequent events existing in the Funds’ financial statements through January 29, 2010. Management has determined that there were no material subsequent events that would require recognition or additional disclosure in the Funds’ financial statements through this date.

12.    RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update 2010-06 “Improving Disclosures about Fair Value Measurements” (“ASU 2010-06”). ASU 2010-06 provides clarifications to existing disclosures required by ASC 820 as well as amends ASC 820 to require certain new disclosures. ASU 2010-06 is substantially effective for interim and annual reporting periods beginning after December 15, 2009. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Funds’ financial statement disclosures.

80

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Lord Abbett Investment Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Lord Abbett Core Fixed Income Fund and Lord Abbett Total Return Fund, two of the portfolios constituting the Lord Abbett Investment Trust (the “Trust”), as of November 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lord Abbett Core Fixed Income Fund and Lord Abbett Total Return Fund of the Lord Abbett Investment Trust as of November 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

January 29, 2010

81

Basic Information About Management

The Board of Trustees (the “Board”) is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware. The Board appoints officers who are responsible for the day-to-day operations of the Trust and who execute policies authorized by the Board. The Board also approves an investment adviser to the Trust and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Trust’s investment adviser.

Interested Trustees

The following Trustees are partners of Lord Abbett and are “interested persons” of the Trust as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with Trust	Principal Occupation During Past Five Years	Other Directorships

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Trustee since 1993 and Chairman since 1996	Senior Partner (since 2007), Chief Executive Officer (since 1996) and was formerly Managing Partner (1996 - 2007), joined Lord Abbett in 1972.	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Trustee since 2006	Managing Partner (since 2007) and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.	N/A

Independent Trustees

The following independent or outside Trustees (“Independent Trustees”) are also directors or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with Trust	Principal Occupation During Past Five Years	Other Directorships

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Trustee since 1994	Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).	Currently serves as director of Crane Co. (since 1984), Huttig Building Products Inc. (since 1998) and R.H. Donnelley Inc. (since 2009).

82

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with Trust	Principal Occupation During Past Five Years	Other Directorships

William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Trustee since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O’Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc., a health benefits company (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Trustee since 1998	Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).	N/A

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Trustee since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998).	Currently serves as director of WellPoint, Inc., a health benefits company (since 1994) and Lend Lease Corporation Limited (since 2005).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2000	Advisor of One Equity Partners, a private equity firm (since 2004).	Currently serves as a director and Chairman of the Board of GMAC Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Trustee since 1993	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc. (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2006	CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

83

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Trust. All of the officers of the Trust may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the titles and positions listed under the “Principal Occupation” column indicate the officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with Trust	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner (since 2007), Chief Executive Officer (since 1996) and was formerly Managing Partner (1996 - 2007), joined Lord Abbett in 1972.

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner (since 2007) and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2007	Partner and Director, joined Lord Abbett in 1995.

Robert I. Gerber (1954)	Executive Vice President	Elected in 1998	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Michael S. Goldstein (1968)	Executive Vice President	Elected in 1999	Partner and Portfolio Manager, joined Lord Abbett in 1997.

Robert A. Lee (1969)	Executive Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1997.

Elizabeth O. MacLean (1966)	Executive Vice President	Elected in 2007	Partner and Portfolio Manager, joined Lord Abbett in 2006 and was formerly a Managing Director/Portfolio Manager at Nomura Corporate Research and Asset Management, Inc. (2000 - 2006).

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2007	Partner and Portfolio Manager, joined Lord Abbett in 1998.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 2003.

84

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Trust	Length of Service of Current Position	Principal Occupation During Past Five Years

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Stacy P. Allen (1967)	Vice President	Elected in 2009	Chief Administrative Officer (since 2009), and was formerly a Client Portfolio Manager (2006 – 2008) and Director of Institutional Mutual Funds (2003 – 2006), joined Lord Abbett in 2003.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006 and was formerly an attorney at Morgan, Lewis & Bockius LLP.

Walter H. Prahl (1958)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1997.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc. (1999 – 2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2006	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (SAI), which contains further information about the Trust’s Trustees. It is available free upon request.

85

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedules of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

Tax Information

For foreign shareholders, all of the distributions paid by the Core Fixed Income Fund and the Total Return Fund represent interest-related dividends.

86

This report, when not used for the general Information of shareholders of the fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett Mutual Fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Investment Trust

Lord Abbett Core Fixed Income Fund

Lord Abbett Total Return Fund

LACCBE-2-1109

(01/10)

2009

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Strategic Allocation Funds:

Balanced Strategy Fund

Diversified Equity Strategy Fund

Diversified Income Strategy Fund

Growth & Income Strategy Fund

For the fiscal year ended November 30, 2009

Lord Abbett Investment Trust

Balanced Strategy Fund, Diversified Equity Strategy Fund, Diversified Income Strategy Fund, and Growth & Income Strategy Fund

Annual Report

For the fiscal year ended November 30, 2009

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the Funds’ performance for the fiscal year ended November 30, 2009. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Funds, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Funds’ portfolio managers.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S.Dow

Chairman

Q: What were the overall market conditions during the fiscal year ended November 30, 2009?

A: After a difficult start to the fiscal year ended November 30, 2009, the equity markets (as represented by the S&P 500® Index1) began a slow upward trend during the balance of the period, recovering some of their previous losses. The fiscal year ended with the S&P 500 Index up 25.39%.

Mid cap stocks (as defined by the Russell MidCap® Index2) generally outperformed large cap stocks (as measured by the Russell 1000® Index3) and small cap stocks (as measured by the Russell 2000® Index4). Growth stocks (as represented by the Russell 3000® Growth Index5) generally outperformed value stocks (as represented by the Russell 3000® Value Index 6) for the fiscal year. Overall, most equity asset classes and investing styles trended higher throughout the 12-month fiscal period.

On the international side, foreign equity markets (as measured by the MSCI EAFE® Index with Gross Dividends7) outperformed domestic equity markets (represented by

1

the S&P 500® Index) during the 12-month period.

Lord Abbett Balanced Strategy Fund

Q: How did the Balanced Strategy Fund perform over the fiscal year ended November 30, 2009?

A: The Lord Abbett Balanced Strategy Fund is a strategic allocation fund that invests in other Lord Abbett mutual funds. The Fund normally allocates its net assets to underlying funds by category (equity funds, fixed-income funds, and international funds), using the approximate target allocations: 60% to equity underlying funds; 40% to fixed-income underlying funds; as well as 20% maximum to international funds. As of November 30, 2009, the Fund allocated its assets among the following underlying funds: Lord Abbett Affiliated Fund (approximately 20.3% of the Balanced Strategy Fund’s long-term portfolio); Lord Abbett Capital Structure Fund (formerly America’s Value Fund and approximately 18.5% of the portfolio); Lord Abbett High Yield Fund (approximately 15.0%); Lord Abbett International Dividend Income Fund (approximately 13.8%); Lord Abbett Bond Debenture Fund (approximately 13.7%); Lord Abbett Classic Stock Fund (formerly Large Cap Core Fund and approximately 10.6% of the portfolio); Lord Abbett International Core Equity Fund (approximately 6.2%); and Lord Abbett Floating Rate Fund (approximately 1.9%). As a result, the Balanced Strategy Fund’s performance is directly related to the performance of its underlying funds.

The Balanced Strategy Fund returned 34.52%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, 60% Russell 3000® Index8/40% Barclays Capital U.S. Universal Index,9 which returned 22.39% over the same period.

Q: What were the most significant factors affecting performance?

A: All of the Lord Abbett mutual funds among which the Balanced Strategy Fund allocates its assets enjoyed positive performance for the period. The most significant contributors to the Balanced Strategy Fund’s performance were the High Yield Fund, the International Dividend Income Fund and the Bond Debenture Fund.

Holdings in agency and government guaranteed debt detracted from the High Yield Fund’s performance relative to its benchmark in the 12-month period, as markets started to recover from the recession and investors increased their risk appetite. Nonetheless, the Fund was a strong contributor to the Balanced Strategy Fund’s performance in the period, providing a return of 55.20% (Class I shares) for the fiscal year.

The greatest contributors to the High Yield Fund’s performance in the fiscal year were the health services, telecommunications integrated/services, and gas distribution sectors. Health services holding United Surgical Partners, an operator of ambulatory surgery centers and short–stay surgical

2

hospitals was a top performing credit. Other contributors included telecommunications integrated/services holding Nordic Telephone Holdings and gas distribution holding El Paso Corp., a natural gas pipeline operator.

The International Dividend Income Fund benefited from positive performance in all of the sectors in which it participated during the 12-month period. Stock selection within the financials, industrials, and utilities sectors was a major contributor to performance. The most significant contribution to performance was derived from financials holding Santander, an international financial products company based in Spain, which was one of the portfolio’s largest holdings during the period. Also contributing to performance were the portfolio’s positions in information technology holding VTech Holdings Limited, a provider of consumer electronic products based in Hong Kong, and financials holding Barclays PLC, a London-headquartered corporation offering commercial and investment banking, insurance, financial, and asset management services.

All of the sectors in which the Bond Debenture Fund participated in the fiscal year contributed to performance. The strongest performance was derived from holdings in the health services, gas distribution, and energy exploration/production sectors. Within health services, hospital operator HCA Inc. was a top performing credit. Other contributors included gas distribution holding Williams Cos., a natural gas company, and energy exploration/production holding Quicksilver Resources, Inc., a natural gas and crude oil producer.

Lord Abbett Diversified Equity Strategy Fund

Q: How did the Diversified Equity Strategy Fund perform over the fiscal year ended November 30, 2009?

A: The Lord Abbett Diversified Equity Strategy Fund is a strategic allocation fund that invests in other Lord Abbett mutual funds. The Fund normally allocates its net assets to underlying funds by category (equity funds, fixed-income funds, and international funds), using the approximate target allocations: 100% to equity underlying funds; 0% to fixed-income underlying funds; as well as 25% maximum to international funds. As of November 30, 2009, the Fund allocated its assets among the following underlying funds: the Lord Abbett Classic Stock Fund (formerly Large Cap Core Fund and approximately 20.0% of the Diversified Equity Strategy’s long-term portfolio); Lord Abbett Affiliated Fund (approximately 15.1%); Lord Abbett International Core Equity Fund (approximately 11.9%); Lord Abbett Growth Opportunities Fund (approximately 10.0%); Lord Abbett Fundamental Equity Fund (formerly All Value Fund and approximately 10.0% of the portfolio); Lord Abbett Stock Appreciation Fund (formerly Large Cap Growth Fund and approximately 10.0% of the portfolio); Lord Abbett Value

3

Opportunities Fund (approximately 10.0%); Lord Abbett International Opportunities Fund (approximately 8.0%); and Lord Abbett Developing Growth Fund (approximately 5.0%). As a result, the Diversified Equity Strategy Fund’s performance is directly related to the performance of its underlying funds.

The Diversified Equity Strategy Fund returned 32.96%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, 85% Russell 3000 Index/15% MSCI EAFE Index with Gross Dividends, which returned 28.87% over the same period.

Q: What were the most significant factors affecting performance?

A: All of the Lord Abbett mutual funds among which the Diversified Equity Strategy Fund allocates its assets enjoyed positive performance for the period. The most significant contributors to the Diversified Equity Strategy Fund’s performance were international stocks in the International Opportunities Fund and International Core Equity Fund, and mid-sized U.S. stocks in the Growth Opportunities Fund.

In the International Opportunities Fund, performance was helped by positions in the financials, industrials, and energy sectors. The most significant contributions were derived from financials holdings Azimut Holding SpA, an Italy-based asset management company, and Megaworld Corporation, a Philippines-based real estate development company; and industrials holding Rheinmetall AG, a Germany-based management holding company with activities in the automotive and defense sectors.

The International Core Equity Fund benefited from positive performance in all of the sectors in which it participated in the fiscal year, and it benefited particularly from overall stock selection within the energy, financials and utilities sectors. The largest holding and the most significant individual contributor to performance was energy holding Tullow Oil plc, an explorer for and producer of oil and natural gas. Other contributing holdings were financials holdings DnB NOR ASA, a Norway-based financial services company and Irish Life & Permanent Group, a provider of personal financial services in the Irish market.

The most significant contributors to the Growth Opportunities Fund’s performance relative to its benchmark for the 12-month period were the technology and consumer discretionary sectors. Within those sectors, among the individual holdings that contributed to performance were technology holdings Network Appliance, Inc., a provider of storage and data management solutions, and Cognizant Technology, a custom information technology consulting company. Consumer discretionary holding Starwood Hotels & Resorts Worldwide, Inc., a hotel and leisure company, also added to performance in the period.

4

Lord Abbett Diversified Income Strategy Fund

Q: How did the Diversified Income Strategy Fund perform over the fiscal year ended November 30, 2009?

A: The Lord Abbett Diversified Income Strategy Fund is a strategic allocation fund that invests in other Lord Abbett mutual funds. The Fund normally allocates its net assets to underlying funds by category (equity funds, fixed-income funds, and international funds), using the approximate target allocations: 25% to equity underlying funds; 75% to fixed-income underlying funds; as well as 10% maximum to international funds. As of November 30, 2009, the Fund allocated its assets among the following underlying funds: Lord Abbett High Yield Fund (approximately 40.0% of the Diversified Income Strategy Fund’s portfolio); Lord Abbett Capital Structure Fund (formerly America’s Value Fund and approximately 27.0% of the portfolio); Lord Abbett Bond Debenture Fund (approximately 13.4%); Lord Abbett Total Return Fund (approximately 10.0%); Lord Abbett International Dividend Income Fund (approximately 5.0%); Lord Abbett Affiliated Fund (approximately 2.5%); and Lord Abbett Floating Rate Fund (approximately 2.1%). As a result, the Diversified Income Strategy Fund’s performance is directly related to the performance of its underlying funds.

The Fund returned 39.35%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, 45% BofA Merrill Lynch High Yield Master II Constrained Index10/40% Barclays Capital U.S. Universal Index/15% Russell 1000 Index, which returned 37.29% over the same period.

Q: What were the most significant factors affecting performance?

A: All of the Lord Abbett mutual funds among which the Diversified Income Strategy Fund allocates its assets enjoyed positive performance for the period. The most significant contributors to the Diversified Income Strategy Fund’s performance were the High Yield Fund, the International Dividend Income Fund, and the Bond Debenture Fund.

Holdings in agency and government guaranteed debt detracted from the High Yield Fund’s performance relative to its benchmark in the 12-month period, as markets started to recover from the recession and investors increased their risk appetite. Nonetheless, the Fund was a strong contributor to the Diversified Income Strategy Fund’s performance in the period, providing a return of 55.20% (Class I shares) for the fiscal year.

The greatest contributors to the High Yield Fund’s performance in the fiscal year were the health services, telecommunications- integrated/services, and gas distribution sectors. Health services holding United Surgical Partners, an operator of ambulatory surgery centers and short–stay surgical hospitals was a top performing credit. Other contributors included telecommunications-

5

integrated/services holding Nordic Telephone Holdings and gas distribution holding El Paso Corp., a natural gas pipeline operator.

The International Dividend Income Fund benefited from positive performance in all of the sectors in which it participated during the 12-month period. Stock selection within the financials, industrials, and utilities sectors was a major contributor to performance. The most significant contribution to performance was derived from financials holding Santander, an international financial products company based in Spain, which was one of the portfolio’s largest holdings during the period. Also contributing to performance were the portfolio’s positions in information technology holding VTech Holdings Limited, a provider of consumer electronic products based in Hong Kong, and financials holding Barclays PLC, a London-headquartered corporation offering commercial and investment banking, insurance, financial, and asset management services.

All of the sectors in which the Bond Debenture Fund participated in the fiscal year contributed to performance. The strongest performance was derived from holdings in the health services, gas distribution, and energy exploration/production sectors. Within health services, hospital operator HCA Inc. was a top performing credit. Other contributors included gas distribution holding Williams Cos., a natural gas company, and energy exploration/production holding Quicksilver Resources, Inc., a natural gas and crude oil producer.

Lord Abbett Growth & Income Strategy Fund

Q: How did the Growth & Income Strategy Fund perform over the fiscal year ended November 30, 2009?

A: The Lord Abbett Growth & Income Strategy Fund is a strategic allocation fund that invests in other Lord Abbett mutual funds. The Fund normally allocates its net assets to underlying funds by category (equity funds, fixed-income funds, and international funds), using the approximate target allocations: 75% to equity underlying funds; 25% to fixed-income underlying funds; as well as 25% maximum to international funds. As of November 30, 2009, the Fund allocated its assets among the following underlying funds: Lord Abbett High Yield Fund (approximately 18.7% of the Growth & Income Strategy Fund’s portfolio); Lord Abbett Classic Stock Fund (formerly Large Cap Core Fund and approximately 15.0% of the portfolio); Lord Abbett International Core Equity Fund (approximately 14.8%); Lord Abbett Fundamental Equity Fund (formerly All Value Fund and approximately 10.1%); Lord Abbett Affiliated Fund (approximately 10.0%); Lord Abbett Capital Structure Fund (formerly America’s Value Fund and approximately 8.0% of the portfolio); Lord Abbett International Opportunities Fund (approximately 5.1%); Lord Abbett International Dividend Income Fund

6

(approximately 4.9%); Lord Abbett Value Opportunities Fund (approximately 4.9%); Lord Abbett Growth Opportunities Fund (approximately 4.1%); Lord Abbett Stock Appreciation Fund (formerly Large Cap Growth Fund and approximately 2.4%); and Lord Abbett Floating Rate Fund (approximately 2.0%). As a result, the Growth & Income Strategy Fund’s performance is directly related to the performance of its underlying funds.

The Fund returned 37.35%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, 55% Russell 3000 Index/30% Barclays Capital U.S. Universal Index/15% MSCI EAFE Index with Gross Dividends, which returned 25.31% over the same period.

Q: What were the most significant factors affecting performance?

A. All of the Lord Abbett mutual funds among which the Growth & Income Strategy Fund allocates its assets enjoyed positive performance for the period. The most significant contributors to the Growth & Income Strategy Fund were the International Opportunities Fund, the High Yield Fund, and the International Core Equity Fund.

In the International Opportunities Fund, performance was helped by positions in the financials, industrials, and energy sectors. The most significant contributions were derived from financials holdings Azimut Holding SpA, an Italy-based asset management company, and Megaworld Corporation, a Philippines-based real estate development company; and industrials holding Rheinmetall AG, a Germany-based management holding company with activities in the automotive and defense sectors.

Holdings in agency and government guaranteed debt detracted from the High Yield Fund’s performance relative to its benchmark in the 12-month period, as markets started to recover from the recession and investors increased their risk appetite. Nonetheless, the Fund was a strong contributor to the Growth & Income Strategy Fund’s performance in the period, providing a return of 55.20% (Class I shares) for the fiscal year.

The greatest contributors to the High Yield Fund’s performance in the fiscal year were the health services, telecommunications–integrated/services, and gas distribution sectors. Health services holding United Surgical Partners, an operator of ambulatory surgery centers and short–stay surgical hospitals was a top performing credit. Other contributors included telecommunications–integrated/services holding Nordic Telephone Holdings and gas distribution holding El Paso Corp., a natural gas pipeline operator.

The International Core Equity Fund benefited from positive performance in all of the sectors in which it participated in the fiscal year, and it benefited particularly from overall stock selection within the energy, financials and utilities sectors. The largest holding and the most significant

7

individual contributor to performance was energy holding Tullow Oil plc, an explorer for and producer of oil and natural gas. Other contributing holdings were financials holdings DnB NOR ASA, a Norway-based financial services company and Irish Life & Permanent Group, a provider of personal financial services in the Irish market.

Each Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

For further information, please see individual funds at our Website, www.lordabbett.com.

1  The S&P 500® Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

2  The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 31% of the total market capitalization of the Russell 1000 Index.

3  The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

4  The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 1000 Index.

5  The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.

6  The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes.

7  The MSCI EAFE® Index with Gross Dividends is an unmanaged index that reflects the stock markets of 21 countries, including Europe, Australasia, and the Far East, with values expressed in U.S. dollars. The MSCI EAFE Index with Gross Dividends approximates the maximum possible dividend reinvestment. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits. MSCI uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates.

8  The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

9  The Barclays Capital U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High- Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High-Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index.

10  The BofA Merrill Lynch High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The BofA Merrill Lynch U.S. High Yield Master II Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure.

Unless otherwise indicated, indexes are unmanaged and reflect total returns with all distributions reinvested, but do not reflect the deduction of fees, expenses, or taxes, and are not available for direct investment.

8

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 888-522-2388 or referring to our Website at www.lordabbett.com.

Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each fund’s prospectus.

During certain periods shown, fee waiver/expense reimbursement arrangements were in place. Without such arrangements, the Funds’ returns would have been lower.

The views of each fund’s management and the portfolio holdings described in this report are as of November 30, 2009; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the funds. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each fund, please see each fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

9

Balanced Strategy Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the 60% Russell 3000® Index/40% Barclays Capital U.S. Universal Index and the Russell 3000 Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2009

	1 Year	5 Years	10 Years	Life of Class
Class A3	26.86%	1.74%	3.49%	–
Class B4	29.47%	2.12%	3.57%	–
Class C5	33.59%	2.28%	3.46%	–
Class F6	34.74%	–	–	-4.04%
Class I7	34.82%	3.30%	–	4.21%
Class P8	34.33%	2.85%	–	6.37%
Class R2[9]	34.77%	–	–	-4.02%
Class R3[10]	34.26%	–	–	-4.43%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance of each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2009, is calculated using the SEC-required uniform method to compute such return.

4    Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6    Class F shares commenced operations on September 7, 2007 and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Class I shares commenced operations on October 19, 2004. Performance is at net asset value.

8    Class P shares commenced operations on December 31, 2002. Performance is at net asset value.

9    Class R2 shares commenced operations on September 7, 2007 and performance for the Class began on September 28, 2007. Performance is at net asset value.

10   Class R3 shares commenced operations on September 7, 2007 and performance for the Class began on September 28, 2007. Performance is at net asset value.

10

Diversified Equity Strategy Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the 85% Russell 3000® Index/15% MSCI EAFE Index (with Gross Dividends), the 85% Russell 3000® Index/15% MSCI EAFE® Index (with Net Dividends), the Russell 3000® Index, the MSCI EAFE® Index (with Gross Dividends) and the MSCI EAFE® Index (with Net Dividends), assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2009

	1 Year	Life of Class
Class A3	25.33%	-1.46%
Class B4	28.08%	-1.16%
Class C5	32.00%	-0.37%
Class F6	33.27%	-9.39%
Class I7	33.35%	0.61%
Class P8	32.81%	0.17%
Class R2[9]	33.42%	-9.30%
Class R3[10]	32.62%	-9.74%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance of each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Class A shares commenced operations on June 29, 2006. Performance for the class began June 30, 2006. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2009, is calculated using the SEC-required uniform method to compute such return.

4    Class B shares commenced operations on June 29, 2006. Performance for the class began June 30, 2006. Performance reflects the deduction of a CDSC of 4% for 1 year and 3% for the life of class. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.)

5    Class C shares commenced operations on June 29, 2006 and performance for the class began June 30, 2006. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6    Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Class I shares commenced operations on June 29, 2006 and performance for the Class began on June 30, 2006. Performance is at net asset value.

8    Class P shares commenced operations on June 29, 2006 and performance for the Class began on June 30, 2006. Performance is at net asset value.

9    Class R2 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

10   Class R3 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

11

Diversified Income Strategy Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the 45% BofA Merrill Lynch High Yield Master II Constrained Index/40% Barclays Capital U.S. Universal Index/15% Russell 1000® Index, the Russell 1000® Index, the BofA Merrill Lynch High Yield Master II Constrained Index, and the Barclays Capital U.S. Universal Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2009

	1 Year	Life of Class
Class A3	31.35%	2.21%
Class B4	34.39%	2.55%
Class C5	38.36%	2.92%
Class F6	39.59%	0.34%
Class I7	39.75%	3.96%
Class P8	39.21%	3.61%
Class R2[9]	39.87%	0.41%
Class R3[10]	39.01%	-0.03%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance of each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Class A shares commenced operations on June 29, 2005. Performance for the class began June 30, 2005. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2009, is calculated using the SEC-required uniform method to compute such return.

4    Class B shares commenced operations on June 29, 2005. Performance for the class began June 30, 2005. Performance reflects the deduction of a CDSC of 4% for 1 year and 2% for the life of class. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.)

5    Class C shares commenced operations on June 29, 2005 and performance for the class began June 30, 2005. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6    Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Class I shares commenced operations on June 29, 2005 and performance for the Class began on June 30, 2005. Performance is at net asset value.

8    Class P shares commenced operations on June 29, 2005 and performance for the Class began on June 30, 2005. Performance is at net asset value.

9    Class R2 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

10   Class R3 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

12

Growth & Income Strategy Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the 55% Russell 3000® Index/30% Barclays Capital U.S. Universal Index/15% MSCI EAFE® Index (with Gross Dividends), the 55% Russell 3000® Index/30% Barclays Capital U.S. Universal Index/15% MSCI EAFE® Index (with Net Dividends), the MSCI EAFE® Index (with Gross Dividends), the MSCI EAFE® Index (with Net Dividends), and the Russell 3000® Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2009

	1 Year	Life of Class
Class A3	29.44%	1.75%
Class B4	32.49%	2.06%
Class C5	36.59%	2.47%
Class F6	37.61%	-6.28%
Class I7	37.83%	3.47%
Class P8	37.20%	3.06%
Class R2[9]	37.89%	-6.22%
Class R3[10]	37.16%	-6.63%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance of each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Class A shares commenced operations on June 29, 2005. Performance for the class began June 30, 2005. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2009, is calculated using the SEC-required uniform method to compute such return.

4    Class B shares commenced operations on June 29, 2005. Performance for the class began June 30, 2005. Performance reflects the deduction of a CDSC of 4% for 1 year and 2% for the life of class. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.)

5    Class C shares commenced operations on June 29, 2005 and performance for the Class began June 30, 2005. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6    Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Class I shares commenced operations on June 29, 2005 and performance for the Class began on June 30, 2005. Performance is at net asset value.

8    Class P shares commenced operations on June 29, 2005 and performance for the Class began on June 30, 2005. Performance is at net asset value.

9    Class R2 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

10   Class R3 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

13

Expense Examples

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2009 through November 30, 2009).

Actual Expenses

For each class of each Fund, the first line of the applicable table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period 6/1/09 – 11/30/09” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the applicable table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

14

Balanced Strategy Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†#
	6/1/09	11/30/09	6/1/09 - 11/30/09
Class A
Actual	$1,000.00	$1,183.90	$1.15
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.01	$1.07
Class B
Actual	$1,000.00	$1,179.40	$4.70
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.75	$4.36
Class C
Actual	$1,000.00	$1,179.90	$4.70
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.75	$4.36
Class F
Actual	$1,000.00	$1,185.60	$0.33
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.78	$0.30
Class I
Actual	$1,000.00	$1,185.70	$0.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,025.07	$0.00
Class P
Actual	$1,000.00	$1,184.10	$1.75
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.48	$1.62
Class R2
Actual	$1,000.00	$1,184.60	$0.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,025.07	$0.00
Class R3
Actual	$1,000.00	$1,182.70	$1.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.25	$1.83
†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.21% for Class A, 0.86% for Classes B and C, 0.06% for Class F, 0.00% for Class I, 0.32% for Class P, 0.00% for Class R2 and 0.36% for Class R3) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

#	Does not include expenses of Underlying Funds in which Balanced Strategy Fund invests.

Portfolio Holdings Presented by Portfolio Allocation

November 30, 2009

Portfolio Allocation	%*
Equity	49.11%
Fixed	50.82%
Short-Term Investment	0.07%
Total	100.00%
*	Represents percent of total investments.

15

Diversified Equity Strategy Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†#
	6/1/09	11/30/09	6/1/09 - 11/30/09
Class A
Actual	$1,000.00	$821.40	$1.60
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.31	$1.78
Class B
Actual	$1,000.00	$824.50	$4.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.06	$5.06
Class C
Actual	$1,000.00	$825.10	$4.58
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.06	$5.06
Class F
Actual	$1,000.00	$819.50	$0.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.57	$0.51
Class I
Actual	$1,000.00	$819.70	$0.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,025.07	$0.00
Class P
Actual	$1,000.00	$821.80	$2.06
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.81	$2.28
Class R2
Actual	$1,000.00	$818.30	$0.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,025.06	$0.00
Class R3
Actual	$1,000.00	$822.80	$2.28
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.58	$2.54
†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.35% for Class A, 1.00% for Classes B and C, 0.10% for Class F, 0.00% for Class I, 0.45% for Class P, 0.00% for Class R2 and 0.50% for Class R3) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

#	Does not include expenses of Underlying Funds in which Diversified Equity Strategy Fund invests.

Portfolio Holdings Presented by Portfolio Allocation

November 30, 2009

Portfolio Allocation	%*
Equity	99.83%
Short-Term Investment	0.17%
Total	100.00%
*	Represents percent of total investments.

16

Diversified Income Strategy Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†#
	6/1/09	11/30/09	6/1/09 - 11/30/09
Class A
Actual	$1,000.00	$1,175.90	$1.85
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.37	$1.72
Class B
Actual	$1,000.00	$1,172.50	$5.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.12	$5.01
Class C
Actual	$1,000.00	$1,172.40	$5.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.12	$5.01
Class F
Actual	$1,000.00	$1,177.30	$0.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.65	$0.41
Class I
Actual	$1,000.00	$1,178.50	$0.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,025.07	$0.00
Class P
Actual	$1,000.00	$1,175.70	$2.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.02	$2.08
Class R2
Actual	$1,000.00	$1,178.00	$0.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,025.07	$0.00
Class R3
Actual	$1,000.00	$1,175.10	$2.67
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.60	$2.48
†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.34% for Class A, 0.99% for Classes B and C, 0.09% for Class F, 0.00% for Class I, 0.41% for Class P, 0.00% for Class R2 and 0.49% for Class R3) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

#	Does not include expense of Underlying Funds in which Diversified Income Strategy Fund invests.

Portfolio Holdings Presented by Portfolio Allocation

November 30, 2009

Portfolio Allocation	%*
Equity	34.24%
Fixed Income	65.09%
Short-Term Investment	0.67%
Total	100.00%
*	Represents percent of total investments.

17

Growth & Income Strategy Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†#
	6/1/09	11/30/09	6/1/09 - 11/30/09
Class A
Actual	$1,000.00	$1,185.80	$1.92
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.32	$1.78
Class B
Actual	$1,000.00	$1,181.00	$5.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.06	$5.06
Class C
Actual	$1,000.00	$1,181.90	$5.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.06	$5.06
Class F
Actual	$1,000.00	$1,186.30	$0.55
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.57	$0.51
Class I
Actual	$1,000.00	$1,186.80	$0.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,025.07	$0.00
Class P
Actual	$1,000.00	$1,185.40	$2.19
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.07	$2.03
Class R2
Actual	$1,000.00	$1,187.00	$0.66
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.46	$0.61
Class R3
Actual	$1,000.00	$1,183.90	$2.74
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.57	$2.54
†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.35% for Class A, 1.00% for Classes B and C, 0.10% for Class F, 0.00% for Class I, 0.40% for Class P, 0.12% for Class R2 and 0.50% for Class R3) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

#	Does not include expenses of Underlying Funds in which Growth & Income Strategy Fund invests.

Portfolio Holdings Presented by Portfolio Allocation

November 30, 2009

Portfolio Allocation	%*
Equity	79.26%
Fixed Income	20.63%
Short-Term Investment	0.11%
Total	100.00%
*	Represents percent of total investments.

18

Schedule of Investments

BALANCED STRATEGY FUND November 30, 2009

Investments	Shares	Value (000)
INVESTMENTS IN UNDERLYING FUNDS(a) 99.82%
Lord Abbett Affiliated Fund, Inc.–Class I(b)	24,952,854	$253,272
Lord Abbett Bond Debenture Fund, Inc.–Class I(c)	23,907,583	171,417
Lord Abbett Research Fund, Inc.–Capital Structure Fund (formerly, America’s Value Fund)–Class I(d)	22,249,111	231,613
Lord Abbett Research Fund, Inc.–Classic Stock Fund (formerly, Large Cap Core Fund)–Class I(e)	5,135,656	133,014
Lord Abbett Investment Trust–Floating Rate Fund–Class I(f)	2,661,311	24,138
Lord Abbett Investment Trust–High Yield Fund–Class I(c)	25,758,302	186,748
Lord Abbett Securities Trust–International Core Equity Fund–Class I(g)	6,628,547	77,620
Lord Abbett Securities Trust–International Dividend Income Fund–Class I(h)	20,220,573	171,875

Total Investments in Underlying Funds (cost $1,372,728,888)		1,249,697

Investments	Principal Amount (000)	Value (000)
SHORT-TERM INVESTMENT 0.07%

Repurchase Agreement
Repurchase Agreement dated 11/30/2009, 0.01% due 12/1/2009 with State Street Bank & Trust Co. collateralized by $950,000 of U.S. Treasury Bill at 0.21% due 3/18/2010; value: $949,810; proceeds: $929,282 (cost $929,281)	$929	$929

Total Investments in Securities 99.89% (cost $1,373,658,169)		1,250,626

Cash and other Assets in Excess of Liabilities 0.11%		1,373

Net Assets 100.00%		$1,251,999

(a)	Affiliated issuers (See Note 8).
(b)	Fund investment objective is long-term growth of capital and income without excessive fluctuations in market value.
(c)	Fund investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.
(d)	Fund investment objective is to seek current income and capital appreciation.
(e)	Fund investment objective is growth of capital and growth of income consistent with reasonable risk.
(f)	Fund investment objective is to seek a high level of current income.
(g)	Fund investment objective is to seek long-term capital appreciation.
(h)	Fund investment objective is to seek a high level of total return.

See Notes to Financial Statements.

19

Schedule of Investments

DIVERSIFIED EQUITY STRATEGY FUND November 30, 2009

Investments	Shares	Value (000)
INVESTMENTS IN UNDERLYING FUNDS(a) 99.46%
Lord Abbett Affiliated Fund, Inc.–Class I(b)	1,899,820	$19,283
Lord Abbett Research Fund, Inc.–Classic Stock Fund (formerly, Large Cap Core Fund)–Class I(c)	990,661	25,658
Lord Abbett Developing Growth Fund, Inc.–Class I*(d)	418,164	6,352
Lord Abbett Securities Trust–Fundamental Equity Fund (formerly, All Value Fund)–Class I(b)	1,215,754	12,814
Lord Abbett Research Fund, Inc.–Growth Opportunities Fund–Class I*(e)	717,707	12,826
Lord Abbett Securities Trust–International Core Equity Fund–Class I(f)	1,302,756	15,255
Lord Abbett Securities Trust–International Opportunities Fund–Class I(g)	912,233	10,244
Lord Abbett Stock Appreciation Fund (formerly, Large Cap Growth Fund)–Class I*(h)	2,561,225	12,806
Lord Abbett Securities Trust–Value Opportunities Fund–Class I*(g)	1,049,673	12,764

Total Investments in Underlying Funds (cost $131,142,607)		128,002

Investments	Principal Amount (000)	Value (000)
SHORT-TERM INVESTMENT 0.17%

Repurchase Agreement
Repurchase Agreement dated 11/30/2009, 0.01% due 12/1/2009 with State Street Bank & Trust Co. collateralized by $220,000 of U.S. Treasury Bill at 0.21% due 3/18/2010; value: $219,956; proceeds: $215,511 (cost $215,511)	$216	$216

Total Investments in Securities 99.63% (cost $131,358,118)		128,218

Other Assets in Excess of Liabilities 0.37%		476

Net Assets 100.00%		$128,694

*	Non-income producing security.
(a)	Affiliated issuers (See Note 8).
(b)	Fund investment objective is long-term growth of capital and income without excessive fluctuations in market value.
(c)	Fund investment objective is growth of capital and growth of income consistent with reasonable risk.
(d)

Fund investment objective is to seek long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter.

(e)	Fund investment objective is capital appreciation.
(f)	Fund investment objective is to seek long-term capital appreciation.
(g)	Fund investment objective is long-term capital appreciation.
(h)	Fund investment objective is long-term capital growth.

See Notes to Financial Statements.

20

Schedule of Investments

DIVERSIFIED INCOME STRATEGY FUND November 30, 2009

Investments	Shares	Value (000)
INVESTMENTS IN UNDERLYING FUNDS(a) 99.29%
Lord Abbett Affiliated Fund, Inc.–Class I(b)	370,078	$3,756
Lord Abbett Bond Debenture Fund, Inc.–Class I(c)	2,799,948	20,075
Lord Abbett Research Fund, Inc.–Capital Structure Fund (formerly, America’s Value Fund)–Class I(d)	3,866,261	40,248
Lord Abbett Investment Trust–Floating Rate Fund–Class I(e)	339,430	3,079
Lord Abbett Investment Trust–High Yield Fund–Class I(c)	8,243,192	59,763
Lord Abbett Securities Trust–International Dividend Income Fund–Class I(f)	878,690	7,469
Lord Abbett Investment Trust–Total Return Fund–Class I(g)	1,353,397	14,941

Total Investments in Underlying Funds (cost $153,175,867)		149,331

Investments	Principal Amount (000)	Value (000)
SHORT-TERM INVESTMENT 0.67%

Repurchase Agreement
Repurchase Agreement dated 11/30/2009, 0.01% due 12/1/2009 with State Street Bank & Trust Co. collateralized by $1,035,000 of U.S. Treasury Bill at 0.21% due 3/18/2010; value: $1,034,793; proceeds: $1,010,581 (cost $1,010,581)	$1,011	$1,011

Total Investments in Securities 99.96% (cost $154,186,448)		150,342

Other Assets in Excess of Liabilities 0.04%		54

Net Assets 100.00%		$150,396

(a)	Affiliated issuers (See Note 8).
(b)	Fund investment objective is long-term growth of capital and income without excessive fluctuations in market value.
(c)	Fund investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.
(d)	Fund investment objective is to seek current income and capital appreciation.
(e)	Fund investment objective is to seek a high level of current income.
(f)	Fund investment objective is to seek a high level of total return.
(g)	Fund investment objective is to seek income and capital appreciation to produce a high total return.

See Notes to Financial Statements.

21

Schedule of Investments

GROWTH & INCOME STRATEGY FUND November 30, 2009

Investments	Shares	Value (000)
INVESTMENTS IN UNDERLYING FUNDS(a) 99.85%
Lord Abbett Affiliated Fund, Inc.–Class I(b)	4,432,975	$44,995
Lord Abbett Research Fund, Inc.–Capital Structure Fund (formerly, America’s Value Fund)–Class I(c)	3,462,858	36,048
Lord Abbett Research Fund, Inc.–Classic Stock Fund (formerly, Large Cap Core Fund)–Class I(d)	2,620,773	67,878
Lord Abbett Investment Trust–Floating Rate Fund–Class I(e)	996,372	9,037
Lord Abbett Securities Trust–Fundamental Equity Fund (formerly, All Value Fund)–Class I(b)	4,334,523	45,686
Lord Abbett Research Fund, Inc.–Growth Opportunities Fund–Class I*(f)	1,026,033	18,335
Lord Abbett Investment Trust–High Yield Fund–Class I(g)	11,637,731	84,374
Lord Abbett Securities Trust–International Core Equity Fund–Class I(h)	5,733,644	67,141
Lord Abbett Securities Trust–International Dividend Income Fund–Class I(i)	2,625,884	22,320
Lord Abbett Securities Trust–International Opportunities Fund–Class I(j)	2,058,229	23,114
Lord Abbett Stock Appreciation Fund (formerly, Large Cap Growth Fund)–Class I*(k)	2,200,281	11,002
Lord Abbett Securities Trust–Value Opportunities Fund–Class I*(j)	1,823,964	22,179

Total Investments in Underlying Funds (cost $512,254,110)		$452,109

Investments	Principal Amount (000)	Value (000)
SHORT-TERM INVESTMENT 0.11%

Repurchase Agreement
Repurchase Agreement dated 11/30/2009, 0.01% due 12/1/2009 with State Street Bank & Trust Co. collateralized by $505,000 of U.S. Treasury Bill at 0.21% due 3/18/2010; value: $504,899; proceeds: $491,382 (cost $491,382)	$491	$491

Total Investments in Securities 99.96% (cost $512,745,492)		452,600

Other Assets in Excess of Liabilities 0.04%		176

Net Assets 100.00%		$452,776

*	Non-income producing security.
(a)	Affiliated issuers (see Note 8).
(b)	Fund investment objective is long-term growth of capital and income without excessive fluctuations in market value.
(c)	Fund investment objective is to seek current income and capital appreciation.
(d)	Fund investment objective is growth of capital and growth of income consistent with reasonable risk.
(e)	Fund investment objective is to seek a high level of current income.
(f)	Fund investment objective is capital appreciation.
(g)	Fund investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.
(h)	Fund investment objective is to seek long-term capital appreciation.
(i)	Fund objective is to seek a high level of total return.
(j)	Fund investment objective is long-term capital appreciation.
(k)	Fund investment objective is long-term capital growth.

See Notes to Financial Statements.

22

Statements of Assets and Liabilities

November 30, 2009

	Balanced Strategy Fund	Diversified Equity Strategy Fund
ASSETS:
Investments in securities, at cost	$1,373,658,169	$131,358,118
Investments in securities, at value	$1,250,625,801	$128,217,992
Cash	829	–
Receivables:
Interest and dividends	2,285,070	–
Investment securities sold	188,093	53,308
Capital shares sold	2,483,613	769,086
From advisor (See Note 3)	469,477	–
From affiliates (See Note 3)	128,939	20,037
Prepaid expenses and other assets	102,919	43,838
Total assets	1,256,284,741	129,104,261
LIABILITIES:
Payables:
Investment securities purchased	134,729	–
Capital shares reacquired	3,157,722	281,976
12b-1 distribution fees	478,778	51,741
Trustees’ fees	123,539	3,506
Accrued expenses and other liabilities	390,836	73,514
Total liabilities	4,285,604	410,737
NET ASSETS	$1,251,999,137	$128,693,524
COMPOSITION OF NET ASSETS:
Paid-in capital	$1,419,533,123	$141,759,699
Undistributed (distributions in excess of) net investment income	453,756	(3,506)
Accumulated net realized loss on investments	(44,955,374)	(9,922,543)
Net unrealized depreciation on investments	(123,032,368)	(3,140,126)
Net Assets	$1,251,999,137	$128,693,524

See Notes to Financial Statements.

23

Statements of Assets and Liabilities (continued)

November 30, 2009

	Balanced Strategy Fund	Diversified Equity Strategy Fund
Net assets by class:
Class A Shares	$970,527,706	$85,269,514
Class B Shares	$89,401,558	$8,451,173
Class C Shares	$178,371,186	$33,007,190
Class F Shares	$4,023,519	$650,135
Class I Shares	$2,736,863	$1,019,908
Class P Shares	$5,812,757	$79,651
Class R2 Shares	$9,529	$8,103
Class R3 Shares	$1,116,019	$207,850
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	99,742,948	6,243,165
Class B Shares	9,194,733	624,727
Class C Shares	18,392,410	2,444,514
Class F Shares	413,801	47,569
Class I Shares	281,370	74,160
Class P Shares	599,511	5,792
Class R2 Shares	968	590.729
Class R3 Shares	114,903	15,258
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$9.73	$13.66
Class A shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$10.32	$14.49
Class B Shares-Net asset value	$9.72	$13.53
Class C Shares-Net asset value	$9.70	$13.50
Class F Shares-Net asset value	$9.72	$13.67
Class I Shares-Net asset value	$9.73	$13.75
Class P Shares-Net asset value	$9.70	$13.75
Class R2 Shares-Net asset value	$9.84	$13.72
Class R3 Shares-Net asset value	$9.71	$13.62

See Notes to Financial Statements.

24

Statements of Assets and Liabilities (continued)

November 30, 2009

	Diversified Income Strategy Fund	Growth & Income Strategy Fund
ASSETS:
Investments in securities, at cost	$154,186,448	$512,745,492
Investments in securities, at value	$150,342,417	$452,599,902
Receivables:
Interest and dividends	547,049	645,534
Capital shares sold	722,039	1,041,363
From advisor (See Note 3)	6,464	–
From affiliates (See Note 3)	28,551	55,728
Prepaid expenses and other assets	54,426	58,466
Total assets	151,700,946	454,400,993
LIABILITIES:
Payables:
Investment securities purchased	1,051,302	252,094
Capital shares reacquired	123,965	1,007,273
12b-1 distribution fees	60,824	176,898
Trustees’ fees	5,343	20,672
Accrued expenses and other liabilities	64,001	168,484
Total liabilities	1,305,435	1,625,421
NET ASSETS	$150,395,511	$452,775,572
COMPOSITION OF NET ASSETS:
Paid-in capital	$156,795,089	$523,892,907
Undistributed (distributions in excess of) net investment income	103,624	(20,672)
Accumulated net realized loss on investments	(2,659,171)	(10,951,073)
Net unrealized depreciation on investments	(3,844,031)	(60,145,590)
Net Assets	$150,395,511	$452,775,572

See Notes to Financial Statements.

25

Statements of Assets and Liabilities (concluded)

November 30, 2009

	Diversified Income Strategy Fund	Growth & Income Strategy Fund
Net assets by class:
Class A Shares	$107,807,005	$336,386,873
Class B Shares	$8,845,844	$31,299,232
Class C Shares	$32,275,166	$83,366,383
Class F Shares	$1,071,341	$751,326
Class I Shares	$268,942	$489,972
Class P Shares	$9,884	$1,771
Class R2 Shares	$10,111	$40,921
Class R3 Shares	$107,218	$439,094
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	7,945,844	24,260,627
Class B Shares	645,796	2,270,927
Class C Shares	2,353,886	6,048,189
Class F Shares	78,987	54,189
Class I Shares	19,896	35,217
Class P Shares	722.677	127.387
Class R2 Shares	736	2,917
Class R3 Shares	7,899	31,716
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$13.57	$13.87
Class A shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$14.40	$14.72
Class B Shares-Net asset value	$13.70	$13.78
Class C Shares-Net asset value	$13.71	$13.78
Class F Shares-Net asset value	$13.56	$13.86
Class I Shares-Net asset value	$13.52	$13.91
Class P Shares-Net asset value	$13.68	$13.90
Class R2 Shares-Net asset value	$13.74	$14.03
Class R3 Shares-Net asset value	$13.57	$13.84

See Notes to Financial Statements.

26

Statements of Operations

For the Year Ended November 30, 2009

	Balanced Strategy Fund	Diversified Equity Strategy Fund
Investment income:
Dividends	$48,667,077	$864,346
Interest	77	3,847
Total investment income	48,667,154	868,193
Expenses:
Management fee	1,068,660	100,679
12b-1 distribution plan-Class A	2,906,578	238,419
12b-1 distribution plan-Class B	786,254	65,138
12b-1 distribution plan-Class C	1,480,023	250,029
12b-1 distribution plan-Class F	2,886	427
12b-1 distribution plan-Class P	24,734	307
12b-1 distribution plan-Class R2	–	–
12b-1 distribution plan-Class R3	6,910	474
Shareholder servicing	1,961,174	316,765
Professional	39,785	30,251
Reports to shareholders	135,127	15,066
Custody	16,137	4,608
Trustees’ fees	42,704	3,936
Registration	148,145	78,372
Other	29,485	5,660
Gross expenses	8,648,602	1,110,131
Expense reductions (See Note 7)	(3,100)	(272)
Expenses reimbursed by advisor (See Note 3)	(818,000)	–
Expenses assumed by Underlying Funds (See Note 3)	(2,369,457)	(454,385)
Management fee waived (See Note 3)	(1,068,660)	(100,679)
Net expenses	4,389,385	554,795
Net investment income	44,277,769	313,398
Net realized and unrealized gain (loss):
Capital gain distributions received from Underlying Funds	–	365,201
Net realized loss on investments	(41,309,241)	(9,521,404)
Net change in unrealized appreciation/depreciation on investments	316,896,278	36,697,984
Net realized and unrealized gain	275,587,037	27,541,781
Net Increase in Net Assets Resulting From Operations	$319,864,806	$27,855,179

See Notes to Financial Statements.

27

Statements of Operations (concluded)

For the Year Ended November 30, 2009

	Diversified Income Strategy Fund	Growth & Income Strategy Fund
Investment income:
Dividends	$7,611,049	$12,203,137
Interest	33	52
Total investment income	7,611,082	12,203,189
Expenses:
Management fee	107,012	356,954
12b-1 distribution plan-Class A	269,818	925,720
12b-1 distribution plan-Class B	63,494	241,641
12b-1 distribution plan-Class C	227,854	672,281
12b-1 distribution plan-Class F	497	378
12b-1 distribution plan-Class P	38	41
12b-1 distribution plan-Class R2	–	9
12b-1 distribution plan-Class R3	571	1,439
Shareholder servicing	241,053	861,473
Professional	34,108	31,852
Reports to shareholders	12,815	60,132
Custody	4,008	6,851
Trustees’ fees	4,150	14,085
Registration	86,666	120,968
Other	5,807	12,152
Gross expenses	1,057,891	3,305,976
Expense reductions (See Note 7)	(278)	(960)
Expenses reimbursed by advisor (See Note 3)	(6,464)	–
Expenses assumed by Underlying Funds (See Note 3)	(388,329)	(1,106,553)
Management fee waived (See Note 3)	(107,012)	(356,954)
Net expenses	555,808	1,841,509
Net investment income	7,055,274	10,361,680
Net realized and unrealized gain (loss):
Capital gain distributions received from Underlying Funds	–	293,448
Net realized loss on investments	(1,572,159)	(9,347,244)
Net change in unrealized appreciation/depreciation on investments	29,632,519	113,754,928
Net realized and unrealized gain	28,060,360	104,701,132
Net Increase in Net Assets Resulting From Operations	$35,115,634	$115,062,812

See Notes to Financial Statements.

28

Statements of Changes in Net Assets

	Balanced Strategy Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2009	For the Year Ended November 30, 2008
Operations:
Net investment income	$44,277,769	$51,458,211
Capital gain distributions received from Underlying Funds	–	32,595,435
Net realized loss on investments	(41,309,241)	(16,043,454)
Net change in unrealized appreciation/depreciation on investments	316,896,278	(526,484,550)
Net increase (decrease) in net assets resulting from operations	319,864,806	(458,474,358)
Distributions to shareholders from:
Net investment income
Class A	(35,595,061)	(54,515,430)
Class B	(2,886,741)	(4,870,039)
Class C	(5,364,565)	(8,422,316)
Class F	(112,446)	(33,735)
Class I	(76,520)	(53,687)
Class P	(235,072)	(399,548)
Class R2	(320)	(470)
Class R3	(47,356)	(12,210)
Net realized gain
Class A	(5,033,958)	(47,915,584)
Class B	(498,665)	(5,098,854)
Class C	(892,604)	(8,507,580)
Class F	(9,228)	(438)
Class I	(8,591)	(39,426)
Class P	(35,406)	(366,828)
Class R2	(48)	(436)
Class R3	(2,906)	(437)
Total distributions to shareholders	(50,799,487)	(130,237,018)
Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	308,091,651	320,241,339
Reinvestment of distributions	47,763,564	120,580,737
Cost of shares reacquired	(330,484,415)	(347,923,562)
Net increase in net assets resulting from capital share transactions	25,370,800	92,898,514
Net increase (decrease) in net assets	294,436,119	(495,812,862)
NET ASSETS:
Beginning of year	$957,563,018	$1,453,375,880
End of year	$1,251,999,137	$957,563,018
Undistributed net investment income	$453,756	$825,447

See Notes to Financial Statements.

29

Statements of Changes in Net Assets (continued)

	Diversified Equity Strategy Fund
INCREASE IN NET ASSETS	For the Year Ended November 30, 2009	For the Year Ended November 30, 2008
Operations:
Net investment income	$313,398	$241,088
Capital gain distributions received from Underlying Funds	365,201	2,296,206
Net realized loss on investments	(9,521,404)	(709,771)
Net change in unrealized appreciation/depreciation on investments	36,697,984	(40,855,279)
Net increase (decrease) in net assets resulting from operations	27,855,179	(39,027,756)
Distributions to shareholders from:
Net investment income
Class A	(1,430,015)	(385,642)
Class B	(77,244)	(30,623)
Class C	(279,775)	(113,992)
Class F	(1,343)	(107)
Class I	(8,815)	(13,020)
Class P	(1,303)	(456)
Class R2	(146)	(99)
Class R3	(941)	(101)
Net realized gain
Class A	(976,871)	(1,571,930)
Class B	(84,403)	(211,520)
Class C	(292,712)	(667,123)
Class F	(827)	(362)
Class I	(5,301)	(43,163)
Class P	(1,063)	(3,684)
Class R2	(92)	(361)
Class R3	(688)	(361)
Total distributions to shareholders	(3,161,539)	(3,042,544)
Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	50,581,093	80,775,711
Reinvestment of distributions	2,941,219	2,793,238
Cost of shares reacquired	(35,523,715)	(19,278,421)
Net increase in net assets resulting from capital share transactions	17,998,597	64,290,528
Net increase in net assets	42,692,237	22,220,228
NET ASSETS:
Beginning of year	$86,001,287	$63,781,059
End of year	$128,693,524	$86,001,287
Undistributed (distributions in excess of) net investment income	$(3,506)	$1,239,609

See Notes to Financial Statements.

30

Statements of Changes in Net Assets (continued)

	Diversified Income Strategy Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2009	For the Year Ended November 30, 2008
Operations:
Net investment income	$7,055,274	$5,353,629
Capital gain distributions received from Underlying Funds	–	971,680
Net realized loss on investments	(1,572,159)	(1,958,571)
Net change in unrealized appreciation/depreciation on investments	29,632,519	(32,047,379)
Net increase (decrease) in net assets resulting from operations	35,115,634	(27,680,641)
Distributions to shareholders from:
Net investment income
Class A	(5,232,503)	(4,095,470)
Class B	(386,465)	(330,775)
Class C	(1,386,205)	(1,109,260)
Class F	(34,060)	(4,754)
Class I	(11,110)	(6,007)
Class P	(570)	(627)
Class R2	(558)	(554)
Class R3	(7,988)	(4,888)
Net realized gain
Class A	(388,527)	(520,237)
Class B	(31,420)	(49,555)
Class C	(114,727)	(164,109)
Class F	(764)	(81)
Class I	(519)	(829)
Class P	(53)	(78)
Class R2	(49)	(81)
Class R3	(745)	(81)
Total distributions to shareholders	(7,596,263)	(6,287,386)
Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	75,014,336	44,342,143
Reinvestment of distributions	6,728,437	5,357,489
Cost of shares reacquired	(33,967,662)	(29,904,113)
Net increase in net assets resulting from capital share transactions	47,775,111	19,795,519
Net increase (decrease) in net assets	75,294,482	(14,172,508)
NET ASSETS:
Beginning of year	$75,101,029	$89,273,537
End of year	$150,395,511	$75,101,029
Undistributed net investment income	$103,624	$110,990

See Notes to Financial Statements.

31

Statements of Changes in Net Assets (concluded)

	Growth & Income Strategy Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2009	For the Year Ended November 30, 2008
Operations:
Net investment income	$10,361,680	$9,720,224
Capital gain distributions received from Underlying Funds	293,448	12,975,672
Net realized loss on investments	(9,347,244)	(2,052,266)
Net change in unrealized appreciation/depreciation on investments	113,754,928	(185,739,990)
Net increase (decrease) in net assets resulting from operations	115,062,812	(165,096,360)
Distributions to shareholders from:
Net investment income
Class A	(14,695,557)	(7,839,548)
Class B	(1,179,543)	(522,688)
Class C	(3,357,447)	(1,557,717)
Class F	(13,294)	(1,399)
Class I	(24,055)	(10,871)
Class P	(984)	(737)
Class R2	(408)	(214)
Class R3	(13,204)	(3,029)
Net realized gain
Class A	(4,311,335)	(16,727,175)
Class B	(387,879)	(1,500,497)
Class C	(1,117,051)	(4,579,482)
Class F	(1,131)	(571)
Class I	(6,945)	(19,567)
Class P	(406)	(1,901)
Class R2	(123)	(569)
Class R3	(3,241)	(569)
Total distributions to shareholders	(25,112,603)	(32,766,534)
Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	152,043,762	170,743,532
Reinvestment of distributions	23,947,513	30,975,620
Cost of shares reacquired	(107,647,936)	(95,989,306)
Net increase in net assets resulting from capital share transactions	68,343,339	105,729,846
Net increase (decrease) in net assets	158,293,548	(92,133,048)
NET ASSETS:
Beginning of year	$294,482,024	$386,615,072
End of year	$452,775,572	$294,482,024
Undistributed (distributions in excess of) net investment income	$(20,672)	$8,882,105

See Notes to Financial Statements.

32

Financial Highlights

BALANCED STRATEGY FUND

	Class A Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$7.62	$12.27	$12.13	$11.53	$11.53

Investment operations:

Net investment income(a)	.36	.42	.36	.35	.35

Net realized and unrealized gain (loss)	2.16	(3.99)	.53	.99	.12

Total from investment operations	2.52	(3.57)	.89	1.34	.47

Distributions to shareholders from:

Net investment income	(.36)	(.56)	(.40)	(.40)	(.37)

Net realized gain	(.05)	(.52)	(.35)	(.34)	(.10)

Total distributions	(.41)	(1.08)	(.75)	(.74)	(.47)

Net asset value, end of year	$9.73	$ 7.62	$12.27	$12.13	$11.53

Total Return(b)	34.52%	(31.62)%	7.66%	12.12%	4.12%

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed, reimbursed and waived	.27%	.31%	.32%	.35%	.35%

Expenses, including expense reductions and expenses assumed, reimbursed and waived	.27%	.31%	.32%	.35%	.35%

Expenses, excluding expense reductions and expenses assumed, reimbursed and waived	.67%	.65%	.63%	.64%	.65%

Net investment income	4.28%	4.06%	2.98%	3.04%	3.03%

Supplemental Data:
Net assets, end of year (000)	$970,528	$744,325	$1,124,757	$1,009,374	$879,442

Portfolio turnover rate	21.69%	14.88%	40.85%	.00%	.00%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

33

Financial Highlights (continued)

BALANCED STRATEGY FUND

	Class B Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$7.62	$12.25	$12.12	$11.52	$11.52

Investment operations:

Net investment income(a)	.30	.35	.28	.27	.27

Net realized and unrealized gain (loss)	2.15	(3.97)	.52	.99	.13

Total from investment operations	2.45	(3.62)	.80	1.26	.40

Distributions to shareholders from:

Net investment income	(.30)	(.49)	(.32)	(.32)	(.30)

Net realized gain	(.05)	(.52)	(.35)	(.34)	(.10)

Total distributions	(.35)	(1.01)	(.67)	(.66)	(.40)

Net asset value, end of year	$9.72	$ 7.62	$12.25	$12.12	$11.52

Total Return(b)	33.47%	(31.99)%	6.90%	11.42%	3.49%

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed, reimbursed and waived	.92%	.96%	.97%	1.00%	1.00%

Expenses, including expense reductions and expenses assumed, reimbursed and waived	.92%	.96%	.97%	1.00%	1.00%

Expenses, excluding expense reductions and expenses assumed, reimbursed and waived	1.32%	1.30%	1.28%	1.29%	1.30%

Net investment income	3.65%	3.41%	2.34%	2.36%	2.38%

Supplemental Data:
Net assets, end of year (000)	$89,402	$73,656	$120,103	$116,482	$104,715

Portfolio turnover rate	21.69%	14.88%	40.85%	.00%	.00%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

34

Financial Highlights (continued)

BALANCED STRATEGY FUND

	Class C Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$7.60	$12.23	$12.10	$11.50	$11.51

Investment operations:

Net investment income(a)	.30	.35	.28	.29	.28

Net realized and unrealized gain (loss)	2.16	(3.97)	.53	.98	.11

Total from investment operations	2.46	(3.62)	.81	1.27	.39

Distributions to shareholders from:

Net investment income	(.31)	(.49)	(.33)	(.33)	(.30)

Net realized gain	(.05)	(.52)	(.35)	(.34)	(.10)

Total distributions	(.36)	(1.01)	(.68)	(.67)	(.40)

Net asset value, end of year	$9.70	$ 7.60	$12.23	$12.10	$11.50

Total Return(b)	33.59%	(32.03)%	6.95%	11.46%	3.43%

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed, reimbursed and waived	.92%	.96%	.97%	1.00%	1.00%

Expenses, including expense reductions and expenses assumed, reimbursed and waived	.92%	.96%	.97%	1.00%	1.00%

Expenses, excluding expense reductions and expenses assumed, reimbursed and waived	1.32%	1.30%	1.29%	1.29%	1.30%

Net investment income	3.62%	3.41%	2.32%	2.49%	2.50%

Supplemental Data:
Net assets, end of year (000)	$178,371	$131,719	$198,510	$159,864	$119,578

Portfolio turnover rate	21.69%	14.88%	40.85%	.00%	.00%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

35

Financial Highlights (continued)

BALANCED STRATEGY FUND

	Class F Shares
	Year Ended 11/30		9/7/2007(a) to 11/30/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$7.62	$12.27	$11.99

Investment operations:

Net investment income(b)			—	(c)

Net realized and unrealized gain			.16

Total from investment operations			.16

Net asset value on SEC Effective Date, September 14, 2007			$12.15

Investment operations:

Net investment income(b)	.35	.43	.09

Net realized and unrealized gain (loss)	2.18	(3.97)	.09

Total from investment operations	2.53	(3.54)	.18

Distributions to shareholders from:

Net investment income	(.38)	(.59)	(.06)

Net realized gain	(.05)	(.52)	–

Total distributions	(.43)	(1.11)	(.06)

Net asset value, end of period	$9.72	$ 7.62	$12.27

Total Return(d)			1.33	%(e)(f)

Total Return(d)	34.74%	(31.43)%	1.48	%(e)(g)

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed, reimbursed and waived	.01%	.10%	.00	%(e)

Expenses, including expense reductions and expenses assumed, reimbursed and waived	.01%	.10%	.00	%(e)

Expenses, excluding expense reductions and expenses assumed, reimbursed and waived	.41%	.41%	.09	%(e)

Net investment income	4.18%	4.57%	.72	%(e)

Supplemental Data:
Net assets, end of period (000)	$4,024	$1,355	$10

Portfolio turnover rate	21.69%	14.88%	40.85%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Commencement of investment operations was 9/7/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Total return for the period 9/7/2007 through 9/14/2007.
(g)	Total return for the period 9/14/2007 through 11/30/2007.

See Notes to Financial Statements.

36

Financial Highlights (continued)

BALANCED STRATEGY FUND

	Class I Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$7.63	$12.28	$12.14	$11.54	$11.53

Investment operations:

Net investment income(a)	.37	.36	.41	.41	.38

Net realized and unrealized gain (loss)	2.17	(3.89)	.52	.97	.13

Total from investment operations	2.54	(3.53)	.93	1.38	.51

Distributions to shareholders from:

Net investment income	(.39)	(.60)	(.44)	(.44)	(.40)

Net realized gain	(.05)	(.52)	(.35)	(.34)	(.10)

Total distributions	(.44)	(1.12)	(.79)	(.78)	(.50)

Net asset value, end of year	$9.73	$ 7.63	$12.28	$12.14	$11.54

Total Return(b)	34.82%	(31.32)%	8.02%	12.49%	4.57%

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and waived	.00%	.00%	.00%	.00%	.00%

Expenses, including expense reductions and expenses assumed and waived	.00%	.00%	.00%	.00%	.00%

Expenses, excluding expense reductions and expenses assumed and waived	.32%	.30%	.29%	.29%	.30%

Net investment income	4.32%	3.49%	3.34%	3.57%	3.32%

Supplemental Data:
Net assets, end of year (000)	$2,737	$823	$1,289	$739	$531

Portfolio turnover rate	21.69%	14.88%	40.85%	.00%	.00%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

37

Financial Highlights (continued)

BALANCED STRATEGY FUND

	Class P Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$7.60	$12.23	$12.10	$11.50	$11.51

Investment operations:

Net investment income(a)	.35	.40	.33	.37	.41

Net realized and unrealized gain (loss)	2.15	(3.96)	.54	.96	.04

Total from investment operations	2.50	(3.56)	.87	1.33	.45

Distributions to shareholders from:

Net investment income	(.35)	(.55)	(.39)	(.39)	(.36)

Net realized gain	(.05)	(.52)	(.35)	(.34)	(.10)

Total distributions	(.40)	(1.07)	(.74)	(.73)	(.46)

Net asset value, end of year	$9.70	$ 7.60	$12.23	$12.10	$11.50

Total Return(b)	34.33%	(31.62)%	7.51%	12.06%	4.00%

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed, reimbursed and waived	.38%	.41%	.42%	.45%	.45%

Expenses, including expense reductions and expenses assumed, reimbursed and waived	.38%	.41%	.42%	.45%	.45%

Expenses, excluding expense reductions and expenses assumed, reimbursed and waived	.77%	.75%	.74%	.74%	.75%

Net investment income	4.23%	3.90%	2.74%	3.18%	3.59%

Supplemental Data:
Net assets, end of year (000)	$5,813	$5,255	$8,686	$3,737	$2,520

Portfolio turnover rate	21.69%	14.88%	40.85%	.00%	.00%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

38

Financial Highlights (continued)

BALANCED STRATEGY FUND

	Class R2 Shares
	Year Ended 11/30		9/7/2007 (a) to 11/30/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$7.67	$12.27	$11.99

Investment operations:

Net investment income(b)			–	(c)

Net realized and unrealized gain			.16

Total from investment operations			.16

Net asset value on SEC Effective Date, September 14, 2007			$12.15

Investment operations:

Net investment income(b)	.38	.44	.08

Net realized and unrealized gain (loss)	2.18	(3.99)	.09

Total from investment operations	2.56	(3.55)	.17

Distributions to shareholders from:

Net investment income	(.34)	(.53)	(.05)

Net realized gain	(.05)	(.52)	–

Total distributions	(.39)	(1.05)	(.05)

Net asset value, end of period	$9.84	$ 7.67	$12.27

Total Return(d)			1.33	%(e)(f)

Total Return(d)	34.77%	(31.35)%	1.39	%(e)(g)

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed, reimbursed and waived	.00%	.05%	.11	%(e)

Expenses, including expense reductions and expenses assumed, reimbursed and waived	.00%	.05%	.11	%(e)

Expenses, excluding expense reductions and expenses assumed, reimbursed and waived	.29%	.39%	.20	%(e)

Net investment income	4.54%	4.32%	.61	%(e)

Supplemental Data:
Net assets, end of period (000)	$10	$7	$10

Portfolio turnover rate	21.69%	14.88%	40.85%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Commencement of investment operations was 9/7/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Total return for the period 9/7/2007 through 9/14/2007.
(g)	Total return for the period 9/14/2007 through 11/30/2007.

See Notes to Financial Statements.

39

Financial Highlights (concluded)

BALANCED STRATEGY FUND

	Class R3 Shares
	Year Ended 11/30		9/7/2007(a) to 11/30/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$7.61	$12.27	$11.99

Investment operations:

Net investment income(b)			–	(c)

Net realized and unrealized gain			.16

Total from investment operations			.16

Net asset value on SEC Effective Date, September 14, 2007			$12.15

Investment operations:

Net investment income(b)	.31	.37	.08

Net realized and unrealized gain (loss)	2.19	(3.95)	.09

Total from investment operations	2.50	(3.58)	.17

Distributions to shareholders from:

Net investment income	(.35)	(.56)	(.05)

Net realized gain	(.05)	(.52)	–

Total distributions	(.40)	(1.08)	(.05)

Net asset value, end of period	$9.71	$ 7.61	$12.27

Total Return(d)			1.33	%(e)(f)

Total Return(d)	34.26%	(31.75)%	1.41	%(e)(g)

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed, reimbursed and waived	.40%	.49%	.08	%(e)

Expenses, including expense reductions and expenses assumed, reimbursed and waived	.40%	.49%	.08	%(e)

Expenses, excluding expense reductions and expenses assumed, reimbursed and waived	.81%	.80%	.17	%(e)

Net investment income	3.63%	3.85%	.64	%(e)

Supplemental Data:
Net assets, end of period (000)	$1,116	$423	$10

Portfolio turnover rate	21.69%	14.88%	40.85%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Commencement of investment operations was 9/7/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Total return for the period 9/7/2007 through 9/14/2007.
(g)	Total return for the period 9/14/2007 through 11/30/2007.

See Notes to Financial Statements.

40

Financial Highlights

DIVERSIFIED EQUITY STRATEGY FUND

	Class A Shares
	Year Ended 11/30			6/29/2006(a) to 11/30/2006
	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$10.68	$18.26	$16.48	$15.00

Investment operations:

Net investment income(b)	.06	.07	.09	.01

Net realized and unrealized gain (loss)	3.32	(6.82)	1.98	1.47

Total from investment operations	3.38	(6.75)	2.07	1.48

Distributions to shareholders from:

Net investment income	(.24)	(.16)	(.22)	—

Net realized gain	(.16)	(.67)	(.07)	—

Total distributions	(.40)	(.83)	(.29)	—

Net asset value, end of period	$13.66	$10.68	$18.26	$16.48

Total Return(c)	32.96%	(38.72)%	12.80%	9.87	%(d)

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and waived	.35%	.35%	.35%	.34	%(e)

Expenses, including expense reductions and expenses assumed and waived	.35%	.35%	.35%	.14	%(d)

Expenses, excluding expense reductions and expenses assumed and waived	.90%	.98%	1.04%	2.58	%(e)

Net investment income	.55%	.50%	.48%	.12	%(e)

Supplemental Data:
Net assets, end of period (000)	$85,270	$61,965	$40,864	$8,432

Portfolio turnover rate	12.84%	4.73%	49.07%	.00%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Commencement of investment operations and SEC effective date was 6/29/2006 and date shares first became available to the public was 6/30/2006.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.

41

Financial Highlights (continued)

DIVERSIFIED EQUITY STRATEGY FUND

	Class B Shares
	Year Ended 11/30			6/29/2006(a) to 11/30/2006
	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$10.56	$18.11	$16.44	$15.00

Investment operations:

Net investment loss(b)	(.02)	(.03)	(.04)	(.03)

Net realized and unrealized gain (loss)	3.30	(6.75)	1.99	1.47

Total from investment operations	3.28	(6.78)	1.95	1.44

Distributions to shareholders from:

Net investment income	(.15)	(.10)	(.21)	–

Net realized gain	(.16)	(.67)	(.07)	–

Total distributions	(.31)	(.77)	(.28)	–

Net asset value, end of period	$13.53	$10.56	$18.11	$16.44

Total Return(c)	32.08%	(39.12)%	12.09%	9.60	%(d)

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and waived	1.00%	1.00%	1.00%	.97	%(e)

Expenses, including expense reductions and expenses assumed and waived	1.00%	1.00%	1.00%	.41	%(d)

Expenses, excluding expense reductions and expenses assumed and waived	1.55%	1.63%	1.70%	2.91	%(e)

Net investment loss	(.17)%	(.23)%	(.25)%	(.43	)%(e)

Supplemental Data:
Net assets, end of period (000)	$8,451	$5,399	$5,446	$745

Portfolio turnover rate	12.84%	4.73%	49.07%	.00%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Commencement of investment operations and SEC effective date was 6/29/2006 and date shares first became available to the public was 6/30/2006.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.

42

Financial Highlights (continued)

DIVERSIFIED EQUITY STRATEGY FUND

	Class C Shares
	Year Ended 11/30			6/29/2006(a) to 11/30/2006
	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$10.55	$18.11	$16.44	$15.00

Investment operations:

Net investment loss(b)	(.03)	(.03)	(.05)	(.03)

Net realized and unrealized gain (loss)	3.30	(6.75)	2.00	1.47

Total from investment operations	3.27	(6.78)	1.95	1.44

Distributions to shareholders from:

Net investment income	(.16)	(.11)	(.21)	–

Net realized gain	(.16)	(.67)	(.07)	–

Total distributions	(.32)	(.78)	(.28)	–

Net asset value, end of period	$13.50	$10.55	$18.11	$16.44

Total Return(c)	32.00%	(39.11)%	12.08%	9.60	%(d)

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and waived	1.00%	1.00%	1.00%	.97	%(e)

Expenses, including expense reductions and expenses assumed and waived	1.00%	1.00%	1.00%	.41	%(d)

Expenses, excluding expense reductions and expenses assumed and waived	1.55%	1.63%	1.70%	2.81	%(e)

Net investment loss	(.23)%	(.23)%	(.28)%	(.45	)%(e)

Supplemental Data:
Net assets, end of period (000)	$33,007	$18,194	$16,992	$1,232

Portfolio turnover rate	12.84%	4.73%	49.07%	.00%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Commencement of investment operations and SEC effective date was 6/29/2006 and date shares first became available to the public was 6/30/2006.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.

43

Financial Highlights (continued)

DIVERSIFIED EQUITY STRATEGY FUND

	Class F Shares
	Year Ended 11/30		9/28/2007(a) to 11/30/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.69	$18.27	$18.53

Investment operations:

Net investment income(b)	.02	.11	.04

Net realized and unrealized gain (loss)	3.38	(6.82)	(.30)

Total from investment operations	3.40	(6.71)	(.26)

Distributions to shareholders from:

Net investment income	(.26)	(.20)	–

Net realized gain	(.16)	(.67)	–

Total distributions	(.42)	(.87)	–

Net asset value, end of period	$13.67	$10.69	$18.27

Total Return(c)	33.27%	(38.58)%	(1.40	)%(d)

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and waived	.10%	.09%	.02	%(d)

Expenses, including expense reductions and expenses assumed and waived	.10%	.09%	.02	%(d)

Expenses, excluding expense reductions and expenses assumed and waived	.64%	.77%	.16	%(d)

Net investment income	.20%	.78%	.21	%(d)

Supplemental Data:
Net assets, end of period (000)	$650	$54	$10

Portfolio turnover rate	12.84%	4.73%	49.07%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

44

Financial Highlights (continued)

DIVERSIFIED EQUITY STRATEGY FUND

	Class I Shares
	Year Ended 11/30			6/29/2006(a) to 11/30/2006
	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$10.75	$18.35	$16.51	$15.00

Investment operations:

Net investment income(b)	.11	.55	.19	.04

Net realized and unrealized gain (loss)	3.32	(7.28)	1.95	1.47

Total from investment operations	3.43	(6.73)	2.14	1.51

Distributions to shareholders from:

Net investment income	(.27)	(.20)	(.23)	–

Net realized gain	(.16)	(.67)	(.07)	–

Total distributions	(.43)	(.87)	(.30)	–

Net asset value, end of period	$13.75	$10.75	$18.35	$16.51

Total Return(c)	33.35%	(38.50)%	13.20%	10.07	%(d)

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and waived	.00%	.00%	.00%	.00	%(e)(f)

Expenses, including expense reductions and expenses assumed and waived	.00%	.00%	.00%	.00	%(d)(e)

Expenses, excluding expense reductions and expenses assumed and waived	.53%	.60%	.67%	2.79	%(f)

Net investment income	.91%	3.55%	1.06%	.64	%(f)

Supplemental Data:
Net assets, end of period (000)	$1,020	$268	$351	$167

Portfolio turnover rate	12.84%	4.73%	49.07%	.00%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Commencement of investment operations and SEC effective date was 6/29/2006 and date shares first became available to the public was 6/30/2006.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Amount is less than .01%.
(f)	Annualized.

See Notes to Financial Statements.

45

Financial Highlights (continued)

DIVERSIFIED EQUITY STRATEGY FUND

	Class P Shares
	Year Ended 11/30			6/30/2006(a) to 11/30/2006
	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$10.72	$18.26	$16.48	$15.00

Investment operations:

Net investment income (loss)(b)	.06	.04	(.02)	–	(c)

Net realized and unrealized gain (loss)	3.33	(6.83)	2.07	1.48

Total from investment operations	3.39	(6.79)	2.05	1.48

Distributions to shareholders from:

Net investment income	(.20)	(.08)	(.20)	–

Net realized gain	(.16)	(.67)	(.07)	–

Total distributions	(.36)	(.75)	(.27)	–

Net asset value, end of period	$13.75	$10.72	$18.26	$16.48

Total Return(d)	32.81%	(38.77)%	12.66%	9.87	%(e)

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and waived	.45%	.45%	.45%	.43	%(f)

Expenses, including expense reductions and expenses assumed and waived	.45%	.45%	.45%	.18	%(e)

Expenses, excluding expense reductions and expenses assumed and waived	1.01%	1.07%	1.08%	13.53	%(f)

Net investment income (loss)	.51%	.25%	(.12)%	(.05	)%(f)

Supplemental Data:
Net assets, end of period (000)	$80	$71	$99	$6

Portfolio turnover rate	12.84%	4.73%	49.07%	.00%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Commencement of investment operations and SEC effective date was 6/29/2006 and date shares first became available to the public was 6/30/2006.
(b)	Calculated using average shares outstanding during the period.
(c)	Amount is less than $.01.
(d)	Total return assumes the reinvestment of all distributions.
(e)	Not annualized.
(f)	Annualized.

See Notes to Financial Statements.

46

Financial Highlights (continued)

DIVERSIFIED EQUITY STRATEGY FUND

	Class R2 Shares
	Year Ended 11/30		9/28/2007(a) to 11/30/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.71	$18.26	$18.53

Investment operations:

Net investment income(b)	.10	.10	.03

Net realized and unrealized gain (loss)	3.33	(6.80)	(.30)

Total from investment operations	3.43	(6.70)	(.27)

Distributions to shareholders from:

Net investment income	(.26)	(.18)	–

Net realized gain	(.16)	(.67)	–

Total distributions	(.42)	(.85)	–

Net asset value, end of period	$13.72	$10.71	$18.26

Total Return(c)	33.42%	(38.47)%	(1.46	)%(d)

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and waived	.00%	.10%	.10	%(d)

Expenses, including expense reductions and expenses assumed and waived	.00%	.10%	.10	%(d)

Expenses, excluding expense reductions and expenses assumed and waived	.51%	.71%	.24	%(d)

Net investment income	.86%	.67%	.15	%(d)

Supplemental Data:
Net assets, end of period (000)	$8	$6	$10

Portfolio turnover rate	12.84%	4.73%	49.07%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

47

Financial Highlights (concluded)

DIVERSIFIED EQUITY STRATEGY FUND

	Class R3 Shares
	Year Ended 11/30		9/28/2007(a) to 11/302007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.66	$18.26	$18.53

Investment operations:

Net investment income(b)	.01	.04	.03

Net realized and unrealized gain (loss)	3.33	(6.78)	(.30)

Total from investment operations	3.34	(6.74)	(.27)

Distributions to shareholders from:

Net investment income	(.22)	(.19)	–

Net realized gain	(.16)	(.67)	–

Total distributions	(.38)	(.86)	–

Net asset value, end of period	$13.62	$10.66	$18.26

Total Return(c)	32.62%	(38.75)%	(1.46	)%(d)

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and waived	.50%	.45%	.08	%(d)

Expenses, including expense reductions and expenses assumed and waived	.50%	.45%	.08	%(d)

Expenses, excluding expense reductions and expenses assumed and waived	1.02%	1.09%	.22	%(d)

Net investment income	.12%	.25%	.17	%(d)

Supplemental Data:
Net assets, end of period (000)	$208	$45	$10

Portfolio turnover rate	12.84%	4.73%	49.07%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

48

Financial Highlights

DIVERSIFIED INCOME STRATEGY FUND

	Class A Shares
	Year Ended 11/30				6/29/2005(a) to 11/30/2005
	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$10.50	$15.49	$15.69	$14.93	$15.00

Investment operations:

Net investment income(b)	.81	.84	.79	.69	.23

Net realized and unrealized gain (loss)	3.14	(4.83)	(.17)	.73	(.11)

Total from investment operations	3.95	(3.99)	.62	1.42	.12

Distributions to shareholders from:

Net investment income	(.81)	(.87)	(.79)	(.66)	(.19)

Net realized gain	(.07)	(.13)	(.03)	–	–

Total distributions	(.88)	(1.00)	(.82)	(.66)	(.19)

Net asset value, end of period	$13.57	$10.50	$15.49	$15.69	$14.93

Total Return(c)	39.35%	(27.14)%	4.00%	9.78%	.83	%(d)

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed, reimbursed and waived	.34%	.35%	.35%	.35%	.34	%(e)

Expenses, including expense reductions and expenses assumed, reimbursed and waived	.34%	.35%	.35%	.35%	.14	%(d)

Expenses, excluding expense reductions and expenses assumed, reimbursed and waived	.81%	.84%	.79%	.83%	8.13	%(e)

Net investment income	6.75%	6.07%	4.98%	4.56%	5.01	%(e)

Supplemental Data:
Net assets, end of period (000)	$107,807	$53,884	$63,034	$30,867	$6,403

Portfolio turnover rate	4.09%	14.45%	44.63%	.00%	.05%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Commencement of investment operations and SEC effective date was 6/29/2005 and date shares first became available to the public was 7/1/2005.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.

49

Financial Highlights (continued)

DIVERSIFIED INCOME STRATEGY FUND

	Class B Shares
	Year Ended 11/30				6/29/2005(a) to 11/30/2005
	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$10.60	$15.61	$15.78	$14.92	$15.00

Investment operations:

Net investment income(b)	.74	.76	.69	.61	.18

Net realized and unrealized gain (loss)	3.17	(4.86)	(.17)	.72	(.10)

Total from investment operations	3.91	(4.10)	.52	1.33	.08

Distributions to shareholders from:

Net investment income	(.74)	(.78)	(.66)	(.47)	(.16)

Net realized gain	(.07)	(.13)	(.03)	–	–

Total distributions	(.81)	(.91)	(.69)	(.47)	(.16)

Net asset value, end of period	$13.70	$10.60	$15.61	$15.78	$14.92

Total Return(c)	38.39%	(27.55)%	3.33%	9.07%	.55	%(d)

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed, reimbursed and waived	.99%	1.00%	1.00%	1.00%	.96	%(e)

Expenses, including expense reductions and expenses assumed, reimbursed and waived	.99%	1.00%	1.00%	1.00%	.41	%(d)

Expenses, excluding expense reductions and expenses assumed, reimbursed and waived	1.46%	1.49%	1.44%	1.48%	10.03	%(e)

Net investment income	6.10%	5.40%	4.35%	3.98%	4.29	%(e)

Supplemental Data:
Net assets, end of period (000)	$8,846	$4,396	$6,063	$2,974	$326

Portfolio turnover rate	4.09%	14.45%	44.63%	.00%	.05%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Commencement of investment operations and SEC effective date was 6/29/2005 and date shares first became available to the public was 7/1/2005.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.

50

Financial Highlights (continued)

DIVERSIFIED INCOME STRATEGY FUND

	Class C Shares
	Year Ended 11/30				6/29/2005(a) to 11/30/2005
	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$10.61	$15.62	$15.79	$14.91	$15.00

Investment operations:

Net investment income(b)	.74	.76	.69	.60	.18

Net realized and unrealized gain (loss)	3.17	(4.86)	(.17)	.73	(.10)

Total from investment operations	3.91	(4.10)	.52	1.33	.08

Distributions to shareholders from:

Net investment income	(.74)	(.78)	(.66)	(.45)	(.17)

Net realized gain	(.07)	(.13)	(.03)	—	—

Total distributions	(.81)	(.91)	(.69)	(.45)	(.17)

Net asset value, end of period	$13.71	$10.61	$15.62	$15.79	$14.91

Total Return(c)	38.36%	(27.54)%	3.31%	9.05%	.57	%(d)

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed, reimbursed and waived	.99%	1.00%	1.00%	1.00%	.99	%(e)

Expenses, including expense reductions and expenses assumed, reimbursed and waived	.99%	1.00%	1.00%	1.00%	.41	%(d)

Expenses, excluding expense reductions and expenses assumed, reimbursed and waived	1.46%	1.49%	1.44%	1.48%	6.26	%(e)

Net investment income	6.10%	5.42%	4.35%	3.93%	3.88	%(e)

Supplemental Data:
Net assets, end of period (000)	$32,275	$16,527	$20,037	$10,379	$2,525

Portfolio turnover rate	4.09%	14.45%	44.63%	.00%	.05%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Commencement of investment operations and SEC effective date was 6/29/2005 and date shares first became available to the public was 7/1/2005.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.

51

Financial Highlights (continued)

DIVERSIFIED INCOME STRATEGY FUND

	Class F Shares
	Year Ended 11/30		9/28/2007(a) to 11/30/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.50	$15.48	$15.82

Investment operations:

Net investment income(b)	.84	.95	.12

Net realized and unrealized gain (loss)	3.13	(4.89)	(.32)

Total from investment operations	3.97	(3.94)	(.20)

Distributions to shareholders from:

Net investment income	(.84)	(.91)	(.14)

Net realized gain	(.07)	(.13)	–

Total distributions	(.91)	(1.04)	(.14)

Net asset value, end of period	$13.56	$10.50	$15.48

Total Return(c)	39.59%	(26.89)%	(1.28	)%(d)

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed, reimbursed and waived	.09%	.09%	.02	%(d)

Expenses, including expense reductions and expenses assumed, reimbursed and waived	.09%	.09%	.02	%(d)

Expenses, excluding expense reductions and expenses assumed, reimbursed and waived	.54%	.59%	.12	%(d)

Net investment income	6.71%	7.23%	.77	%(d)

Supplemental Data:
Net assets, end of period (000)	$1,071	$104	$10

Portfolio turnover rate	4.09%	14.45%	44.63%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

52

Financial Highlights (continued)

DIVERSIFIED INCOME STRATEGY FUND

	Class I Shares
	Year Ended 11/30				6/29/2005(a) to 11/30/2005
	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$10.47	$15.44	$15.63	$14.95	$15.00

Investment operations:

Net investment income(b)	.85	.88	.82	.85	.15

Net realized and unrealized gain (loss)	3.12	(4.79)	(.15)	.61	.01

Total from investment operations	3.97	(3.91)	.67	1.46	.16

Distributions to shareholders from:

Net investment income	(.85)	(.93)	(.83)	(.78)	(.21)

Net realized gain	(.07)	(.13)	(.03)	–	–

Total distributions	(.92)	(1.06)	(.86)	(.78)	(.21)

Net asset value, end of period	$13.52	$10.47	$15.44	$15.63	$14.95

Total Return(c)	39.75%	(26.82)%	4.35%	10.06%	1.07	%(d)

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and waived	.00%	.00%	.00%	.01%	.01	%†(e)

Expenses, including expense reductions and expenses assumed and waived	.00%	.00%	.00%	.00%	.00	%(d)

Expenses, excluding expense reductions and expenses assumed and waived	.45%	.49%	.44%	.54%	7.31	%†(e)

Net investment income	6.85%	6.36%	5.23%	5.58%	3.88	%†(e)

Supplemental Data:
Net assets, end of period (000)	$269	$69	$101	$39	$1

Portfolio turnover rate	4.09%	14.45%	44.63%	.00%	.05%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
†	The ratios have been determined on a Fund basis.
(a)	Commencement of investment operations and SEC effective date was 6/29/2005 and date shares first became available to the public was 7/1/2005.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.

53

Financial Highlights (continued)

DIVERSIFIED INCOME STRATEGY FUND

	Class P Shares
	Year Ended 11/30				6/29/2005(a) to 11/30/2005
	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$10.58	$15.59	$15.77	$14.96	$15.00

Investment operations:

Net investment income(b)	.81	.83	.75	.73	.15

Net realized and unrealized gain (loss)	3.16	(4.85)	(.13)	.74	(.03)

Total from investment operations	3.97	(4.02)	.62	1.47	.12

Distributions to shareholders from:

Net investment income	(.80)	(.86)	(.77)	(.66)	(.16)

Net realized gain	(.07)	(.13)	(.03)	–	–

Total distributions	(.87)	(.99)	(.80)	(.66)	(.16)

Net asset value, end of period	$13.68	$10.58	$15.59	$15.77	$14.96

Total Return(c)	39.21%	(27.17)%	3.95%	10.07%	.83	%(d)

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed, reimbursed and waived	.42%	.45%	.45%	.45%	.37	%†(e)

Expenses, including expense reductions and expenses assumed, reimbursed and waived	.42%	.45%	.45%	.45%	.14	%(d)

Expenses, excluding expense reductions and expenses assumed, reimbursed and waived	.89%	.94%	.89%	.56%	7.67	%†(e)

Net investment income	6.79%	5.92%	4.72%	4.82%	3.52	%†(e)

Supplemental Data:
Net assets, end of period (000)	$10	$8	$9	$1	$1

Portfolio turnover rate	4.09%	14.45%	44.63%	.00%	.05%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
†	The ratios have been determined on a Fund basis.
(a)	Commencement of investment operations and SEC effective date was 6/29/2005 and date shares first became available to the public was 7/1/2005.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.

54

Financial Highlights (continued)

DIVERSIFIED INCOME STRATEGY FUND

	Class R2 Shares
	Year Ended 11/30		9/28/2007(a) to 11/30/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.56	$15.49	$15.82

Investment operations:

Net investment income(b)	.87	.87	.11

Net realized and unrealized gain (loss)	3.16	(4.83)	(.31)

Total from investment operations	4.03	(3.96)	(.20)

Distributions to shareholders from:

Net investment income	(.78)	(.84)	(.13)

Net realized gain	(.07)	(.13)	–

Total distributions	(.85)	(.97)	(.13)

Net asset value, end of period	$13.74	$10.56	$15.49

Total Return(c)	39.87%	(26.93)%	(1.29	)%(d)

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed, reimbursed and waived	.00%	.11%	.10	%(d)

Expenses, including expense reductions and expenses assumed, reimbursed and waived	.00%	.11%	.10	%(d)

Expenses, excluding expense reductions and expenses assumed, reimbursed and waived	.44%	.61%	.20	%(d)

Net investment income	7.20%	6.29%	.70	%(d)

Supplemental Data:
Net assets, end of period (000)	$10	$7	$10

Portfolio turnover rate	4.09%	14.45%	44.63%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

55

Financial Highlights (concluded)

DIVERSIFIED INCOME STRATEGY FUND

	Class R3 Shares
	Year Ended 11/30		9/28/2007(a) to 11/30/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.51	$15.49	$15.82

Investment operations:

Net investment income(b)	.80	.79	.11

Net realized and unrealized gain (loss)	3.13	(4.79)	(.31)

Total from investment operations	3.93	(4.00)	(.20)

Distributions to shareholders from:

Net investment income	(.80)	(.85)	(.13)

Net realized gain	(.07)	(.13)	—

Total distributions	(.87)	(.98)	(.13)

Net asset value, end of period	$13.57	$10.51	$15.49

Total Return(c)	39.01%	(27.19)%	(1.28	)%(d)

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed, reimbursed and waived	.50%	.46%	.09	%(d)

Expenses, including expense reductions and expenses assumed, reimbursed and waived	.50%	.46%	.09	%(d)

Expenses, excluding expense reductions and expenses assumed, reimbursed and waived	.98%	.96%	.19	%(d)

Net investment income	6.82%	5.89%	.72	%(d)

Supplemental Data:
Net assets, end of period (000)	$107	$108	$10

Portfolio turnover rate	4.09%	14.45%	44.63%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

56

Financial Highlights

GROWTH & INCOME STRATEGY FUND

	Class A Shares
	Year Ended 11/30				6/29/2005(a) to 11/30/2005
	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$10.97	$18.71	$17.38	$15.62	$15.00

Investment operations:

Net investment income(b)	.36	.41	.29	.16	.05

Net realized and unrealized gain (loss)	3.44	(6.64)	1.51	1.80	.62

Total from investment operations	3.80	(6.23)	1.80	1.96	.67

Distributions to shareholders from:

Net investment income	(.69)	(.43)	(.43)	(.20)	(.05)

Net realized gain	(.21)	(1.08)	(.04)	–	–

Total distributions	(.90)	(1.51)	(.47)	(.20)	(.05)

Net asset value, end of period	$13.87	$10.97	$18.71	$17.38	$15.62

Total Return(c)	37.35%	(36.06)%	10.56%	12.68%	4.48	%(d)

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and waived	.35%	.35%	.35%	.35%	.33	%(e)

Expenses, including expense reductions and expenses assumed and waived	.35%	.35%	.35%	.35%	.14	%(d)

Expenses, excluding expense reductions and expenses assumed and waived	.76%	.74%	.72%	.71%	2.58	%(e)

Net investment income	3.06%	2.65%	1.60%	.98%	1.17	%(e)

Supplemental Data:
Net assets, end of period (000)	$336,387	$217,985	$282,545	$162,563	$26,193

Portfolio turnover rate	6.64%	11.95%	58.38%	.00%	.06%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Commencement of investment operations and SEC effective date was 6/29/2005 and date shares first became available to the public was 7/1/2005.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.

57

Financial Highlights (continued)

GROWTH & INCOME STRATEGY FUND

	Class B Shares
	Year Ended 11/30				6/29/2005(a) to 11/30/2005
	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$10.90	$18.61	$17.30	$15.59	$15.00

Investment operations:

Net investment income(b)	.28	.30	.17	.05	.01

Net realized and unrealized gain (loss)	3.43	(6.61)	1.51	1.80	.62

Total from investment operations	3.71	(6.31)	1.68	1.85	.63

Distributions to shareholders from:

Net investment income	(.62)	(.32)	(.33)	(.14)	(.04)

Net realized gain	(.21)	(1.08)	(.04)	–	–

Total distributions	(.83)	(1.40)	(.37)	(.14)	(.04)

Net asset value, end of period	$13.78	$10.90	$18.61	$17.30	$15.59

Total Return(c)	36.49%	(36.52)%	9.85%	11.92%	4.24	%(d)

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and waived	1.00%	1.00%	1.00%	1.00%	.97	%(e)

Expenses, including expense reductions and expenses assumed and waived	1.00%	1.00%	1.00%	1.00%	.41	%(d)

Expenses, excluding expense reductions and expenses assumed and waived	1.41%	1.39%	1.37%	1.35%	2.92	%(e)

Net investment income	2.40%	2.00%	.96%	.31%	.53	%(e)

Supplemental Data:
Net assets, end of period (000)	$31,299	$19,549	$25,246	$15,132	$2,386

Portfolio turnover rate	6.64%	11.95%	58.38%	.00%	.06%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Commencement of investment operations and SEC effective date was 6/29/2005 and date shares first became available to the public was 7/1/2005.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.

58

Financial Highlights (continued)

GROWTH & INCOME STRATEGY FUND

	Class C Shares
	Year Ended 11/30				6/29/2005(a) to 11/30/2005
	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$10.90	$18.61	$17.31	$15.59	$15.00

Investment operations:

Net investment income(b)	.28	.31	.17	.06	.01

Net realized and unrealized gain (loss)	3.43	(6.62)	1.50	1.80	.62

Total from investment operations	3.71	(6.31)	1.67	1.86	.63

Distributions to shareholders from:

Net investment income	(.62)	(.32)	(.33)	(.14)	(.04)

Net realized gain	(.21)	(1.08)	(.04)	–	–

Total distributions	(.83)	(1.40)	(.37)	(.14)	(.04)

Net asset value, end of period	$13.78	$10.90	$18.61	$17.31	$15.59

Total Return(c)	36.59%	(36.53)%	9.81%	12.02%	4.23	%(d)

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and waived	1.00%	1.00%	1.00%	1.00%	.97	%(e)

Expenses, including expense reductions and expenses assumed and waived	1.00%	1.00%	1.00%	1.00%	.41	%(d)

Expenses, excluding expense reductions and expenses assumed and waived	1.41%	1.39%	1.37%	1.36%	2.81	%(e)

Net investment income	2.42%	2.00%	.92%	.34%	.52	%(e)

Supplemental Data:
Net assets, end of period (000)	$83,366	$56,468	$77,376	$42,048	$7,017

Portfolio turnover rate	6.64%	11.95%	58.38%	.00%	.06%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Commencement of investment operations and SEC effective date was 6/29/2005 and date shares first became available to the public was 7/1/2005.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.

59

Financial Highlights (continued)

GROWTH & INCOME STRATEGY FUND

	Class F Shares
	Year Ended 11/30		9/28/2007(a) to 11/30/2007

	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.97	$18.72	$19.00

Investment operations:

Net investment income(b)	.34	.44	.08

Net realized and unrealized gain (loss)	3.48	(6.65)	(.36)

Total from investment operations	3.82	(6.21)	(.28)

Distributions to shareholders from:

Net investment income	(.72)	(.46)	–

Net realized gain	(.21)	(1.08)	–

Total distributions	(.93)	(1.54)	–

Net asset value, end of period	$13.86	$10.97	$18.72

Total Return(c)	37.61%	(35.94)%	(1.47	)%(d)

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and waived	.10%	.10%	.03	%(d)

Expenses, including expense reductions and expenses assumed and waived	.10%	.10%	.02	%(d)

Expenses, excluding expense reductions and expenses assumed and waived	.49%	.51%	.10	%(d)

Net investment income	2.77%	3.09%	.44	%(d)

Supplemental Data:
Net assets, end of period (000)	$751	$58	$10

Portfolio turnover rate	6.64%	11.95%	58.38%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

60

Financial Highlights (continued)

GROWTH & INCOME STRATEGY FUND

	Class I Shares
	Year Ended 11/30				6/29/2005(a) to 11/30/2005
	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$11.00	$18.77	$17.43	$15.64	$15.00

Investment operations:

Net investment income(b)	.41	.45	.38	.34	.07

Net realized and unrealized gain (loss)	3.44	(6.66)	1.49	1.69	.62

Total from investment operations	3.85	(6.21)	1.87	2.03	.69

Distributions to shareholders from:

Net investment income	(.73)	(.48)	(.49)	(.24)	(.05)

Net realized gain	(.21)	(1.08)	(.04)	–	–

Total distributions	(.94)	(1.56)	(.53)	(.24)	(.05)

Net asset value, end of period	$13.91	$11.00	$18.77	$17.43	$15.64

Total Return(c)	37.83%	(35.88)%	10.94%	13.09%	4.63	%(d)

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and waived	.00%	.00%	.00%	.00%	.01	%†(e)(f)

Expenses, including expense reductions and expenses assumed and waived	.00%	.00%	.00%	.00%	.00	%(d)(e)

Expenses, excluding expense reductions and expenses assumed and waived	.41%	.38%	.37%	.34%	2.15	%†(f)

Net investment income	3.50%	2.85%	2.07%	2.08%	1.15	%†(f)

Supplemental Data:
Net assets, end of period (000)	$490	$230	$1,385	$1,068	$778

Portfolio turnover rate	6.64%	11.95%	58.38%	.00%	.06%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
†	The ratios have been determined on a Fund basis.
(a)	Commencement of investment operations and SEC effective date was 6/29/2005 and date shares first became available to the public was 7/1/2005.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Amount is less than .01%.
(f)	Annualized.

See Notes to Financial Statements.

61

Financial Highlights (continued)

GROWTH & INCOME STRATEGY FUND

	Class P Shares
	Year Ended 11/30				6/29/2005(a) to 11/30/2005
	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$10.99	$18.74	$17.41	$15.63	$15.00

Investment operations:

Net investment income(b)	.46	.40	.29	.10	.05

Net realized and unrealized gain (loss)	3.34	(6.66)	1.50	1.88	.62

Total from investment operations	3.80	(6.26)	1.79	1.98	.67

Distributions to shareholders from:

Net investment income	(.68)	(.41)	(.42)	(.20)	(.04)

Net realized gain	(.21)	(1.08)	(.04)	–	–

Total distributions	(.89)	(1.49)	(.46)	(.20)	(.04)

Net asset value, end of period	$13.90	$10.99	$18.74	$17.41	$15.63

Total Return(c)	37.20%	(36.13)%	10.44%	12.74%	4.48	%(d)

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and waived	.44%	.44%	.45%	.42%	.37	%†(e)

Expenses, including expense reductions and expenses assumed and waived	.44%	.44%	.45%	.42%	.13	%(d)

Expenses, excluding expense reductions and expenses assumed and waived	.89%	.83%	.82%	.84%	2.51	%†(e)

Net investment income	4.34%	2.62%	1.62%	.59%	.79	%†(e)

Supplemental Data:
Net assets, end of period (000)	$2	$21	$33	$27	$1

Portfolio turnover rate	6.64%	11.95%	58.38%	.00%	.06%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
†	The ratios have been determined on a Fund basis.
(a)	Commencement of investment operations and SEC effective date was 6/29/2005 and date shares first became available to the public was 7/1/2005.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.

62

Financial Highlights (continued)

GROWTH & INCOME STRATEGY FUND

	Class R2 Shares
	Year Ended 11/30		9/28/2007(a) to 11/30/2007

	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$11.02	$18.70	$19.00

Investment operations:

Net investment income(b)	.44	.45	.07

Net realized and unrealized gain (loss)	3.44	(6.67)	(.37)

Total from investment operations	3.88	(6.22)	(.30)

Distributions to shareholders from:

Net investment income	(.66)	(.38)	–

Net realized gain	(.21)	(1.08)	–

Total distributions	(.87)	(1.46)	–

Net asset value, end of period	$14.03	$11.02	$18.70

Total Return(c)	37.89%	(35.91)%	(1.58	)%(d)

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and waived	.08%	.11%	.10	%(d)

Expenses, including expense reductions and expenses assumed and waived	.08%	.11%	.10	%(d)

Expenses, excluding expense reductions and expenses assumed and waived	.47%	.49%	.17	%(d)

Net investment income	3.62%	2.92%	.37	%(d)

Supplemental Data:
Net assets, end of period (000)	$41	$6	$10

Portfolio turnover rate	6.64%	11.95%	58.38%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

63

Financial Highlights (concluded)

GROWTH & INCOME STRATEGY FUND

	Class R3 Shares
	Year Ended 11/30		9/28/2007(a) to 11/30/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.95	$18.71	$19.00

Investment operations:

Net investment income(b)	.32	.36	.07

Net realized and unrealized gain (loss)	3.46	(6.62)	(.36)

Total from investment operations	3.78	(6.26)	(.29)

Distributions to shareholders from:

Net investment income	(.68)	(.42)	–

Net realized gain	(.21)	(1.08)	–

Total distributions	(.89)	(1.50)	–

Net asset value, end of period	$13.84	$10.95	$18.71

Total Return(c)	37.16%	(36.21)%	(1.53	)%(d)

Ratios to Average Net Assets:*

Expenses, excluding expense reductions and including expenses assumed and waived	.50%	.48%	.09	%(d)

Expenses, including expense reductions and expenses assumed and waived	.50%	.48%	.08	%(d)

Expenses, excluding expense reductions and expenses assumed and waived	.90%	.89%	.16	%(d)

Net investment income	2.69%	2.47%	.38	%(d)

Supplemental Data:
Net assets, end of period (000)	$439	$165	$10

Portfolio turnover rate	6.64%	11.95%	58.38%
*	Does not include expenses of the Underlying Funds in which the Fund invests.
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

64

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Investment Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was organized as a Delaware statutory trust on August 16, 1993. The Trust consists of eleven funds. This report covers the following four funds (separately, a “Fund” and collectively, the “Funds”) and their respective classes: Lord Abbett Balanced Strategy Fund (“Balanced Strategy Fund”), Lord Abbett Diversified Equity Strategy Fund (“Diversified Equity Strategy Fund”), Lord Abbett Diversified Income Strategy Fund (“Diversified Income Strategy Fund”), and Lord Abbett Growth & Income Strategy Fund (“Growth & Income Strategy Fund”), Class A, B, C, F, I, P, R2 and R3 shares. The Funds’ Class P shares are closed to substantially all new retirement and benefit plans and fee-based programs, with certain exceptions as set forth in the Funds’ prospectuses. Effective March 31, 2010, each of the Funds of the Trust will no longer offer Class B shares.

Balanced Strategy Fund’s investment objective is to seek current income and capital growth. Diversified Equity Strategy Fund’s investment objective is to seek capital appreciation. Diversified Income Strategy Fund’s investment objective is to seek a high level of current income. Growth & Income Strategy Fund’s investment objective is to seek long-term capital appreciation and growth of income. The Funds invest in other mutual funds (“Underlying Funds”) managed by Lord, Abbett & Co. LLC (“Lord Abbett”).

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge (“CDSC”) for certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Investments in the Underlying Funds are valued at their NAV each business day at the close of regular trading on the New York Stock Exchange LLC, normally 4:00 p.m. Eastern time. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are

65

Notes to Financial Statements (continued)

calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income and capital gain distributions are recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for the fiscal years ended November 30, 2006 through November 30, 2009. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Trust on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(g)

Fair Value Measurements–In accordance with Financial Accounting Standards Board, Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures (formerly SFAS 157), fair value is defined as the price that each Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability.

66

Notes to Financial Statements (continued)

Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 – quoted prices in active markets for identical investments;
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2009 in valuing each Fund’s investments carried at value:

	Balanced Strategy Fund				Diversified Equity Strategy Fund
Investment Type	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Underlying Funds	$1,249,697	$–	$–	$1,249,697	$128,002	$–	$–	$128,002
Repurchase Agreement	–	929	–	929	–	216	–	216
Total	$1,249,697	$929	$–	$1,250,626	$128,002	$216	$–	$128,218

	Diversified Income Strategy Fund				Growth & Income Strategy Fund
Investment Type	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Underlying Funds	$149,331	$–	$–	$149,331	$452,109	$–	$–	$452,109
Repurchase Agreement	–	1,011	–	1,011	–	491	–	491
Total	$149,331	$1,011	$–	$150,342	$452,109	$491	$–	$452,600

3.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

67

Notes to Financial Statements (continued)

The management fee is based on each Fund’s average daily net assets at the following annual rates:

	Management Fee	Contractual Waiver(1)
Balanced Strategy Fund	.10%	.10%
Diversified Equity Strategy Fund	.10%	.10%
Diversified Income Strategy Fund	.10%	.10%
Growth & Income Strategy Fund	.10%	.10%
(1)

For the fiscal year ended November 30, 2009, Lord Abbett contractually agreed to waive all of its management fees for the Funds. Lord Abbett has contractually agreed to continue this management fee waiver through March 31, 2010.

For the period December 1, 2008 through March 31, 2009, Lord Abbett contractually agreed to reimburse the Balanced Strategy Fund to the extent necessary so that each class’ total annual operating expenses did not exceed the rates below. Effective April 1, 2009, Lord Abbett voluntarily agreed to reimburse Balanced Strategy Fund to the extent necessary so that each class’ total annual operating expenses do not exceed the following annualized rates:

Class	% of Average Net Assets
A	1.10%
B	1.75%
C	1.75%
F	.85%
I	.75%
P	1.20%
R2	1.35%
R3	1.25%

Lord Abbett may discontinue the voluntary reimbursement or change the level of its voluntary reimbursement at any time.

For the period December 1, 2008 through March 31, 2009, Lord Abbett contractually agreed to reimburse the Diversified Equity Strategy Fund to the extent necessary so that each class’ total annual operating expenses did not exceed the rates below. Effective April 1, 2009, Lord Abbett voluntarily agreed to reimburse Diversified Equity Strategy Fund to the extent necessary so that each class’ total annual operating expenses do not exceed the following annualized rates:

Class	% of Average Net Assets
A	1.50%
B	2.15%
C	2.15%
F	1.25%
I	1.15%
P	1.60%
R2	1.75%
R3	1.65%

Lord Abbett may discontinue the voluntary reimbursement or change the level of its voluntary reimbursement at any time.

For the period December 1, 2008 through March 31, 2009, Lord Abbett contractually agreed to reimburse the Diversified Income Strategy Fund to the extent necessary so that each class’ total annual operating expenses did not exceed the rates below. Effective April 1, 2009, Lord Abbett

68

Notes to Financial Statements (continued)

voluntarily agreed to reimburse Diversified Income Strategy Fund to the extent necessary so that each class’ total annual operating expenses do not exceed the following annualized rates:

Class	% of Average Net Assets
A	1.20%
B	1.85%
C	1.85%
F	.95%
I	.85%
P	1.30%
R2	1.45%
R3	1.35%

Lord Abbett may discontinue the voluntary reimbursement or change the level of its voluntary reimbursement at any time.

For the period December 1, 2008 through March 31, 2009, Lord Abbett contractually agreed to reimburse the Growth & Income Strategy Fund to the extent necessary so that each class’ total annual operating expenses did not exceed the rates below. Effective April 1, 2009, Lord Abbett voluntarily agreed to reimburse Growth & Income Strategy Fund to the extent necessary so that each class’ total annual operating expenses do not exceed the following annualized rates:

Class	% of Average Net Assets
A	1.50%
B	2.15%
C	2.15%
F	1.25%
I	1.15%
P	1.60%
R2	1.75%
R3	1.65%

Lord Abbett may discontinue the voluntary reimbursement or change the level of its voluntary reimbursement at any time.

The Funds have each entered into a Servicing Arrangement with the Underlying Funds in which they each invest, pursuant to which each Underlying Fund will pay a portion of the expenses (excluding management fees and distribution and service fees) of the Funds in proportion to the average daily value of Underlying Fund shares owned by each of the Funds. The expenses assumed by the Underlying Funds are reflected in Expenses assumed by Underlying Funds on each Fund’s Statement of Operations and Receivables from affiliates on each Fund’s Statement of Assets and Liabilities.

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon each Fund’s average daily net assets as follows:

Fees*	Class A	Class B	Class C	Class F	Class P	Class R2	Class R3
Service	.25%	.25%	.25%	–	.25%	.25%	.25%
Distribution	.10%	.75%	.75%	.10%	.20%	.35%	.25%
*	The Funds may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.

69

Notes to Financial Statements (continued)

Class I does not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended November 30, 2009:

	Distributor Commissions	Dealers’ Concessions
Balanced Strategy Fund	$917,517	$5,000,792
Diversified Equity Strategy Fund	136,209	758,916
Diversified Income Strategy Fund	239,914	1,298,369
Growth & Income Strategy Fund	452,916	2,476,242

Distributor received the following amount of CDSCs for the fiscal year ended November 30, 2009:

	Class A	Class C
Balanced Strategy Fund	$15,641	$21,071
Diversified Equity Strategy Fund	140	7,476
Diversified Income Strategy Fund	118	6,740
Growth & Income Strategy Fund	89	8,595

Two Trustees and certain of the Trust’s officers have an interest in Lord Abbett.

4.    DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid monthly for Balanced Strategy Fund and Diversified Income Strategy Fund; declared and paid quarterly for Growth & Income Strategy Fund; and declared and paid annually for Diversified Equity Strategy Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

Distributions were declared on December 16, 2009, and paid on December 23, 2009 to shareholders of record on December 22, 2009. The approximate amounts were as follows:

Net Investment Income
Balanced Strategy Fund	$5,607,000
Diversified Equity Strategy Fund	103,000
Diversified Income Strategy Fund	251,000

70

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended November 30, 2009 and 2008 was as follows:

	Balanced Strategy Fund		Diversified Equity Strategy Fund
	11/30/2009	11/30/2008	11/30/2009	11/30/2008
Distributions paid from:
Ordinary income	$44,320,938	$74,492,052	$1,799,582	$975,764
Net long-term capital gains	6,478,549	55,744,966	1,361,957	2,066,780
Total distributions paid	$50,799,487	$130,237,018	$3,161,539	$3,042,544

	Diversified Income Strategy Fund		Growth & Income Strategy Fund
	11/30/2009	11/30/2008	11/30/2009	11/30/2008
Distributions paid from:
Ordinary income	$7,059,641	$5,800,255	$19,276,420	$16,212,592
Net long-term capital gains	536,622	487,131	5,836,183	16,553,942
Total distributions paid	$7,596,263	$6,287,386	$25,112,603	$32,766,534

As of November 30, 2009, the components of accumulated losses on a tax-basis were as follows:

	Balanced Strategy Fund	Diversified Equity Strategy Fund
Undistributed ordinary income – net	$577,295	$–
Total undistributed earnings	$577,295	$–
Capital loss carryforwards*	(34,681,046)	(5,748,638)
Temporary differences	(123,539)	(3,506)
Unrealized losses – net	(133,306,696)	(7,314,031)
Total accumulated losses – net	$(167,533,986)	$(13,066,175)

	Diversified Income Strategy Fund	Growth & Income Strategy Fund
Undistributed ordinary income – net	$108,965	$–
Total undistributed earnings	$108,965	$–
Capital loss carryforwards*	(769,805)	(5,627,890)
Temporary differences	(5,341)	(20,672)
Unrealized losses – net	(5,733,397)	(65,468,773)
Total accumulated losses – net	$(6,399,578)	$(71,117,335)
*	As of November 30, 2009, the capital loss carryforwards, along with the related expiration dates, were as follows:

	2016	2017	Total
Balanced Strategy Fund	$–	$34,681,046	$34,681,046
Diversified Equity Strategy Fund	–	5,748,638	5,748,638
Diversified Income Strategy Fund	140,464	629,341	769,805
Growth & Income Strategy Fund	–	5,627,890	5,627,890

As of November 30, 2009, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Funds	Tax Cost	Gross Unrealized Gain	Gross Unrealized Loss	Net Unrealized Loss
Balanced Strategy Fund	$1,383,932,497	$4,173,884	$(137,480,580)	$(133,306,696)
Diversified Equity Strategy Fund	135,532,023	553,177	(7,867,208)	(7,314,031)
Diversified Income Strategy Fund	156,075,814	1,144,304	(6,877,701)	(5,733,397)
Growth & Income Strategy Fund	518,068,675	46,299	(65,515,072)	(65,468,773)

71

Notes to Financial Statements (continued)

The difference between book-basis and tax-basis unrealized losses is attributable to the tax treatment of certain distributions received and wash sales.

Permanent items identified during the fiscal year ended November 30, 2009 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Undistributed/ (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
Balanced Strategy Fund	$(331,379)	$331,379	$–
Diversified Equity Strategy Fund	243,069	19,628	(262,697)
Diversified Income Strategy Fund	(3,181)	3,181	–
Growth & Income Strategy Fund	20,035	33,868	(53,903)

The permanent differences are primarily attributable to the tax treatment of certain distributions received and paid.

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended November 30, 2009 were as follows:

	Purchases	Sales
Balanced Strategy Fund	$250,819,952	$231,660,643
Diversified Equity Strategy Fund	28,069,180	12,944,890
Diversified Income Strategy Fund	51,429,404	4,394,306
Growth & Income Strategy Fund	78,040,083	23,839,657

There were no purchases or sales of U.S. Government securities for the fiscal year ended November 30, 2009.

6.    TRUSTEES’ REMUNERATION

The Trust’s officers and the two Trustees who are associated with Lord Abbett do not receive any compensation from the Trust for serving in such capacities. Outside Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Trustees under which outside Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts have been invested in the funds. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statement of Operations and in Trustees’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.    EXPENSE REDUCTIONS

The Trust has entered into arrangements with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

72

Notes to Financial Statements (continued)

8.    TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which a Fund has ownership of at least 5% of the outstanding voting securities of the underlying issuer at any point during the fiscal year or any company which is under common ownership or control. The Balanced Strategy Fund, Diversified Equity Strategy Fund, Diversified Income Strategy Fund and Growth & Income Strategy Fund had the following transactions with affiliated issuers during the fiscal year ended November 30, 2009:

Balanced Strategy Fund

Affiliated Issuer	Balance of Shares Held at 11/30/2008	Gross Additions	Gross Sales	Balance of Shares Held at 11/30/2009	Value at 11/30/2009	Net Realized Loss 12/1/2008 to 11/30/2009	Dividend Income 12/1/2008 to 11/30/2009
Lord Abbett Affiliated Fund, Inc.–Class I	27,816,577	5,841,181	(8,704,904)	24,952,854	$253,271,467	$(14,248,606)	$2,074,641
Lord Abbett Bond Debenture Fund, Inc. –Class I	24,142,950	3,102,511	(3,337,878)	23,907,583	171,417,373	(4,436,406)	12,425,629
Lord Abbett Research Fund, Inc.–Capital Structure Fund (formerly, America’s Value Fund)–Class I	17,344,707	6,010,722	(1,106,318)	22,249,111	231,613,246	(6,436,239)	7,602,116
Lord Abbett Research Fund, Inc.–Classic Stock Fund (formerly, Large Cap Core Fund)–Class I	4,864,338	271,318	–	5,135,656	133,013,494	–	1,519,619
Lord Abbett Investment Trust–Floating Rate Fund–Class I	2,789,496	178,918	(307,103)	2,661,311	24,138,093	(664,278)	1,524,455
Lord Abbett Investment Trust–High Yield Fund–Class I	27,172,683	3,046,699	(4,461,080)	25,758,302	186,747,691	(11,260,914)	16,557,191
Lord Abbett Securities Trust–International Core Equity Fund–Class I	6,119,049	1,194,243	(684,745)	6,628,547	77,620,284	(3,021,442)	1,676,620

73

Notes to Financial Statements (continued)

Affiliated Issuer	Balance of Shares Held at 11/30/2008	Gross Additions	Gross Sales	Balance of Shares Held at 11/30/2009	Value at 11/30/2009	Net Realized Loss 12/1/2008 to 11/30/2009	Dividend Income 12/1/2008 to 11/30/2009
Lord Abbett Securities Trust–International Dividend Income Fund–Class I	6,988,620	13,231,953	–	20,220,573	$171,874,872	$–	$3,212,624
Lord Abbett Investment Trust–Total Return Fund–Class I	8,146,380	387,941	(8,534,321)	–	–	(1,241,356)	2,074,182
Total					$1,249,696,520	$(41,309,241)	$48,667,077

Diversified Equity Strategy Fund

Affiliated Issuer	Balance of Shares Held at 11/30/2008	Gross Additions	Gross Sales	Balance of Shares Held at 11/30/2009	Value at 11/30/2009	Net Realized Loss 12/1/2008 to 11/30/2009		Dividend Income 12/1/2008 to 11/30/2009
Lord Abbett Affiliated Fund, Inc.–Class I	1,622,025	445,616	(167,821)	1,899,820	$19,283,174	$(1,341,614)		$120,751
Lord Abbett Research Fund, Inc.–Classic Stock Fund (formerly, Large Cap Core Fund)–Class I	805,273	299,731	(114,343)	990,661	25,658,133	(1,262,345)		261,415
Lord Abbett Developing Growth Fund, Inc.–Class I	421,831	70,695	(74,362)	418,164	6,351,911	(703,857)		–
Lord Abbett Securities Trust–Fundamental Equity Fund (formerly, All Value Fund)–Class I	1,048,728	301,128	(134,102)	1,215,754	12,814,047	(692,834)		44,756
Lord Abbett Research Fund, Inc.–Growth Opportunities Fund–Class I	636,793	205,148	(124,234)	717,707	12,825,420	(778,265	)(a)	–
Lord Abbett Securities Trust–International Core Equity Fund–Class I	1,175,455	337,779	(210,478)	1,302,756	15,255,268	(1,347,578)		331,335
Lord Abbett Securities Trust–International Opportunities Fund–Class I	936,647	165,581	(189,995)	912,233	10,244,378	(1,852,244)		106,089
Lord Abbett Stock Appreciation Fund (formerly, Large Cap Growth Fund)–Class I	2,048,178	902,743	(389,696)	2,561,225	12,806,125	(691,644)		–
Lord Abbett Securities Trust–Value Opportunities Fund–Class I	948,856	229,566	(128,749)	1,049,673	12,764,025	(485,822)		–
Total					$128,002,481	$(9,156,203)		$864,346

74

Notes to Financial Statements (continued)

Diversified Income Strategy Fund

Affiliated Issuer	Balance of Shares Held at 11/30/2008	Gross Additions	Gross Sales	Balance of Shares Held at 11/30/2009	Value at 11/30/2009	Net Realized Loss 12/1/2008 to 11/30/2009	Dividend Income 12/1/2008 to 11/30/2009
Lord Abbett Affiliated Fund, Inc.–Class I	237,236	175,970	(43,128)	370,078	$3,756,296	$(233,787)	$18,416
Lord Abbett Bond Debenture Fund, Inc.–Class I	1,749,385	1,057,706	(7,143)	2,799,948	20,075,628	(17,357)	1,170,165
Lord Abbett Research Fund, Inc.–Capital Structure Fund (formerly, America’s Value Fund)–Class I	2,359,897	1,567,137	(60,773)	3,866,261	40,247,775	(169,562)	1,189,678
Lord Abbett Investment Trust–Floating Rate Fund–Class I	190,315	154,276	(5,161)	339,430	3,078,629	(11,613)	141,393
Lord Abbett Investment Trust–High Yield Fund–Class I	5,624,387	3,019,358	(400,553)	8,243,192	59,763,145	(916,302)	4,366,987
Lord Abbett Securities Trust–International Dividend Income Fund–Class I	645,246	310,257	(76,813)	878,690	7,468,861	(204,462)	207,720
Lord Abbett Investment Trust–Total Return Fund–Class I	797,303	605,673	(49,579)	1,353,397	14,941,502	(19,076)	516,690
Total					$149,331,836	$(1,572,159)	$7,611,049

Growth & Income Strategy Fund

Affiliated Issuer	Balance of Shares Held at 11/30/2008	Gross Additions	Gross Sales	Balance of Shares Held at 11/30/2009	Value at 11/30/2009	Net Realized Gain (Loss) 12/1/2008 to 11/30/2009	Dividend Income 12/1/2008 to 11/30/2009
Lord Abbett Affiliated Fund, Inc.–Class I	3,527,067	1,044,809	(138,901)	4,432,975	$44,994,697	$(1,091,493)	$263,969
Lord Abbett Research Fund, Inc.–Capital Structure Fund (formerly, America’s Value Fund)–Class I	2,873,329	718,607	(129,078)	3,462,858	36,048,355	(740,426)	1,207,929
Lord Abbett Research Fund, Inc.–Classic Stock Fund (formerly, Large Cap Core Fund)–Class I	2,171,984	475,760	(26,971)	2,620,773	67,878,025	(252,862)	678,214
Lord Abbett Investment Trust–Floating Rate Fund–Class I	838,092	248,258	(89,978)	996,372	9,037,097	(191,458)	480,516

75

Notes to Financial Statements (continued)

Affiliated Issuer	Balance of Shares Held at 11/30/2008	Gross Additions	Gross Sales	Balance of Shares Held at 11/30/2009	Value at 11/30/2009	Net Realized Gain (Loss) 12/1/2008 to 11/30/2009	Dividend Income 12/1/2008 to 11/30/2009
Lord Abbett Securities Trust–Fundamental Equity Fund (formerly, All Value Fund)–Class I	3,673,723	683,156	(22,356)	4,334,523	$45,685,873	$(109,676)	$159,819
Lord Abbett Research Fund, Inc.–Growth Opportunities Fund–Class I	527,879	498,154	–	1,026,033	18,335,219	293,448 (b)	–
Lord Abbett Investment Trust–High Yield Fund–Class I	11,132,247	3,735,329	(3,229,845)	11,637,731	84,373,552	(6,737,577)	7,099,411
Lord Abbett Securities Trust–International Core Equity Fund–Class I	5,106,312	748,874	(121,542)	5,733,644	67,140,966	(223,752)	1,399,129
Lord Abbett Securities Trust–International Dividend Income Fund–Class I	2,141,422	484,462	–	2,625,884	22,320,014	–	674,786
Lord Abbett Securities Trust–International Opportunities Fund–Class I	1,873,035	185,194	–	2,058,229	23,113,913	–	239,364
Lord Abbett Stock Appreciation Fund (formerly, Large Cap Growth Fund)–Class I	1,796,956	403,325	–	2,200,281	11,001,406	–	–
Lord Abbett Securities Trust–Value Opportunities Fund–Class I	1,645,294	178,670	–	1,823,964	22,179,403	–	–
Total					$452,108,520	$(9,053,796)	$12,203,137
(a)	Includes $365,201 of distributed capital gains.
(b)	Amount represents distributed capital gains.

9.    CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

10.    INVESTMENT RISKS

The Funds’ investments are each concentrated in the Underlying Funds and, as a result, a Fund’s performance is directly related to the Underlying Fund’s performance. Each Fund’s ability to meet its investment objective depends on the ability of the Underlying Funds to achieve their investment objectives and on each Fund’s particular allocation of assets among the Underlying Funds and the

76

Notes to Financial Statements (continued)

asset classes they represent. Consequently, a Fund is subject to the particular risks of the Underlying Funds in the proportion in which the Fund invests in them. The value of the Underlying Funds’ investments and the net asset values of the shares of both the Funds and their Underlying Funds will fluctuate in response to various market and economic factors related to the equity and fixed income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest.

Balanced Strategy Fund, Diversified Income Strategy Fund, and Growth & Income Strategy Fund are subject to the general risks and considerations associated with investing in fixed income securities. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when rates fall, such prices tend to rise. Longer-term securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal or interest to an Underlying Fund, a risk that is greater with high yield bonds in which one or more of the Underlying Funds may invest. Some issuers, particularly of high yield bonds (sometimes called “junk bonds”), may default as to principal and/or interest payments after an Underlying Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Underlying Fund. High yield bonds are subject to greater price fluctuations, as well as additional risks.

Each Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Underlying Funds invest. If an Underlying Fund’s assessment of market conditions or companies held in the Underlying Fund is wrong, a Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Because the Diversified Income Strategy Fund will be more heavily invested in fixed income funds than equity funds, it will be more affected by the risks associated with debt securities. Similarly, since the Diversified Equity Strategy Fund will be invested entirely in equity funds and the Growth & Income Strategy Fund will be more heavily invested in equity funds than fixed income funds, they will be more affected by the risks associated with stocks and other equity investments. Given the Balanced Strategy Fund’s more balanced allocation among fixed income funds and equity funds, it will be affected by risks associated with both equity and fixed income investments.

These factors can affect each Fund’s performance.

77

Notes to Financial Statements (continued)

11.    SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

BALANCED STRATEGY FUND
	Year Ended November 30, 2009		Year Ended November 30, 2008
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	28,854,273	$237,539,375	23,899,617	$240,003,174
Converted from Class B*	767,374	6,270,543	318,551	3,246,557
Reinvestment of distributions	5,011,834	39,382,840	8,994,546	98,975,162
Shares reacquired	(32,519,441)	(265,997,772)	(27,242,008)	(266,113,732)
Increase	2,114,040	$17,194,986	5,970,706	$76,111,161

Class B Shares
Shares sold	2,532,675	$20,769,833	2,173,381	$22,101,680
Reinvestment of distributions	385,182	3,009,654	775,556	8,578,293
Shares reacquired	(2,626,323)	(21,303,613)	(2,762,176)	(27,514,065)
Converted to Class A*	(767,634)	(6,270,543)	(319,030)	(3,246,557)
Decrease	(476,100)	$(3,794,669)	(132,269)	$(80,649)

Class C Shares
Shares sold	5,137,759	$42,396,053	5,109,657	$52,502,746
Reinvestment of distributions	626,480	4,899,053	1,102,587	12,136,539
Shares reacquired	(4,705,581)	(37,774,902)	(5,112,758)	(50,167,906)
Increase	1,058,658	$9,520,204	1,099,486	$14,471,379

Class F Shares
Shares sold	374,208	$2,733,681	209,519	$2,202,396
Reinvestment of distributions	8,597	68,228	2,691	25,180
Shares reacquired	(146,851)	(1,177,356)	(35,203)	(305,759)
Increase	235,954	$1,624,553	177,007	$1,921,817

Class I Shares
Shares sold	180,038	$1,475,758	55,437	$564,911
Reinvestment of distributions	10,655	85,092	8,533	93,097
Shares reacquired	(17,181)	(145,228)	(61,117)	(683,346)
Increase (decrease)	173,512	$1,415,622	2,853	$(25,338)

Class P Shares
Shares sold	121,890	$973,277	160,751	$1,648,165
Reinvestment of distributions	34,364	268,069	69,031	758,913
Shares reacquired	(248,424)	(2,057,894)	(248,241)	(2,489,185)
Decrease	(92,170)	$(816,548)	(18,459)	$(82,107)

Class R2 Shares
Shares sold	–	$3	2	$15
Reinvestment of distributions	47	367	82	906
Increase	47	$370	84	$921

78

Notes to Financial Statements (continued)

BALANCED STRATEGY FUND
	Year Ended November 30, 2009		Year Ended November 30, 2008
Class R3 Shares	Shares	Amount	Shares	Amount
Shares sold	280,352	$2,203,671	122,493	$1,218,252
Reinvestment of distributions	6,114	50,261	1,313	12,647
Shares reacquired	(227,090)	(2,027,650)	(69,118)	(649,569)
Increase	59,376	$226,282	54,688	$581,330
*

Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

DIVERSIFIED EQUITY STRATEGY FUND
	Year Ended November 30, 2009		Year Ended November 30, 2008
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	2,919,426	$33,703,590	4,330,863	$58,975,943
Converted from Class B*	4,670	52,402	1,872	27,610
Reinvestment of distributions	219,926	2,230,054	105,491	1,838,644
Shares reacquired	(2,701,554)	(28,317,809)	(875,092)	(12,642,498)
Increase	442,468	$7,668,237	3,563,134	$48,199,699

Class B Shares
Shares sold	209,619	$2,381,203	276,948	$4,218,983
Reinvestment of distributions	15,555	157,105	13,157	228,150
Shares reacquired	(106,914)	(1,136,972)	(77,762)	(1,083,934)
Converted to Class A*	(4,670)	(52,402)	(1,889)	(27,610)
Increase	113,590	$1,348,934	210,454	$3,335,589

Class C Shares
Shares sold	1,160,572	$13,068,227	1,100,320	$16,420,613
Reinvestment of distributions	52,931	533,545	38,380	664,738
Shares reacquired	(493,762)	(5,779,332)	(352,355)	(4,910,850)
Increase	719,741	$7,822,440	786,345	$12,174,501

Class F Shares
Shares sold	53,248	$495,043	4,519	$71,440
Reinvestment of distributions	215	2,170	27	467
Shares reacquired	(10,982)	(133,081)	–	–
Increase	42,481	$364,132	4,546	$71,907

Class I Shares
Shares sold	58,431	$775,531	52,248	$911,157
Reinvestment of distributions	1,386	14,114	3,214	56,180
Shares reacquired	(10,555)	(123,030)	(49,696)	(541,849)
Increase	49,262	$666,615	5,766	$425,488

Class P Shares
Shares sold	1,686	$19,124	2,685	$41,162
Reinvestment of distributions	231	2,365	236	4,138
Shares reacquired	(2,707)	(28,539)	(1,762)	(20,226)
Increase (decrease)	(790)	$(7,050)	1,159	$25,074

79

Notes to Financial Statements (continued)

DIVERSIFIED EQUITY STRATEGY FUND
	Year Ended November 30, 2009		Year Ended November 30, 2008
Class R2 Shares	Shares	Amount	Shares	Amount
Shares sold	–	$–	1	$12
Reinvestment of distributions	23.729	238	26	460
Increase	23.729	$238	27	$472

Class R3 Shares
Shares sold	11,251	$138,375	8,915	$136,401
Reinvestment of distributions	161	1,628	26	461
Shares reacquired	(364)	(4,952)	(5,271)	(79,064)
Increase	11,048	$135,051	3,670	$57,798
*

Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

DIVERSIFIED INCOME STRATEGY FUND
	Year Ended November 30, 2009		Year Ended November 30, 2008
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	4,574,204	$55,038,744	2,287,225	$31,156,625
Converted from Class B*	34,035	418,729	10,927	152,693
Reinvestment of distributions	430,419	5,105,778	299,146	4,104,782
Shares reacquired	(2,222,695)	(26,460,455)	(1,537,425)	(20,302,388)
Increase	2,815,963	$34,102,796	1,059,873	$15,111,712

Class B Shares
Shares sold	370,352	$4,497,852	183,434	$2,596,548
Reinvestment of distributions	30,163	361,230	21,411	297,295
Shares reacquired	(135,702)	(1,641,494)	(167,661)	(2,260,150)
Converted to Class A*	(33,720)	(418,729)	(10,844)	(152,693)
Increase	231,093	$2,798,859	26,340	$481,000

Class C Shares
Shares sold	1,164,676	$14,296,458	731,282	$10,120,488
Reinvestment of distributions	101,772	1,219,079	67,831	938,326
Shares reacquired	(470,473)	(5,594,627)	(523,589)	(7,127,556)
Increase	795,975	$9,920,910	275,524	$3,931,258

Class F Shares
Shares sold	73,961	$874,150	21,637	$306,640
Reinvestment of distributions	1,678	20,768	311	3,949
Shares reacquired	(6,534)	(73,293)	(12,706)	(175,813)
Increase	69,105	$821,625	9,242	$134,776

Class I Shares
Shares sold	18,082	$221,411	1,719	$22,301
Reinvestment of distributions	957	11,624	495	6,831
Shares reacquired	(5,689)	(71,118)	(2,206)	(30,253)
Increase (decrease)	13,350	$161,917	8	$(1,121)

80

Notes to Financial Statements (continued)

DIVERSIFIED INCOME STRATEGY FUND
	Year Ended November 30, 2009		Year Ended November 30, 2008
Class P Shares	Shares	Amount	Shares	Amount
Shares sold	155.677	$1,951	535	$6,965
Reinvestment of distributions	53.000	620	50	702
Shares reacquired	(200.000)	(2,416)	(475)	(5,664)
Increase	8.677	$155	110	$2,003

Class R2 Shares
Reinvestment of distributions	51	$606	46	$635
Increase	51	$606	46	$635

Class R3 Shares
Shares sold	6,751	$83,770	9,375	$132,576
Reinvestment of distributions	752	8,732	383	4,969
Shares reacquired	(9,838)	(124,259)	(163)	(2,289)
Increase (decrease)	(2,335)	$(31,757)	9,595	$135,256
*

Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

GROWTH & INCOME STRATEGY FUND
	Year Ended November 30, 2009		Year Ended November 30, 2008
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	10,195,596	$120,284,133	8,215,370	$127,567,351
Converted from Class B*	72,517	918,580	21,934	339,284
Reinvestment of distributions	1,710,663	18,460,462	1,412,978	23,878,847
Shares reacquired	(7,597,835)	(87,749,614)	(4,869,580)	(70,352,499)
Increase	4,380,941	$51,913,561	4,780,702	$81,432,983

Class B Shares
Shares sold	821,806	$9,667,591	752,548	$11,651,108
Reinvestment of distributions	137,358	1,468,027	110,130	1,862,810
Shares reacquired	(408,275)	(4,600,943)	(404,301)	(5,789,188)
Converted to Class A*	(72,930)	(918,580)	(22,060)	(339,284)
Increase	477,959	$5,616,095	436,317	$7,385,446

Class C Shares
Shares sold	1,824,310	$21,052,866	1,994,020	$31,056,593
Reinvestment of distributions	371,443	3,964,201	306,974	5,194,548
Shares reacquired	(1,326,615)	(15,085,112)	(1,279,373)	(18,708,685)
Increase	869,138	$9,931,955	1,021,621	$17,542,456

Class F Shares
Shares sold	55,354	$588,611	5,509	$88,814
Reinvestment of distributions	497	5,468	126	1,967
Shares reacquired	(6,955)	(81,191)	(870)	(10,583)
Increase	48,896	$512,888	4,765	$80,198

81

Notes to Financial Statements (concluded)

GROWTH & INCOME STRATEGY FUND
	Year Ended November 30, 2009		Year Ended November 30, 2008
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	18,236	$207,236	7,367	$122,925
Reinvestment of distributions	2,871	30,997	1,805	30,434
Shares reacquired	(6,800)	(73,638)	(62,073)	(1,104,862)
Increase (decrease)	14,307	$164,595	(52,901)	$(951,503)

Class P Shares
Shares sold	391.000	$4,123	172	$2,591
Reinvestment of distributions	132.387	1,388	154	2,633
Shares reacquired	(2,281.000)	(24,898)	(194)	(3,314)
Increase (decrease)	(1,757.613)	$(19,387)	132	$1,910

Class R2 Shares
Shares sold	2,348	$32,977	2	$13
Reinvestment of distributions	48	526	46	783
Shares reacquired	(53)	(730)	–	–
Increase	2,343	$32,773	48	$796

Class R3 Shares
Shares sold	17,812	$206,225	15,708	$254,137
Reinvestment of distributions	1,503	16,444	236	3,598
Shares reacquired	(2,693)	(31,810)	(1,376)	(20,175)
Increase	16,622	$190,859	14,568	$237,560
*

Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

12.    SUBSEQUENT EVENTS

In accordance with the provisions set forth in ASC Topic 855 (formerly SFAS 165), Subsequent Events, adopted by the Funds as of November 30, 2009, management has evaluated subsequent events existing in the Funds’ financial statements through January 29, 2010. Management has determined that there were no material subsequent events that would require recognition or additional disclosure in the Funds’ financial statements through this date.

13.    RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update 2010-06 “Improving Disclosures about Fair Value Measurements” (“ASU 2010-06”). ASU 2010-06 provides clarifications to existing disclosures required by ASC 820 as well as amends ASC 820 to require certain new disclosures. ASU 2010-06 is substantially effective for interim and annual reporting periods beginning after December 15, 2009. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Funds’ financial statement disclosures.

82

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Lord Abbett Investment Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Lord Abbett Balance Strategy Fund, Lord Abbett Diversified Equity Strategy Fund, Lord Abbett Diversified Income Strategy Fund, and Lord Abbett Growth & Income Strategy Fund, four of the portfolios constituting the Lord Abbett Investment Trust (the “Trust”), as of November 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lord Abbett Balance Strategy Fund, Lord Abbett Diversified Equity Strategy Fund, Lord Abbett Diversified Income Strategy Fund, and Lord Abbett Growth & Income Strategy Fund of the Lord Abbett Investment Trust as of November 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

January 29, 2010

83

Investments In Underlying Funds (unaudited)

The Funds invest in Underlying Funds managed by Lord Abbett. As of November 30, 2009 each Fund’s long-term investments were allocated among the Underlying Funds as follows:

Balanced Strategy Fund’s Investments:

Underlying Fund Name	% of Investments
Lord Abbett Affiliated Fund, Inc. – Class I	20.27%
Lord Abbett Bond Debenture Fund, Inc. – Class I	13.72%
Lord Abbett Research Fund, Inc. – Capital Structure Fund (formerly, America’s Value Fund) – Class I	18.53%
Lord Abbett Research Fund, Inc. – Classic Stock Fund (formerly, Large Cap Core Fund) – Class I	10.64%
Lord Abbett Investment Trust – Floating Rate Fund – Class I	1.93%
Lord Abbett Investment Trust – High Yield Fund – Class I	14.95%
Lord Abbett Securities Trust – International Core Equity Fund – Class I	6.21%
Lord Abbett Securities Trust – International Dividend Income Fund – Class I	13.75%

Diversified Equity Strategy Fund’s Investments:

Underlying Fund Name	% of Investments
Lord Abbett Affiliated Fund, Inc. – Class I	15.07%
Lord Abbett Research Fund, Inc. – Classic Stock Fund (formerly, Large Cap Core Fund) – Class I	20.05%
Lord Abbett Developing Growth Fund, Inc – Class I	4.96%
Lord Abbett Securities Trust – Fundamental Equity Fund (formerly, All Value Fund) – Class I	10.01%
Lord Abbett Research Fund, Inc. – Growth Opportunities Fund – Class I	10.02%
Lord Abbett Securities Trust – International Core Equity Fund – Class I	11.92%
Lord Abbett Securities Trust – International Opportunities Fund – Class I	8.00%
Lord Abbett Stock Appreciation Fund (formerly, Large Cap Growth Fund) – Class I	10.00%
Lord Abbett Securities Trust – Value Opportunities Fund – Class I	9.97%

Diversified Income Strategy Fund’s Investments:

Underlying Fund Name	% of Investments
Lord Abbett Affiliated Fund, Inc. – Class I	2.52%
Lord Abbett Bond Debenture Fund, Inc. – Class I	13.44%
Lord Abbett Research Fund, Inc. – Capital Structure Fund (formerly, America’s Value Fund) – Class I	26.95%
Lord Abbett Investment Trust – Floating Rate Fund – Class I	2.06%
Lord Abbett Investment Trust – High Yield Fund – Class I	40.02%
Lord Abbett Securities Trust – International Dividend Income Fund – Class I	5.00%
Lord Abbett Investment Trust – Total Return Fund – Class I	10.01%

84

Investments In Underlying Funds (unaudited)(continued)

Growth & Income Strategy Fund’s Investments:

Underlying Fund Name	% of Investments
Lord Abbett Affiliated Fund, Inc. – Class I	9.95%
Lord Abbett Research Fund, Inc. – Capital Structure Fund (formerly, America’s Value Fund) – Class I	7.97%
Lord Abbett Research Fund, Inc. – Classic Stock Fund (formerly, Large Cap Core Fund) – Class I	15.02%
Lord Abbett Investment Trust – Floating Rate Fund – Class I	1.99%
Lord Abbett Securities Trust – Fundamental Equity Fund (formerly, All Value Fund) – Class I	10.11%
Lord Abbett Research Fund, Inc. – Growth Opportunities Fund – Class I	4.06%
Lord Abbett Investment Trust – High Yield Fund – Class I	18.66%
Lord Abbett Securities Trust – International Core Equity Fund – Class I	14.85%
Lord Abbett Securities Trust – International Dividend Income Fund – Class I	4.94%
Lord Abbett Securities Trust – International Opportunities Fund – Class I	5.11%
Lord Abbett Stock Appreciation Fund (formerly, Large Cap Growth Fund) – Class I	2.43%
Lord Abbett Securities Trust – Value Opportunities Fund – Class I	4.91%

The Ten Largest Holdings and the Holdings by Sector, as of November 30, 2009, for each Underlying Fund are presented below. Each Underlying Fund’s annual and semiannual reports, which are sent to shareholders and filed with the SEC, contain information about the Fund’s portfolio holdings, including a complete schedule of holdings. A complete schedule of holdings for each Underlying Fund is also filed with the SEC on Form N-Q as of the end of each respective Underlying Fund’s first and third quarters. In addition, on or about the first day of the second month following each calendar quarter-end, each Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The information for the most recently ended calendar quarter may be viewed at www.lordabbett.com or requested at no charge by calling Lord Abbett at 888-522-2388.

Lord Abbett Affiliated Fund, Inc.

Ten Largest Holdings	% of Investments
JPMorgan Chase & Co.	4.45%
Bank of America Corp.	3.54%
Wells Fargo & Co.	3.17%
Goldman Sachs Group, Inc. (The)	3.15%
Exxon Mobil Corp.	2.75%
Schlumberger Ltd.	2.62%
Chevron Corp.	2.53%
Morgan Stanley	2.23%
Home Depot, Inc. (The)	2.10%
AT&T Corp.	2.01%

85

Investments In Underlying Funds (unaudited)(continued)

Holdings by Sector*	% of Investments
Consumer Discretionary	15.15%
Consumer Staples	4.32%
Energy	19.04%
Financial Services	28.85%
Healthcare	7.64%
Materials & Processing	6.62%
Producer Durables	6.15%
Technology	8.30%
Utilities	3.86%
Short-Term Investment	0.07%
Total	100.00%
*	A sector may comprise several industries.

Lord Abbett Bond Debenture Fund, Inc.

Ten Largest Holdings	% of Investments
Cincinnati Bell, Inc., 8.375%, 1/15/2014	0.68%
Ford Motor Credit Co. LLC, 7.25%, 10/25/2011	0.68%
Allbritton Communications Co., 7.75%, 12/15/2012	0.65%
GMAC, Inc., 7.25%, 3/2/2011	0.63%
Texas Competitive Electric Holdings Co. LLC, 10.25%, 11/1/2015	0.60%
Dow Chemical Co. (The), 8.55%, 5/15/2019	0.59%
Teck Resources Ltd., 10.75%, 5/15/2019	0.58%
Crown Cork & Seal Co., Inc., 7.375%, 12/15/2026	0.55%
CC Holdings GS V LLC/Crown Castle GS III Corp., 7.75%, 5/1/2017	0.53%
Edison Mission Energy, 7.00%, 5/15/2017	0.52%

Holdings by Sector*	% of Investments
Agency	0.01%
Asset Backed	0.13%
Banking	4.28%
Basic Industry	9.13%
Brokerage	0.53%
Capital Goods	8.95%
Consumer Cyclical	7.64%
Consumer Non-Cyclical	7.02%
Energy	11.96%
Finance & Investment	1.62%
Foreign Sovereign	0.42%
Government Guaranteed	0.01%
Insurance	1.94%
Local-Authority	0.16%
Media	6.71%
Mortgage Backed	0.64%
Real Estate	0.37%
Services Cyclical	9.91%
Services Non-Cyclical	7.11%
Technology & Electronics	7.78%
Telecommunications	7.62%
Utility	5.75%
Short Term Investment	0.31%
Total	100.00%
*	A sector may comprise several industries.

86

Investments In Underlying Funds (unaudited)(continued)

Lord Abbett Research Fund, Inc. – Capital Structure Fund (formerly, America’s Value Fund)

Ten Largest Holdings	% of Investments
Mylan, Inc.	2.06%
Chevron Corp.	2.05%
AT&T, Inc.	1.54%
JPMorgan Chase & Co.	1.52%
Microsoft Corp.	1.48%
ConocoPhillips	1.34%
EOG Resources, Inc.	1.24%
Kellogg Co.	1.13%
Exxon Mobil Corp.	1.08%
ACE Ltd. (Switzerland)	1.05%

Holdings by Sector*	% of Investments
Consumer Discretionary	9.56%
Consumer Staples	10.31%
Energy	11.17%
Financials	14.22%
Healthcare	13.10%
Industrials	9.50%
Information Technology	14.72%
Materials	6.19%
Telecommunication Services	5.87%
Utilities	5.04%
Short-Term Investment	0.32%
Total	100.00%
*	A sector may comprise several industries.

Lord Abbett Research Fund, Inc. – Classic Stock Fund (formerly, Large Cap Core Fund)

Ten Largest Holdings	% of Investments
Apple, Inc.	2.62%
JPMorgan Chase & Co.	2.42%
Bank of America Corp.	2.34%
Google, Inc. Class A	2.33%
Goldman Sachs Group, Inc. (The)	2.32%
Microsoft Corp.	2.28%
Monsanto Co.	2.17%
Exxon Mobil Corp.	1.92%
Schlumberger Ltd.	1.73%
Target Corp.	1.64%

87

Investments In Underlying Funds (unaudited)(continued)

Holdings by Sector*	% of Investments
Consumer Discretionary	14.70%
Consumer Staples	4.59%
Energy	12.49%
Financial Services	20.67%
Healthcare	10.31%
Materials & Processing	8.80%
Producer Durables	4.81%
Technology	20.31%
Utilities	2.24%
Short-Term Investment	1.08%
Total	100.00%
*	A sector may comprise several industries.

Lord Abbett Developing Growth Fund, Inc.

Ten Largest Holdings	% of Investments
Ctrip.com International Ltd. ADR	1.86%
VistaPrint NV	1.84%
Longtop Financial Technologies Ltd. ADR	1.77%
SuccessFactors, Inc.	1.72%
MercadoLibre, Inc.	1.65%
Lumber Liquidators, Inc.	1.63%
Insulet Corp.	1.63%
NetLogic Microsystems, Inc.	1.51%
lululemon athletica, Inc.	1.51%
Alexion Pharmaceuticals, Inc.	1.51%

Holdings by Sector*	% of Investments
Consumer Discretionary	23.00%
Energy	6.08%
Financial Services	7.04%
Healthcare	19.33%
Materials & Processing	1.17%
Producer Durables	12.32%
Technology	28.18%
Utilities	0.33%
Short-Term Investment	2.55%
Total	100.00%
*	A sector may comprise several industries.

88

Investments In Underlying Funds (unaudited)(continued)

Lord Abbett Investment Trust – Floating Rate Fund

Ten Largest Holdings	% of Investments
Language Line, LLC Term Loan B, 5.75%, 11/14/2015	1.51%
Atlantic Broadband Finance LLC Term Loan B2 B, 6.75%, 6/1/2013	1.22%
Oshkosh Truck Corp. Term Loan B, ,6.29% - 6.33%, 12/6/2013	1.21%
Charter Communications Operating LLC New Term Loan, 9.25%, 3/6/2014	1.16%
Rehabcare Group, Inc. Term Loan, 6.00%, 11/20/2015	1.15%
Goodman Global, Inc. Term Loan B, 6.25%, 2/13/2014	1.13%
Sensus Metering Systems, Inc. Term Loan B3, 7.00%, 6/3/2013	1.09%
John Maneely Co. Term Loan, 3.489%-3.534%, 12/9/2013	1.08%
Universal City Development Partners, Ltd. Term Loan B, 6.50%, 10/20/2014	1.08%
CIT Group, Inc. Term Loan A, 9.50%, 1/18/2012	1.05%

Holdings by Sector*	% of Investments
Aerospace	0.35%
Chemicals	4.09%
Consumer Non-Durables	2.31%
Energy	2.19%
Financial	4.65%
Food/Tobacco	2.82%
Forest Products	2.33%
Gaming/Leisure	4.78%
Healthcare	11.08%
Housing	1.44%
Information Technology	3.21%
Manufacturing	8.11%
Media/Telecom	22.12%
Metals/Minerals	3.29%
Retail	5.77%
Service	6.74%
Transportation	6.51%
Utility	1.98%
Short-Term Investments	6.23%
Total	100.00%
*	A sector may comprise several industries.

Lord Abbett Securities Trust – Fundamental Equity Fund (formerly, All Value Fund)

Ten Largest Holdings	% of Investments
Amgen, Inc.	2.68%
Barrick Gold Corp.	2.35%
Abbott Laboratories	2.33%
DaVita, Inc.	2.06%
McKesson Corp.	1.85%
JPMorgan Chase & Co.	1.85%
Williams Cos., Inc. (The)	1.78%
Eaton Corp.	1.68%
Microsoft Corp.	1.68%
Adobe Systems, Inc.	1.64%

89

Investments In Underlying Funds (unaudited)(continued)

Holdings by Sector*	% of Investments
Consumer Discretionary	11.64%
Consumer Staples	1.38%
Energy	14.17%
Financial Services	19.57%
Healthcare	21.86%
Materials & Processing	5.73%
Producer Durables	14.94%
Technology	6.92%
Short-Term Investment	3.79%
Total	100.00%
*	A sector may comprise several industries.

Lord Abbett Research Fund, Inc. – Growth Opportunities Fund

Ten Largest Holdings	% of Investments
Cognizant Technology Solutions Corp. Class A	1.63%
T. Rowe Price Group, Inc.	1.54%
NetApp, Inc.	1.54%
Nordstrom, Inc.	1.30%
Precision Castparts Corp.	1.21%
CONSOL Energy, Inc.	1.18%
Diamond Offshore Drilling, Inc.	1.11%
Starwood Hotels & Resorts Worldwide, Inc.	1.08%
Equinix, Inc.	1.06%
Coach, Inc.	1.06%

Holdings by Sector*	% of Investments
Consumer Discretionary	22.88%
Consumer Staples	1.81%
Energy	9.26%
Financial Services	13.40%
Healthcare	13.24%
Materials & Processing	4.02%
Producer Durables	11.82%
Technology	22.62%
Utilities	0.53%
Short-Term Investment	0.42%
Total	100.00%
*	A sector may comprise several industries.

90

Investments In Underlying Funds (unaudited)(continued)

Lord Abbett Investment Trust – High Yield Fund

Ten Largest Holdings	% of Investments
Wind Acquisition Finance SA, 10.75%, 12/1/2015	1.65%
HCA, Inc., 9.125%, 11/15/2014	1.34%
Inergy Finance LP, 8.25%, 3/1/2016	1.29%
Nordic Telephone Holdings Co., 8.875%, 5/1/2016	1.21%
El Paso Corp., 8.05%, 10/15/2030	1.21%
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 10.625%, 4/1/2017	1.00%
Host Hotels & Resorts LP, 9.00%, 5/15/2017	0.94%
Liberty Mutual Group, Inc., 10.75%, 6/15/2058	0.94%
MetLife Capital Trust X, 9.25%, 4/8/2038	0.94%
Texas Competitive Electric Holdings Co. LLC, 10.25%, 11/1/2015	0.91%

Holdings by Sector*	% of Investments
Agency	0.01%
Banking	2.22%
Basic Industry	7.43%
Brokerage	0.91%
Capital Goods	5.81%
Consumer Cyclical	11.27%
Consumer Non-Cyclical	4.30%
Energy	8.24%
Finance & Investment	2.60%
Foreign Government	0.42%
Insurance	3.48%
Local-Authority	0.69%
Media	9.72%
Real Estate	0.36%
Services Cyclical	13.66%
Services Non-Cyclical	6.57%
Technology & Electronics	7.42%
Telecommunications	9.13%
Utility	2.64%
Short-Term Investment	3.12%
Total	100.00%
*	A sector may comprise several industries

Lord Abbett Securities Trust – International Core Equity Fund

Ten Largest Holdings	% of Investments
Tullow Oil plc	2.01%
DnB NOR ASA	1.87%
Bridgestone Corp.	1.70%
Nestle SA Registered Shares	1.65%
Teva Pharmaceutical Industries Ltd. ADR	1.56%
Roche Holding Ltd. AG	1.56%
Vinci SA	1.54%
Transocean, Inc.	1.48%
Agra Empreendimentos Imobiliarios SA	1.47%
Renault SA	1.46%

91

Investments In Underlying Funds (unaudited)(continued)

Holdings by Sector*	% of Investments
Consumer Discretionary	11.06%
Consumer Staples	8.29%
Energy	7.55%
Financials	23.50%
Healthcare	7.72%
Industrials	13.02%
Information Technology	5.03%
Materials	9.85%
Telecommunication Services	5.60%
Utilities	4.64%
Short-Term Investment	3.74%
Total	100.00%
*	A sector may comprise several industries.

Lord Abbett Securities Trust – International Dividend Income Fund

Ten Largest Holdings	% of Investments
Australia & New Zealand Banking Group Ltd.	2.39%
National Australia Bank Ltd.	2.31%
Banco Santander SA ADR	2.14%
HSBC Holdings plc	2.10%
Mediaset SpA	2.01%
Wesfarmers Ltd.	2.00%
Orion OYJ Class B	1.92%
Portugal Telecom SGPS SA registered shares	1.66%
ThyssenKrupp AG	1.65%
Bendigo and Adelaide Bank Ltd.	1.64%

Holdings by Sector*	% of Investments
Auto	0.95%
Basic Industry	0.97%
Consumer Cyclical	5.45%
Consumer Discretionary	1.41%
Consumer Services	4.32%
Consumer Staples	3.25%
Energy	5.48%
Financial Services	26.74%
Healthcare	5.22%
Integrated Oils	6.59%
Materials & Processing	12.41%
Other	1.66%
Producer Durables	7.12%
Technology	0.57%
Telecommunications	9.76%
Transportation	1.41%
Utilities	6.69%
Total	100.00%
*	A sector may comprise several industries.

92

Investments In Underlying Funds (unaudited)(continued)

Lord Abbett Securities Trust – International Opportunities Fund

Ten Largest Holdings	% of Investments
Ebro Puleva SA	1.59%
REXLot Holdings Ltd.	1.53%
Schroders plc	1.52%
easyJet plc	1.52%
Gerresheimer AG	1.48%
Rheinmetall AG	1.43%
Symrise GmbH & Co. AG	1.43%
Nippon Electric Glass Co. Ltd.	1.42%
FP Corp.	1.39%
Cobham plc	1.38%

Holdings by Sector*	% of Investments
Basic Materials	6.48%
Conglomerates	0.73%
Consumer Cyclical	24.32%
Consumer Non-Cyclical	9.34%
Diversified Financials	5.95%
Energy	5.53%
Healthcare	7.58%
Industrial Goods & Services	16.39%
Non-Property Financials	4.36%
Property & Property Services	3.00%
Technology	4.52%
Telecommunications	0.46%
Transportation	2.60%
Utilities	5.38%
Short-Term Investment	3.36%
Total	100.00%
*	A sector may comprise several industries.

Lord Abbett Stock Appreciation Fund (formerly, Large Cap Growth Fund)

Ten Largest Holdings	% of Investments
Apple, Inc.	4.18%
Microsoft Corp.	2.96%
Google, Inc. Class A	2.91%
Cisco Systems, Inc.	2.74%
Hewlett-Packard Co.	2.56%
International Business Machines Corp.	2.34%
Philip Morris International, Inc.	2.07%
Abbott Laboratories	1.72%
Target Corp.	1.61%
PepsiCo, Inc.	1.56%

93

Investments In Underlying Funds (unaudited)(continued)

Holdings by Sector*	% of Investments
Consumer Discretionary	17.63%
Consumer Staples	6.98%
Energy	6.34%
Financial Services	10.30%
Healthcare	16.02%
Materials & Processing	3.46%
Producer Durables	8.00%
Technology	31.01%
Short-Term Investment	0.26%
Total	100.00%
*	A sector may comprise several industries.

Lord Abbett Investment Trust – Total Return Fund

Ten Largest Holdings	% of Investments
Federal National Mortgage Assoc., 5.00%, 2/1/2036	1.47%
U.S. Treasury Note, 2.375%, 9/30/2014	1.38%
U.S. Treasury Note, 1.375%, 10/15/2012	1.31%
U.S. Treasury Strips, Zero Coupon, 11/15/2027	1.31%
Federal National Mortgage Assoc., 4.50%, TBA	1.24%
U.S. Treasury Note, 2.375%, 10/31/2014	1.12%
Federal Home Loan Mortgage Corp.K004 A2, 4.186%, 8/25/2019	1.07%
Federal National Mortgage Assoc., 5.00%, TBA	1.05%
Federal National Mortgage Assoc., 5.25%, 9/15/2016	1.02%
Inter-American Development Bank, 3.00%, 4/22/2014	1.00%

Credit Rating	% of Investments
AAA	49.47%
AA+	1.74%
AA	1.27%
AA-	1.53%
A+	1.09%
A	1.15%
A-	1.11%
BBB+	6.16%
BBB	5.68%
BBB-	6.69%
BB+	1.53%
BB	1.47%
BB-	1.63%
B+	1.20%
B	0.70%
B-	0.78%
NR	1.02%
U.S Treasury	9.42%
Short-Term Investments	6.36%
Total	100.00%

94

Investments In Underlying Funds (unaudited)(concluded)

Lord Abbett Securities Trust – Value Opportunities Fund

Ten Largest Holdings	% of Investments
Dress Barn, Inc. (The)	2.07%
Comerica, Inc.	2.03%
PartnerRe Ltd.	1.83%
Alliance Data Systems Corp.	1.69%
Albemarle Corp.	1.62%
Humana, Inc.	1.53%
Lazard Ltd. Class A	1.49%
Sapient Corp.	1.46%
Commerce Bancshares, Inc.	1.44%
McKesson Corp.	1.42%

Holdings by Sector*	% of Investments
Consumer Discretionary	11.03%
Consumer Staples	3.74%
Energy	5.74%
Financial Services	21.76%
Healthcare	10.37%
Materials & Processing	8.20%
Producer Durables	18.01%
Technology	11.82%
Utilities	3.00%
Short-Term Investment	6.33%
Total	100.00%
*	A sector may comprise several industries.

95

Basic Information About Management

The Board of Trustees (the “Board”) is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware. The Board appoints officers who are responsible for the day-to-day operations of the Trust and who execute policies authorized by the Board. The Board also approves an investment adviser to the Trust and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Trust’s investment adviser.

Interested Trustees

The following Trustees are partners of Lord Abbett and are “interested persons” of the Trust as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with Trust	Principal Occupation During Past Five Years	Other Directorships

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Trustee since 1993 and Chairman since 1996	Senior Partner (since 2007), Chief Executive Officer (since 1996) and was formerly Managing Partner (1996 - 2007), joined Lord Abbett in 1972.	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Trustee since 2006	Managing Partner (since 2007) and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.	N/A

Independent Trustees

The following independent or outside Trustees (“Independent Trustees”) are also directors or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with Trust	Principal Occupation During Past Five Years	Other Directorships

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Trustee since 1994	Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).	Currently serves as director of Crane Co. (since 1984), Huttig Building Products Inc. (since 1998) and R.H. Donnelley Inc. (since 2009).

William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Trustee since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush–O’Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc., a health benefits company (since 2002).

96

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with Trust	Principal Occupation During Past Five Years	Other Directorships

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Trustee since 1998	Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).	N/A

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Trustee since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998).	Currently serves as director of WellPoint, Inc., a health benefits company (since 1994) and Lend Lease Corporation Limited (since 2005).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2000	Advisor of One Equity Partners, a private equity firm (since 2004).	Currently serves as a director and Chairman of the Board of GMAC Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Trustee since 1993	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc. (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2006	CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

97

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Trust. All of the officers of the Trust may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the titles and positions listed under the “Principal Occupation” column indicate the officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with Trust	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner (since 2007), Chief Executive Officer (since 1996) and was formerly Managing Partner (1996 - 2007), joined Lord Abbett in 1972.

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner (since 2007) and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2007	Partner and Director, joined Lord Abbett in 1995.

Robert I. Gerber (1954)	Executive Vice President	Elected in 1998	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Michael S. Goldstein (1968)	Executive Vice President	Elected in 1999	Partner and Portfolio Manager, joined Lord Abbett in 1997.

Robert A. Lee (1969)	Executive Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1997.

Elizabeth O. MacLean (1966)	Executive Vice President	Elected in 2007	Partner and Portfolio Manager, joined Lord Abbett in 2006 and was formerly a Managing Director/Portfolio Manager at Nomura Corporate Research and Asset Management, Inc. (2000 - 2006).

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2007	Partner and Portfolio Manager, joined Lord Abbett in 1998.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 2003.

98

Basic Information About Management (continued)

Name and Year of Birth	Current Position with Trust	Length of Service of Current Position	Principal Occupation During Past Five Years

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Stacy P. Allen (1967)	Vice President	Elected in 2009	Chief Administrative Officer (since 2009), and was formerly a Client Portfolio Manager (2006 - 2008) and Director of Institutional Mutual Funds (2003–2006), joined Lord Abbett in 2003.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006 and was formerly an attorney at Morgan, Lewis & Bockius LLP.

Walter H. Prahl (1958)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1997.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc. (1999 - 2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2006	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (SAI), which contains further information about the Trust’s Trustees. It is available free upon request.

99

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

Tax Information

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate dividend received deduction (DRD) and the qualified dividend income (QDI) for individual shareholders.

Fund Name	DRD	QDI
Balanced Strategy Fund	14.65%	29.10%
Diversified Equity Strategy Fund	100.00%	100.00%
Diversified Income Strategy Fund	14.76%	16.90%
Growth & Income Strategy Fund	18.10%	26.86%

Additionally, of the distributions paid to shareholders during the fiscal year ended November 30, 2009, the following amounts represent short-term and long-term capital gains:

Fund Name	Short-term Capital Gains	Long-term Capital Gains
Balanced Strategy Fund	$–	$6,478,549
Diversified Equity Strategy Fund	–	1,361,957
Diversified Income Strategy Fund	–	536,622
Growth & Income Strategy Fund	–	5,836,183

100

This report, when not used for the general information of shareholders of the fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by: LORD ABBETT DISTRIBUTOR LLC

Lord Abbett Investment Trust

Lord Abbett Balanced Strategy Fund

Lord Abbett Diversified Equity Strategy Fund

Lord Abbett Diversified Income Strategy Fund

Lord Abbett Growth & Income Strategy Fund

LASAF-2-1109

(01/10)

2009

LORD ABBETT

ANNUAL

REPORT

Lord Abbett

Convertible Fund

Floating Rate Fund

High Yield Fund

Income Fund

Short Duration Income Fund

For the fiscal year ended November 30, 2009

Lord Abbett Investment Trust

Convertible Fund, Floating Rate Fund, High Yield Fund, Income Fund, and Short Duration Income Fund

Annual Report

For the fiscal year ended November 30, 2009

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the Funds’ performance for the fiscal year ended November 30, 2009. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Funds, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries by the Funds’ portfolio managers.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

Q: What were the overall market conditions during the fiscal year ended November 30, 2009?

A: During the last twelve months policymakers continued to respond aggressively to the economic and financial crisis and the U.S. economy has gradually rebounded from the recession that began in December 2007. Global coordinated rate cuts, capital infusions into banks, development of the Troubled Asset Relief Program (TARP), the establishment of a commercial paper funding facility, the FDIC-backed Temporary Liquidity Guarantee Program (TLGP), the Term Asset-Backed Securities Loan Facility (TALF), and Public-Private Investment Program (PPIP) were among a number of emergency programs put in place to ease the crisis. As the credit crisis eased, investors’ tolerance for risk began to return. In many segments of the bond market, prices rose, yields fell, and spreads narrowed.

The fed funds rate was lowered in mid-December 2008, from 1.00% to a range of 0.00–0.25%. Economic sluggishness, combined with quiescent inflation, prompted the Fed to since keep its target for the fed funds rate at 0.00–0.25%.

In the fixed income market, the assumption of credit risk was rewarded in the 12-month period. In general, lower credit quality securities outperformed those with higher credit quality ratings. The investment grade corporate bond market (as measured by the Barclays Capital U.S. Aggregate Bond Index1) returned 11.63% while high yield bonds (as measured by the BofA Merrill Lynch High Yield Master II Constrained Index2) rose 64.19%. Specifically, the BofA Merrill Lynch U.S. High Yield CCC-Rated Index3 did best, with a total return of 107.71%, followed by the BofA Merrill Lynch U.S. High Yield B-Rated Index3 up 54.08%, and the BofA Merrill Lynch U.S. High Yield BB-Rated Index3 up 50.92%. This trend was similar within convertible and bank loan securities, with lower rated credits outperforming higher rated by a wide margin.

Spreads tightened significantly over the 12-month period, with the BofA Merrill Lynch High Yield Master II Constrained Index OAS (option adjusted spread) ending November 2009 at 766 basis points (bps) from 1,969 bps a year ago.

Lord Abbett Convertible Fund

Q: How did the Convertible Fund perform during the fiscal year ended November 30, 2009?

A: The Fund returned 37.19%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the BofA Merrill Lynch All Convertible Index,4 which returned 50.95% in the same period.

Q: What were the most significant factors affecting performance?

A: Detracting from the Fund’s performance were Bank of America Corp., Bearingpoint, Inc., a management and technology consulting services firm; Nash Finch, a food distribution company; BioMarin Pharmaceuticals, Inc., a biopharmaceutical company that specializes in treatment of serious diseases and medical conditions; and NorthernStar Natural Gas LLC, a company that focuses on the development of liquefied natural gas terminal projects.

No sectors detracted from absolute performance during the period, however, given their size and returns, the media and transportation sectors added the least to performance.

Contributing to the Fund’s performance were Lucent Technologies, Inc., a voice, data, and video communication products company; NII Holdings, Inc., a wireless communications provider focused on Latin America;

ProLogis, an owner and operator of global industrial distribution facilities; Yingli Green Energy Holding, a photovoltaic (solar power) product manufacturer; and Vale Capital Ltd., a diversified metals and mining company.

Among sectors contributing to performance, the technology and healthcare sectors added the most to absolute returns.

Lord Abbett Floating Rate Fund

Q: How did the Fund perform during the fiscal year ended November 30, 2009?

A: The Fund returned 28.31%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Credit Suisse Leveraged Loan Index,5 which returned 35.76% in the same period.

Q: What were the most significant factors affecting performance?

A: The most significant individual holdings detracting from performance were Aleris International Inc., an aluminum producer; Fontainebleau Las Vegas, LLC, Smurfit-Stone Container Canada, Inc. and Smurfit-Stone Container Enterprises, Inc., a manufacturer of paper packaging products; First Data Corp., a financial transactions processing firm; and Sabre Holdings, Inc., a provider of various technologies and products for the travel industry.

On a sector basis, all sectors were positive for the period. Adding the least to absolute performance were the consumer durables, housing, and consumer non-durables sectors.

Among the individual holdings contributing to performance were Ford Motor Co., a car and truck manufacturer; Dex Media West LLC, a publisher of telephone directories and provider of online search platforms; DaimlerChrysler Financial Services Americas LLC, a provider of automotive financial products and services; Charter Communications Operating LLC, a broadband communications company; and Oshkosh Truck Corp., a manufacturer of specialty vehicles and vehicle bodies.

Among sectors contributing to performance, the healthcare, transportation – automotive, and media/telecommunications – diversified media sectors added the most to absolute returns.

Lord Abbett High Yield Fund

Q: How did the Fund perform during the fiscal year ended November 30, 2009?

A: The Fund returned 54.92%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the BofA Merrill Lynch High Yield Master II Constrained Index, which returned 64.19% in the same period.

Q: What were the most significant factors affecting performance?

A: A majority of the sectors within the Fund contributed to performance, however, detracting from the Fund’s relative performance were agency and government guaranteed debt. These more defensive sectors did not perform as well as the economy and markets started to recover from the recession and investors increased their risk appetite.

The greatest contributors to the Fund’s performance in the fiscal year were the health services, telecommunications – integrated/services, and gas distribution sectors. Within health services, United Surgical Partners, an operator of ambulatory surgery centers and short–stay surgical hospitals was a top performing credit. In the telecommunications – integrated/services sector, Nordic Telephone Holdings was a top performer. Within gas distribution, natural gas pipeline operator El Paso Corp. was among the best performers in the sector.

Lord Abbett Income Fund

Q: How did the Fund perform during the fiscal year ended November 30, 2009?

A: The Fund returned 38.79%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 11.63% in the same period.

Q: What were the most significant factors affecting performance?

A: The Fund’s significant position in both investment grade and high yield corporate bonds contributed greatly to relative performance. High grade corporates helped performance as the portfolio concentrated on triple-B rated bonds, which outperformed their higher rated counterparts. The portfolio’s position in high yield corporates also contributed greatly to performance as lower rated issues generated superior returns.

Also contributing to the Fund’s performance was its position in commercial mortgage-backed securities (CMBS). There was a strong rally in CMBS as they became eligible for financing under the Government’s Term Asset-Backed Securities Loan Facility (TALF). The portfolio concentrated on those securities with the highest levels of credit enhancement and minimized its exposure to the more recent vintages (notably 2007 issues) in favor of more seasoned paper.

The Fund’s overall underweight to fixed-rate agency mortgage-backed securities (MBS) detracted from relative performance. The Treasury and Federal Reserve commenced the year with a program to purchase Agency MBS and debentures in the secondary market in an effort to reduce mortgage yields. As MBS spreads narrowed, the portfolio progressively reduced its position, but MBS have continued to rally further. This program was to have expired at the end of

2009 but has been extended to March 31, 2010. Additionally, a significant underweight in agency debentures detracted from relative performance.

The Fund’s position in emerging market currencies was also an important contributor to performance. The U.S. dollar steadily weakened over the period as commodities prices rose, which benefited the currencies of many of the developing economies.

Lord Abbett Short Duration Income Fund

Q: How did the Fund perform during the fiscal year ended November 30, 2009?

A: The Fund returned 21.30%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Barclays Capital 1-3 Year Government/Credit Bond Index,6 which returned 5.73% for the same period.

Q: What were the most significant factors affecting performance?

A: The largest contributor to the Fund’s performance was its position in commercial mortgage-backed securities (CMBS). There was a strong rally in CMBS as they became eligible for financing under the Government’s Term Asset-Backed Securities Loan Facility (TALF). The portfolio concentrated on those securities with the highest levels of credit enhancement and minimized its exposure to the more recent vintages (notably 2007 issues) in favor of more seasoned paper. Additionally, asset-backed securities (ABS) aided performance during the 12-month period ended November 30, 2009. ABS also benefited from TALF eligibility. In this sector too the portfolio focused on the most senior AAA-rated issues, primarily with very short remaining average lives.

Investors’ increased willingness to assume credit risk led to outperformance of lower-rated corporate bonds over higher-rated issues. High grade corporates helped performance as the portfolio concentrated on triple-B rated bonds, which outperformed their higher rated counterparts. A position in high yield corporates also contributed greatly to performance as lower rated issues generated superior returns.

A significant underweight in agency debentures detracted from relative performance. Also modestly undercutting performance was an underweight in sovereign issues. These modest drags on performance were more than offset, however, by a significant exposure to the credit sectors such as corporates, CMBS and ABS.

The Funds’ portfolios are actively managed and, therefore, their holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1  The Barclays Capital U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, nonconvertible, and dollar denominated. The index covers the investment-grade, fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

2  The BofA Merrill Lynch High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The BofA Merrill Lynch U.S. High Yield Master II Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure.

3  The BofA Merrill Lynch U.S. High Yield Index tracks the performance of U.S. dollar-denominated below investment-grade corporate debt publicly issued in the U.S. domestic market. The indexes for CCC, B, BB, and speculative are part of the BofA Merrill Lynch High Yield Index, with the only difference being the addition of a ratings filter.

4  The BofA Merrill Lynch All Convertible Index consists of publicly traded U.S. issues convertible into shares, including traditional and mandatory convertibles.

5  The Credit Suisse Leveraged Loan Index is designed to mirror the investible universe of the U.S. dollar-denominated leveraged loan market.

6  The Barclays Capital 1–3 Year Government/Credit Bond Index is a subset of the Barclays Capital Government/Credit Bond Index containing securities with maturities between one and three years. The index is an unmanaged index that is designed to represent a combination of the Government Bond Index and the Corporate Bond Index and includes U.S. government Treasury and agency securities, corporate bonds and Yankee bonds.

Unless otherwise indicated, indexes are unmanaged and reflect total returns with all distributions reinvested, but do not reflect the deduction of fees, expenses, or taxes, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 888-522-2388 or referring to our Website at www.lordabbett.com.

Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

The views of each Fund’s management and the portfolio holdings described in this report are as of November 30, 2009; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Funds. Information provided in this report should not be considered a recommendation to purchase or sell securities.

Note: During certain periods shown, expense reimbursements were in effect for the Floating Rate Fund, Class A and Class F shares of High Yield Fund, Income Fund, and Short Duration Income Fund. Without such expense reimbursements, the Funds’ returns would have been lower.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Funds, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Convertible Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the BofA Merrill Lynch All Convertible Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2009

	1 Year	5 Years	Life of Class
Class A3	30.61%	1.46%	3.43%
Class B4	32.26%	1.64%	3.55%
Class C5	36.20%	1.78%	3.53%
Class F6	37.52%	–	-4.85%
Class I7	37.65%	2.81%	4.62%
Class P8	37.03%	2.34%	4.13%
Class R2[9]	37.35%	–	-4.92%
Class R3[10]	36.90%	–	-5.25%

Standardized Yield for the Period Ended November 30, 2009

Class A	Class B	Class C	Class F	Class I	Class P	Class R2	Class R3
2.84%	2.20%	2.20%	3.09%	3.19%	2.75%	2.60%	2.70%

1     Reflects the deduction of the maximum initial sales charge of 4.75%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance for the index begins on June 30, 2003.

3    Class A shares commenced operations on June 23, 2003 and performance for the class began on June 30, 2003. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 4.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2009, is calculated using the SEC-required uniform method to compute such return.

4    Class B shares commenced operations on June 23, 2003 and performance for the Class began on June 30, 2003. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for the life of Class. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.)

5    Class C shares commenced operations on June 23, 2003 and performance for the Class began on June 30, 2003. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6    Class F shares commenced operations and performance for the class began on September 28, 2007. Performance is at net asset value.

7    Class I shares commenced operations on June 23, 2003 and performance for the Class began on June 30, 2003. Performance is at net asset value.

8    Class P shares commenced operations on June 23, 2003 and performance for the Class began on June 30, 2003. Performance is at net asset value.

9    Class R2 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

10    Class R3 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

Floating Rate Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Credit Suisse Leveraged Loan Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2009

	1 Year	Life of Class
Class A3	25.48%	-0.08%
Class C4	27.48%	0.40%
Class F5	28.45%	1.29%
Class I6	28.85%	1.53%
Class R2[7]	28.86%	1.24%
Class R3[8]	28.81%	1.26%

Standardized Yield for the Period Ended November 30, 2009

Class A	Class C	Class F	Class I	Class R2	Class R3
5.98%	5.44%	6.37%	6.54%	5.92%	6.01%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for the unmanaged index does not reflect any fees or expenses . The performance of the index is not necessarily representative of the Fund’s performance. Performance for the index begins on December 31, 2007.

3    Class A commenced operations on December 14, 2007 and performance for the class began on December 31, 2007. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2009, is calculated using the SEC–required uniform method to compute such return.

4    Class C commenced operations on December 14, 2007 and performance for the Class began on December 31, 2007. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

5    Class F shares commenced operations on December 14, 2007 and performance for the Class began on December 31, 2007. Performance is at net asset value.

6    Class I shares commenced operations on December 14, 2007 and performance for the Class began on December 31, 2007. Performance is at net asset value.

7    Class R2 shares commenced operations on December 14, 2007 and performance for the Class began on December 31, 2007. Performance is at net asset value.

8    Class R3 shares commenced operations on December 14, 2007 and performance for the Class began on December 31, 2007. Performance is at net asset value.

High Yield Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the BofA Merrill Lynch High Yield Master II Constrained Index assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2009

	1 Year	5 Years	10 Years	Life of Class
Class A3	47.47%	4.25%	5.37%	–
Class B4	49.45%	4.43%	5.35%	–
Class C5	53.74%	4.58%	5.21%	–
Class F6	54.89%	–	–	4.82%
Class I7	55.20%	5.61%	6.22%	–
Class P8	54.68%	5.17%	–	7.87%
Class R2[9]	54.20%	–	–	4.57%
Class R3[10]	54.34%	–	–	4.68%

Standardized Yield for the Period Ended November 30, 2009

Class A	Class B	Class C	Class F	Class I	Class P	Class R2	Class R3
8.67%	7.76%	7.70%	8.67%	8.80%	8.33%	8.19%	8.29%

1    Reflects the deduction of the maximum initial sales charge of 4.75%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 4.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2009 is calculated using the SEC-required uniform method to compute such return.

4    Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6    Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Performance is at net asset value.

8    Class P shares commenced operations and performance for the Class began on December 31, 2002. Performance is at net asset value.

9    Class R2 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

10    Class R3 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

Income Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Barclays Capital U.S. Aggregate Bond Index and the Barclays Capital Baa Corporate Bond Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2009

	1 Year	5 Years	10 Years	Life of Class
Class A3	32.45%	4.88%	5.58%	–
Class B4	33.91%	5.03%	5.54%	–
Class C5	37.80%	5.21%	5.43%	–
Class F6	39.15%	–	–	9.39%
Class I7	38.74%	6.22%	–	5.93%
Class R2[8]	39.46%	–	–	10.87%
Class R3[9]	38.65%	–	–	10.46%

Standardized Yield for the Period Ended November 30, 2009

Class A	Class B	Class C	Class F	Class I	Class R2	Class R3
5.08%	4.44%	4.42%	5.32%	5.44%	4.74%	4.93%

1    Reflects the deduction of the maximum initial sales charge of 4.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 4.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2009, is calculated using the SEC-required uniform method to compute such return.

4    Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6    Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Class I shares commenced operations and performance for the Class began on October 19, 2004. Performance is at net asset value.

8    Class R2 shares commenced operations and performance for the Class began on July 2, 2008. Performance is at net asset value.

9    Class R3 shares commenced operations and performance for the Class began on July 2, 2008. Performance is at net asset value.

Short Duration Income Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Barclays Capital 1-3 Year Government/Credit Bond Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2009

	1 Year	5 Years	10 Years	Life of Class
Class A3	18.61%	4.64%	4.89%	—
Class B4	16.34%	4.28%	—	3.46%
Class C5	20.21%	4.38%	4.34%	—
Class F6	21.42%	—	—	8.13%
Class I7	21.57%	5.53%	—	5.35%
Class R2[8]	—	—	—	4.56%	*
Class R3[9]	—	—	—	4.53%	*

Standardized Yield for the Period Ended November 30, 2009

Class A	Class B	Class C	Class F	Class I	Class R2	Class R3
3.98%	3.25%	3.17%	4.02%	4.21%	2.60%	3.73%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance of the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2009, is calculated using the SEC-required uniform method to compute such return.

4    Class B shares commenced operations on May 2, 2003. Performance reflects the deduction of a CDSC of 4% for 1 year and 1% for 5 years and 0% for life of class. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.)

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6    Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Class I shares commenced operations on October 19, 2004.

Performance is at net asset value.

8    Class R2 shares commenced operations and performance for the Class began on July 21, 2009. Performance is at net asset value.

9    Class R3 shares commenced operations and performance for the Class began on July 21, 2009. Performance is at net asset value.

*    Because Class R2 and R3 shares have existed for less than one year average annual returns are not provided.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2009 through November 30, 2009).

Actual Expenses

For each class of each Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period 6/1/09 – 11/30/09” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Convertible Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/09	11/30/09	6/1/09 - 11/30/09
Class A
Actual	$1,000.00	$1,164.20	$6.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.99	$6.12
Class B
Actual	$1,000.00	$1,161.10	$10.07
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.73	$9.40
Class C
Actual	$1,000.00	$1,160.30	$10.07
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.73	$9.40
Class F
Actual	$1,000.00	$1,166.80	$5.21
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.24	$4.86
Class I
Actual	$1,000.00	$1,166.80	$4.67
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.74	$4.36
Class P
Actual	$1,000.00	$1,163.50	$7.10
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.51	$6.63
Class R2
Actual	$1,000.00	$1,165.50	$7.22
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.41	$6.73
Class R3
Actual	$1,000.00	$1,163.90	$7.38
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.25	$6.88
†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.21% for Class A, 1.86% for Classes B and C, 0.96% for Class F, 0.86% for Class I, 1.31% for Class P, 1.33% for Class R2 and 1.36% for Class R3) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2009

Sector*	%**	Sector*	%**
Consumer Discretionary	9.65%	Media	1.51%
Consumer Staples	7.17%	Technology	19.08%
Energy	12.02%	Telecommunications	2.99%
Financials	13.57%	Transportation	1.40%
Healthcare	15.97%	Utilities	2.87%
Industrials	5.40%	Total	100.00%
Materials	8.37%
*	A sector may comprise several industries.
**	Represents percent of total investments.

Floating Rate Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/09	11/30/09	6/1/09 - 11/30/09
Class A
Actual	$1,000.00	$1,099.60	$4.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.83	$4.31
Class C
Actual	$1,000.00	$1,094.70	$7.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.62	$7.59
Class F
Actual	$1,000.00	$1,101.00	$3.16
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.08	$3.04
Class I
Actual	$1,000.00	$1,101.80	$2.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.56	$2.54
Class R2
Actual	$1,000.00	$1,101.90	$2.58
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.62	$2.48
Class R3
Actual	$1,000.00	$1,101.40	$3.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.16	$2.99
†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.85% for Class A, 1.50% for Class C, 0.60% for Class F, 0.50% for Class I, 0.49% for Class R2 and 0.59% for Class R3) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2009

Sector*	%**	Sector*	%**
Aerospace	0.35%	Information Technology	3.21%
Chemicals	4.09%	Manufacturing	8.11%
Consumer Non-Durables	2.31%	Media/Telecommunications	22.12%
Energy	2.19%	Metals/Minerals	3.29%
Financial	4.65%	Retail	5.77%
Food/Tobacco	2.82%	Service	6.74%
Forest Products	2.33%	Transportation	6.51%
Gaming/Leisure	4.78%	Utility	1.98%
Healthcare	11.08%	Short-Term Investments	6.23%
Housing	1.44%	Total	100.00%
*	A sector may comprise several industries.
**	Represents percent of total investments.

High Yield Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/09	11/30/09	6/1/09 - 11/30/09
Class A
Actual	$1,000.00	$1,209.30	$5.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.18	$4.96
Class B
Actual	$1,000.00	$1,205.30	$10.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.71	$9.60
Class C
Actual	$1,000.00	$1,205.30	$10.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.71	$9.60
Class F
Actual	$1,000.00	$1,209.60	$5.32
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.28	$4.86
Class I
Actual	$1,000.00	$1,210.50	$4.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.69	$4.56
Class P
Actual	$1,000.00	$1,209.60	$7.31
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.45	$6.68
Class R2
Actual	$1,000.00	$1,206.90	$8.30
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.71	$7.59
Class R3
Actual	$1,000.00	$1,207.60	$7.75
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.22	$7.08
†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.98% for Class A, 1.90% for Classes B and C, 0.96% for Class F, 0.90% for Class I, 1.32% for Class P, 1.50% for Class R2 and 1.40% for Class R3) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2009

Sector*	%**	Sector*	%**
Agency	0.01%	Local-Authority	0.69%
Banking	2.22%	Media	9.72%
Basic Industry	7.43%	Real Estate	0.36%
Brokerage	0.91%	Services Cyclical	13.66%
Capital Goods	5.81%	Services Non-Cyclical	6.57%
Consumer Cyclical	11.27%	Technology & Electronics	7.42%
Consumer Non-Cyclical	4.30%	Telecommunications	9.13%
Energy	8.24%	Utility	2.64%
Finance & Investment	2.60%	Short-Term Investment	3.12%
Foreign Government	0.42%	Total	100.00%
Insurance	3.48%
*	A sector may comprise several industries.
**	Represents percent of total investments.

Income Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/09	11/30/09	6/1/09 - 11/30/09
Class A
Actual	$1,000.00	$1,155.60	$5.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.06	$5.06
Class B
Actual	$1,000.00	$1,152.20	$8.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.80	$8.34
Class C
Actual	$1,000.00	$1,152.10	$8.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.80	$8.34
Class F
Actual	$1,000.00	$1,157.00	$4.06
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.32	$3.80
Class I
Actual	$1,000.00	$1,157.90	$3.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.81	$3.29
Class R2
Actual	$1,000.00	$1,157.90	$3.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.93	$3.29
Class R3
Actual	$1,000.00	$1,150.70	$6.20
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.32	$5.82
†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.00% for Class A, 1.65% for Classes B and C, 0.75% for Class F, 0.65% for Class I, 0.65% for Class R2 and 1.15% for Class R3) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2009

Sector*	%**	Sector*	%**
Auto	1.70%	Integrated Oils	3.28%
Basic Industry	3.20%	Materials and Processing	10.20%
Capital Goods	0.19%	Municipal	2.45%
Consumer Cyclicals	6.20%	Other	2.16%
Consumer Discretionary	2.45%	Producer Durables	2.05%
Consumer Non-Cyclical	0.32%	Technology	3.51%
Consumer Services	3.37%	Telecommunications	3.24%
Consumer Staples	4.36%	Transportation	2.01%
Energy	14.97%	U.S. Government	3.05%
Financial Services	19.82%	Utilities	8.39%
Foreign Government	1.03%	Short-Term Investment	0.25%
Healthcare	1.80%	Total	100.00%
*	A sector may comprise several industries.
**	Represents percent of total investments.

Short Duration Income Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/09	11/30/09	6/1/09 - 11/30/09
Class A
Actual	$1,000.00	$1,073.40	$3.53
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.66	$3.45
Class B
Actual	$1,000.00	$1,069.20	$7.68
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.64	$7.49
Class C
Actual	$1,000.00	$1,068.80	$7.68
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.64	$7.49
Class F
Actual	$1,000.00	$1,074.00	$3.02
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.16	$2.94
Class I
Actual	$1,000.00	$1,074.50	$2.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.62	$2.43
Class R2
Actual	$1,000.00	$1,045.60	$2.68
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.47	$2.65
Class R3
Actual	$1,000.00	$1,045.30	$3.65
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.53	$3.61
†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.68% for Class A, 1.48% for Classes B and C, 0.58% for Class F, 0.48% for Class I, 0.72% for Class R2, and 0.98% for Class R3) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period for Classes A, B, C, F, and I) or 133/365 (to reflect the period from July 21, 2009, commencement of investment operations, to November 30, 2009 for Classes R2 and R3).

Portfolio Holdings Presented by Sector

November 30, 2009

Sector*	%**	Sector*	%**
Auto	0.71%	Integrated Oils	1.14%
Basic Industry	1.89%	Materials and Processing	4.30%
Capital Goods	0.32%	Other	1.51%
Consumer Cyclicals	3.66%	Producer Durables	1.37%
Consumer Discretionary	0.99%	Technology	0.80%
Consumer Services	1.93%	Telecommunications	3.26%
Consumer Staples	2.64%	Transportation	0.92%
Energy	5.98%	U.S. Government	1.00%
Financial Services	57.50%	Utilities	3.69%
Foreign Government	0.34%	Short-Term Investments	4.21%
Healthcare	1.84%	Total	100.00%
*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

CONVERTIBLE FUND November 30, 2009

Investments	Shares (000)	Value
LONG-TERM INVESTMENTS 98.61%

COMMON STOCKS 2.80%

Advertising 0.24%
Omnicom Group, Inc.	23	$844,560

Aerospace & Defense 0.32%
Honeywell International, Inc.	30	1,154,100

Biotechnology 0.22%
Amgen, Inc.*	14	788,900

Chemicals 0.12%
Rockwood Holdings, Inc.*	20	450,200

Diversified Financials 0.72%
JPMorgan Chase & Co.	60	2,549,400

Machinery 0.23%
Emerson Electric Co.	20	828,200

Oil & Gas Products 0.61%
ConocoPhillips	20	1,035,400
Quicksilver Resources, Inc.*	85	1,131,350

Total		2,166,750

Pharmaceuticals 0.31%
Pfizer, Inc.	60	1,090,200

Retail: Specialty 0.03%
Charming Shoppes, Inc.*	20	96,400

Total Common Stocks (cost $9,934,422)		9,968,710

	Interest Rate	Maturity Date	Principal Amount (000)
CONVERTIBLE BONDS 73.26%

Advertising 0.10%
Interpublic Group of Cos., Inc.	4.25%	3/15/2023	$350	342,125

Autos 0.47%
Ford Motor Co.	4.25%	11/15/2016	1,450	1,658,437

See Notes to Financial Statements.

Schedule of Investments (continued)

CONVERTIBLE FUND November 30, 2009

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
Beverages 3.34%
Central Euro Distribution Corp.	3.00%		3/15/2013	$6,790	$5,678,137
Molson Coors Brewing Co.	2.50%		7/30/2013	5,600	6,209,000

Total					11,887,137

Biotechnology 5.21%
Human Genome Sciences, Inc.	2.25%		10/15/2011	2,650	4,965,437
Illumina, Inc.	0.625%		2/15/2014	1,220	1,715,625
Incyte Corp.†	4.75%		10/1/2015	2,525	3,118,375
Life Technologies Corp.	3.25%		6/15/2025	3,905	4,568,850
Vertex Pharmaceuticals, Inc.	4.75%		2/15/2013	2,450	4,149,688

Total					18,517,975

Commercial Services 2.75%
Fluor Corp.	1.50%		2/15/2024	1,225	1,874,250
Quanta Services, Inc.	3.75%		4/30/2026	3,466	3,595,975
WESCO International, Inc.	6.00%		9/15/2029	3,576	4,291,200

Total					9,761,425

Communications Equipment 1.80%
ADC Telecommunications, Inc.	1.593%	#	6/15/2013	5,000	3,937,500
Alcatel-Lucent USA, Inc.	2.875%		6/15/2025	1,000	840,000
Ciena Corp.	0.25%		5/1/2013	2,100	1,617,000

Total					6,394,500

Computers & Peripherals 2.32%
NetApp, Inc.	1.75%		6/1/2013	5,480	6,425,300
SanDisk Corp.	1.00%		5/15/2013	2,300	1,811,250

Total					8,236,550

Diversified Financials 3.34%
Affiliated Managers Group, Inc.	3.95%		8/15/2038	7,625	7,443,906
Euronet Worldwide, Inc.	3.50%		10/15/2025	4,770	4,418,212

Total					11,862,118

Diversified Metals & Mining 1.14%
Alcoa, Inc.	5.25%		3/15/2014	850	1,794,562
Patriot Coal Corp.	3.25%		5/31/2013	2,000	1,570,000
Sterlite Industries India Ltd. (India)(a)	4.00%		10/30/2014	655	687,750

Total					4,052,312

See Notes to Financial Statements.

Schedule of Investments (continued)

CONVERTIBLE FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Electronic Equipment & Instruments 1.86%
General Cable Corp.	1.00%	10/15/2012	$10	$9,287
Teradyne, Inc.	4.50%	3/15/2014	3,675	6,605,813

Total				6,615,100

Entertainment 1.16%
Regal Entertainment Group†	6.25%	3/15/2011	4,105	4,110,131

Foods 0.53%
Smithfield Foods, Inc.	4.00%	6/30/2013	915	910,425
Spartan Stores, Inc.	3.375%	5/15/2027	1,240	990,450

Total				1,900,875

Health Services 0.34%
Five Star Quality Care, Inc.	3.75%	10/15/2026	1,570	1,224,600

Healthcare Equipment & Supplies 4.38%
Beckman Coulter, Inc.	2.50%	12/15/2036	2,960	3,370,700
Fisher Scientific International, Inc.	3.25%	3/1/2024	2,600	3,406,000
Laboratory Corporation of America Holdings	Zero Coupon	9/11/2021	4,766	4,736,212
NuVasive, Inc.	2.25%	3/15/2013	4,100	4,064,125

Total				15,577,037

Homebuilders 0.43%
D.R. Horton, Inc.	2.00%	5/15/2014	1,425	1,535,437

Information Technology Services 0.47%
BearingPoint, Inc.†(b)	5.00%	4/15/2025	5,775	808,500
SAVVIS, Inc.	3.00%	5/15/2012	950	851,438

Total				1,659,938

Insurance-Reinsurance 0.48%
Old Republic International Corp.	8.00%	5/15/2012	1,500	1,708,125

Internet Software & Services 1.30%
Blackboard, Inc.	3.25%	7/1/2027	4,530	4,609,275

Leisure Products 1.53%
International Game Technology†	3.25%	5/1/2014	4,435	5,443,962

Lodging 0.53%
Wyndham Worldwide Corp.	3.50%	5/1/2012	1,200	1,897,500

See Notes to Financial Statements.

Schedule of Investments (continued)

CONVERTIBLE FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Machinery 1.19%
Ingersoll-Rand Co., Ltd.	4.50%	4/15/2012	$2,050	$4,215,313

Miscellaneous: Energy 2.60%
Evergreen Energy, Inc.†	8.00%	8/1/2012	5,930	1,867,950
Suntech Power Holdings Co., Ltd. (China)(a)	3.00%	3/15/2013	4,500	3,436,875
Yingli Green Energy Holding Co., Ltd. (China)(a)	Zero Coupon	12/15/2012	3,725	3,948,500

Total				9,253,325

Miscellaneous: Financial 2.29%
Cherating Capital Ltd. (Malaysia)(a)	2.00%	7/5/2012	4,100	4,535,625
MF Global Ltd.	9.00%	6/20/2038	3,350	3,613,813

Total				8,149,438

Miscellaneous: Industrials 0.83%
EnerSys (Zero Coupon after 6/1/2015)(c)	3.375%	6/1/2038	3,338	2,962,475

Miscellaneous: Transportation 0.64%
DryShips, Inc. (Greece)(a)	5.00%	12/1/2014	2,195	2,288,287

Oil & Gas Products 0.68%
NorthernStar Natural Gas, Inc.	5.00%	5/15/2014	2,550	2,422,500

Oil Services 1.64%
Core Laboratories LP	0.25%	10/31/2011	3,000	3,637,500
Helix Energy Solutions Group, Inc.	3.25%	12/15/2025	2,000	1,752,500
SEACOR Holdings, Inc.	2.875%	12/15/2024	400	422,500

Total				5,812,500

Oil: Integrated 3.43%
Chesapeake Energy Corp.	2.75%	11/15/2035	5,675	5,291,938
Hercules Offshore, Inc. (Zero Coupon after 6/1/2013)†(d)	3.375%	6/1/2038	1,765	1,420,825
Penn Virginia Corp.	4.50%	11/15/2012	5,150	4,738,000
Quicksilver Resources, Inc.	1.875%	11/1/2024	663	741,731

Total				12,192,494

Pharmaceuticals 3.40%
Biovail Corp. (Canada)†(a)	5.375%	8/1/2014	3,360	3,977,400
Teva Pharmaceutical Finance LLC (Israel)(a)	0.25%	2/1/2026	3,400	3,965,250

See Notes to Financial Statements.

Schedule of Investments (continued)

CONVERTIBLE FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pharmaceuticals (continued)
United Therapeutics Corp.	0.50%	10/15/2011	$3,203	$4,139,878

Total				12,082,528

Precious Metals 0.89%
Newmont Mining Corp.	3.00%	2/15/2012	2,360	3,168,300

Real Estate 5.33%
Host Hotels & Resorts LP†	2.625%	4/15/2027	5,265	4,837,219
ProLogis	2.25%	4/1/2037	8,375	7,778,281
Rayonier TRS Holdings, Inc.	3.75%	10/15/2012	3,000	3,142,500
Vornado Realty LP	3.875%	4/15/2025	2,950	3,197,063

Total				18,955,063

Retail: Specialty 2.08%
Charming Shoppes, Inc.	1.125%	5/1/2014	5,260	3,708,300
Penske Auto Group, Inc.	3.50%	4/1/2026	3,650	3,677,375

Total				7,385,675

Semiconductors 5.57%
Advanced Micro Devices, Inc.	5.75%	8/15/2012	1,000	983,750
Intel Corp.†	3.25%	8/1/2039	2,000	2,222,500
Micron Technology, Inc.	1.875%	6/1/2014	6,550	5,346,438
ON Semiconductor Corp.	2.625%	12/15/2026	7,015	7,181,606
TTM Technologies, Inc.	3.25%	5/15/2015	4,300	4,052,750

Total				19,787,044

Software-Applications & Systems 3.69%
EMC Corp.	1.75%	12/1/2011	3,230	3,859,850
Informatica Corp.	3.00%	3/15/2026	3,400	4,186,250
Sybase, Inc.†	3.50%	8/15/2029	2,600	2,947,750
Take-Two Interactive Software, Inc.	4.375%	6/1/2014	1,670	2,139,688

Total				13,133,538

Steel 1.71%
Steel Dynamics, Inc.	5.125%	6/15/2014	2,200	2,700,500
United States Steel Corp.	4.00%	5/15/2014	2,130	3,394,688

Total				6,095,188

Textiles & Apparel 0.86%
Iconix Brand Group, Inc.	1.875%	6/30/2012	3,500	3,066,875

See Notes to Financial Statements.

Schedule of Investments (continued)

CONVERTIBLE FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wireless Communications Services 2.95%
Leap Wireless International, Inc.	4.50%	7/15/2014	$1,830	$1,445,700
NII Holdings, Inc.	3.125%	6/15/2012	8,090	7,351,788
SBA Communications Corp.†	4.00%	10/1/2014	1,355	1,703,913

Total				10,501,401

Total Convertible Bonds (cost $247,676,160)				260,466,503

			Shares (000)
CONVERTIBLE PREFERRED STOCKS 22.31%

Auto Parts 0.88%
Autoliv, Inc. (Sweden)(a)	8.00%		56	3,143,283

Communications Equipment 1.82%
Lucent Technologies Capital Trust I	7.75%		9	6,454,980

Consumer Services 0.21%
United Rentals Trust I	6.50%		26	755,794

Diversified Financials 0.51%
AMG Capital Trust I	5.10%		46	1,801,706

Diversified Metals & Mining 4.38%
Freeport-McMoRan Copper & Gold, Inc.	6.75%		60	7,109,781
Vale Capital Ltd. (Brazil)(a)	5.50%		160	8,454,037

Total				15,563,818

Foods 3.20%
Archer Daniels Midland Co.	6.25%		138	5,870,835
Bunge Ltd.	5.125%		9	5,495,750

Total				11,366,585

Household Durables 1.45%
Stanley Works (The)	5.125%		6	5,139,000

Insurance-Casualty 0.72%
XL Capital Ltd.	10.75%		91	2,550,290

Natural Gas Diversified 0.62%
El Paso Corp.	4.99%		3	2,219,375

Oil: Integrated 2.03%
ATP Oil & Gas Corp.†	8.00%		33	3,206,400

See Notes to Financial Statements.

Schedule of Investments (concluded)

CONVERTIBLE FUND November 30, 2009

Investments	Interest Rate		Shares (000)	Value
Oil: Integrated (continued)
Whiting Petroleum Corp.	6.25%		25	$3,999,856

Total				7,206,256

Pharmaceuticals 1.88%
Mylan, Inc.	6.50%		6	6,699,000

Railroads 0.74%
Kansas City Southern	5.125%		2	2,637,425

Textiles & Apparel 1.04%
Retail Ventures, Inc.	6.625%		91	3,703,275

Utilities: Electric 2.83%
AES Trust III	6.75%		133	6,048,853
FPL Group, Inc.	8.375%		80	4,007,203

Total				10,056,056

Total Convertible Preferred Stocks (cost $71,266,823)				79,296,843

		Maturity Date	Principal Amount (000)
CORPORATE BOND 0.24%

Oil & Gas Products
NorthernStar Natural Gas, Inc. (cost $1,187,648)	5.00%	5/15/2014	$1,031	850,936

Total Investments in Securities 98.61% (cost $330,065,053)				350,582,992

Other Assets in Excess of Liabilities 1.39%				4,944,122

Net Assets 100.00%				$355,527,114

†

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be resold to qualified institutional investors. Unless otherwise noted, 144A securities are deemed to be liquid.

*	Non-income producing security.
#	Variable rate security. The interest rate represents the rate at November 30, 2009.
(a)	Foreign security traded in U.S. dollars.
(b)	Defaulted security.
(c)

The notes will not bear any interest after the six-month period ending June 1, 2015, but will accrete principal beginning on June 1, 2015 at the rate that provides holders with an aggregate yield to maturity of 3.375% per year. Beginning with the six-month period commencing on June 1, 2015, the issuer will pay contingent interest during any six-month interest period to the holders of notes if the trading price of the notes for each of the five trading days ending on, and including, the second trading day immediately preceding the first day of the applicable six-month period equals or excludes 130% of the accreted principal amount of the notes.

(d)

The notes will not bear any interest after the six-month period ending June 1, 2013, but will accrete principal beginning on June 1, 2013 at the rate that provides holders with an aggregate yield to maturity of 3.375% per year. Beginning with the six-month period commencing on or after June 1, 2013, the issuer will pay contingent interest during any six-month interest period to the holders of notes if the trading price of the notes for each of the five trading days ending on the second trading day immediately preceding the first day of the applicable interest period equals or excludes 120% of the accreted principal amount of the notes.

See Notes to Financial Statements.

Schedule of Investments

FLOATING RATE FUND November 30, 2009

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
LONG-TERM INVESTMENTS 96.94%

CORPORATE BONDS 5.68%

Consumer Non-Durables 0.06%
Owens-Brockway Glass Container, Inc.	7.375%		5/15/2016	$250	$254,375

Energy 0.60%
El Paso Corp.	8.25%		2/15/2016	250	260,000
Forest Oil Corp.†	8.50%		2/15/2014	250	256,875
Hercules Offshore, Inc.†	10.50%		10/15/2017	2,000	2,030,000
Quicksilver Resources, Inc.	8.25%		8/1/2015	250	250,000

Total					2,796,875

Financial 0.04%
NXP BV LLC (Netherlands)(a)	3.034%	#	10/15/2013	250	191,563

Food/Tobacco 0.06%
Del Monte Corp.†	7.50%		10/15/2019	250	253,750

Forest Products 0.13%
Georgia-Pacific LLC†	8.25%		5/1/2016	250	266,250
International Paper Co.	7.95%		6/15/2018	175	202,914
Rock-Tenn Co.	9.25%		3/15/2016	125	135,000

Total					604,164

Gaming/Leisure 0.97%
Ameristar Casinos, Inc.†	9.25%		6/1/2014	250	256,250
Belo Corp.	8.00%		11/15/2016	200	202,500
Easton-Bell Sports, Inc.†	9.75%		12/1/2016	300	307,125
FelCor Lodging LP†	10.00%		10/1/2014	300	294,000
Harrah’s Operating Co., Inc.†	11.25%		6/1/2017	250	256,875
Harrah’s Operating Escrow LLC/Harrah’s Escrow Corp.†	11.25%		6/1/2017	250	256,250
Host Hotels & Resorts LP†	9.00%		5/15/2017	500	528,750
MGM Mirage†	10.375%		5/15/2014	250	268,125
Mohegan Tribal Gaming Authority†	11.50%		11/1/2017	375	369,375
Scientific Games International, Inc.	9.25%		6/15/2019	500	521,875
WMG Acquisition Corp.†	9.50%		6/15/2016	500	540,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.†	7.875%		11/1/2017	750	750,000

Total					4,551,125

See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2009

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
Healthcare 0.27%
Axcan Intermediate Holdings, Inc.	12.75%		3/1/2016	$50	$54,875
HCA, Inc.†	7.875%		2/15/2020	650	667,875
HCA, Inc.†	9.875%		2/15/2017	250	271,250
Select Medical Corp.	7.625%		2/1/2015	250	240,625

Total					1,234,625

Housing 0.21%
K Hovnanian Enterprises, Inc.†	10.625%		10/15/2016	500	512,500
KB Home	9.10%		9/15/2017	450	470,250

Total					982,750

Manufacturing 0.10%
Actuant Corp.	6.875%		6/15/2017	500	480,625

Media/Telecommunications 1.65%
CC Holdings GS V LLC/Crown Castle GS III Corp.†	7.75%		5/1/2017	500	531,250
Cellco Partnership/Verizon Wireless Capital LLC	8.50%		11/15/2018	475	607,787
Cinemark USA, Inc.†	8.625%		6/15/2019	750	776,250
CSC Holdings, Inc.†	8.50%		4/15/2014	250	264,063
DigitalGlobe, Inc.†	10.50%		5/1/2014	250	268,750
Discovery Communications LLC	5.625%		8/15/2019	500	527,882
FoxCo Acquisition Sub LLC†	13.375%		7/15/2016	500	378,125
Hughes Network Systems LLC	9.50%		4/15/2014	500	502,500
Intelsat Subsidiary Holding Co., Ltd.†	8.875%		1/15/2015	250	253,750
Mediacom Communications Corp.†	9.125%		8/15/2019	500	510,000
Qwest Communications International, Inc.†	8.00%		10/1/2015	250	251,250
Qwest Corp.	3.549%	#	6/15/2013	750	707,812
SBA Telecommunications, Inc.†	8.25%		8/15/2019	250	261,250
Universal City Development Partners Ltd.†	8.875%		11/15/2015	425	415,438
Virgin Media Finance plc (United Kingdom)(a)	8.375%		10/15/2019	500	502,500
Wind Acquisition Finance SA (Italy)†(a)	11.75%		7/15/2017	400	446,000
XM Satellite Radio, Inc.†	11.25%		6/15/2013	500	530,000

Total					7,734,607

Metals/Minerals 0.21%
Algoma Acquisition Corp. (Canada)†(a)	9.875%		6/15/2015	250	213,750
Drummond Co., Inc.†	9.00%		10/15/2014	200	205,000
Teck Resources Ltd. (Canada)(a)	9.75%		5/15/2014	500	564,375

Total					983,125

See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Retail 0.15%
Ingles Markets, Inc.	8.875%	5/15/2017	$500	$517,500
Toys “R” Us Property Co. LLC†	8.50%	12/1/2017	200	200,000

Total				717,500

Service 0.11%
Corrections Corp. of America	7.75%	6/1/2017	500	522,500

Transportation 0.57%
Goodyear Tire & Rubber Co. (The)	10.50%	5/15/2016	250	270,000
Navistar International Corp.	8.25%	11/1/2021	700	691,250
Stanadyne Corp.	10.00%	8/15/2014	1,000	885,000
TRW Automotive, Inc.†	8.875%	12/1/2017	800	802,000

Total				2,648,250

Utility 0.56%
Calpine Corp.†	7.25%	10/15/2017	2,503	2,352,820
Inergy LP/Inergy Finance Corp.	8.75%	3/1/2015	250	256,250

Total				2,609,070

Total Corporate Bonds (cost $24,924,947)				26,564,904

FLOATING RATE LOANS(b) 91.26%

Aerospace 0.36%
Hawker Beechcraft Acquistion Co. LLC Term Loan	10.50%	3/26/2014	500	489,375
TransDigm Group, Inc. Term Loan	2.289%	6/23/2013	1,250	1,192,187

Total				1,681,562

Chemicals 4.23%
Ashland Chemical, Inc. Term Loan A	6.50%	11/13/2013	576	579,231
Ashland Chemical, Inc. Term Loan B	7.65%	5/13/2014	2,704	2,755,313
Celanese Holdings LLC Dollar Term Loan	2.037%	4/2/2014	732	682,403
Hexion Specialty Chemicals Term Loan C1	2.563%	5/6/2013	2,047	1,705,567
Hexion Specialty Chemicals Term Loan C2	2.563%	5/6/2013	445	370,498
Huntsman International LLC Term Loan C	2.484%	6/30/2016	875	797,344
INEOS U.S. Intermediate Finance LLC Term Loan B2	7.501%	12/16/2013	1,735	1,498,915
INEOS U.S. Intermediate Finance LLC Term Loan C2	10.001%	12/16/2014	1,735	1,498,915
Momentive Performance Materials, Inc. Term Loan B	2.69%	12/4/2013	1,528	1,383,192
Nalco Co. Term Loan	6.50%	5/13/2016	4,478	4,525,073
Rockwood Specialties Group, Inc. Term Loan H	6.00%	5/15/2014	3,982	4,005,767

Total				19,802,218

See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Consumer Non-Durables 2.34%
Jarden Corp. Term Loan B4	3.533%	1/26/2015	$1,429	$1,409,224
Levi Strauss & Co. Term Loan	2.487%	3/27/2014	1,160	1,057,775
Reynolds Group Holdings, Inc. Dollar Term Loan	6.25%	11/6/2015	3,200	3,203,002
Sensus Metering Systems, Inc. Term Loan B3	7.00%	6/3/2013	5,240	5,256,732

Total				10,926,733

Energy 1.67%
CGGVeritas Services, Inc. Term Loan B	3.478% - 4.095%	1/12/2014	1,553	1,526,987
Dresser, Inc. Term Loan	2.521%	5/4/2014	2,885	2,662,443
Hercules Offshore, Inc. Term Loan B	8.50%	7/11/2013	2,068	1,986,933
IFM Colonial Pipeline 2 Term Loan B	2.24% - 2.27%	2/27/2012	734	707,894
Petroleum Geo-Services Term Loan B	2.03%	6/29/2015	978	912,670

Total				7,796,927

Financial 4.77%
Alliant Holdings I Ltd. Term Loan B	3.283%	8/21/2014	2,494	2,275,445
CIT Group, Inc. Term Loan A	9.50%	1/18/2012	5,000	5,089,585
HUB International Holdings, Inc. Term Loan B	6.75%	6/12/2014	4,000	3,955,000
Nuveen Investments, Inc. Second Lien Term Loan	12.50%	7/31/2015	1,375	1,418,828
Nuveen Investments, Inc. Term Loan	3.281% - 3.282%	11/13/2014	4,609	3,875,059
Royalty Pharma Finance Trust Term Loan B	2.533%	4/16/2013	1,160	1,113,949
USI Holdings Corp. Incremental Term Loan	5.30%	5/5/2014	2,500	2,426,563
USI Holdings Corp. Term Loan	3.04%	5/5/2014	2,490	2,155,764

Total				22,310,193

Food/Tobacco 2.86%
ARAMARK Corp. Synthetic Letter of Credit	2.145%	1/27/2014	67	61,048
ARAMARK Corp. Term Loan	2.109% - 2.158%	1/27/2014	1,025	928,279
Dole Food Co., Inc. Credit Link Deposit(c)	0.284%	4/12/2013	645	651,512
Dole Food Co., Inc. Term Loan B	8.00%	4/12/2013	1,125	1,135,958
Dole Food Co., Inc. Term Loan C	8.00%	4/12/2013	3,717	3,754,363
Michael Foods, Inc. Term Loan A	6.00%	10/30/2012	3,000	3,015,000
OSI Restaurant Partners LLC Revolver	0.12% - 2.563%	6/14/2013	156	127,318
OSI Restaurant Partners LLC Term Loan B	2.563%	6/14/2014	1,835	1,496,205

See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Food/Tobacco (continued)
Pinnacle Foods Group, Inc. Term Loan B	2.994%	4/2/2014	$1,409	$1,286,789
Wm. Wrigley Jr. Co. Term Loan B	6.50%	9/30/2014	938	943,094

Total				13,399,566

Forest Products 2.27%
Anchor Glass Container Corp. Term Loan B	6.75%	6/20/2014	552	553,830
Boise Paper Holdings LLC Term Loan B	5.75%	2/24/2014	644	649,204
Georgia-Pacific LLC New Term Loan C	3.492% - 3.552%	12/20/2014	1,380	1,355,972
Graham Packaging Co. LP Term Loan C	6.75%	4/5/2014	4,010	4,013,443
Graphic Packaging International, Inc. Term Loan C	2.984% - 3.25%	5/16/2014	2,235	2,114,597
Smurfit Stone Container Enterprises, Inc. Deposit Funded Loan(d)	4.50%	11/1/2010	173	169,016
Smurfit Stone Container Enterprises, Inc. Revolver(d)	2.50% - 4.50%	11/2/2009	861	844,215
Smurfit Stone Container Enterprises, Inc. Revolver(d)	2.50% - 5.00%	11/1/2009	286	280,000
Smurfit Stone Container Enterprises, Inc. Term Loan B(d)	2.50%	11/1/2011	197	192,345
Smurfit Stone Container Enterprises, Inc. Term Loan C(d)	2.50%	11/1/2011	371	361,380
Smurfit Stone Container Enterprises, Inc. Term Loan C1(d)	2.50%	11/1/2011	112	109,261

Total				10,643,263

Gaming/Leisure 3.97%
24 Hour Fitness Worldwide, Inc. Term Loan B	2.74% - 2.79%	6/8/2012	2,500	2,341,668
CCM Merger, Inc. Term Loan B	8.50%	7/13/2012	3,478	3,322,662
Green Valley Ranch Gaming LLC First Lien Term Loan B	2.281% - 2.284%	2/16/2014	1,995	1,463,612
Green Valley Ranch Gaming LLC Second Lien Term Loan	3.52%	2/8/2014	1,000	247,500
Harrah’s Operating Co., Inc. Incremental Term Loan B4	9.50%	10/31/2016	4,000	3,887,000
Harrah’s Operating Co., Inc. Term Loan B2	3.282%	1/28/2015	1,229	958,413
SW Acquisition Co., Inc. Term Loan	5.75%	5/31/2016	4,000	4,015,000
Town Sports International, Inc. Term Loan	2.063%	2/27/2014	2,541	2,350,187

Total				18,586,042

See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Healthcare 11.19%
Alliance Healthcare Services, Inc. Term Loan B	5.50%	6/1/2016	$4,000	$3,955,000
APP Pharmaceuticals LLC Term Loan B2	6.75%	9/10/2014	1,103	1,110,151
Bausch & Lomb, Inc. Delayed Draw Term Loan	3.504% - 3.533%	4/24/2015	1,194	1,122,631
Bausch & Lomb, Inc. Term Loan	3.533%	4/24/2015	4,918	4,622,889
Biomet, Inc. Term Loan B	3.254% - 3.285%	3/25/2015	4,065	3,860,975
Catalent Pharma Solutions Dollar Term Loan	2.484%	4/10/2014	492	415,704
Community Health Systems, Inc. Delayed Draw Term Loan	2.506%	7/25/2014	178	163,320
Community Health Systems, Inc. Term Loan	2.484% - 2.506%	7/25/2014	3,493	3,201,378
Fresenius U.S. Finance I, Inc. Term Loan B1	6.75%	9/10/2014	1,875	1,887,021
Hanger Orthopedic Group, Inc. Term Loan B	2.24%	5/26/2013	1,845	1,738,943
HCA, Inc. Term Loan B	2.533%	11/18/2013	4,656	4,335,330
Health Management Associates Term Loan B	2.033%	2/28/2014	985	897,797
HealthSouth Corp. Term Loan B	2.54% - 2.55%	3/11/2013	363	339,696
HealthSouth Corp. Term Loan B Extended	4.04% - 4.05%	3/15/2014	299	283,433
IASIS Healthcare Corp. Delayed Draw Term Loan	2.234%	3/14/2014	358	332,345
IASIS Healthcare Corp. Synthetic Letter of Credit	2.235%	3/14/2014	97	89,747
IASIS Healthcare Corp. Term Loan B	2.234%	3/14/2014	1,035	960,350
IASIS Healthcare Corp. Term Loan PIK	5.531%	6/13/2014	1,531	1,369,131
Life Technologies Corp. Term Loan A	2.734% - 2.781%	11/21/2013	962	952,405
Life Technologies Corp. Term Loan B	5.25%	11/20/2015	2,463	2,464,750
Mylan Laboratories, Inc. Term Loan B	3.50% -3.563%	10/2/2014	3,954	3,813,706
National Mentor Holdings, Inc. Letter of Credit	2.436%	6/29/2013	29	25,946
National Mentor Holdings, Inc. Term Loan B	2.29%	6/29/2013	470	420,468
Rehabcare Group, Inc. Term Loan	6.00%	11/20/2015	5,600	5,544,700
Select Medical Corp. Extended Term Loan B	4.017%	8/22/2014	1,894	1,856,066
Vanguard Health Holding Co. II Replacement Term Loan	2.485%	9/23/2011	975	948,322
Warner Chilcott plc Term Loan A	5.50%	10/30/2014	2,169	2,166,435

See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Healthcare (continued)
Warner Chilcott plc Term Loan B1	5.75%	4/30/2015	$1,085	$1,083,387
Warner Chilcott plc Term Loan B2	5.75%	4/30/2015	2,386	2,383,450

Total				52,345,476

Housing 1.28%
Building Materials Holding Corp. First Lien Term Loan	3.00%	2/24/2014	583	530,653
Goodman Global, Inc. Term Loan B	6.25%	2/13/2014	5,430	5,446,969

Total				5,977,622

Information Technology 3.32%
Brocade Communications Systems, Inc. Term Loan B	6.25%	10/7/2013	4,351	4,382,699
Commscope, Inc. Term Loan B	2.734% - 2.783%	12/26/2014	1,000	955,000
Dealer Computer Services, Inc. First Lien Term Loan	2.234%	10/26/2012	1,000	915,625
Fidelity National Information Solutions, Inc. Term Loan C	4.466%	1/18/2012	225	224,505
Freescale Semiconductor Term Loan B	1.994%	11/29/2013	1,488	1,221,211
Freescale Semiconductor, Inc. Incremental Term Loan	12.50%	12/15/2014	2,000	2,053,334
Nuance Communications, Inc. Term Loan B1	2.25%	3/29/2013	991	944,017
SERENA Software, Inc. Term Loan B	2.322%	3/10/2013	961	880,397
SunGard Data Systems, Inc. Incremental Term Loan	6.75%	2/28/2014	3,224	3,261,416
SunGard Data Systems, Inc. Term Loan B	3.879% - 3.900%	2/26/2016	719	679,483

Total				15,517,687

Manufacturing 8.28%
Baldor Electric Co. Term Loan B	5.25%	1/31/2014	3,971	3,958,787
Brand Energy & Infrastructure Services, Inc. Term Loan B2	3.563%	2/7/2014	3,463	3,175,980
Edwards (Cayman Islands II) Ltd. First Lien Term Loan	2.256%	5/31/2014	1,068	900,794
Gentek, Inc. Term Loan	7.00%	10/28/2014	3,600	3,626,251
Itron, Inc. Dollar Term Loan	3.99%	4/18/2014	3,355	3,341,386
Johnson Diversey, Inc. Term Loan B	5.50%	11/24/2015	2,400	2,400,000
Manitowoc Co., Inc. (The) Term Loan B	7.50%	11/6/2014	5,228	5,035,287
Mueller Water Products, Inc. Term Loan B	5.281% - 5.283%	5/23/2014	5,065	4,979,428

See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Manufacturing (continued)
Precision Drilling Corp. Term Loan B1	9.25%	9/30/2014	$4,406	$4,433,835
Precision Drilling Corp. Term Loan B2	11.25%	9/30/2014	1,974	2,013,353
Rexnord Corp. Term Loan B	2.75% - 2.813%	7/19/2013	1,931	1,826,042
Veyance Technologies, Inc. Delayed Draw Term Loan	2.49%	7/31/2014	866	690,957
Veyance Technologies, Inc. Initial Term Loan	2.49%	7/31/2014	2,982	2,378,758

Total				38,760,858

Media/Telecommunications 21.21%
Atlantic Broadband Finance LLC Term Loan B2 B	6.75%	6/1/2013	5,941	5,911,212
Carmike Cinemas, Inc. Term Loan	4.24%	5/19/2012	1,170	1,143,370
Cedar Fair LP Term Loan B Extended	4.234%	8/30/2014	2,309	2,203,113
Cengage Learning Acquisitions, Inc. Incremental Term Loan	7.50%	7/3/2014	2,995	2,968,744
Cequel Communications LLC New Term Loan	2.255% - 4.25%	11/5/2013	2,244	2,080,342
Cequel Communications LLC Term Loan A	2.261%	5/5/2014	1,000	999,875
Cequel Communications LLC Term Loan B PIK	6.257%	5/5/2014	3,762	3,761,479
Charter Communications Operating LLC New Term Loan	9.25%	3/6/2014	5,512	5,595,657
Cinemark USA, Inc. Term Loan	1.99% - 2.04%	10/5/2013	571	538,161
Consolidated Communications, Inc. Delayed Draw Term Loan	2.74%	12/31/2014	1,000	881,250
Consolidated Communications, Inc. Term Loan B	2.74%	12/31/2014	1,000	925,000
DIRECTV Holdings, LLC Term Loan C	5.25%	4/13/2013	4,473	4,462,180
Discovery Communications Holdings, LLC Term Loan B	2.283%	5/14/2014	981	946,008
Discovery Communications Holdings, LLC Term Loan C	5.25%	5/14/2014	1,493	1,504,813
FoxCo Acquisition Sub LLC Term Loan	7.25%	7/14/2015	3,458	3,207,246
Hughes Network Systems LLC Term Loan	2.813%	4/15/2014	2,500	2,300,000
Intelsat Jackson Holdings, Ltd. Term Loan	3.242%	2/2/2014	3,000	2,652,000
Intelsat Subsidiary Holding Co., Ltd. Term Loan B	2.742%	7/3/2013	1,181	1,110,954
Knology, Inc. Extended Term Loan	3.783%	6/30/2014	3,242	3,112,200
Lamar Media Corp. Incremental Term Loan B	5.50%	9/28/2012	1,973	1,972,973

See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Media/Telecommunications (continued)
Lamar Media Corp. Series F	5.50%	3/31/2014	$1,990	$1,997,439
Lamar Media Corp. Term Loan B	5.50%	9/30/2012	1,459	1,453,057
Level 3 Financing, Inc. Term Loan A	2.53%	3/13/2014	2,000	1,700,834
MCC Iowa LLC Term Loan E	6.50%	1/3/2016	3,372	3,389,695
Mediacom Illinois LLC Term Loan D	5.50%	3/31/2017	3,000	3,001,875
Metro-Goldwyn-Mayer Studios, Inc. Term Loan B(c)	20.50%	4/8/2012	490	310,645
Nielsen Finance LLC Term Loan B	3.992%	5/2/2016	4,291	3,942,575
nTelos, Inc. Term Loan B	5.75%	8/7/2015	1,750	1,754,375
Palm, Inc. Term Loan	3.79%	10/24/2014	4,354	3,737,290
Regal Cinemas, Inc. Term Loan	4.033%	10/28/2013	1,481	1,460,578
Sinclair Television Group, Inc. Term Loan B	6.50%	10/31/2015	4,800	4,820,002
Telesat Canada Term Loan I (Canada)(a)	3.24%	10/31/2014	3,191	2,986,454
Telesat Canada Term Loan II (Canada)(a)	3.24%	10/31/2014	274	256,510
TowerCo Finance LLC Term Loan	6.00%	11/24/2014	1,600	1,605,000
Universal City Development Partners, Ltd. Term Loan B	6.50%	10/20/2014	5,250	5,240,975
Univision Communications, Inc. Term Loan B	2.533%	9/29/2014	5,000	4,123,440
Weather Channel Term Loan B	7.25%	9/12/2015	1,982	1,990,779
West Corp. Term Loan B2	2.609% - 2.614%	10/24/2013	304	272,975
West Corp. Term Loan B3	7.25%	10/24/2013	1,997	1,992,475
West Corp. Term Loan B4	4.109% - 4.114%	7/15/2016	441	409,414
WideOpenWest Finance LLC Term Loan B	2.742% - 4.75%	6/18/2014	1,493	1,371,234
Windstream Corp. Term Loan B2	3.00% - 3.04%	12/17/2015	1,000	961,429
Zuffa LLC Incremental Term Loan	7.50%	6/18/2015	2,250	2,193,750

Total				99,249,377

Metals/Minerals 3.19%
Aleris International, Inc. Debtor in Possession Term Loan(d)	12.50%	2/15/2010	238	110,887
Aleris International, Inc. Debtor in Possession Term Loan(d)(e)	13.00%	2/15/2010	83	84,812
Aleris International, Inc. Term Loan B1(d)	4.25%	12/19/2013	114	4,550
Aleris International, Inc. Term Loan C1(d)	4.25%	12/19/2013	158	114,140
Algoma Steel, Inc. Term Loan B (Canada)(a)	8.00%	6/20/2013	4,730	4,489,870
John Maneely Co. Term Loan	3.489% - 3.534%	12/9/2013	5,694	5,245,424
Noranda Aluminum Acquisition Corp. Term Loan B	2.236%	5/18/2014	4,653	3,768,937

See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Metals/Minerals (continued)
Oxbow Carbon & Minerals Holdings LLC Delayed Draw Term Loan B	2.283%	5/8/2014	$101	$94,807
Oxbow Carbon & Minerals Holdings LLC Term Loan B	2.234% - 2.284%	5/8/2014	1,054	992,012

Total				14,905,439

Retail 5.81%
Dollar General Corp. Term Loan B1	2.984% - 3.031%	7/7/2014	3,587	3,374,928
Michaels Stores, Inc. Term Loan B2	4.813%	7/31/2016	1,674	1,493,357
Neiman-Marcus Group, Inc. (The) Term Loan B	2.242% - 2.322%	4/6/2013	2,746	2,350,054
PETCO Animal Supplies, Inc. Term Loan B	2.484% - 2.533%	10/25/2013	997	941,330
Pilot Travel Centers LLC Term Loan	5.25%	12/15/2015	4,800	4,812,000
QVC, Inc. Term Loan J	5.737%	3/30/2014	1,836	1,838,699
QVC, Inc. Term Loan W	5.237%	6/30/2013	1,500	1,501,407
QVC, Inc. Term Loan W	5.737%	3/30/2014	252	252,059
Rite Aid Corp. Term Loan	9.50%	6/10/2015	4,700	4,862,540
Sally Holdings LLC Term Loan B	2.48%	11/16/2013	1,097	1,038,455
Toys “R” Us, Inc. Term Loan B	4.486%	7/19/2012	3,500	3,384,609
Yankee Candle Co., Inc. (The) Term Loan B	2.24%	2/6/2014	1,437	1,330,464

Total				27,179,902

Service 6.86%
Asurion Corp. First Lien Term Loan	3.239% - 3.273%	7/3/2014	3,250	3,065,013
Asurion Corp. Second Lien Term Loan	6.739%	7/3/2015	2,000	1,922,500
Ceridian Corp. Term Loan	3.236% - 3.282%	11/9/2014	3,000	2,607,300
Education Management LLC Term Loan C	2.063%	6/3/2013	1,235	1,139,066
First Data Corp. Term Loan	3.033% - 3.036%	9/24/2014	4,745	3,958,708
Hertz Corp. (The) Synthetic Letter of Credit	2.042%	12/21/2012	154	142,217
Hertz Corp. (The) Term Loan B	2.00% - 2.04%	12/21/2012	841	774,787
Language Line, LLC Term Loan B	5.75%	11/14/2015	7,400	7,284,375
Metavante Corp. Term Loan B	3.531%	11/1/2014	656	650,800
Orbitz Worldwide, Inc. Term Loan	3.234% - 3.283%	7/25/2014	2,494	2,240,711
Rental Service Corp. Second Lien Term Loan	3.79%	11/30/2013	2,142	1,989,042
Sabre, Inc. Term Loan B	2.484% - 2.494%	9/30/2014	3,000	2,562,708
Service Master Co. Delayed Draw Term Loan	2.74%	7/24/2014	181	158,616

See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Service (continued)
Service Master Co. Term Loan	2.74% - 2.84%	7/24/2014	$1,819	$1,592,772
Travelport LLC Term Loan C	10.50%	8/23/2013	1,995	2,009,963

Total				32,098,578

Transportation 6.16%
Allison Transmission, Inc. Term Loan B	2.99% - 3.04%	8/7/2014	3,214	2,833,369
Cooper Standard Automotive, Inc. Debtor in Possession Term Loan A(d)	12.50%	4/30/2010	116	119,715
Cooper Standard Automotive, Inc. Debtor in Possession Term Loan B(d)	12.50%	4/30/2010	77	79,810
Cooper Standard Automotive, Inc. Escrow Deposit(d)	12.50%	3/4/2010	77	80,010
DaimlerChrysler Financial Services Americas LLC Term Loan	4.24%	8/3/2012	3,979	3,843,961
Dana Corp. Term Loan B	7.25%	1/29/2015	3,822	3,429,286
Federal-Mogul Corp. Term Loan B	2.178%	12/29/2014	3,213	2,440,911
Ford Motor Co. Term Loan	3.24% - 3.29%	12/16/2013	5,467	4,824,224
Goodyear Tire & Rubber Co. (The) Second Lien Term Loan	2.34%	4/30/2014	1,000	900,417
Oshkosh Truck Corp. Term Loan B	6.29% - 6.33%	12/6/2013	5,852	5,852,715
Tenneco, Inc. Term Loan B1 Letter of Credit	5.741%	3/17/2014	1,727	1,631,610
TRW Automotive, Inc. Term Loan A	5.00%	5/13/2013	826	826,611
TRW Automotive, Inc. Term Loan B1	6.25%	2/9/2014	1,962	1,962,637

Total				28,825,276

Utility 1.49%
Boston Generating LLC First Lien Term Loan	2.533%	12/20/2013	383	269,674
Boston Generating LLC Revolver	2.533%	12/20/2013	24	17,178
Boston Generating LLC Synthetic Letter of Credit	2.723%	12/20/2013	87	61,350
Calpine Corp. First Priority Term Loan	3.165%	3/29/2014	497	455,097
NRG Energy, Inc. Synthetic Letter of Credit	2.033%	2/1/2013	586	539,198
NRG Energy, Inc. Term Loan	1.984% - 2.033%	2/1/2013	688	632,946
Texas Competitive Electric Holdings Co. LLC Delayed Draw Term Loan	3.742% - 3.753%	10/10/2014	500	370,070
Texas Competitive Electric Holdings Co. LLC Term Loan B1	3.753% - 3.783%	10/10/2014	990	741,197

See Notes to Financial Statements.

Schedule of Investments (concluded)

FLOATING RATE FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Value
Utility (continued)
Texas Competitive Electric Holdings Co. LLC Term Loan B2	3.742% - 3.783%	10/10/2014	$3,964		$2,970,888
Texas Competitive Electric Holdings Co. LLC Term Loan B3	3.742% - 3.783%	10/10/2014	1,244		924,590

Total					6,982,188

Total Floating Rate Loans (cost $416,911,461)					426,988,907

Total Long-Term Investments (cost $441,836,408)					453,553,811

SHORT-TERM INVESTMENTS 6.43%

Repurchase Agreement 6.43%
Repurchase Agreement dated 11/30/2009, 0.01% due 12/1/2009 with State Street Bank & Trust Co. collateralized by $30,720,000 of U.S. Treasury Bill at 0.06% due 12/10/2009; value: $30,720,000; proceeds: $30,113,008			30,113		30,113,000

Time Deposit 0.00%
State Street Bank & Trust Co. Euro Dollar Time Deposit	0.01%	12/1/2009	–	(f)	51

Total Short-Term Investments (cost $30,113,051)					30,113,051

Total Investments in Securities 103.37% (cost $471,949,459)					483,666,862

Liabilities in Excess of Other Assets (3.37%)					(15,779,418)

Net Assets 100.00%					$467,887,444

PIK	Payment-in-kind.
†

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be resold to qualified institutional investors. Unless otherwise noted, 144A securities are deemed to be liquid.

#	Variable rate security. The interest rate represents the rate at November 30, 2009.
(a)	Foreign security traded in U.S. dollars.
(b)

Floating Rate Loans in which the Fund invests generally pay interest at rates that are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate shown is the rate(s) in effect at November 30, 2009.

(c)	Defaulted security.
(d)	The borrower has filed for protection in federal bankruptcy court.
(e)	This security has additional commitments and contingencies. Principal amount and value exclude unfunded commitment. (See Note 2(o))
(f)	Amount is less than $1,000.

See Notes to Financial Statements.

Schedule of Investments

HIGH YIELD FUND November 30, 2009

Investments			Shares (000)	Value
LONG-TERM INVESTMENTS 97.11%

COMMON STOCKS 0.25%

Media: Cable
CCH I LLC Class A(a)			68	$1,406,831
Charter Communications, Inc. Class A*(b)			27	549,203

Total Common Stocks (cost $1,828,140)				1,956,034

	Interest Rate	Maturity Date	Principal Amount (000)
CONVERTIBLE BONDS 2.96%

Beverages 0.27%
Central European Distribution Corp.	3.00%	3/15/2013	$2,500	2,090,625

Computer Hardware 0.50%
SanDisk Corp.	1.00%	5/15/2013	5,000	3,937,500

Electronics 1.23%
Advanced Micro Devices, Inc.	5.75%	8/15/2012	6,500	6,394,375
L-1 Identity Solutions, Inc.	3.75%	5/15/2027	3,500	3,206,875

Total				9,601,250

Health Services 0.25%
Illumina, Inc.	0.625%	2/15/2014	1,375	1,933,594

Telecommunications Equipment 0.71%
Ciena Corp.	0.875%	6/15/2017	5,000	2,975,000
JDS Uniphase Corp.	1.00%	5/15/2026	3,000	2,572,500

Total				5,547,500

Total Convertible Bonds (cost $22,268,391)				23,110,469

			Shares (000)
CONVERTIBLE PREFERRED STOCK 0.01%

Agency/Government Related
Fannie Mae (cost $1,500,000)	8.75%		30	42,000

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
FLOATING RATE LOANS(c) 4.57%

Aerospace/Defense 0.10%
Hawker Beechcraft Acquisition Co. LLC Term Loan(d)	10.50%	3/26/2014	$750	$734,062

Automotive 1.18%
Ford Motor Co. Term Loan	3.24% - 3.29%	12/16/2013	6,934	6,118,909
Oshkosh Corp. Term Loan B	6.29% - 6.33%	12/6/2013	3,093	3,092,808

Total				9,211,717

Chemicals 0.28%
LyondellBasell CAM Exchange Dutch Tranche A Dollar Term Loan(d)	–%	12/20/2013	114	83,461
LyondellBasell CAM Exchange Dutch Tranche Revolving Credit Loan(d)	–%	12/22/2014	50	36,395
LyondellBasell CAM Exchange German Tranche B Euro Term Loan(d)	–%	12/22/2014	429	313,456
LyondellBasell CAM Exchange US Tranche A Dollar Term Loan(d)	–%	12/23/2014	356	260,032
LyondellBasell CAM Exchange US Tranche B-1 Dollar Term Loan(d)	–%	12/22/2014	621	453,392
LyondellBasell CAM Exchange US Tranche B-2 Dollar Term Loan(d)	–%	12/20/2014	621	453,392
LyondellBasell CAM Exchange US Tranche B-3 Dollar Term Loan(d)	–%	12/22/2014	621	453,392
LyondellBasell CAM Exchange US Tranche Primary Revolving Credit Loan(d)	–%	12/20/2014	187	136,480

Total				2,190,000

Electronics 0.47%
Palm, Inc. Term Loan	3.79%	10/24/2014	4,294	3,685,372

Gaming 0.10%
Green Valley Ranch Gaming LLC 2nd Lien Term Loan(d)	3.549%	2/8/2014	3,250	804,375

Investments & Miscellaneous Financial Services 1.07%
CIT Group, Inc. Term Loan A Expansion	9.50%	1/18/2012	2,000	2,035,834
Nuveen Investments, Inc. 2nd Lien Term Loan	12.50%	7/31/2015	4,000	4,127,500
USI Holdings Corp. Incremental Term Loan	5.30%	5/5/2014	2,250	2,183,906

Total				8,347,240

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Non-Food & Drug Retailers 1.04%
Claire’s Stores, Inc. Term Loan B	3.033%	5/29/2014	$3,000	$2,356,251
Dollar General Corp. Term Loan B1	2.984% - 3.031%	7/7/2014	3,990	3,754,091
Michaels Stores, Inc. Term Loan B2	4.813%	7/31/2016	2,279	2,032,279

Total				8,142,621

Support: Services 0.33%
Ceridian Corp. Term Loan	3.236% - 3.282%	11/9/2014	3,000	2,607,300

Total Floating Rate Loans (cost $33,340,300)				35,722,687

			U.S. $ Principal Amount (000)	U.S. $ Value
FOREIGN BOND 0.64%

Spain
CEMEX Finance Europe BV (cost $4,940,608)	4.75%	3/5/2014	$4,000	$5,040,227

			Principal Amount (000)	Value
HIGH YIELD CORPORATE BONDS 88.26%

Aerospace/Defense 0.76%
Esterline Technologies Corp.	7.75%	6/15/2013	$2,000	$2,020,000
Moog, Inc.	6.25%	1/15/2015	2,500	2,375,000
Triumph Group, Inc.†	8.00%	11/15/2017	1,550	1,557,750

Total				5,952,750

Airlines 1.34%
Continental Airlines, Inc.	8.307%	4/2/2018	2,304	2,188,540
Delta Air Lines, Inc.	7.711%	9/18/2011	2,100	2,037,000
Delta Air Lines, Inc.†	12.25%	3/15/2015	3,250	3,022,500
Southwest Airlines Co.†	10.50%	12/15/2011	3,000	3,243,552

Total				10,491,592

Apparel/Textiles 1.52%
Jones Apparel Group, Inc.	6.125%	11/15/2034	2,025	1,630,125
Levi Strauss & Co.	9.75%	1/15/2015	3,870	4,073,175
Oxford Industries, Inc.	11.375%	7/15/2015	3,175	3,476,625
Quiksilver, Inc.	6.875%	4/15/2015	3,500	2,695,000

Total				11,874,925

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2009

Investments	Interest Rate	Maturity Date		Principal Amount (000)	Value
Auto Loans 0.70%
Ford Motor Credit Co. LLC	12.00%	5/15/2015		$4,750	$5,479,961

Auto Parts & Equipment 1.89%
Cooper-Standard Automotive, Inc.(e)	8.375%	12/15/2014		3,000	817,500
Stanadyne Corp.	12.00%	2/15/2015		5,000	3,275,000
Tenneco, Inc.	10.25%	7/15/2013		5,000	5,162,500
TRW Automotive, Inc.†	7.25%	3/15/2017		4,000	3,720,000
TRW Automotive, Inc.†	8.875%	12/1/2017		1,800	1,804,500

Total					14,779,500

Automotive 1.10%
Ford Holdings LLC	9.30%	3/1/2030		3,500	3,097,500
Ford Motor Co.	9.50%	9/15/2011		2,675	2,748,562
Motors Liquidation Co.(e)	7.20%	1/15/2011		7,000	1,522,500
Navistar International Corp.	8.25%	11/1/2021		1,225	1,209,688

Total					8,578,250

Banking 2.22%
GMAC, Inc.†	6.875%	9/15/2011		5,000	4,862,500
GMAC, Inc.†	8.00%	11/1/2031		5,000	4,337,500
Goldman Sachs Capital I	6.345%	2/15/2034		2,500	2,336,145
Lloyds Banking Group plc (United Kingdom)†(f)	6.657%	–	(g)	2,350	1,248,003
Wachovia Capital Trust III	5.80%	–	(g)	4,000	2,780,000
Zions Bancorp	7.75%	9/23/2014		2,000	1,781,716

Total					17,345,864

Beverages 1.32%
CEDC Finance Corp. International, Inc.†	9.125%	12/1/2016		1,975	1,979,938
Cerveceria Nacional Dominicana C Por A (Dominican Republic)†(f)	16.00%	3/27/2012		5,000	4,606,500
Constellation Brands, Inc.	8.375%	12/15/2014		3,475	3,700,875

Total					10,287,313

Brokerage 0.91%
Lazard Group LLC	7.125%	5/15/2015		3,000	3,135,339
Raymond James Financial, Inc.	8.60%	8/15/2019		3,600	4,002,703

Total					7,138,042

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Building & Construction 2.43%
Beazer Homes USA, Inc.	8.375%	4/15/2012	$5,000	$4,675,000
K. Hovnanian Enterprises, Inc.†	10.625%	10/15/2016	5,000	5,125,000
KB Home	9.10%	9/15/2017	3,950	4,127,750
Lennar Corp.	12.25%	6/1/2017	2,175	2,610,000
William Lyon Homes, Inc.	10.75%	4/1/2013	3,500	2,467,500

Total				19,005,250

Building Materials 0.43%
Ply Gem Industries, Inc.	11.75%	6/15/2013	3,500	3,360,000

Chemicals 1.49%
Dow Chemical Co. (The)	8.55%	5/15/2019	4,400	5,208,900
Huntsman International LLC	7.875%	11/15/2014	4,000	3,810,000
INEOS Group Holdings plc (United Kingdom)†(f)	8.50%	2/15/2016	3,500	2,327,500
Koppers, Inc.†	7.875%	12/1/2019	325	326,625

Total				11,673,025

Computer Hardware 0.59%
Seagate Technology International†	10.00%	5/1/2014	4,225	4,636,938

Consumer/Commercial/Lease Financing 1.20%
General Electric Capital Corp.(h)	6.375%	11/15/2067	8,000	6,589,688
International Lease Finance Corp.	6.375%	3/25/2013	3,425	2,759,016

Total				9,348,704

Diversified Capital Goods 0.85%
CPM Holdings, Inc.†	10.625%	9/1/2014	3,500	3,675,000
RBS Global & Rexnord Corp.	11.75%	8/1/2016	3,000	2,955,000

Total				6,630,000

Electric: Generation 2.64%
Edison Mission Energy	7.75%	6/15/2016	7,500	6,150,000
Energy Future Holdings Corp.	10.875%	11/1/2017	2,500	1,768,750
Mirant Americas Generation LLC	9.125%	5/1/2031	6,550	5,600,250
Texas Competitive Electric Holdings Co. LLC	10.25%	11/1/2015	10,000	7,150,000

Total				20,669,000

Electronics 1.22%
Advanced Micro Devices, Inc.†	8.125%	12/15/2017	1,100	1,043,625
Freescale Semiconductor, Inc.	10.125%	12/15/2016	2,500	1,768,750

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2009

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
Electronics (continued)
NXP BV LLC (Netherlands)(f)	3.034%	#	10/15/2013	$5,000	$3,831,250
ViaSystems, Inc.†	12.00%		1/15/2015	2,850	2,892,750

Total					9,536,375

Energy: Exploration & Production 3.10%
Berry Petroleum Co.	10.25%		6/1/2014	4,000	4,300,000
Chesapeake Energy Corp.	6.25%		1/15/2018	4,000	3,620,000
Cimarex Energy Co.	7.125%		5/1/2017	1,500	1,501,875
Comstock Resources, Inc.	8.375%		10/15/2017	2,150	2,166,125
Forest Oil Corp.	7.25%		6/15/2019	5,000	4,762,500
Hercules Offshore, Inc.†	10.50%		10/15/2017	2,275	2,309,125
OPTI Canada, Inc. (Canada)(f)	8.25%		12/15/2014	3,400	2,737,000
Swift Energy Co.	8.875%		1/15/2020	2,850	2,850,000

Total					24,246,625

Environmental 0.69%
Casella Waste Systems, Inc.†	11.00%		7/15/2014	5,000	5,387,500

Food & Drug Retailers 1.42%
Duane Reade, Inc.†	11.75%		8/1/2015	2,500	2,706,250
Ingles Markets, Inc.	8.875%		5/15/2017	3,300	3,415,500
Rite Aid Corp.	9.375%		12/15/2015	5,875	4,949,687

Total					11,071,437

Food: Wholesale 1.32%
M-Foods Holdings, Inc.†	9.75%		10/1/2013	2,300	2,403,500
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.	10.625%		4/1/2017	7,500	7,875,000

Total					10,278,500

Forestry/Paper 2.07%
Abitibi-Consolidated, Inc. (Canada)†(e)(f)	15.50%		7/15/2010	2,425	448,625
Cellu Tissue Holdings, Inc.	11.50%		6/1/2014	3,200	3,512,000
Clearwater Paper Corp.†	10.625%		6/15/2016	2,875	3,176,875
Louisiana-Pacific Corp.†	13.00%		3/15/2017	1,609	1,721,630
PE Paper Escrow GmbH (Austria)†(f)	12.00%		8/1/2014	3,500	3,848,148
Rock-Tenn Co.	9.25%		3/15/2016	3,200	3,456,000

Total					16,163,278

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2009

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
Gaming 4.09%
Downstream Development Authority Quapaw Tribe of Oklahoma†	12.00%		10/15/2015	$2,500	$2,025,000
Harrah’s Operating Co., Inc.†	10.00%		12/15/2018	2,375	1,816,875
Harrah’s Operating Escrow LLC/Harrah’s Escrow Corp.†	11.25%		6/1/2017	2,275	2,331,875
MGM Mirage	8.375%		2/1/2011	4,225	4,024,312
MGM Mirage†	11.125%		11/15/2017	1,800	1,980,000
MGM Mirage†	11.375%		3/1/2018	4,200	3,643,500
Mohegan Tribal Gaming Authority	8.00%		4/1/2012	3,025	2,404,875
Mohegan Tribal Gaming Authority†	11.50%		11/1/2017	2,500	2,462,500
River Rock Entertainment Authority (The)	9.75%		11/1/2011	3,000	2,775,000
Scientific Games International, Inc.	9.25%		6/15/2019	2,750	2,870,313
Snoqualmie Entertainment Authority†	4.68%	#	2/1/2014	4,075	2,098,625
Wynn Las Vegas LLC/Capital Corp.†	7.875%		11/1/2017	3,500	3,500,000

Total					31,932,875

Gas Distribution 2.91%
El Paso Corp.	8.05%		10/15/2030	10,000	9,450,000
Ferrellgas Partners LP	6.75%		5/1/2014	3,320	3,203,800
Inergy Finance LP	8.25%		3/1/2016	10,000	10,125,000

Total					22,778,800

Health Services 5.65%
Bio-Rad Laboratories, Inc.†	8.00%		9/15/2016	3,100	3,239,500
Biomet, Inc.	11.625%		10/15/2017	3,000	3,277,500
Community Health Systems, Inc.	8.875%		7/15/2015	4,350	4,447,875
HCA, Inc.	9.125%		11/15/2014	10,000	10,475,000
HealthSouth Corp.	7.218%	#	6/15/2014	5,000	5,150,000
HealthSouth Corp.	8.125%		2/15/2020	3,950	3,890,750
National Mentor Holdings, Inc.	11.25%		7/1/2014	1,800	1,827,000
Sun Healthcare Group, Inc.	9.125%		4/15/2015	3,000	3,030,000
Tenet Healthcare Corp.	9.25%		2/1/2015	4,900	5,169,500
Vanguard Health Holdings Co.	11.25%		10/1/2015	3,450	3,639,750

Total					44,146,875

Hotels 0.95%
Host Hotels & Resorts LP†	9.00%		5/15/2017	7,000	7,402,500

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Household & Leisure Products 0.98%
Brunswick Corp.†	11.25%	11/1/2016	$2,850	$3,199,125
Easton-Bell Sports, Inc.†	9.75%	12/1/2016	4,325	4,427,719

Total				7,626,844

Investments & Miscellaneous Financial Services 0.34%
Nuveen Investments, Inc.†	10.50%	11/15/2015	3,000	2,655,000

Leisure 0.39%
Universal City Development Partners Ltd.†	10.875%	11/15/2016	3,000	3,022,500

Life Insurance 0.94%
MetLife Capital Trust X†	9.25%	4/8/2038	7,000	7,350,000

Local-Authority 0.69%
New York City Industrial Development Agency†	11.00%	3/1/2029	5,000	5,400,250

Machinery 1.69%
Altra Holdings, Inc.†	8.125%	12/1/2016	2,500	2,518,750
Baldor Electric Co.	8.625%	2/15/2017	5,665	5,806,625
Gardner Denver, Inc.	8.00%	5/1/2013	1,825	1,765,687
Manitowoc Co., Inc. (The)	7.125%	11/1/2013	3,380	3,151,850

Total				13,242,912

Media: Broadcast 4.04%
Allbritton Communications Co.	7.75%	12/15/2012	2,000	1,900,000
Belo Corp.	8.00%	11/15/2016	950	961,875
CBS Corp.	8.875%	5/15/2019	2,450	2,851,227
Fisher Communications, Inc.	8.625%	9/15/2014	4,000	3,830,000
FoxCo Acquisition Sub LLC†	13.375%	7/15/2016	5,050	3,819,063
Rainbow National Services LLC†	10.375%	9/1/2014	2,720	2,862,800
Salem Communications Corp.†	9.625%	12/15/2016	1,100	1,127,500
Sinclair Television Group, Inc.†	9.25%	11/1/2017	4,000	4,075,000
Univision Communications, Inc. PIK†	9.75%	3/15/2015	5,381	4,318,252
XM Satellite Radio, Inc.†	11.25%	6/15/2013	5,500	5,830,000

Total				31,575,717

Media: Cable 2.73%
CCH II LLC/CCH II Capital Corp.†(e)	13.50%	11/30/2016	3,800	4,484,000
GCI, Inc.†	8.625%	11/15/2019	4,000	4,020,000
Mediacom Communications Corp.†	9.125%	8/15/2019	4,700	4,794,000

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Media: Cable (continued)
Virgin Media Finance plc (United Kingdom)(f)	8.375%	10/15/2019	$2,200	$2,211,000
Virgin Media Finance plc (United Kingdom)(f)	9.125%	8/15/2016	2,500	2,581,250
Virgin Media Finance plc (United Kingdom)(f)	9.50%	8/15/2016	3,075	3,244,125

Total				21,334,375

Media: Diversified 0.49%
Liberty Media LLC	8.50%	7/15/2029	4,225	3,839,469

Media: Services 2.24%
Interpublic Group of Cos., Inc. (The)	10.00%	7/15/2017	2,750	3,025,000
MDC Partners, Inc. (Canada)†(f)	11.00%	11/1/2016	4,000	4,020,000
Nielsen Finance LLC/Nielsen Finance Co. (12.50% after 8/1/2011)~	Zero Coupon	8/1/2016	8,000	7,040,000
WMG Acquisition Corp.†	9.50%	6/15/2016	3,150	3,402,000

Total				17,487,000

Metals/Mining (Excluding Steel) 3.10%
Anglo American Capital plc (United Kingdom)†(f)	9.375%	4/8/2019	5,000	6,389,645
Compass Minerals International, Inc.†	8.00%	6/1/2019	3,000	3,172,500
Freeport-McMoRan Copper & Gold, Inc.	8.375%	4/1/2017	5,675	6,130,339
Murray Energy Corp.†	10.25%	10/15/2015	3,500	3,447,500
Teck Resources Ltd. (Canada)(f)	10.25%	5/15/2016	4,500	5,107,500

Total				24,247,484

Mortgage Banks & Thrifts 0.00%
Washington Mutual Bank(e)	6.875%	6/15/2011	2,500	18,750

Multi-Line Insurance 1.60%
American International Group, Inc.	8.25%	8/15/2018	4,000	3,460,360
AXA SA (France)†(f)	6.379%	12/29/2049	7,000	5,722,500
ZFS Finance (USA) Trust V†	6.50%	5/9/2037	4,092	3,345,210

Total				12,528,070

Non-Food & Drug Retailers 1.98%
Limited Brands, Inc.†	8.50%	6/15/2019	2,325	2,464,500
Macy’s Retail Holdings, Inc.	8.875%	7/15/2015	3,530	3,768,275
Michaels Stores, Inc.	11.375%	11/1/2016	2,965	2,965,000
Neiman-Marcus Group, Inc. (The)	10.375%	10/15/2015	1,425	1,293,187

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Non-Food & Drug Retailers (continued)
Toys “R” Us Property Co. I LLC†	10.75%	7/15/2017	$2,800	$3,003,000
Toys “R” Us Property Co. II LLC†	8.50%	12/1/2017	2,000	2,000,000

Total				15,493,962

Oil Field Equipment & Services 1.59%
Basic Energy Services, Inc.	11.625%	8/1/2014	3,725	3,967,125
Bristow Group, Inc.	6.125%	6/15/2013	2,850	2,771,625
Hornbeck Offshore Services, Inc.†	8.00%	9/1/2017	3,000	2,985,000
PHI, Inc.	7.125%	4/15/2013	2,825	2,722,594

Total				12,446,344

Oil Refining & Marketing 0.65%
Tesoro Corp.	9.75%	6/1/2019	5,000	5,100,000

Packaging 1.35%
Graham Packaging Co. LP/GPC Capital Corp. I	9.875%	10/15/2014	3,000	3,060,000
Graphic Packaging International, Inc.	9.50%	6/15/2017	4,200	4,452,000
Solo Cup Co.	8.50%	2/15/2014	3,125	3,023,437

Total				10,535,437

Property & Casualty 0.94%
Liberty Mutual Group, Inc.†	10.75%	6/15/2058	7,000	7,385,000

Real Estate Development & Management 0.36%
Realogy Corp.	10.50%	4/15/2014	3,500	2,835,000

Restaurants 0.91%
Denny’s Corp./Denny’s Holdings, Inc.	10.00%	10/1/2012	4,380	4,489,500
OSI Restaurant Partners LLC	10.00%	6/15/2015	3,000	2,610,000

Total				7,099,500

Software/Services 2.71%
First Data Corp.	11.25%	3/31/2016	5,725	4,751,750
SunGard Data Systems, Inc.	10.25%	8/15/2015	6,150	6,334,500
Unisys Corp.†	14.25%	9/15/2015	6,000	6,780,000
Vangent, Inc.	9.625%	2/15/2015	3,500	3,298,750

Total				21,165,000

Steel Producers/Products 0.51%
ArcelorMittal (Luxembourg)(f)	9.85%	6/1/2019	3,200	3,949,149

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2009

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
Support: Services 2.99%
Corrections Corp. of America	7.75%		6/1/2017	$1,350	$1,410,750
Education Management LLC/Education Management Finance Corp.	8.75%		6/1/2014	2,500	2,581,250
Geo Group, Inc. (The)†	7.75%		10/15/2017	600	612,000
Rental Service Corp.	9.50%		12/1/2014	3,750	3,689,062
Rental Service Corp.†	10.00%		7/15/2017	3,000	3,247,500
Ticketmaster Entertainment, Inc.	10.75%		8/1/2016	3,950	4,108,000
Travelport LLC	11.875%		9/1/2016	4,000	4,020,000
United Rentals (North America), Inc.†	10.875%		6/15/2016	3,500	3,736,250

Total					23,404,812

Telecommunications: Integrated/Services 4.62%
Cincinnati Bell, Inc.	8.375%		1/15/2014	2,925	2,921,344
GeoEye, Inc.†	9.625%		10/1/2015	4,500	4,691,250
Hughes Network Systems LLC	9.50%		4/15/2014	1,700	1,725,500
Inmarsat Finance plc (United Kingdom)†(f)	7.375%		12/1/2017	825	837,375
Intelsat Bermuda Ltd.†	11.25%		2/4/2017	2,500	2,487,500
Intelsat Corp.	9.25%		8/15/2014	3,050	3,088,125
MasTec, Inc.	7.625%		2/1/2017	2,925	2,793,375
Nordic Telephone Holdings Co. (Denmark)†(f)	8.875%		5/1/2016	9,000	9,495,000
Qwest Communications International, Inc.	7.25%		2/15/2011	4,000	4,020,000
Qwest Communications International, Inc.†	8.00%		10/1/2015	4,000	4,020,000

Total					36,079,469

Telecommunications: Wireless 4.54%
Centennial Communications Corp.	10.00%		1/1/2013	3,000	3,165,000
Cricket Communications, Inc.	9.375%		11/1/2014	3,150	3,047,625
iPCS, Inc.	2.406%	#	5/1/2013	3,555	3,155,063
MetroPCS Wireless, Inc.	9.25%		11/1/2014	4,575	4,609,312
Nextel Communications, Inc.	6.875%		10/31/2013	6,000	5,730,000
ViaSat, Inc.†	8.875%		9/15/2016	800	811,000
Wind Acquisition Finance SA (Italy)†(f)	10.75%		12/1/2015	12,000	12,900,000
Wind Acquisition Finance SA (Italy)†(f)	11.75%		7/15/2017	1,875	2,090,625

Total					35,508,625

Theaters & Entertainment 0.24%
Cinemark USA, Inc.†	8.625%		6/15/2019	1,850	1,914,750

See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Transportation (Excluding Air/Rail) 0.83%
Commercial Barge Line Co.†	12.50%	7/15/2017	$1,025	$1,055,750
Navios Maritime Holdings, Inc./Navios Maritime Finance US, Inc. (Greece)†(f)	8.875%	11/1/2017	3,000	3,090,000
Ship Finance International Ltd.	8.50%	12/15/2013	2,500	2,346,875

Total				6,492,625

Total High Yield Corporate Bonds (cost $645,523,687)				689,933,923

			Shares (000)
NON-CONVERTIBLE PREFERRED STOCK 0.42%

Real Estate Investment Trust
Sovereign Real Estate Investment Trust† (cost $3,180,000)	12.00%		3	3,322,500

Total Long-Term Investments (cost $712,581,126)				759,127,840

			Principal Amount (000)
SHORT-TERM INVESTMENT 3.13%

Repurchase Agreement
Repurchase Agreement dated 11/30/2009, 0.01% due 12/1/2009 with State Street Bank & Trust Co. collateralized by $24,570,000 of U.S. Treasury Bill at 0.21% due 3/18/2010 and $395,000 of U.S. Treasury Bill at 0.065% due 2/18/2010; value: $24,960,047; proceeds: $24,465,788 (cost $24,465,781)			$24,466	24,465,781

Total Investments in Securities 100.24% (cost $737,046,907)				783,593,621

Liabilities in Excess of Cash and Other Assets(i) (0.24%)				(1,881,992)

Net Assets 100.00%				$781,711,629

See Notes to Financial Statements.

Schedule of Investments (concluded)

HIGH YIELD FUND November 30, 2009

PIK	Payment-in-kind.
*	Non-income producing security.
†

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be resold to qualified institutional investors. Unless otherwise noted, 144A securities are deemed to be liquid.

#	Variable rate security. The interest rate represents the rate at November 30, 2009.
~	Deferred interest debentures pay the stated rate, after which they pay a predetermined interest rate.
(a)	Restricted security. The Fund acquired 68,210 shares in a private placement on June 11, 2009 for a cost of $1,278,938. The fair value per share on November 30, 2009 is $20.625.
(b)	Restricted security. The Fund acquired 26,628 shares in a private placement on November 30, 2009 for a cost of $549,203. The fair value price per share on November 30, 2009 is $20.625.
(c)

Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate shown is the rate(s) in effect at November 30, 2009.

(d)	Securities purchased on a when-issued basis (See Note 2(i)). Interest rate will be determined upon final settlement.
(e)	Defaulted security.
(f)	Foreign security traded in U.S. dollars.
(g)	Security is perpetual in nature and has no stated maturity date.
(h)

Debenture pays interest at an annual fixed rate of 6.375% through November 15, 2017. Thereafter, interest will be paid at an annual floating rate of 3-month LIBOR plus 2.289% through November 15, 2067. This Debenture is subject to full redemption at the option of the issuer any time prior to November 15, 2017.

(i)	Liabilities in excess of cash and other assets include net unrealized depreciation on futures contracts, as follows:

Open Futures Contracts at November 30, 2009:

Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S. 10-Year Treasury Note	December 2009	150	Short	$(18,175,781)	$(552,798)

See Notes to Financial Statements.

Schedule of Investments

INCOME FUND November 30, 2009

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
LONG-TERM INVESTMENTS 98.15%

ASSET-BACKED SECURITIES 1.17%

Automobiles 0.61%
Capital Auto Receivables Asset Trust 2007-1 A3A	5.00%		4/15/2011	$367	$370,568
Ford Credit Auto Owner Trust 2008-C A2B	1.139%	#	1/15/2011	2,187	2,188,711
Harley-Davidson Motorcycle Trust 2009-2 A2	2.00%		7/15/2012	2,000	2,015,818

Total					4,575,097

Other 0.56%
CenterPoint Energy Transition Bond Co. LLC	3.46%		8/15/2019	4,200	4,199,580

Total Asset-Backed Securities (cost $8,752,687)					8,774,677

CORPORATE BONDS 81.48%

Air Transportation 1.53%
Bristow Group, Inc.	6.125%		6/15/2013	1,000	972,500
Bristow Group, Inc.	7.50%		9/15/2017	395	383,940
Qantas Airways Ltd. (Australia)†(a)	6.05%		4/15/2016	2,000	2,004,318
Southwest Airlines Co.†	10.50%		12/15/2011	7,500	8,108,880

Total					11,469,638

Apparel 0.99%
Phillips-Van Heusen Corp.	7.25%		2/15/2011	2,825	2,849,719
Phillips-Van Heusen Corp.	8.125%		5/1/2013	300	306,750
Warnaco Group, Inc.	8.875%		6/15/2013	4,150	4,264,125

Total					7,420,594

Auto Parts: After Market 0.22%
Affinia Group, Inc.†	10.75%		8/15/2016	1,520	1,656,800

Auto Parts: Original Equipment 0.56%
ITC Holdings Corp.†	6.05%		1/31/2018	4,040	4,190,587

Automotive 0.71%
Roper Industries, Inc.	6.25%		9/1/2019	2,350	2,515,207
Roper Industries, Inc.	6.625%		8/15/2013	2,175	2,402,479
TRW Automotive, Inc.†	8.875%		12/1/2017	425	426,063

Total					5,343,749

See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Banks: Money Center 0.48%
Central American Bank for Economic Integration (Honduras)†(a)	5.375%	9/24/2014	$225	$232,077
Eurasian Development Bank (Kazakhstan)†(a)	7.375%	9/29/2014	100	104,000
European Investment Bank (Luxembourg)(a)	3.125%	6/4/2014	2,090	2,174,179
Westpac Banking Corp. (Australia)(a)	4.875%	11/19/2019	1,045	1,063,056

Total				3,573,312

Banks: Diversified 3.16%
Barclays Bank plc (United Kingdom)(a)	6.75%	5/22/2019	1,155	1,312,634
Barrick International Bank Corp. (Barbados)†(a)	5.75%	10/15/2016	2,750	2,974,590
Commonwealth Bank of Australia (Australia)†(a)	2.70%	11/25/2014	4,870	4,924,198
Commonwealth Bank of Australia (Australia)†(a)	5.00%	10/15/2019	838	862,558
Credit Suisse NY	5.30%	8/13/2019	1,600	1,679,795
Discover Bank	8.70%	11/18/2019	575	606,941
Goldman Sachs Group, Inc. (The)	5.35%	1/15/2016	4,223	4,504,400
Goldman Sachs Group, Inc. (The)	6.125%	2/15/2033	1,575	1,624,364
JPMorgan Chase & Co.	6.00%	1/15/2018	1,200	1,302,925
Morgan Stanley	6.25%	8/28/2017	1,104	1,183,816
Morgan Stanley	6.625%	4/1/2018	2,350	2,553,660
RSHB Capital SA for OJSC Russian Agricultural Bank (Luxembourg)†(a)	9.00%	6/11/2014	125	140,575

Total				23,670,456

Beverages 1.62%
Anheuser-Busch InBev Worldwide, Inc.†	8.00%	11/15/2039	2,950	3,738,691
Bacardi Ltd.†	7.45%	4/1/2014	2,025	2,331,996
Bacardi Ltd.†	8.20%	4/1/2019	2,000	2,442,788
FBG Finance Ltd. (Australia)†(a)	5.125%	6/15/2015	1,500	1,592,864
FBG Finance Ltd. (Australia)†(a)	7.875%	6/1/2016	1,700	2,006,799

Total				12,113,138

Biotechnology Research & Production 0.33%
Bio-Rad Laboratories, Inc.	7.50%	8/15/2013	400	410,000
Cellu Tissue Holdings, Inc.	11.50%	6/1/2014	1,325	1,454,188
Talecris Biotherapeutics Holdings Corp.†	7.75%	11/15/2016	600	606,000

Total				2,470,188

See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Broadcasting 0.62%
Cox Communications, Inc.†	9.375%	1/15/2019	$3,400	$4,347,050
Salem Communications Corp.†	9.625%	12/15/2016	300	307,500

Total				4,654,550

Brokers 0.62%
Raymond James Financial, Inc.	8.60%	8/15/2019	4,200	4,669,820

Building Materials 1.38%
Holcim US Finance SARL & Cie SCS (Luxembourg)†(a)	6.00%	12/30/2019	3,000	3,192,039
Koppers, Inc.†	7.875%	12/1/2019	300	301,500
Martin Marietta Materials, Inc.	6.25%	5/1/2037	2,450	2,304,999
Owens Corning, Inc.	9.00%	6/15/2019	1,750	1,934,597
Texas Industries, Inc.	7.25%	7/15/2013	1,750	1,701,875
Voto-Votorantim Overseas Trading Operations NV†	6.625%	9/25/2019	875	866,250

Total				10,301,260

Business Services 0.68%
Seminole Indian Tribe of Florida†	6.535%	10/1/2020	3,375	3,104,099
StoneMor Operating LLC/Cornerstone Family Services/Osiris Holdings†	10.25%	12/1/2017	900	900,000
Trico Shipping AS (Norway)†(a)	11.875%	11/1/2014	1,055	1,074,781

Total				5,078,880

Cable Services 1.87%
Coleman Cable, Inc.	9.875%	10/1/2012	750	750,938
Comcast Corp.	6.95%	8/15/2037	4,500	5,011,038
Time Warner Cable, Inc.	5.85%	5/1/2017	4,500	4,804,249
Time Warner Cable, Inc.	7.30%	7/1/2038	3,000	3,392,892

Total				13,959,117

Chemicals 1.95%
Airgas, Inc.†	7.125%	10/1/2018	4,300	4,472,000
Cytec Industries, Inc.	6.00%	10/1/2015	1,325	1,409,371
Huntsman International LLC	7.375%	1/1/2015	1,290	1,206,150
Huntsman International LLC	7.875%	11/15/2014	250	238,125
Methanex Corp. (Canada)(a)	6.00%	8/15/2015	2,115	1,856,124
Methanex Corp. (Canada)(a)	8.75%	8/15/2012	2,400	2,472,000
Nalco Co.	7.75%	11/15/2011	1,600	1,600,000

See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Chemicals (continued)
Nalco Co.	8.875%	11/15/2013	$1,000	$1,030,000
Towngas China Co., Ltd. (Hong Kong)(a)	8.25%	9/23/2011	270	292,128

Total				14,575,898

Coal 1.46%
CONSOL Energy, Inc.	7.875%	3/1/2012	4,600	4,899,000
Drummond Co., Inc.†	7.375%	2/15/2016	2,325	2,202,937
Drummond Co., Inc.†	9.00%	10/15/2014	150	153,750
Foundation PA Coal Co.	7.25%	8/1/2014	750	755,625
Indo Integrated Energy II BV (Netherlands)†(a)	9.75%	11/5/2016	150	148,875
Murray Energy Corp.†	10.25%	10/15/2015	825	812,625
Peabody Energy Corp.	5.875%	4/15/2016	1,250	1,218,750
Peabody Energy Corp.	7.875%	11/1/2026	770	762,300

Total				10,953,862

Communications & Media 0.21%
Digicel Ltd. (Jamaica)†(a)	9.25%	9/1/2012	1,500	1,567,500

Communications Technology 0.19%
American Tower Corp.†	7.25%	5/15/2019	1,250	1,393,750

Computer Software 0.86%
BMC Software, Inc.	7.25%	6/1/2018	2,675	2,918,219
Intuit, Inc.	5.75%	3/15/2017	3,315	3,544,700

Total				6,462,919

Computer Technology 0.15%
EQT Corp.	6.50%	4/1/2018	1,100	1,159,380

Construction/Homebuilding 0.08%
Odebrecht Finance Ltd.†	7.00%	4/21/2020	600	586,500

Consumer Products 0.64%
Elizabeth Arden, Inc.	7.75%	1/15/2014	1,700	1,657,500
Ralcorp Holdings, Inc.†	6.625%	8/15/2039	3,000	3,107,226

Total				4,764,726

Containers 2.16%
Ball Corp.	6.875%	12/15/2012	2,900	2,943,500
Crown Americas LLC/Crown Americas Capital Corp.	7.625%	11/15/2013	2,150	2,211,812

See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Containers (continued)
Pactiv Corp.	7.95%	12/15/2025	$1,900	$2,054,953
Rexam plc (United Kingdom)†(a)	6.75%	6/1/2013	4,500	4,857,057
Rock-Tenn Co.	5.625%	3/15/2013	750	743,438
Sealed Air Corp.†	6.875%	7/15/2033	3,550	3,390,523

Total				16,201,283

Diversified 0.49%
Tyco Electronics Group SA (Switzerland)(a)	7.125%	10/1/2037	3,500	3,652,029

Diversified Materials & Processing 0.06%
Tyco International Finance SA (Switzerland)(a)	8.50%	1/15/2019	390	484,522

Drugs 0.35%
Valeant Pharmaceuticals International†	8.375%	6/15/2016	1,700	1,759,500
Watson Pharmaceuticals, Inc.	6.125%	8/15/2019	800	851,051

Total				2,610,551

Electric: Equipment/Components 0.03%
Centrais Eletricas Brasileiras SA (Brazil)†(a)	6.875%	7/30/2019	200	213,750

Electric: Power 5.59%
Arizona Public Service Co.	5.50%	9/1/2035	2,850	2,552,776
Black Hills Corp.	6.50%	5/15/2013	500	534,395
Black Hills Corp.	9.00%	5/15/2014	1,950	2,280,455
CILCORP, Inc.	9.375%	10/15/2029	2,950	3,584,250
Cleco Power LLC	6.50%	12/1/2035	1,740	1,745,427
DTE Energy Co.	7.625%	5/15/2014	500	565,998
E. On International Finance BV (Netherlands)†(a)	6.65%	4/30/2038	3,050	3,623,013
Empresas Publicas de Medellin, ESP (Columbia)†(a)	7.625%	7/29/2019	100	113,000
Energy East Corp.	6.75%	7/15/2036	2,450	2,790,797
Entergy Arkansas, Inc.	5.66%	2/1/2025	2,400	2,405,534
Entergy Louisiana LLC	6.50%	9/1/2018	2,600	2,915,016
Entergy Mississippi, Inc.	5.92%	2/1/2016	1,000	1,023,894
General Electric Capital Corp.	6.875%	1/10/2039	1,100	1,157,219
KCP&L Greater Missouri Operations Co.	11.875%	7/1/2012	3,780	4,398,124
NiSource Finance Corp.	10.75%	3/15/2016	6,225	7,538,637
Texas-New Mexico Power Co.†	9.50%	4/1/2019	3,700	4,591,456

Total				41,819,991

See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Electrical Equipment 0.19%
Public Service Co. of New Mexico	7.50%	8/1/2018	$1,350	$1,386,405

Electrical: Household 0.27%
Legrand France SA (France)(a)	8.50%	2/15/2025	1,900	1,991,738

Electronics 0.66%
Sensus USA, Inc.	8.625%	12/15/2013	650	661,375
Thomas & Betts Corp.	5.625%	11/15/2021	4,225	4,291,151

Total				4,952,526

Electronics: Semi-Conductors/Components 1.25%
Agilent Technologies, Inc.	6.50%	11/1/2017	3,100	3,317,322
Analog Devices, Inc.	5.00%	7/1/2014	915	981,168
KLA-Tencor Corp.	6.90%	5/1/2018	4,730	5,077,021

Total				9,375,511

Energy Equipment & Services 0.59%
Cameron International Corp.	6.375%	7/15/2018	942	1,028,614
EQT Corp.	8.125%	6/1/2019	961	1,124,209
NRG Energy, Inc.	7.25%	2/1/2014	450	455,062
Power Sector Assets & Liabilities Management (PSALM) Corp. (Philippines)†(a)	7.39%	12/2/2024	300	302,250
Salton Sea Funding Corp.	7.475%	11/30/2018	439	482,483
Stone Energy Corp.	6.75%	12/15/2014	1,150	994,750

Total				4,387,368

Environmental Services 0.10%
Williams Cos., Inc. (The)	8.75%	1/15/2020	665	778,588

Fertilizers 0.27%
Mosaic Global Holdings, Inc.	7.30%	1/15/2028	1,875	1,987,761

Financial Services 2.87%
ADCB Finance Cayman Ltd. (United Arab Emirates)†(a)	4.75%	10/8/2014	350	324,905
Aon Corp.	7.375%	12/14/2012	1,000	1,112,977
Bear Stearns Cos. LLC	7.25%	2/1/2018	1,550	1,795,289
CEDC Finance Corp. International, Inc.†	9.125%	12/1/2016	1,200	1,203,000
DASA Finance Corp.†	8.75%	5/29/2018	300	312,000
EDP Finance BV (Netherlands)†(a)	6.00%	2/2/2018	5,100	5,637,295

See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2009

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
Financial Services (continued)
Marsh & McLennan Cos., Inc.	5.375%		7/15/2014	$3,000	$3,161,190
Marsh & McLennan Cos., Inc.	9.25%		4/15/2019	1,075	1,355,608
TD Ameritrade Holding Corp.	5.60%		12/1/2019	1,750	1,782,767
Teco Finance, Inc.	6.572%		11/1/2017	2,382	2,500,890
Teco Finance, Inc.	6.75%		5/1/2015	450	491,783
Teco Finance, Inc.	7.00%		5/1/2012	1,660	1,798,034

Total					21,475,738

Financial: Miscellaneous 0.59%
Ford Motor Credit Co. LLC	5.549%	#	6/15/2011	650	637,812
Ford Motor Credit Co. LLC	7.25%		10/25/2011	2,500	2,496,640
Ford Motor Credit Co. LLC	8.70%		10/1/2014	1,250	1,285,499

Total					4,419,951

Food 1.42%
B&G Foods, Inc.	8.00%		10/1/2011	1,125	1,150,312
CFG Investment SAC (Peru)†(a)	9.25%		12/19/2013	225	221,063
H.J. Heinz Co.†	7.125%		8/1/2039	2,000	2,320,666
Land O’ Lakes, Inc.	9.00%		12/15/2010	2,850	2,850,000
M-Foods Holdings, Inc.†	9.75%		10/1/2013	1,350	1,410,750
Tate & Lyle International Finance plc (United Kingdom)†(a)	6.625%		6/15/2016	2,500	2,655,930

Total					10,608,721

Gaming 0.90%
International Game Technology	7.50%		6/15/2019	2,500	2,808,795
Mohegan Tribal Gaming Authority	6.125%		2/15/2013	1,125	838,125
Pinnacle Entertainment, Inc.	8.25%		3/15/2012	1,650	1,658,250
Scientific Games Corp.	6.25%		12/15/2012	575	562,062
Scientific Games International, Inc.	9.25%		6/15/2019	250	260,938
Turning Stone Casino Resort†	9.125%		9/15/2014	650	635,375

Total					6,763,545

Healthcare Products 0.93%
Biogen Idec, Inc.	6.875%		3/1/2018	1,600	1,761,336
Biomet, Inc.	11.625%		10/15/2017	1,050	1,147,125
Boston Scientific Corp.	4.25%		1/12/2011	1,000	1,015,000
HCA, Inc.	7.875%		2/1/2011	400	410,000
HCA, Inc.	8.75%		9/1/2010	1,000	1,027,500

See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Healthcare Products (continued)
HCA, Inc.	9.125%	11/15/2014	$1,050	$1,099,875
Inverness Medical Innovations, Inc.†	7.875%	2/1/2016	500	493,750

Total				6,954,586

Household Equipment/Products 0.04%
Controladora Mabe SA CV (Mexico)†(a)	7.875%	10/28/2019	300	295,500

Household Furnishings 0.28%
ALH Finance LLC/ALH Finance Corp.	8.50%	1/15/2013	1,200	1,182,000
Sealy Mattress Co.†	10.875%	4/15/2016	825	911,625

Total				2,093,625

Industrial Products 0.52%
Deluxe Corp.	5.125%	10/1/2014	375	335,625
Deluxe Corp.	7.375%	6/1/2015	350	339,500
Vale Overseas Ltd. (Brazil)(a)	5.625%	9/15/2019	305	316,553
Vale Overseas Ltd. (Brazil)(a)	6.875%	11/21/2036	800	818,326
Vale Overseas Ltd. (Brazil)(a)	6.875%	11/10/2039	2,000	2,077,282

Total				3,887,286

Insurance 0.64%
Markel Corp.	7.125%	9/30/2019	3,200	3,357,933
Willis North America, Inc.	7.00%	9/29/2019	1,375	1,405,731

Total				4,763,664

Investment Management Companies 1.34%
BlackRock, Inc.	6.25%	9/15/2017	6,350	7,031,857
Lazard Group LLC	7.125%	5/15/2015	2,900	3,030,828

Total				10,062,685

Leisure 0.90%
Leslie’s Poolmart, Inc.	7.75%	2/1/2013	1,050	1,055,250
Seneca Gaming Corp.	7.25%	5/1/2012	1,275	1,255,875
Seneca Gaming Corp.	7.25%	5/1/2012	1,200	1,182,000
Speedway Motorsports, Inc.	6.75%	6/1/2013	1,849	1,830,510
Speedway Motorsports, Inc.	8.75%	6/1/2016	1,350	1,431,000

Total				6,754,635

See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Lodging 0.47%
FelCor Lodging LP†	10.00%	10/1/2014	$425	$416,500
Hyatt Hotels Corp.†	6.875%	8/15/2019	3,000	3,106,887

Total				3,523,387

Machinery: Agricultural 0.70%
Ciliandra Perkasa Finance Co. Pte Ltd. (Indonesia)†(a)	10.75%	12/8/2011	700	721,000
Lorillard Tobacco Co.	8.125%	6/23/2019	4,100	4,545,375

Total				5,266,375

Machinery: Industrial/Specialty 0.13%
CPM Holdings, Inc.†	10.625%	9/1/2014	900	945,000

Machinery: Oil Well Equipment & Services 1.22%
National Oilwell Varco, Inc.	6.125%	8/15/2015	4,500	4,636,516
Pride International, Inc.	7.375%	7/15/2014	3,500	3,622,500
Pride International, Inc.	8.50%	6/15/2019	775	862,188

Total				9,121,204

Manufacturing 0.36%
Freedom Group, Inc.†	10.25%	8/1/2015	250	268,438
Freedom Group, Inc.†	10.25%	8/1/2015	1,175	1,261,656
Tyco International Ltd.	7.00%	12/15/2019	750	865,533
Wabtec Corp.	6.875%	7/31/2013	325	329,469

Total				2,725,096

Media 2.34%
DirecTV Holdings LLC/DirecTV Financing Co., Inc.	7.625%	5/15/2016	3,650	3,937,901
Discovery Communications LLC	5.625%	8/15/2019	2,175	2,296,287
NET Servicos de Comunicacao SA (Brazil)†(a)	7.50%	1/27/2020	300	301,875
Rainbow National Services LLC†	8.75%	9/1/2012	2,685	2,738,700
Rainbow National Services LLC†	10.375%	9/1/2014	575	605,187
Time Warner, Inc.	7.625%	4/15/2031	4,540	5,279,026
Viacom, Inc.	4.375%	9/15/2014	1,300	1,356,572
Viacom, Inc.	6.75%	10/5/2037	925	988,749

Total				17,504,297

Metal Fabricating 0.87%
Owens-Brockway Glass Container, Inc.	8.25%	5/15/2013	3,000	3,075,000
Timken Co.	6.00%	9/15/2014	3,000	3,193,473

See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Metal Fabricating (continued)
Xstrata Canada Corp. (Canada)(a)	7.25%	7/15/2012	$225	$244,102

Total				6,512,575

Metals & Minerals: Miscellaneous 4.00%
Anglo American Capital plc (United Kingdom)†(a)	9.375%	4/8/2014	5,325	6,390,080
Barrick North America Finance LLC (Canada)(a)	7.50%	9/15/2038	950	1,142,122
CII Carbon LLC†	11.125%	11/15/2015	1,725	1,714,219
Compass Minerals International, Inc.†	8.00%	6/1/2019	800	846,000
Newmont Mining Corp.	6.25%	10/1/2039	2,900	2,880,782
Rio Tinto Finance USA Ltd. (Australia)(a)	8.95%	5/1/2014	10,000	12,036,380
Teck Resources Ltd. (Canada)(a)	9.75%	5/15/2014	500	564,375
Teck Resources Ltd. (Canada)(a)	10.75%	5/15/2019	3,750	4,396,875

Total				29,970,833

Miscellaneous 1.64%
Downstream Development Authority Quapaw Tribe of Oklahoma†	12.00%	10/15/2015	845	684,450
Freeport-McMoRan Copper & Gold, Inc.	8.25%	4/1/2015	5,875	6,307,735
Lender Processing Services, Inc.	8.125%	7/1/2016	400	424,000
Magellan Midstream Partners LP	6.40%	5/1/2037	850	875,064
Majapahit Holding BV (Netherlands)†(a)	8.00%	8/7/2019	300	309,000
Texas Eastern Transmission LP	7.00%	7/15/2032	3,164	3,680,681

Total				12,280,930

Natural Gas 1.09%
Florida Gas Transmission Co. LLC†	7.90%	5/15/2019	3,600	4,355,820
Tennessee Gas Pipeline Co.	6.00%	12/15/2011	3,770	3,793,517

Total				8,149,337

Office Supplies 0.28%
Staples, Inc.	9.75%	1/15/2014	1,725	2,088,057

Oil 5.68%
Antero Resources Finance Corp.†	9.375%	12/1/2017	625	629,688
Continental Resources, Inc.†	8.25%	10/1/2019	600	619,500
Dolphin Energy Ltd. (United Arab Emirates)†(a)	5.888%	6/15/2019	1,570	1,541,366
Hilcorp Energy I LP/Hilcorp Finance Co.†	7.75%	11/1/2015	1,000	967,500
Holly Corp.†	9.875%	6/15/2017	950	990,375
Hornbeck Offshore Services, Inc. Series B	6.125%	12/1/2014	400	375,500

See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Oil (continued)
Mariner Energy, Inc.	7.50%	4/15/2013	$325	$320,125
Mariner Energy, Inc.	11.75%	6/30/2016	1,400	1,550,500
Panhandle Eastern Pipeline Co. LP	7.00%	6/15/2018	3,800	4,287,141
Premcor Refining Group, Inc. (The)	7.50%	6/15/2015	2,700	2,808,440
Questar Market Resources, Inc.	6.80%	4/1/2018	2,675	2,835,915
Questar Market Resources, Inc.	6.80%	3/1/2020	535	576,897
Ras Laffan Liquefied Natural Gas Co., Ltd. II (Qatar)†(a)	5.298%	9/30/2020	1,300	1,324,304
Ras Laffan Liquefied Natural Gas Co., Ltd. III (Qatar)†(a)	6.75%	9/30/2019	1,000	1,094,762
SEACOR Holdings, Inc.	7.375%	10/1/2019	3,600	3,771,241
Suncor Energy, Inc. (Canada)(a)	6.85%	6/1/2039	4,750	5,308,771
Swift Energy Co.	7.125%	6/1/2017	1,200	1,107,000
Swift Energy Co.	8.875%	1/15/2020	600	600,000
Valero Energy Corp.	9.375%	3/15/2019	1,550	1,874,553
Whiting Petroleum Corp.	7.25%	5/1/2012	2,100	2,121,000
Whiting Petroleum Corp.	7.25%	5/1/2013	550	555,500
Woodside Finance Ltd. (Australia)†(a)	8.125%	3/1/2014	3,000	3,471,933
Woodside Finance Ltd. (Australia)†(a)	8.75%	3/1/2019	3,000	3,736,860

Total				42,468,871

Oil: Crude Producers 4.70%
Alberta Energy Co., Ltd. (Canada)(a)	8.125%	9/15/2030	4,965	6,136,313
Anadarko Petroleum Corp.	5.95%	9/15/2016	500	546,330
Anadarko Petroleum Corp.	7.625%	3/15/2014	1,700	1,970,329
Anadarko Petroleum Corp.	8.70%	3/15/2019	3,480	4,365,998
Cimarex Energy Co.	7.125%	5/1/2017	775	775,969
Comstock Resources, Inc.	6.875%	3/1/2012	800	804,000
Comstock Resources, Inc.	8.375%	10/15/2017	800	806,000
Enogex LLC†	6.25%	3/15/2020	4,000	4,061,360
Gulfstream Natural Gas System LLC†	6.95%	6/1/2016	1,191	1,349,023
Holly Energy Partners LP	6.25%	3/1/2015	575	543,375
Kerr-McGee Corp.	7.125%	10/15/2027	1,000	1,039,002
Key Energy Services, Inc.	8.375%	12/1/2014	475	466,094
Maritimes & Northeast Pipeline LLC†	7.50%	5/31/2014	4,000	4,439,460
Noble Energy, Inc.	5.25%	4/15/2014	2,000	2,104,478
Range Resources Corp.	8.00%	5/15/2019	500	525,000
Southeast Supply Header LLC†	4.85%	8/15/2014	2,600	2,683,002

See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Oil: Crude Producers (continued)
Southwestern Energy Co.	7.50%	2/1/2018	$2,450	$2,541,875

Total				35,157,608

Oil: Integrated Domestic 3.05%
Ferrellgas Partners LP	6.75%	5/1/2014	725	699,625
Frontier Oil Corp.	6.625%	10/1/2011	1,375	1,381,875
Frontier Oil Corp.	8.50%	9/15/2016	1,275	1,310,063
Marathon Oil Corp.	6.60%	10/1/2037	1,875	2,019,433
National Fuel Gas Co.	6.50%	4/15/2018	1,400	1,515,513
National Fuel Gas Co.	8.75%	5/1/2019	3,975	4,809,881
Newfield Exploration Co.	7.625%	3/1/2011	2,125	2,199,375
Pacific Energy Partners LP/PAA Finance Corp.	6.25%	9/15/2015	900	955,251
Petronas Global Sukuk Ltd. (Malaysia)†(a)	4.25%	8/12/2014	1,800	1,830,087
Questar Gas Co.	7.20%	4/1/2038	1,000	1,079,717
Rockies Express Pipeline LLC†	6.85%	7/15/2018	3,500	3,929,019
Transcontinental Gas Pipe Line Corp.	7.25%	12/1/2026	1,000	1,129,172

Total				22,859,011

Oil: Integrated International 0.18%
Questar Pipeline Co.	5.83%	2/1/2018	1,250	1,332,190

Paper & Forest Products 0.62%
Clearwater Paper Corp.†	10.625%	6/15/2016	1,075	1,187,875
Georgia-Pacific LLC	8.125%	5/15/2011	2,300	2,432,250
Sino-Forest Corp. (Hong Kong)†(a)	9.125%	8/17/2011	230	238,912
Sino-Forest Corp. (Hong Kong)†(a)	10.25%	7/28/2014	700	759,500

Total				4,618,537

Plastics 0.15%
Plastipak Holdings, Inc.†	10.625%	8/15/2019	1,025	1,132,625

Pollution Control 0.19%
Clean Harbors, Inc.†	7.625%	8/15/2016	1,400	1,415,750

Power 0.09%
National Gas Co. of Trinidad & Tobago Ltd. (Trinidad/Tobago)†(a)	6.05%	1/15/2036	750	692,061

Railroads 0.08%
Canadian Pacific Railway Co. (Canada)(a)	5.95%	5/15/2037	622	612,469

See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Real Estate Investment Trusts 0.17%
Tanger Properties LP	6.15%	11/15/2015	$1,250	$1,263,349

Retail 0.38%
Arcos Dorados BV (Netherlands)†(a)	7.50%	10/1/2019	200	201,000
Macy’s Retail Holdings, Inc.	7.45%	9/15/2011	2,050	2,111,500
QVC, Inc.†	7.50%	10/1/2019	525	527,625

Total				2,840,125

Retail: Specialty 0.39%
Brown Shoe Co., Inc.	8.75%	5/1/2012	1,200	1,212,000
Kohl’s Corp.	6.875%	12/15/2037	750	872,011
Revlon Consumer Products Corp.†	9.75%	11/15/2015	450	457,312
Sonic Automotive, Inc.	8.625%	8/15/2013	410	405,900

Total				2,947,223

Services 0.25%
Corrections Corp. of America	6.25%	3/15/2013	200	201,250
Iron Mountain, Inc.	7.75%	1/15/2015	1,625	1,637,188

Total				1,838,438

Steel 1.37%
Allegheny Technologies, Inc.	9.375%	6/1/2019	3,387	3,903,799
ArcelorMittal (Luxembourg)(a)	9.85%	6/1/2019	4,500	5,553,490
CSN Islands XI Corp.†	6.875%	9/21/2019	400	400,000
Gerdau Holdings, Inc. (Brazil)†(a)	7.00%	1/20/2020	400	398,800

Total				10,256,089

Storage Facilities 0.15%
Mobile Mini, Inc.	6.875%	5/1/2015	700	658,000
Mobile Mini, Inc.	9.75%	8/1/2014	450	468,000

Total				1,126,000

Technology 0.34%
Fisher Scientific International, Inc.	6.75%	8/15/2014	2,000	2,076,788
ViaSystems, Inc.†	12.00%	1/15/2015	450	456,750

Total				2,533,538

Telecommunications 2.59%
Atlantic Broadband Finance LLC	9.375%	1/15/2014	1,000	1,000,000
CC Holdings GS V LLC/Crown Castle GS III Corp.†	7.75%	5/1/2017	3,200	3,400,000

See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2009

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
Telecommunications (continued)
DigitalGlobe, Inc.†	10.50%		5/1/2014	$2,300	$2,472,500
GCI, Inc.†	8.625%		11/15/2019	375	376,875
GeoEye, Inc.†	9.625%		10/1/2015	575	599,437
Global Crossing Ltd.†	12.00%		9/15/2015	425	454,750
Hughes Network Systems LLC	9.50%		4/15/2014	700	703,500
Inmarsat Finance II plc (United Kingdom)(a)	10.375%		11/15/2012	1,300	1,348,750
Inmarsat Finance plc (United Kingdom)†(a)	7.375%		12/1/2017	250	253,750
Intelsat Ltd.†	8.50%		11/1/2019	600	603,000
Intelsat Subsidiary Holding Co., Ltd.†	8.875%		1/15/2015	1,075	1,091,125
NII Capital Corp.†	10.00%		8/15/2016	1,150	1,224,750
Nordic Telephone Holdings Co. (Denmark)†(a)	8.875%		5/1/2016	1,675	1,767,125
Qtel International Finance Ltd. (Qatar)†(a)	6.50%		6/10/2014	600	649,951
Telemar Norte Leste SA (Brazil)†(a)	9.50%		4/23/2019	500	598,125
ViaSat, Inc.†	8.875%		9/15/2016	400	405,500
Wind Acquisition Finance SA (Italy)†(a)	10.75%		12/1/2015	1,325	1,424,375
Wind Acquisition Finance SA (Italy)†(a)	11.75%		7/15/2017	900	1,003,500

Total					19,377,013

Telephone-Long Distance 0.60%
Centennial Communications Corp.	6.04%	#	1/1/2013	3,000	3,007,500
Centennial Communications Corp.	10.00%		1/1/2013	1,375	1,450,625

Total					4,458,125

Textile Products 0.17%
Mohawk Industries, Inc.	6.50%		1/15/2011	1,250	1,275,000

Tire & Rubber 0.18%
Goodyear Tire & Rubber Co. (The)	5.01%	#	12/1/2009	1,325	1,325,000

Tobacco 1.57%
Altria Group, Inc.	7.75%		2/6/2014	600	691,030
Altria Group, Inc.	9.95%		11/10/2038	5,750	7,467,646
Universal Corp.	6.25%		12/1/2014	3,500	3,572,418

Total					11,731,094

Transportation: Miscellaneous 0.36%
Commercial Barge Line Co.†	12.50%		7/15/2017	1,300	1,339,000
Navios Maritime Holdings, Inc./Navios Maritime Finance US, Inc. (Greece)†(a)	8.875%		11/1/2017	1,000	1,030,000

See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Transportation: Miscellaneous (continued)
TGI International Ltd. (Colombia)†(a)	9.50%	10/3/2017	$325	$356,265

Total				2,725,265

Utilities 0.11%
Commonwealth Edison Co.	6.95%	7/15/2018	700	787,986

Utilities: Electrical 1.51%
IPALCO Enterprises, Inc.†	7.25%	4/1/2016	3,725	3,734,312
IPALCO Enterprises, Inc.	8.625%	11/14/2011	2,700	2,808,000
TAQA Abu Dhabi National Energy Co. (United Arab Emirates)†(a)	6.165%	10/25/2017	1,400	1,387,330
TAQA Abu Dhabi National Energy Co. (United Arab Emirates)†(a)	6.25%	9/16/2019	200	199,818
TAQA Abu Dhabi National Energy Co. (United Arab Emirates)†(a)	6.50%	10/27/2036	3,425	3,210,629

Total				11,340,089

Utilities: Miscellaneous 0.75%
American Water Capital Corp.	6.593%	10/15/2037	2,374	2,511,514
Source Gas LLC†	5.90%	4/1/2017	3,400	3,063,866

Total				5,575,380

Total Corporate Bonds (cost $558,410,560)				609,734,510

FLOATING RATE LOANS(b) 0.66%

Drugs 0.12%
Warner Chilcott plc Term Loan A	5.50%	10/30/2014	339	338,505
Warner Chilcott plc Term Loan B	5.75%	4/30/2015	542	541,693

Total				880,198

Household Equipment/Products 0.07%
Dollar General Corp. Term Loan B1	2.984% - 3.031%	7/7/2014	599	563,114

Services 0.10%
Language Line LLC Term Loan B	5.75%	11/4/2015	800	787,500

Telecommunications 0.07%
Atlantic Broadband Finance LLC Term Loan B2	2.54%	6/1/2013	478	476,001
Atlantic Broadband Finance LLC Term Loan B2	6.75%	9/1/2011	18	17,442

Total				493,443

See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Utilities: Electrical 0.25%
Texas Competitive Electric Holdings Co. LLC Term Loan B1	3.753% - 3.783%	10/10/2014	$2,453	$1,836,314

Utilities: Miscellaneous 0.05%
Sensus Metering Systems, Inc. Term Loan B3	6.75% - 7.00%	6/3/2013	400	401,375

Total Floating Rate Loans (cost $4,879,759)				4,961,944

FOREIGN GOVERNMENT OBLIGATIONS 1.23%

Argentina 0.04%
Republic of Argentina(a)	8.28%	12/31/2033	376	261,287

Bahamas 0.11%
Commonwealth of Bahamas†	6.95%	11/20/2029	815	828,662

Brazil 0.04%
Federal Republic of Brazil(a)	5.625%	1/7/2041	300	291,000

Cayman Islands 0.11%
Cayman Islands Government†	5.95%	11/24/2019	800	817,729

Croatia 0.07%
Republic of Croatia†(a)	6.75%	11/5/2019	500	540,284

Dominican Republic 0.02%
Dominican Republic†(a)	9.04%	1/23/2018	109	119,681

El Salvador 0.03%
Republic of El Salvador†(a)	7.375%	12/1/2019	200	206,500

Ghana 0.13%
Republic of Ghana†(a)	8.50%	10/4/2017	1,000	995,000

Lithuania 0.08%
Republic of Lithuania†(a)	6.75%	1/15/2015	600	605,610

Mexico 0.07%
United Mexican States(a)	5.875%	2/17/2014	500	546,500

See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2009

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Value
Philippines 0.03%
Republic of Philippines(a)	6.375%		10/23/2034	$250		$243,750

Poland 0.05%
Republic of Poland(a)	6.375%		7/15/2019	312		348,596

Qatar 0.14%
State of Qatar†(a)	6.40%		1/20/2040	1,000		1,025,000

Russia 0.10%
Russia Eurobonds†(a)	7.50%		3/31/2030	658		740,250

South Africa 0.02%
Republic of South Africa(a)	6.875%		5/27/2019	150		167,812

Sri Lanka 0.05%
Republic of Sri Lanka†(a)	7.40%		1/22/2015	350		360,500

Ukraine 0.05%
Ukraine Government†(a)	6.58%		11/21/2016	200		148,000
Ukraine Government†(a)	7.65%		6/11/2013	300		247,500

Total						395,500

Uruguay 0.03%
Republic of Uruguay(a)	6.875%		9/28/2025	200		216,500

Venezuela 0.06%
Republic of Venezuela(a)	9.375%		1/13/2034	700		477,750

Total Foreign Government Obligations (cost $8,405,106)						9,187,911

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 1.78%
Federal Home Loan Mortgage Corp. 73 G IO	1095.35%	(c)	10/15/2020	–	(d)	9,528
Federal Home Loan Mortgage Corp. 141 A PO	Zero Coupon		7/1/2022	30		28,382
Federal Home Loan Mortgage Corp. 181 F IO	494.14%	(c)	8/15/2021	3		30,109
Federal Home Loan Mortgage Corp. 1020 S IO	900.95%	(c)	12/15/2020	–	(d)	4,521
Federal Home Loan Mortgage Corp. 1032 IO	544.714%	(c)	12/15/2020	1		9,217
Federal Home Loan Mortgage Corp. 1046 I IO	1009.00%	(c)	2/15/2021	–	(d)	6,440
Federal Home Loan Mortgage Corp. 1049 N IO	1010.50%	(c)	2/15/2021	1		14,452
Federal Home Loan Mortgage Corp. 1058 I IO	1008.50%	(c)	4/15/2021	–	(d)	5,315
Federal Home Loan Mortgage Corp. 1059 U IO	409.00%	(c)	4/15/2021	–	(d)	4,746

See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2009

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Value
GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. 1066 S IO	1195.607%	(c)	4/15/2021	$1		$18,034
Federal Home Loan Mortgage Corp. 1082 D IO	1007.78%	(c)	5/15/2021	1		28,991
Federal Home Loan Mortgage Corp. 1095 A PO	Zero Coupon		6/15/2021	35		32,613
Federal Home Loan Mortgage Corp. 1137 M IO	1185.497%	(c)	9/15/2021	–	(d)	8,339
Federal Home Loan Mortgage Corp. 1148 F PO	Zero Coupon		10/15/2021	73		64,641
Federal Home Loan Mortgage Corp. 1180 G IO	1008.40%	(c)	11/15/2021	–	(d)	3,635
Federal Home Loan Mortgage Corp. 1200 IB IO	1007.00%	(c)	2/15/2022	–	(d)	1,227
Federal Home Loan Mortgage Corp. 1241 X IO	982.654%	(c)	4/15/2022	–	(d)	1,954
Federal Home Loan Mortgage Corp. 1363 B PO	Zero Coupon		8/15/2022	119		107,210
Federal Home Loan Mortgage Corp. 1372 C PO	Zero Coupon		9/15/2022	65		60,402
Federal Home Loan Mortgage Corp. K004 A2	4.186%		8/25/2019	8,200		8,400,007
Federal National Mortgage Assoc. 94 2 IO	9.50%		8/1/2021	17		3,288
Federal National Mortgage Assoc. 133 1 PO	Zero Coupon		4/25/2022	7		6,453
Federal National Mortgage Assoc. 1991-158 E IO	1008.00%	(c)	12/25/2021	–	(d)	6,930
Federal National Mortgage Assoc. 2009 M2 A2	3.334%		1/25/2019	4,400		4,457,943

Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $13,009,020)						13,314,377

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGH 0.68%
Federal National Mortgage Assoc.(e) (cost $4,937,736)	5.264%	#	10/1/2035	4,940		5,109,611

MUNICIPAL BONDS 2.42%

Education 0.42%
Los Angeles CA Unif Sch Dist Build America Bds	5.75%		7/1/2034	1,335		1,295,204
Univ of AL Rev Build America Bds Ser A	6.28%		7/1/2039	1,795		1,832,408

Total						3,127,612

Housing 0.05%
Port of Seattle WA Rev Ser B1	7.00%		5/1/2036	345		360,508

Other Revenue 0.23%
Dallas TX Convtn Ctr Hotel Dev Corp Build America Bds	7.088%		1/1/2042	1,715		1,751,804

See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pre-Refunded 0.21%
Metro Transn Auth NY Build America Bds	7.336%	11/15/2039	$830	$993,120
Metro Transn Auth NY Ser B	5.00%	11/15/2034	600	619,944

Total				1,613,064

Sales Tax 0.38%
New York City NY Transnl Fin Auth Build America Bds	5.767%	8/1/2036	2,800	2,853,116

Transportation 1.02%
Clark Cnty NV Arpt Rev Build America Bds Ser B	6.881%	7/1/2042	2,245	2,266,911
IL St Toll Hwy Auth Build America Bds Ser A	6.184%	1/1/2034	690	743,289
Metro WA DC Arpts Auth Build America Bds	7.462%	10/1/2046	1,055	1,124,820
NC Tpk Auth Build America Bds Ser B	6.70%	1/1/2039	690	729,316
North TX Twy Auth Rev Build America Bds Ser B	6.718%	1/1/2049	1,150	1,262,861
NH St Tpk Sys Rev Build America Bds Ser A	6.009%	11/1/2039	615	625,197
NJ St Tpk Auth Rev Build America Bds Ser F	7.414%	1/1/2040	300	360,504
UT Transit Auth Sales Tax Rev Build America Bds Ser B	5.937%	6/15/2039	500	534,620

Total				7,647,518

Utilities 0.10%
Sacramento CA Muni Util Dist Build America Bds Ser V	6.322%	5/15/2036	680	715,713

Total Municipal Bonds (cost $17,435,392)				18,069,335

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 8.41%
Banc of America Commercial Mortgage, Inc. 2005-2 A5	4.857%	7/10/2043	1,105	1,098,119
Banc of America Commercial Mortgage, Inc. 2005-3 A4	4.668%	7/10/2043	900	871,155
Banc of America Commercial Mortgage, Inc. 2006-1 A4	5.372%	9/10/2045	3,005	2,924,696
Bear Stearns Commercial Mortgage Securities, Inc. 2006-PW14 AAB	5.171%	12/11/2038	5,000	5,071,849
Bear Stearns Commercial Mortgage Securities, Inc. 2006-T24 AB	5.533%	10/12/2041	7,415	7,630,824
Citigroup Commercial Mortgage Trust 2005-C3 A4	4.86%	5/15/2043	3,000	2,973,412
Commercial Mortgage Pass-Through Certificates 2005-C6 A5A	5.116%	6/10/2044	3,000	2,992,299
CS First Boston Mortgage Securities Corp. 2001-CK6 A3	6.387%	8/15/2036	5,531	5,824,451

See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2009

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CS First Boston Mortgage Securities Corp. 2005-C2 AAB	4.681%		4/15/2037	$5,120	$5,174,800
Developers Diversified Realty I Depositor LLC Trust 2009-DDR1	3.807%		10/14/2014	3,000	3,006,600
GE Capital Commercial Mortgage Corp. 2005-C3 A7A	4.974%		7/10/2045	3,000	2,958,338
GE Capital Commercial Mortgage Corp. 2006-C1 A4	5.336%	#	3/10/2044	2,760	2,742,113
GMAC Commercial Mortgage Securities, Inc. 2006-C1 A4	5.238%		11/10/2045	4,000	3,846,713
GS Mortgage Securities Corp. II 2005-GG4 A4A	4.751%		7/10/2039	1,200	1,160,308
JPMorgan Chase Commercial Mortgage Securities Corp. 2005-CB12 A4	4.895%		9/12/2037	1,000	995,174
Merrill Lynch Mortgage Trust 2005-CKI1 A6	5.405%	#	11/12/2037	2,140	2,161,978
Merrill Lynch Mortgage Trust 2005-LC1 A4	5.291%		1/12/2044	3,800	3,778,254
Merrill Lynch Mortgage Trust 2005-MCP1 A2	4.556%		6/12/2043	4,264	4,269,842
Morgan Stanley Capital I 2006-T23 AAB	5.971%	#	8/12/2041	2,525	2,647,640
Wachovia Bank Commercial Mortgage Trust 2003-C5 A1	2.986%		6/15/2035	800	803,202

Total Non-Agency Commercial Mortgage-Backed Securities (cost $59,224,200)					62,931,767

U.S. TREASURY OBLIGATIONS 0.32%
U.S. Treasury Bond	4.50%		8/15/2039	1,989	2,090,316
U.S. Treasury Note	3.375%		11/15/2019	331	335,966

Total U.S. Treasury Obligations (cost $2,404,163)					2,426,282

Total Long-Term Investments (cost $677,458,623)					734,510,414

SHORT-TERM INVESTMENT 0.25%

Repurchase Agreement
Repurchase Agreement dated 11/30/2009, 0.01% due 12/1/2009 with State Street Bank & Trust Co. collateralized by $1,910,000 of U.S. Treasury Bill at 0.21% due 3/18/2010; value: $1,909,618; proceeds: $1,870,806 (cost $1,870,806)				1,871	1,870,806

Total Investments in Securities 98.40% (cost $679,329,429)					736,381,220

Cash and Other Assets in Excess of Liabilities(f) 1.60%					11,963,643

Net Assets 100.00%					$748,344,863

See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2009

IO	Interest Only.
PO	Principal Only.
#	Variable rate security. The interest rate represents the rate at November 30, 2009.
†

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be resold to qualified institutional investors. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)	Foreign security traded in U.S. dollars.
(b)

Floating Rate Loans in which the Fund invests generally pay interest at rates that are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate shown is the rate(s) in effect at November 30, 2009.

(c)

IOettes. These securities represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s, however, a nominal amount of principal is assigned to an IOette. This amount is very small in relation to the interest flow that constitutes almost all of the IOette cash flow. The stated price and coupon are linked to that small principal amount and therefore appear unusually large.

(d)	Amount is less than $1,000.
(e)	Securities have been fully/partially segregated to cover margin requirements for open futures contracts as of November 30, 2009 (See Note 2(h)).
(f)

Cash and Other Assets in Excess of Liabilities include net unrealized appreciation (depreciation) on futures contracts, unfunded commitments and forward foreign currency exchange contracts, as follows:

Open Futures Contracts at November 30, 2009:

Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S. 5-Year Treasury Note	December 2009	18	Short	$(2,132,297)	$(17,992)
U.S. 10-Year Treasury Note	December 2009	257	Short	(31,141,172)	(639,951)
U.S. 30-Year Treasury Bond	December 2009	101	Short	(12,457,719)	(403,290)

Totals				$(45,731,188)	$(1,061,233)

Open Forward Foreign Currency Exchange Contracts at November 30, 2009:

Forward Foreign Currency Exchange Contracts	Transaction Type	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Argentine Peso	Buy	12/9/2009	5,130,000	$1,293,821	$1,345,226	$51,405
Argentine Peso	Buy	12/9/2009	300,000	75,513	78,668	3,155
Argentine Peso	Buy	1/15/2010	3,275,000	831,218	852,346	21,128
Brazilian Real	Buy	1/15/2010	2,620,000	1,456,365	1,479,756	23,391
Brazilian Real	Sell	1/15/2010	625,000	353,607	352,995	612
Brazilian Real	Buy	2/5/2010	500,000	287,158	281,258	(5,900)
Brazilian Real	Buy	2/5/2010	130,000	73,169	73,127	(42)
Brazilian Real	Buy	2/5/2010	1,625,000	907,112	914,089	6,977
Canadian Dollar	Buy	12/11/2009	789,113	747,280	747,689	409
Canadian Dollar	Sell	12/11/2009	789,113	730,782	747,689	(16,907)
Chilean Peso	Buy	2/5/2010	252,000,000	477,273	509,998	32,725
Chilean Peso	Sell	2/5/2010	107,000,000	217,369	216,547	822
Chinese Yuan Renminbi	Buy	12/9/2009	8,920,000	1,306,233	1,306,690	457
Chinese Yuan Renminbi	Buy	12/9/2009	530,000	77,642	77,640	(2)
Chinese Yuan Renminbi	Sell	12/9/2009	2,420,000	355,255	354,505	750
Chinese Yuan Renminbi	Sell	12/9/2009	2,560,000	374,927	375,014	(87)
Colombian Peso	Buy	12/9/2009	3,075,000,000	1,476,236	1,533,672	57,436
Czech Koruna	Buy	12/9/2009	35,820,000	1,989,061	2,059,480	70,419
Czech Koruna	Buy	1/15/2010	46,200,000	2,673,843	2,653,916	(19,927)
Czech Koruna	Buy	1/15/2010	1,975,000	111,456	113,452	1,996
Czech Koruna	Buy	2/5/2010	7,550,000	435,191	433,504	(1,687)

See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2009

Forward Foreign Currency Exchange Contracts	Transaction Type	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Euro	Sell	12/15/2009	370,000	$ 539,808	$555,552	$(15,744)
Euro	Sell	2/5/2010	293,081	435,191	439,974	(4,783)
Euro	Sell	2/5/2010	80,000	119,138	120,096	(958)
Hong Kong Dollar	Buy	1/15/2010	18,570,000	2,397,831	2,396,986	(845)
Hong Kong Dollar	Buy	1/15/2010	575,000	74,235	74,220	(15)
Hong Kong Dollar	Buy	2/5/2010	16,940,000	2,187,161	2,186,980	(181)
Hong Kong Dollar	Sell	2/5/2010	1,740,000	224,622	224,637	(15)
Hungarian Forint	Buy	1/15/2010	523,500,000	2,800,963	2,845,187	44,224
Hungarian Forint	Buy	1/15/2010	25,000,000	133,811	135,873	2,062
Hungarian Forint	Sell	1/15/2010	18,600,000	102,706	101,090	1,616
Hungarian Forint	Buy	2/5/2010	304,000,000	1,620,037	1,647,650	27,613
Indian Rupee	Buy	1/15/2010	119,420,000	2,491,030	2,560,856	69,826
Indian Rupee	Buy	2/5/2010	11,160,000	237,857	239,019	1,162
Indonesian Rupiah	Buy	12/9/2009	3,500,000,000	338,328	369,698	31,370
Indonesian Rupiah	Buy	1/15/2010	16,825,000,000	1,716,837	1,765,066	48,229
Israeli New Shekel	Buy	12/9/2009	1,340,000	354,544	354,734	190
Israeli New Shekel	Buy	12/9/2009	275,000	73,242	72,800	(442)
Israeli New Shekel	Buy	2/5/2010	5,545,000	1,462,289	1,468,174	5,885
Israeli New Shekel	Buy	2/5/2010	760,000	202,010	201,229	(781)
Malaysian Ringgit	Buy	1/15/2010	4,530,000	1,307,737	1,332,650	24,913
Malaysian Ringgit	Buy	1/15/2010	345,000	100,642	101,493	851
Mexican Peso	Buy	12/9/2009	2,200,000	161,373	169,982	8,609
Mexican Peso	Buy	12/9/2009	2,100,000	162,344	162,256	(88)
Mexican Peso	Buy	1/15/2010	26,200,000	1,915,625	2,014,921	99,296
Mexican Peso	Buy	2/5/2010	78,470,000	5,852,913	6,018,318	165,405
New Romanian Leu	Buy	12/9/2009	5,430,000	1,784,130	1,908,050	123,920
New Romanian Leu	Sell	12/9/2009	880,000	295,342	309,224	(13,882)
New Romanian Leu	Buy	2/5/2010	5,200,000	1,753,499	1,800,217	46,718
New Taiwan Dollar	Buy	1/15/2010	11,250,000	354,219	351,031	(3,188)
New Turkish Lira	Buy	12/9/2009	5,530,000	3,620,057	3,613,887	(6,170)
New Turkish Lira	Buy	12/9/2009	155,000	102,786	101,294	(1,492)
New Turkish Lira	Buy	1/15/2010	110,000	72,896	71,427	(1,469)
New Turkish Lira	Buy	2/5/2010	6,285,000	4,153,999	4,066,048	(87,951)
Peruvian Nuevo Sol	Buy	12/9/2009	1,470,000	497,883	510,196	12,313
Peruvian Nuevo Sol	Buy	2/5/2010	970,000	333,448	336,392	2,944
Philippine Peso	Buy	12/9/2009	104,000,000	2,114,681	2,200,910	86,229
Philippine Peso	Buy	12/9/2009	16,000,000	334,588	338,601	4,013
Polish Zloty	Buy	12/9/2009	515,000	176,745	185,852	9,107
Polish Zloty	Buy	1/15/2010	12,755,000	4,407,851	4,591,286	183,435
Polish Zloty	Buy	2/5/2010	11,195,000	3,889,719	4,023,712	133,993
Russian Ruble	Buy	12/9/2009	69,150,000	2,131,194	2,363,511	232,317
Russian Ruble	Buy	12/9/2009	11,250,000	368,858	384,519	15,661
Russian Ruble	Sell	12/9/2009	4,100,000	138,582	140,136	(1,554)
Russian Ruble	Buy	2/5/2010	13,850,000	465,703	468,950	3,247
Singapore Dollar	Buy	12/9/2009	540,000	388,093	390,137	2,044
Singapore Dollar	Buy	12/9/2009	240,000	171,294	173,394	2,100

See Notes to Financial Statements.

Schedule of Investments (concluded)

INCOME FUND November 30, 2009

Forward Foreign Currency Exchange Contracts	Transaction Type	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Singapore Dollar	Buy	1/15/2010	3,880,000	$2,754,459	$2,801,946	$47,487
Singapore Dollar	Buy	2/5/2010	3,580,000	2,563,552	2,584,768	21,216
South African Rand	Buy	1/15/2010	12,680,000	1,651,450	1,697,539	46,089
South African Rand	Buy	2/5/2010	10,900,000	1,400,299	1,453,371	53,072
South Korean Won	Buy	3/5/2010	430,000,000	372,457	368,980	(3,477)
Thai Baht	Buy	1/15/2010	48,270,000	1,442,476	1,451,620	9,144

Net Unrealized Appreciation on Forward Foreign Currency Exchange Contracts						$1,650,395

See Notes to Financial Statements.

Schedule of Investments

SHORT DURATION INCOME FUND November 30, 2009

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
LONG-TERM INVESTMENTS 95.89%

ASSET-BACKED SECURITIES 9.37%

Automobiles 4.16%
Capital Auto Receivables Asset Trust 2007-1 A3A	5.00%		4/15/2011	$3,954	$3,993,244
Capital Auto Receivables Asset Trust 2007-1 A3B	0.249%	#	4/15/2011	2,642	2,639,426
Capital Auto Receivables Asset Trust 2007-3 A3B	0.539%	#	9/15/2011	457	457,030
Capital Auto Receivables Asset Trust 2008-1 A3B	1.239%	#	8/15/2012	11,608	11,637,497
Capital One Prime Auto Receivables Trust 2007-2 A3	4.89%		1/15/2012	2,397	2,433,795
Carmax Auto Owner Trust 2007-1 A3	5.24%		7/15/2011	916	924,586
Carmax Auto Owner Trust 2007-2 A3	5.23%		12/15/2011	2,269	2,309,254
Carmax Auto Owner Trust 2007-3 A3B	0.639%	#	12/15/2011	2,993	2,993,554
Carmax Auto Owner Trust 2008-2 A2B	1.139%	#	9/15/2011	5,289	5,299,181
Chrysler Financial Auto Securitization Trust 2009-B A2	1.15%		11/8/2011	13,400	13,391,290
Daimler Chrysler Auto Trust 2007-A A2B	0.822%	#	3/8/2011	560	560,056
Ford Credit Auto Owner Trust 2006-B A4	5.25%		9/15/2011	5,555	5,669,536
Ford Credit Auto Owner Trust 2007-A A3B	0.269%	#	8/15/2011	3,128	3,124,709
Ford Credit Auto Owner Trust 2008-C A2B	1.139%	#	1/15/2011	2,187	2,188,711
Ford Credit Auto Owner Trust 2009-B A2	2.10%		11/15/2011	11,390	11,474,895
Ford Credit Auto Owner Trust 2009-E A2	0.80%		3/15/2012	25,000	25,001,737
Harley-Davidson Motorcycle Trust 2005-4 A2	4.85%		6/15/2012	379	388,633
Harley-Davidson Motorcycle Trust 2007-1 A3	5.22%		3/15/2012	141	142,531
Harley-Davidson Motorcycle Trust 2007-2 A3	5.10%		5/15/2012	810	819,263
Harley-Davidson Motorcycle Trust 2007-3 A3	0.589%	#	6/15/2012	6,607	6,609,285
Harley-Davidson Motorcycle Trust 2009-1 A2	2.52%		5/15/2012	7,500	7,566,643
Harley-Davidson Motorcycle Trust 2009-2 A2	2.00%		7/15/2012	6,350	6,400,222
Harley-Davidson Motorcycle Trust 2009-4 A2	1.16%		10/15/2012	7,500	7,499,544
Honda Auto Receivables Owner Trust 2009-2 A2	2.22%		8/15/2011	3,000	3,024,409
Honda Auto Receivables Owner Trust 2009-3 A2	1.50%		8/15/2011	8,500	8,550,426
Hyundai Auto Receivables Trust 2007-A A3B	0.639%	#	1/17/2012	8,863	8,866,685
Hyundai Auto Receivables Trust 2009-A A2	1.11%		2/15/2012	3,500	3,512,194
Nissan Auto Receivables Owner Trust 2007-B A3	5.03%		5/16/2011	3,070	3,107,264
Nissan Auto Receivables Owner Trust 2009-A A2	2.94%		7/15/2011	2,600	2,628,757
USAA Auto Owner Trust 2007-2 A3	4.90%		2/15/2012	951	965,213
USAA Auto Owner Trust 2009-1 A2	2.64%		8/15/2011	7,000	7,049,483

Total					161,229,053

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2009

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
Credit Cards 4.25%
American Express Credit Account Master Trust 2005-1 A	0.269%	#	10/15/2012	$3,000	$2,996,541
American Express Credit Account Master Trust 2007-3 A	0.239%	#	10/15/2012	10,000	9,987,595
American Express Credit Account Master Trust 2007-4 A	0.229%	#	12/17/2012	3,000	2,994,186
American Express Credit Account Master Trust 2008-3 A	1.189%	#	8/15/2012	10,550	10,557,561
American Express Issuance Trust 2005-1 A	0.269%	#	8/15/2011	9,500	9,478,616
Capital One Multi-Asset Execution Trust 2006-A9	0.254%	#	5/15/2013	8,300	8,266,878
Capital One Multi-Asset Execution Trust 2008-A1 A	0.989%	#	11/15/2012	3,515	3,516,402
Capital One Multi-Asset Execution Trust 2008-A4	1.539%	#	3/15/2013	13,710	13,741,954
Chase Issuance Trust 2007-A4	0.239%	#	4/16/2012	5,589	5,586,368
Chase Issuance Trust 2007-A6	0.239%	#	4/16/2012	5,000	4,994,742
Chase Issuance Trust 2008-A1	0.689%	#	1/15/2012	11,744	11,747,878
Citibank Credit Card Issuance Trust 2006-A6	0.246%	#	5/24/2012	2,484	2,478,984
Citibank Credit Card Issuance Trust 2007-A2	0.257%	#	5/21/2012	8,697	8,682,593
Discover Card Master Trust I 2003-3 A	0.439%	#	9/15/2012	16,000	15,994,402
Discover Card Master Trust I 2007-1 A	0.249%	#	8/15/2012	19,300	19,288,765
MBNA Credit Card Master Note Trust 2003-A8	0.429%	#	12/17/2012	28,050	27,939,174
MBNA Credit Card Master Note Trust 2006-A3	0.259%	#	8/15/2012	6,730	6,719,939

Total					164,972,578

Home Equity 0.01%
Option One Mortgage Loan Trust 2007-FXD2 2A1	5.90%		3/25/2037	528	508,567

Other 0.95%
CenterPoint Energy Transition Bond Co. LLC 2009-1 A1	1.833%	#	2/15/2016	18,000	18,000,000
Energy Texas Restoration Funding LLC 2009-A A1	2.12%		2/1/2016	17,060	17,195,623
SLM Student Loan Trust 2007-3 A1	0.272%	#	10/27/2014	1,523	1,521,367

Total					36,716,990

Total Asset-Backed Securities (cost $362,275,082)					363,427,188

CORPORATE BONDS 48.03%

Aerospace/Defense 0.15%
Alliant Techsystems, Inc.	6.75%		4/1/2016	3,770	3,741,725
L-3 Communications Corp.	6.125%		7/15/2013	2,000	2,025,000

Total					5,766,725

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Air Transportation 0.63%
Bristow Group, Inc.	6.125%	6/15/2013	$2,675	$2,601,437
Bristow Group, Inc.	7.50%	9/15/2017	200	194,400
Qantas Airways Ltd. (Australia)†(a)	6.05%	4/15/2016	3,000	3,006,477
Southwest Airlines Co.†	10.50%	12/15/2011	17,400	18,812,602

Total				24,614,916

Apparel 1.09%
Phillips-Van Heusen Corp.	7.25%	2/15/2011	12,000	12,105,000
Phillips-Van Heusen Corp.	8.125%	5/1/2013	3,885	3,972,412
Warnaco Group, Inc.	8.875%	6/15/2013	25,594	26,297,835

Total				42,375,247

Auto Parts: After Market 0.13%
Affinia Group, Inc.†	10.75%	8/15/2016	4,575	4,986,750

Automotive 0.14%
Roper Industries, Inc.	6.625%	8/15/2013	3,285	3,628,572
TRW Automotive, Inc.†	8.875%	12/1/2017	1,800	1,804,500

Total				5,433,072

Banks: Money Center 2.39%
Central American Bank for Economic Integration (Honduras)†(a)	5.375%	9/24/2014	375	386,795
Deutsche Bank AG/London (United Kingdom)(a)	3.875%	8/18/2014	5,000	5,170,420
Eurasian Development Bank (Kazakhstan)†(a)	7.375%	9/29/2014	200	208,000
European Investment Bank (Luxembourg)(a)	3.125%	6/4/2014	38,145	39,681,366
Inter-American Development Bank	3.00%	4/22/2014	32,330	33,607,973
Western Corporate Federal Credit Union	1.75%	11/2/2012	13,415	13,562,967

Total				92,617,521

Banks: Diversified 5.66%
Bank of America Corp.	2.10%	4/30/2012	39,100	39,989,564
Barclays Bank plc (United Kingdom)(a)	2.50%	1/23/2013	13,775	13,828,089
Barclays Bank plc (United Kingdom)(a)	5.20%	7/10/2014	9,250	9,935,767
Commonwealth Bank of Australia (Australia)†(a)	2.70%	11/25/2014	28,000	28,311,612
Commonwealth Bank of Australia (Australia)†(a)	3.75%	10/15/2014	5,000	5,127,195
GMAC, Inc.	1.75%	10/30/2012	9,775	9,883,903
Goldman Sachs Group, Inc. (The)	1.625%	7/15/2011	19,130	19,417,696
Goldman Sachs Group, Inc. (The)	5.15%	1/15/2014	4,000	4,258,128

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Banks: Diversified (continued)
Kreditanstalt fuer Wiederaufbau (Germany)(a)	3.50%	3/10/2014	$23,660	$24,974,621
Morgan Stanley	4.20%	11/20/2014	14,125	14,206,092
Morgan Stanley	5.30%	3/1/2013	8,975	9,598,206
RSHB Capital SA for OJSC Russian Agricultural Bank (Luxembourg)†(a)	9.00%	6/11/2014	200	224,920
Societe Financement de l’Economie Francaise (France)†(a)	3.375%	5/5/2014	22,775	23,875,921
Societe Financement de l’Economie Francaise (France)†(a)	2.375%	3/26/2012	15,500	15,785,045

Total				219,416,759

Beverages 1.11%
Anheuser-Busch InBev Worldwide, Inc.†	5.375%	11/15/2014	8,102	8,792,542
Anheuser-Busch InBev Worldwide, Inc.†	7.20%	1/15/2014	7,678	8,826,229
Bacardi Ltd.†	7.45%	4/1/2014	9,550	10,997,809
FBG Finance Ltd. (Australia)†(a)	5.125%	6/15/2015	8,500	9,026,226
Miller Coors†	5.50%	8/15/2013	4,871	5,283,603

Total				42,926,409

Biotechnology Research & Production 0.31%
Bio-Rad Laboratories, Inc.	7.50%	8/15/2013	4,500	4,612,500
Cellu Tissue Holdings, Inc.	11.50%	6/1/2014	4,810	5,278,975
Talecris Biotherapeutics Holdings Corp.†	7.75%	11/15/2016	2,200	2,222,000

Total				12,113,475

Broadcasting 0.19%
Cox Communications, Inc.	5.45%	12/15/2014	5,750	6,266,833
Salem Communications Corp.†	9.625%	12/15/2016	1,250	1,281,250

Total				7,548,083

Building Materials 0.09%
Koppers, Inc.†	7.875%	12/1/2019	850	854,250
Texas Industries, Inc.	7.25%	7/15/2013	2,815	2,737,588

Total				3,591,838

Business Services 0.24%
Seminole Indian Tribe of Florida†	5.798%	10/1/2013	415	403,517
StoneMor Operating LLC/Cornerstone Family Services/Osiris Holdings†	10.25%	12/1/2017	4,200	4,200,000
Trico Shipping AS (Norway)†(a)	11.875%	11/1/2014	4,500	4,584,375

Total				9,187,892

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Cable Services 0.17%
Coleman Cable, Inc.	9.875%	10/1/2012	$4,000	$4,005,000
Time Warner Cable, Inc.	6.20%	7/1/2013	2,250	2,498,040

Total				6,503,040

Chemicals 1.14%
Airgas, Inc.†	7.125%	10/1/2018	5,000	5,200,000
Cytec Industries, Inc.	6.00%	10/1/2015	1,500	1,595,514
Huntsman International LLC	7.375%	1/1/2015	680	635,800
Huntsman International LLC	7.875%	11/15/2014	880	838,200
Methanex Corp. (Canada)(a)	6.00%	8/15/2015	10,375	9,105,100
Methanex Corp. (Canada)(a)	8.75%	8/15/2012	11,533	11,878,990
Nalco Co.	7.75%	11/15/2011	5,600	5,600,000
Nalco Co.	8.875%	11/15/2013	5,875	6,051,250
Towngas China Co., Ltd. (Hong Kong)(a)	8.25%	9/23/2011	3,000	3,245,868

Total				44,150,722

Coal 1.14%
CONSOL Energy, Inc.	7.875%	3/1/2012	12,550	13,365,750
Drummond Co., Inc.†	7.375%	2/15/2016	8,735	8,276,412
Drummond Co., Inc.†	9.00%	10/15/2014	975	999,375
Foundation PA Coal Co.	7.25%	8/1/2014	2,405	2,423,038
Indo Integrated Energy II BV (Netherlands)†(a)	9.75%	11/5/2016	1,000	992,500
Murray Energy Corp.†	10.25%	10/15/2015	2,800	2,758,000
Peabody Energy Corp.	5.875%	4/15/2016	3,750	3,656,250
Peabody Energy Corp.	6.875%	3/15/2013	11,500	11,672,500

Total				44,143,825

Communications & Media 0.21%
Digicel Ltd. (Jamaica)†(a)	9.25%	9/1/2012	7,850	8,203,250

Computer Software 0.05%
Intuit, Inc.	5.40%	3/15/2012	1,850	1,974,161

Consumer Products 0.23%
Elizabeth Arden, Inc.	7.75%	1/15/2014	9,070	8,843,250

Containers 1.49%
Ball Corp.	6.875%	12/15/2012	16,700	16,950,500
Bemis Co., Inc.	5.65%	8/1/2014	2,850	3,106,788

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2009

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
Containers (continued)
Crown Americas LLC/Crown Americas Capital Corp.	7.625%		11/15/2013	$7,575	$7,792,781
Pactiv Corp.	5.875%		7/15/2012	2,025	2,166,086
Rexam plc (United Kingdom)†(a)	6.75%		6/1/2013	18,200	19,644,097
Rock-Tenn Co.	5.625%		3/15/2013	1,500	1,486,875
Rock-Tenn Co., Class A	8.20%		8/15/2011	1,785	1,883,175
Sealed Air Corp.†	5.625%		7/15/2013	4,555	4,730,085

Total					57,760,387

Diversified 0.91%
General Electric Capital Corp.	2.00%		9/28/2012	25,600	26,088,038
Tyco Electronics Group SA (Switzerland)(a)	6.00%		10/1/2012	8,750	9,412,305

Total					35,500,343

Drugs 0.32%
Hospira, Inc.	5.55%		3/30/2012	1,550	1,673,834
McKesson Corp.	6.50%		2/15/2014	1,300	1,457,222
Valeant Pharmaceuticals International†	8.375%		6/15/2016	6,155	6,370,425
Watson Pharmaceuticals, Inc.	5.00%		8/15/2014	3,000	3,122,670

Total					12,624,151

Electric: Power 2.36%
Arizona Public Service Co.	6.375%		10/15/2011	2,415	2,589,496
Black Hills Corp.	6.50%		5/15/2013	5,750	6,145,537
Black Hills Corp.	9.00%		5/15/2014	5,700	6,665,945
DTE Energy Co.	7.625%		5/15/2014	2,800	3,169,586
Entergy Gulf States, Inc.	0.761%	#	12/1/2009	3,000	3,000,000
Entergy Gulf States, Inc.	4.875%		11/1/2011	2,000	2,002,612
Entergy Gulf States, Inc.	5.25%		8/1/2015	1,361	1,363,263
Entergy Mississippi, Inc.	5.92%		2/1/2016	3,900	3,993,187
General Electric Capital Corp.	5.25%		10/19/2012	23,200	25,043,565
KCP&L Greater Missouri Operations Co.	11.875%		7/1/2012	20,350	23,677,734
Nevada Power Co.	7.375%		1/15/2014	3,000	3,388,998
NiSource Finance Corp.	10.75%		3/15/2016	7,350	8,901,041
Portland General Electric Co.	7.875%		3/15/2010	1,500	1,526,838

Total					91,467,802

Electrical Equipment 0.32%
Amphenol Corp.	4.75%		11/15/2014	11,950	12,253,877

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2009

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
Electronics 0.04%
Sensus USA, Inc.	8.625%		12/15/2013	$1,400	$1,424,500

Electronics: Semi-Conductors/Components 0.26%
Agilent Technologies, Inc.	5.50%		9/14/2015	7,550	7,976,643
Analog Devices, Inc.	5.00%		7/1/2014	1,955	2,096,376

Total					10,073,019

Energy Equipment & Services 0.18%
EQT Corp.	5.00%		10/1/2015	500	515,737
NRG Energy, Inc.	7.25%		2/1/2014	995	1,006,194
NRG Energy, Inc.	7.375%		1/15/2017	670	666,650
Salton Sea Funding Corp.	7.475%		11/30/2018	912	1,003,082
Stone Energy Corp.	6.75%		12/15/2014	4,525	3,914,125

Total					7,105,788

Financial: Miscellaneous 0.36%
Ford Motor Credit Co. LLC	5.549%	#	6/15/2011	2,000	1,962,500
Ford Motor Credit Co. LLC	7.25%		10/25/2011	7,850	7,839,450
Ford Motor Credit Co. LLC	8.70%		10/1/2014	3,900	4,010,756

Total					13,812,706

Financial Services 2.09%
Aon Corp.	7.375%		12/14/2012	6,305	7,017,320
CEDC Finance Corp. International, Inc.†	9.125%		12/1/2016	6,525	6,541,312
Citigroup Funding, Inc.	1.875%		10/22/2012	12,000	12,175,668
Citigroup Funding, Inc.	2.25%		12/10/2012	16,650	17,060,306
DASA Finance Corp.†	8.75%		5/29/2018	500	520,000
EDP Finance BV (Netherlands)†(a)	5.375%		11/2/2012	6,100	6,674,742
Marsh & McLennan Cos., Inc.	4.85%		2/15/2013	1,795	1,827,335
Marsh & McLennan Cos., Inc.	5.375%		7/15/2014	2,800	2,950,444
Marsh & McLennan Cos., Inc.	5.75%		9/15/2015	3,809	4,084,402
TD Ameritrade Holding Corp.	4.15%		12/1/2014	17,575	17,664,808
Teco Finance, Inc.	6.75%		5/1/2015	1,506	1,645,834
Teco Finance, Inc.	7.00%		5/1/2012	2,730	2,957,008

Total					81,119,179

Food 0.67%
B&G Foods, Inc.	8.00%		10/1/2011	8,438	8,627,855
CFG Investment SAC (Peru)†(a)	9.25%		12/19/2013	900	884,250

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Food (continued)
Kraft Foods, Inc.	6.75%	2/19/2014	$500	$563,392
Land O’ Lakes, Inc.	9.00%	12/15/2010	7,975	7,975,000
M-Foods Holdings, Inc.†	9.75%	10/1/2013	5,875	6,139,375
Tate & Lyle International Finance plc (United Kingdom)†(a)	6.125%	6/15/2011	1,750	1,819,517

Total				26,009,389

Food/Beverage 0.33%
Cadbury Schweppes US Finance LLC†	5.125%	10/1/2013	12,247	12,978,219

Gaming 0.51%
Mohegan Tribal Gaming Authority	6.125%	2/15/2013	2,900	2,160,500
Pinnacle Entertainment, Inc.	8.25%	3/15/2012	7,300	7,336,500
Scientific Games Corp.	6.25%	12/15/2012	6,175	6,036,062
Scientific Games International, Inc.	9.25%	6/15/2019	765	798,469
Turning Stone Casino Resort†	9.125%	9/15/2014	3,627	3,545,393

Total				19,876,924

Healthcare Products 0.70%
Biogen Idec, Inc.	6.00%	3/1/2013	2,170	2,343,884
Biomet, Inc.	11.625%	10/15/2017	2,200	2,403,500
Boston Scientific Corp.	4.25%	1/12/2011	8,600	8,729,000
HCA, Inc.	7.875%	2/1/2011	1,500	1,537,500
HCA, Inc.	8.75%	9/1/2010	3,750	3,853,125
HCA, Inc.	9.125%	11/15/2014	5,675	5,944,563
Inverness Medical Innovations, Inc.†	7.875%	2/1/2016	2,250	2,221,875

Total				27,033,447

Healthcare Services 0.13%
Express Scripts, Inc.	6.25%	6/15/2014	4,375	4,858,779

Household Furnishings 0.19%
ALH Finance LLC/ALH Finance Corp.	8.50%	1/15/2013	5,000	4,925,000
Sealy Mattress Co.†	10.875%	4/15/2016	2,250	2,486,250

Total				7,411,250

Industrial Products 0.46%
Deluxe Corp.	5.00%	12/15/2012	1,646	1,584,275
Deluxe Corp.	5.125%	10/1/2014	1,370	1,226,150

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2009

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
Industrial Products (continued)
Deluxe Corp.	7.375%		6/1/2015	$1,500	$1,455,000
Vulcan Materials Co.	1.549%	#	12/15/2010	13,575	13,561,289

Total					17,826,714

Insurance 0.18%
Willis North America, Inc.	5.625%		7/15/2015	6,945	6,945,299

Investment Management Companies 0.14%
Lazard Group LLC	7.125%		5/15/2015	5,300	5,539,099

Leisure 0.78%
Leslie’s Poolmart, Inc.	7.75%		2/1/2013	4,180	4,200,900
Seneca Gaming Corp.	7.25%		5/1/2012	3,450	3,398,250
Seneca Gaming Corp.	7.25%		5/1/2012	4,675	4,604,875
Speedway Motorsports, Inc.	6.75%		6/1/2013	13,191	13,059,090
Speedway Motorsports, Inc.	8.75%		6/1/2016	4,860	5,151,600

Total					30,414,715

Lodging 0.03%
FelCor Lodging LP†	10.00%		10/1/2014	1,225	1,200,500

Machinery: Agricultural 0.05%
Ciliandra Perkasa Finance Co. Pte Ltd. (Indonesia)†(a)	10.75%		12/8/2011	1,800	1,854,000

Machinery: Industrial/Specialty 0.17%
CPM Holdings, Inc.†	10.625%		9/1/2014	6,165	6,473,250

Machinery: Oil Well Equipment & Services 0.83%
National Oilwell Varco, Inc.	6.125%		8/15/2015	10,662	10,985,453
Pride International, Inc.	7.375%		7/15/2014	20,375	21,088,125

Total					32,073,578

Manufacturing 0.32%
Freedom Group, Inc.†	10.25%		8/1/2015	505	542,244
Freedom Group, Inc.†	10.25%		8/1/2015	7,445	7,994,069
Wabtec Corp.	6.875%		7/31/2013	3,775	3,826,906

Total					12,363,219

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Media 0.91%
DirecTV Holdings LLC/DirecTV Financing Co., Inc.	6.375%	6/15/2015	$2,000	$2,065,000
DirecTV Holdings LLC/DirecTV Financing Co., Inc.	7.625%	5/15/2016	6,000	6,473,262
NET Servicos de Comunicacao SA (Brazil)†(a)	7.50%	1/27/2020	1,550	1,559,688
Rainbow National Services LLC†	8.75%	9/1/2012	14,646	14,938,920
Rainbow National Services LLC†	10.375%	9/1/2014	2,354	2,477,585
Viacom, Inc.	4.375%	9/15/2014	7,500	7,826,377

Total				35,340,832

Metal Fabricating 0.56%
Owens-Brockway Glass Container, Inc.	8.25%	5/15/2013	12,429	12,739,725
Timken Co.	6.00%	9/15/2014	7,725	8,223,193
Xstrata Canada Corp. (Canada)(a)	7.25%	7/15/2012	725	786,550

Total				21,749,468

Metals & Minerals: Miscellaneous 2.17%
Anglo American Capital plc (United Kingdom)†(a)	9.375%	4/8/2014	21,250	25,500,319
CII Carbon LLC†	11.125%	11/15/2015	7,430	7,383,562
Compass Minerals International, Inc.†	8.00%	6/1/2019	2,725	2,881,688
Rio Tinto Finance USA Ltd. (Australia)(a)	8.95%	5/1/2014	20,275	24,403,760
Silgan Holdings, Inc.	6.75%	11/15/2013	4,650	4,673,250
Teck Resources Ltd. (Canada)(a)	9.75%	5/15/2014	17,000	19,188,750

Total				84,031,329

Miscellaneous 0.53%
Barrick Gold Financeco LLC (Canada)(a)	6.125%	9/15/2013	1,000	1,116,921
Downstream Development Authority Quapaw Tribe of Oklahoma†	12.00%	10/15/2015	3,910	3,167,100
Freeport-McMoRan Copper & Gold, Inc.	8.25%	4/1/2015	12,125	13,018,091
Lender Processing Services, Inc.	8.125%	7/1/2016	2,975	3,153,500

Total				20,455,612

Multi-Sector Companies 0.07%
General Electric Co.	5.00%	2/1/2013	2,450	2,626,981

Natural Gas 0.08%
Florida Gas Transmission Co. LLC†	7.00%	7/17/2012	1,500	1,655,182
Tennessee Gas Pipeline Co.	6.00%	12/15/2011	1,340	1,348,359

Total				3,003,541

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Office Supplies 0.38%
Staples, Inc.	9.75%	1/15/2014	$12,275	$14,858,495

Oil 2.31%
Antero Resources Finance Corp.†	9.375%	12/1/2017	3,200	3,224,000
Continental Resources, Inc.†	8.25%	10/1/2019	2,470	2,550,275
Hilcorp Energy I LP/Hilcorp Finance Co.†	7.75%	11/1/2015	2,700	2,612,250
Holly Corp.†	9.875%	6/15/2017	2,800	2,919,000
Hornbeck Offshore Services, Inc. Series B	6.125%	12/1/2014	3,000	2,816,250
Mariner Energy, Inc.	7.50%	4/15/2013	1,425	1,403,625
Mariner Energy, Inc.	11.75%	6/30/2016	3,775	4,180,812
PC Financial Partnership	5.00%	11/15/2014	4,275	4,563,849
Premcor Refining Group, Inc. (The)	7.50%	6/15/2015	3,850	4,004,628
Ras Laffan Liquefied Natural Gas Co., Ltd. III (Qatar)†(a)	5.50%	9/30/2014	6,500	6,858,299
Ras Laffan Liquefied Natural Gas Co., Ltd. III (Qatar)†(a)	5.832%	9/30/2016	5,000	5,353,395
SEACOR Holdings, Inc.	5.875%	10/1/2012	4,110	4,117,571
Sunoco Logistics Partners Operations LP	7.25%	2/15/2012	2,000	2,119,484
Sunoco Logistics Partners Operations LP	8.75%	2/15/2014	1,015	1,158,085
Swift Energy Co.	7.125%	6/1/2017	5,000	4,612,500
Swift Energy Co.	7.625%	7/15/2011	8,000	8,160,000
Swift Energy Co.	8.875%	1/15/2020	2,400	2,400,000
Whiting Petroleum Corp.	7.25%	5/1/2012	7,105	7,176,050
Whiting Petroleum Corp.	7.25%	5/1/2013	3,104	3,135,040
Woodside Finance Ltd. (Australia)†(a)	8.125%	3/1/2014	13,950	16,144,488

Total				89,509,601

Oil: Crude Producers 1.46%
Anadarko Petroleum Corp.	5.95%	9/15/2016	1,838	2,008,309
Anadarko Petroleum Corp.	7.625%	3/15/2014	2,300	2,665,739
Cimarex Energy Co.	7.125%	5/1/2017	550	550,688
Comstock Resources, Inc.	6.875%	3/1/2012	5,325	5,351,625
Comstock Resources, Inc.	8.375%	10/15/2017	3,200	3,224,000
Gulfstream Natural Gas System LLC†	5.56%	11/1/2015	2,083	2,266,077
Gulfstream Natural Gas System LLC†	6.95%	6/1/2016	3,000	3,398,043
Holly Energy Partners LP	6.25%	3/1/2015	2,650	2,504,250
Key Energy Services, Inc.	8.375%	12/1/2014	2,150	2,109,688
Maritimes & Northeast Pipeline LLC†	7.50%	5/31/2014	9,075	10,072,025
Noble Energy, Inc.	5.25%	4/15/2014	1,350	1,420,523

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Oil: Crude Producers (continued)
Panhandle Eastern Pipeline Co. LP	6.05%	8/15/2013	$6,950	$7,551,828
Range Resources Corp.	8.00%	5/15/2019	2,250	2,362,500
Southeast Supply Header LLC†	4.85%	8/15/2014	8,325	8,590,767
Southwestern Energy Co.	7.50%	2/1/2018	2,645	2,744,187

Total				56,820,249

Oil: Integrated Domestic 1.14%
Ferrellgas Escrow LLC/Ferrellgas Finance Escrow Corp.	6.75%	5/1/2014	400	386,000
Ferrellgas Partners LP	6.75%	5/1/2014	950	916,750
Frontier Oil Corp.	6.625%	10/1/2011	9,000	9,045,000
Frontier Oil Corp.	8.50%	9/15/2016	3,471	3,566,453
National Fuel Gas Co.	5.25%	3/1/2013	3,655	3,870,093
Newfield Exploration Co.	7.625%	3/1/2011	5,375	5,563,125
Pacific Energy Partners LP/PAA Finance Corp.	6.25%	9/15/2015	2,485	2,637,554
Petronas Global Sukuk Ltd. (Malaysia)†(a)	4.25%	8/12/2014	15,500	15,759,082
Rockies Express Pipeline LLC†	6.25%	7/15/2013	2,200	2,413,103

Total				44,157,160

Paper & Forest Products 0.41%
Clearwater Paper Corp.†	10.625%	6/15/2016	2,790	3,082,950
Georgia-Pacific LLC	8.125%	5/15/2011	8,980	9,496,350
Sino-Forest Corp. (Hong Kong)†(a)	9.125%	8/17/2011	1,150	1,194,562
Sino-Forest Corp. (Hong Kong)†(a)	10.25%	7/28/2014	1,830	1,985,550

Total				15,759,412

Plastics 0.13%
Plastipak Holdings, Inc.†	10.625%	8/15/2019	4,625	5,110,625

Pollution Control 0.27%
Allied Waste North America, Inc.	6.125%	2/15/2014	5,540	5,724,078
Clean Harbors, Inc.†	7.625%	8/15/2016	4,550	4,601,187

Total				10,325,265

Real Estate Investment Trusts 0.38%
Federal Realty Investment Trust	5.95%	8/15/2014	11,200	11,620,638
Tanger Properties LP	6.15%	11/15/2015	3,297	3,332,209

Total				14,952,847

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
Retail 0.55%
Macy’s Retail Holdings, Inc.	6.625%	4/1/2011	$5,000	$5,100,000
Macy’s Retail Holdings, Inc.	7.45%	9/15/2011	7,275	7,493,250
Macy’s Retail Holdings, Inc.	10.625%	11/1/2010	6,360	6,709,800
QVC, Inc.†	7.50%	10/1/2019	2,050	2,060,250

Total				21,363,300

Retail: Specialty 0.26%
Brown Shoe Co., Inc.	8.75%	5/1/2012	6,500	6,565,000
Revlon Consumer Products Corp.†	9.75%	11/15/2015	1,450	1,473,563
Sonic Automotive, Inc.	8.625%	8/15/2013	1,936	1,916,640

Total				9,955,203

Savings & Loan 0.58%
U.S. Central Federal Credit Union	1.90%	10/19/2012	22,185	22,508,635

Services 0.75%
ARAMARK Corp.	5.00%	6/1/2012	2,715	2,579,250
Corrections Corp. of America	6.25%	3/15/2013	13,406	13,489,787
Iron Mountain, Inc.	7.75%	1/15/2015	12,800	12,896,000

Total				28,965,037

Steel 0.13%
ArcelorMittal (Luxembourg)(a)	9.00%	2/15/2015	4,325	5,084,029

Storage Facilities 0.18%
Mobile Mini, Inc.	6.875%	5/1/2015	3,079	2,894,260
Mobile Mini, Inc.	9.75%	8/1/2014	3,870	4,024,800

Total				6,919,060

Technology 0.29%
Fisher Scientific International, Inc.	6.75%	8/15/2014	9,000	9,345,546
ViaSystems, Inc.†	12.00%	1/15/2015	1,900	1,928,500

Total				11,274,046

Telecommunications 2.73%
Atlantic Broadband Finance LLC	9.375%	1/15/2014	2,209	2,209,000
CC Holdings GS V LLC/Crown Castle GS III Corp.†	7.75%	5/1/2017	15,800	16,787,500
CenturyTel, Inc.	8.375%	10/15/2010	1,550	1,640,784
Comcast Cable Communications Holdings, Inc.	8.375%	3/15/2013	1,969	2,306,800
Credit Suisse NY	5.00%	5/15/2013	7,275	7,862,769

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2009

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
Telecommunications (continued)
DigitalGlobe, Inc.†	10.50%		5/1/2014	$11,300	$12,147,500
GCI, Inc.†	8.625%		11/15/2019	1,500	1,507,500
GeoEye, Inc.†	9.625%		10/1/2015	2,075	2,163,187
Global Crossing Ltd.†	12.00%		9/15/2015	1,100	1,177,000
Hughes Network Systems LLC	9.50%		4/15/2014	1,825	1,834,125
Inmarsat Finance II plc (United Kingdom)(a)	10.375%		11/15/2012	21,595	22,404,812
Inmarsat Finance plc (United Kingdom)†(a)	7.375%		12/1/2017	850	862,750
Intelsat Ltd.†	8.50%		11/1/2019	2,750	2,763,750
Intelsat Subsidiary Holding Co., Ltd.†	8.875%		1/15/2015	6,325	6,419,875
NII Capital Corp.†	10.00%		8/15/2016	4,500	4,792,500
Nordic Telephone Holdings Co. (Denmark)†(a)	8.875%		5/1/2016	6,175	6,514,625
Qtel International Finance Ltd. (Qatar)†(a)	6.50%		6/10/2014	850	920,764
ViaSat, Inc.†	8.875%		9/15/2016	1,125	1,140,469
Wind Acquisition Finance SA (Italy)†(a)	10.75%		12/1/2015	6,240	6,708,000
Wind Acquisition Finance SA (Italy)†(a)	11.75%		7/15/2017	3,500	3,902,500

Total					106,066,210

Telephone-Long Distance 0.53%
Centennial Communications Corp.	6.04%	#	1/1/2013	15,945	15,984,862
Centennial Communications Corp.	10.00%		1/1/2013	4,375	4,615,625

Total					20,600,487

Textile Products 0.09%
Mohawk Industries, Inc.	6.50%		1/15/2011	3,375	3,442,500

Tire & Rubber 0.21%
Goodyear Tire & Rubber Co. (The)	5.01%	#	12/1/2009	8,275	8,275,000

Tobacco 0.53%
Altria Group, Inc.	7.75%		2/6/2014	3,372	3,883,590
Reynolds American, Inc.	6.50%		7/15/2010	2,465	2,527,310
Universal Corp.	6.25%		12/1/2014	13,900	14,187,605

Total					20,598,505

Transportation: Miscellaneous 0.29%
Commercial Barge Line Co.†	12.50%		7/15/2017	5,900	6,077,000
Navios Maritime Holdings, Inc./Navios Maritime Finance US, Inc. (Greece)†(a)	8.875%		11/1/2017	4,500	4,635,000
TGI International Ltd. (Colombia)†(a)	9.50%		10/3/2017	450	493,290

Total					11,205,290

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2009

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
Utilities: Electrical 1.15%
Abu Dhabi National Energy Co. (United Arab Emirates)†(a)	4.75%		9/15/2014	$5,000	$4,891,750
IPALCO Enterprises, Inc.†	7.25%		4/1/2016	13,210	13,243,025
IPALCO Enterprises, Inc.	8.625%		11/14/2011	8,450	8,788,000
TAQA Abu Dhabi National Energy Co. (United Arab Emirates)†(a)	5.62%		10/25/2012	6,420	6,529,653
TECO Energy, Inc.	2.281%	#	5/1/2010	11,333	11,373,447

Total					44,825,875

Utilities: Miscellaneous 0.07%
Source Gas LLC†	5.90%		4/1/2017	3,180	2,865,616

Total Corporate Bonds (cost $1,798,399,084)					1,863,047,279

FLOATING RATE LOANS(b) 0.58%

Drugs 0.25%
Mylan, Inc. Term Loan B	3.50% - 3.623%		10/2/2014	977	942,757
Warner Chilcott plc Term Loan A	5.50%		10/30/2014	3,390	3,385,054
Warner Chilcott plc Term Loan B	5.75%		4/30/2015	5,424	5,416,933

Total					9,744,744

Healthcare Products 0.12%
HCA, Inc. Term Loan B	2.533%		11/18/2013	5,000	4,655,315

Household Equipment/Products 0.01%
Dollar General Corp. Term Loan B1	2.984% - 3.031%		7/7/2014	399	375,409

Services 0.08%
Language Line LLC Term Loan B	5.75%		11/4/2015	3,200	3,150,000

Telecommunications 0.01%
Atlantic Broadband Finance LLC Term Loan B2	2.54%		9/1/2011	18	17,442
Atlantic Broadband Finance LLC Term Loan B2	6.75%		6/1/2013	478	476,001

Total					493,443

Utilities: Electrical 0.10%
Texas Competitive Electric Holdings Co. LLC Term Loan B1	3.753% -3.783%		10/10/2014	5,005	3,747,557

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2009

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
Utilities: Miscellaneous 0.01%
Sensus Metering Systems, Inc. Term Loan B3	6.75% - 7.00%		6/8/2013	$400	$401,375

Total Floating Rate Loans (cost $22,684,567)					22,567,843

FOREIGN GOVERNMENT OBLIGATIONS(a) 0.34%

Canada 0.33%
Province of Ontario Canada	1.875%		11/19/2012	12,800	12,879,898

Sri Lanka 0.01%
Republic of Sri Lanka†	7.40%		1/22/2015	450	463,500

Total Foreign Government Obligations (cost $13,226,829)					13,343,398

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 1.23%
Federal Home Loan Mortgage Corp. 1671 JA	0.65%	#	1/15/2024	177	176,171
Federal Home Loan Mortgage Corp. K004 A1	3.413%		5/25/2019	16,346	16,783,917
Federal National Mortgage Assoc. 2009-M1 A1	3.40%		7/25/2019	4,321	4,453,352
Federal National Mortgage Assoc. 2009-M2 A1	2.387%		1/25/2019	25,800	26,070,797

Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $46,975,153)					47,484,237

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 0.73%
Federal Home Loan Mortgage Corp.	4.516%	#	5/1/2039	4,166	4,336,398
Federal Home Loan Mortgage Corp.	5.143%	#	7/1/2037	9,912	10,482,946
Federal Home Loan Mortgage Corp.	5.514%	#	7/1/2037	4,320	4,565,910
Federal Home Loan Mortgage Corp.	6.00%		8/1/2013	61	64,722
Federal Home Loan Mortgage Corp.	6.50%		5/1/2014 - 4/1/2029	242	264,412
Federal National Mortgage Assoc.(c)	5.627%	#	10/1/2038	3,926	4,150,586
Federal National Mortgage Assoc.	5.718%	#	10/1/2036	2,158	2,284,382
Federal National Mortgage Assoc.	5.917%	#	5/1/2036	327	345,628
Federal National Mortgage Assoc.	5.923%	#	8/1/2036	541	573,223
Federal National Mortgage Assoc.(c)	5.963%	#	12/1/2036	944	1,000,092
Federal National Mortgage Assoc.	6.00%		7/1/2014	46	50,372

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)
Federal National Mortgage Assoc.	6.50%	4/1/2011 - 6/1/2015	$203	$217,477

Total Government Sponsored Enterprises Pass-Throughs (cost $27,573,221)				28,336,148

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 35.46%
Banc of America Commercial Mortgage, Inc. 2001-1 A2	6.503%	4/15/2036	14,995	15,493,447
Banc of America Commercial Mortgage, Inc. 2002-2 A3	5.118%	7/11/2043	14,815	15,348,675
Banc of America Commercial Mortgage, Inc. 2002-PB2 A4	6.186%	6/11/2035	21,365	22,572,061
Banc of America Commercial Mortgage, Inc. 2003-1 A1	3.878%	9/11/2036	1,747	1,769,166
Banc of America Commercial Mortgage, Inc. 2004-4 A3	4.128%	7/10/2042	1,023	1,026,577
Banc of America Commercial Mortgage, Inc. 2005-2 A5	4.857%	7/10/2043	13,570	13,485,498
Banc of America Commercial Mortgage, Inc. 2005-3 A4	4.668%	7/10/2043	7,800	7,550,008
Banc of America Commercial Mortgage, Inc. 2005-5 A2	5.001%	10/10/2045	29,071	29,328,631
Banc of America Commercial Mortgage, Inc. 2005-6 A2	5.165%	9/10/2047	10,718	10,836,973
Banc of America Commercial Mortgage, Inc. 2006-3 A1	5.685%	7/10/2044	328	334,711
Banc of America Commercial Mortgage, Inc. 2006-3 A2	5.806%	7/10/2044	611	599,492
Banc of America Commercial Mortgage, Inc. 2006-4 A1	5.363%	7/10/2046	1,349	1,378,348
Banc of America Commercial Mortgage, Inc. 2006-6 A1	5.226%	10/10/2045	1,345	1,380,807
Bear Stearns Commercial Mortgage Securities, Inc. 2001-TOP2 A2	6.48%	2/15/2035	16,476	17,043,545
Bear Stearns Commercial Mortgage Securities, Inc. 2002-TOP6 A1	5.92%	10/15/2036	182	186,284
Bear Stearns Commercial Mortgage Securities, Inc. 2002-TOP6 A2	6.46%	10/15/2036	13,470	14,253,173
Bear Stearns Commercial Mortgage Securities, Inc. 2002-TOP8 A2	4.83%	8/15/2038	1,865	1,920,549
Bear Stearns Commercial Mortgage Securities, Inc. 2003-PWR2 A4	5.186%	5/11/2039	5,240	5,500,234

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2009

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns Commercial Mortgage Securities, Inc. 2005-PWR8 A1	4.212%		6/11/2041	$178	$177,813
Bear Stearns Commercial Mortgage Securities, Inc. 2005-PWR9 A1	4.498%		9/11/2042	1,815	1,827,724
Bear Stearns Commercial Mortgage Securities, Inc. 2005-T20 A1	4.94%		10/12/2042	592	595,488
Bear Stearns Commercial Mortgage Securities, Inc. 2005-T20 A4A	5.149%	#	10/12/2042	30,345	30,747,639
Bear Stearns Commercial Mortgage Securities, Inc. 2006-PW11 A1	5.266%		3/11/2039	530	541,737
Bear Stearns Commercial Mortgage Securities, Inc. 2006-PW12 A1	5.546%		9/11/2038	893	912,824
Bear Stearns Commercial Mortgage Securities, Inc. 2006-PW12 AAB	5.694%	#	9/11/2038	3,645	3,791,173
Bear Stearns Commercial Mortgage Securities, Inc. 2006-PW13 A1	5.294%		9/11/2041	1,076	1,110,366
Bear Stearns Commercial Mortgage Securities, Inc. 2006-PW14 A1	5.044%		12/11/2038	5,831	6,009,161
Bear Stearns Commercial Mortgage Securities, Inc. 2006-PW14 AAB	5.171%		12/11/2038	8,500	8,622,143
Bear Stearns Commercial Mortgage Securities, Inc. 2006-T22 A2	5.629%	#	4/12/2038	300	302,970
Bear Stearns Commercial Mortgage Securities, Inc. 2006-T24 AB	5.533%		10/12/2041	1,450	1,492,204
Citigroup Commercial Mortgage Trust 2005-C3 A2	4.639%		5/15/2043	2,005	2,002,859
Citigroup Commercial Mortgage Trust 2005-C3 A4	4.86%		5/15/2043	5,000	4,955,687
Citigroup Commercial Mortgage Trust 2006-C4 A1	5.913%	#	3/15/2049	2,066	2,125,151
Citigroup/Deutsche Bank Commercial Mortgage Trust 2005-CD1 A1	5.047%		7/15/2044	630	630,404
Citigroup/Deutsche Bank Commercial Mortgage Trust 2006-CD3 A1	5.454%		10/15/2048	141	143,785
Commercial Mortgage Pass-Through Certificates 2003-LB1A A2	4.084%		6/10/2038	19,172	19,043,015
Commercial Mortgage Pass-Through Certificates 2005-C6 A5A	5.116%		6/10/2044	9,000	8,976,896
Credit Suisse Mortgage Capital 2006-C1 A1	4.367%		2/15/2039	100	100,322
Credit Suisse Mortgage Capital 2006-C1 AAB	5.681%	#	2/15/2039	8,450	8,664,393
Credit Suisse Mortgage Capital 2006-C2 A1	5.25%		3/15/2039	229	234,285

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2009

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Mortgage Capital 2006-C5 A1	5.256%		12/15/2039	$529	$541,273
CS First Boston Mortgage Securities Corp. 2001-CK3 A4	6.53%		6/15/2034	10,814	11,261,393
CS First Boston Mortgage Securities Corp. 2001-CK6 A3	6.387%		8/15/2036	20,830	21,933,656
CS First Boston Mortgage Securities Corp. 2001-CKN5 A4	5.435%		9/15/2034	20,352	21,075,996
CS First Boston Mortgage Securities Corp. 2001-CP4 A4	6.18%		12/15/2035	9,358	9,691,430
CS First Boston Mortgage Securities Corp. 2002-CKP1 A3	6.439%		12/15/2035	25,175	26,700,799
CS First Boston Mortgage Securities Corp. 2002-CKS4 A2	5.183%		11/15/2036	14,070	14,682,591
CS First Boston Mortgage Securities Corp. 2002-CP3 A3	5.603%		7/15/2035	17,421	18,409,405
CS First Boston Mortgage Securities Corp. 2002-CP5 A2	4.94%		12/15/2035	12,970	13,354,001
CS First Boston Mortgage Securities Corp. 2003-C4 A4	5.137%		8/15/2036	11,740	12,137,347
CS First Boston Mortgage Securities Corp. 2003-C5 A4	4.90%		12/15/2036	6,365	6,568,346
CS First Boston Mortgage Securities Corp. 2003-CK2 A2	3.861%		3/15/2036	24	23,898
CS First Boston Mortgage Securities Corp. 2003-CK2 A4	4.801%		3/15/2036	14,073	14,438,446
CS First Boston Mortgage Securities Corp. 2005-C2 AAB	4.681%		4/15/2037	2,700	2,728,898
CS First Boston Mortgage Securities Corp. 2005-C3 A4	4.686%		7/15/2037	5,120	5,089,060
CS First Boston Mortgage Securities Corp. 2005-C4 A5	5.104%		8/15/2038	8,000	7,857,521
CS First Boston Mortgage Securities Corp. 2005-C5 A2	5.10%		8/15/2038	14,618	14,852,995
Developers Diversified Realty I Depositor LLC Trust 2009-DDR1	3.807%	#	10/14/2014	20,000	20,044,000
GE Capital Commercial Mortgage Corp. 2001-2 A4	6.29%		8/11/2033	14,000	14,627,175
GE Capital Commercial Mortgage Corp. 2001-3 A2	6.07%		6/10/2038	26,078	27,448,292
GE Capital Commercial Mortgage Corp. 2002-1A A3	6.269%		12/10/2035	14,315	15,253,204

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2009

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GE Capital Commercial Mortgage Corp. 2002-2A A3	5.349%		8/11/2036	$19,220	$20,293,864
GE Capital Commercial Mortgage Corp. 2002-3A A2	4.996%		12/10/2037	14,700	15,188,553
GE Capital Commercial Mortgage Corp. 2003-C1 A4	4.819%		1/10/2038	2,075	2,132,410
GE Capital Commercial Mortgage Corp. 2003-C2 A2	4.17%		7/10/2037	4,747	4,788,234
GE Capital Commercial Mortgage Corp. 2003-C2 A4	5.145%		7/10/2037	16,750	17,522,416
GE Capital Commercial Mortgage Corp. 2004-C3 A2	4.433%		7/10/2039	246	247,076
GE Capital Commercial Mortgage Corp. 2005-C1 A2	4.353%		6/10/2048	5,084	5,078,565
GE Capital Commercial Mortgage Corp. 2005-C3 A7A	4.974%		7/10/2045	17,500	17,256,969
GE Capital Commercial Mortgage Corp. 2005-C4 A1	5.276%		11/10/2045	255	258,472
GE Capital Commercial Mortgage Corp. 2006-C1 A1	5.455%	#	3/10/2044	427	434,651
GMAC Commercial Mortgage Securities, Inc. 2002-C1 A1	5.785%		11/15/2039	2,511	2,560,013
GMAC Commercial Mortgage Securities, Inc. 2002-C1 A2	6.278%		11/15/2039	15,000	15,867,216
GMAC Commercial Mortgage Securities, Inc. 2002-C2 A3	5.713%		10/15/2038	8,965	9,422,258
GMAC Commercial Mortgage Securities, Inc. 2002-C3 A2	4.93%		7/10/2039	670	694,556
GMAC Commercial Mortgage Securities, Inc. 2003-C1 A1	3.337%		5/10/2036	3,251	3,284,215
GMAC Commercial Mortgage Securities, Inc. 2003-C1 A2	4.079%		5/10/2036	6,220	6,282,680
GMAC Commercial Mortgage Securities, Inc. 2003-C2 A2	5.485%	#	5/10/2040	16,065	16,915,165
GMAC Commercial Mortgage Securities, Inc. 2003-C3 A4	5.023%		4/10/2040	8,729	8,957,443
GMAC Commercial Mortgage Securities, Inc. 2005-C1 A2	4.471%		5/10/2043	778	779,524
Greenwich Capital Commercial Funding Corp. 2002-C1 A4	4.948%		1/11/2035	7,070	7,340,285

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Greenwich Capital Commercial Funding Corp. 2003-C1 A2	3.285%	7/5/2035	$6,089	$6,116,081
Greenwich Capital Commercial Funding Corp. 2003-C2 A4	4.915%	1/5/2036	3,953	4,094,250
GS Mortgage Securities Corp. II 2003-C1 A3	4.608%	1/10/2040	7,500	7,714,173
GS Mortgage Securities Corp. II 2005-GG4 A4A	4.751%	7/10/2039	18,292	17,686,965
GS Mortgage Securities Corp. II 2005-GG4 AABA	4.68%	7/10/2039	1,400	1,442,085
GS Mortgage Securities Corp. II 2006-GG6 A1	5.417%	4/10/2038	1,108	1,120,206
GS Mortgage Securities Corp. II 2006-GG6 AAB	5.587%	4/10/2038	3,565	3,535,825
GS Mortgage Securities Corp. II 2006-GG8 AAB	5.535%	11/10/2039	5,895	5,758,943
JPMorgan Chase Commercial Mortgage Securities Corp. 2001-CIB2 A3	6.429%	4/15/2035	7,313	7,557,171
JPMorgan Chase Commercial Mortgage Securities Corp. 2001-CIB3 A3	6.465%	11/15/2035	7,135	7,485,987
JPMorgan Chase Commercial Mortgage Securities Corp. 2002-C1 A2	4.914%	7/12/2037	3,666	3,743,961
JPMorgan Chase Commercial Mortgage Securities Corp. 2002-C1 A3	5.376%	7/12/2037	3,580	3,723,395
JPMorgan Chase Commercial Mortgage Securities Corp. 2002-C2 A2	5.05%	12/12/2034	4,365	4,526,898
JPMorgan Chase Commercial Mortgage Securities Corp. 2002-C3 A2	4.994%	7/12/2035	6,249	6,531,821
JPMorgan Chase Commercial Mortgage Securities Corp. 2002-CIB4 A3	6.162%	5/12/2034	7,187	7,596,793
JPMorgan Chase Commercial Mortgage Securities Corp. 2002-CIB5 A2	5.161%	10/12/2037	10,667	11,118,135
JPMorgan Chase Commercial Mortgage Securities Corp. 2003-C1 A1	4.275%	1/12/2037	1,519	1,553,602
JPMorgan Chase Commercial Mortgage Securities Corp. 2003-C1 A2	4.985%	1/12/2037	4,598	4,753,816
JPMorgan Chase Commercial Mortgage Securities Corp. 2003-CB6 A1	4.393%	7/12/2037	857	878,824
JPMorgan Chase Commercial Mortgage Securities Corp. 2003-CB7 A2	4.128%	1/12/2038	8,410	8,486,454
JPMorgan Chase Commercial Mortgage Securities Corp. 2004-LN2 A1	4.475%	7/15/2041	13,211	13,425,470
JPMorgan Chase Commercial Mortgage Securities Corp. 2005-CB12 A4	4.895%	9/12/2037	8,000	7,961,394
JPMorgan Chase Commercial Mortgage Securities Corp. 2005-LDP2 A2	4.575%	7/15/2042	2,200	2,200,799

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Corp. 2005-LDP3 A2	4.851%	8/15/2042	$23,408	$23,458,067
JPMorgan Chase Commercial Mortgage Securities Corp. 2005-LDP4 A2	4.79%	10/15/2042	15,668	15,707,452
JPMorgan Chase Commercial Mortgage Securities Corp. 2005-LDP4 A4	4.918%	10/15/2042	7,000	6,977,645
JPMorgan Chase Commercial Mortgage Securities Corp. 2005-LDP4 ASB	4.824%	10/15/2042	2,000	2,060,137
JPMorgan Chase Commercial Mortgage Securities Corp. 2005-LDP5 A1	5.035%	12/15/2044	485	487,780
JPMorgan Chase Commercial Mortgage Securities Corp. 2006-CB15 A1	4.745%	6/12/2043	1,346	1,375,151
JPMorgan Chase Commercial Mortgage Securities Corp. 2006-CB17 A1	5.279%	12/12/2043	6,705	6,927,000
LB-UBS Commercial Mortgage Trust 2000-C5 A2	6.51%	12/15/2026	17,132	17,675,452
LB-UBS Commercial Mortgage Trust 2001-C2 A2	6.653%	11/15/2027	2,645	2,763,695
LB-UBS Commercial Mortgage Trust 2001-C3 A2	6.365%	12/15/2028	26,930	28,316,206
LB-UBS Commercial Mortgage Trust 2001-C7 A5	6.133%	12/15/2030	5,905	6,255,780
LB-UBS Commercial Mortgage Trust 2002-C1 A4	6.462%	3/15/2031	5,695	6,095,244
LB-UBS Commercial Mortgage Trust 2002-C4 A5	4.853%	9/15/2031	14,009	14,611,401
LB-UBS Commercial Mortgage Trust 2002-C7 A4	4.96%	12/15/2031	5,367	5,631,632
LB-UBS Commercial Mortgage Trust 2003-C1 A4	4.394%	3/15/2032	18,819	19,216,043
LB-UBS Commercial Mortgage Trust 2003-C7 A2	4.064%	9/15/2027	1,123	1,131,261
LB-UBS Commercial Mortgage Trust 2003-C7 A4	4.931%	9/15/2035	14,080	14,387,551
LB-UBS Commercial Mortgage Trust 2004-C2 A2	3.246%	3/15/2029	170	170,017
LB-UBS Commercial Mortgage Trust 2004-C6 A2	4.187%	8/15/2029	438	438,397
LB-UBS Commercial Mortgage Trust 2004-C7 A2	3.992%	10/15/2029	205	205,071
LB-UBS Commercial Mortgage Trust 2004-C8 A2	4.201%	12/15/2029	8,017	8,015,436
LB-UBS Commercial Mortgage Trust 2005-C1 A2	4.31%	2/15/2030	2,491	2,494,545
LB-UBS Commercial Mortgage Trust 2005-C1 AAB	4.568%	2/15/2030	360	371,044
LB-UBS Commercial Mortgage Trust 2005-C3 A5	4.739%	7/15/2030	7,600	7,579,721
LB-UBS Commercial Mortgage Trust 2005-C3 AAB	4.664%	7/15/2030	800	823,142
LB-UBS Commercial Mortgage Trust 2005-C5 A4	4.954%	9/15/2030	6,360	6,269,152
LB-UBS Commercial Mortgage Trust 2005-C7 A1	4.99%	11/15/2030	623	627,507
LB-UBS Commercial Mortgage Trust 2005-C7 A2	5.103%	11/15/2030	10,200	10,284,414
LB-UBS Commercial Mortgage Trust 2005-C7 AAB	5.17%	11/15/2030	10,000	10,404,734

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2009

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
LB-UBS Commercial Mortgage Trust 2006-C1 A1	5.018%		2/15/2031	$498	$504,330
LB-UBS Commercial Mortgage Trust 2006-C4 AAB	6.055%	#	6/15/2032	7,000	7,186,721
Merrill Lynch Mortgage Trust 2002-MW1 A4	5.619%		7/12/2034	15,175	15,914,444
Merrill Lynch Mortgage Trust 2004-MKB1 A2	4.353%		2/12/2042	263	265,604
Merrill Lynch Mortgage Trust 2005-CIP1 A2	4.96%		7/12/2038	9,775	9,816,247
Merrill Lynch Mortgage Trust 2005-CIP1 A4	5.047%		7/12/2038	17,885	17,857,128
Merrill Lynch Mortgage Trust 2005-CKI1 A2	5.384%	#	11/12/2037	2,733	2,765,021
Merrill Lynch Mortgage Trust 2005-CKI1 A6	5.405%	#	11/12/2037	12,000	12,123,239
Merrill Lynch Mortgage Trust 2005-CKI1 ASB	5.405%	#	11/12/2037	8,275	8,566,633
Merrill Lynch Mortgage Trust 2005-LC1 A2	5.202%		1/12/2044	1,538	1,570,607
Merrill Lynch Mortgage Trust 2005-LC1 ASB	5.282%		1/12/2044	10,000	10,399,652
Merrill Lynch Mortgage Trust 2005-MCP1 A2	4.556%		6/12/2043	13,761	13,779,946
Merrill Lynch Mortgage Trust 2005-MKB2 A2	4.806%		9/12/2042	20,174	20,154,746
Merrill Lynch Mortgage Trust 2006-C1 A1	5.528%		5/12/2039	863	877,507
Merrill Lynch/Countrywide Commercial Mortgage Trust 2006-1 A2	5.439%		2/12/2039	28,890	29,157,773
Merrill Lynch/Countrywide Commercial Mortgage Trust 2006-3 A1	4.711%		7/12/2046	249	253,530
Morgan Stanley Capital I 2003-IQ4 A1	3.27%		5/15/2040	1,308	1,310,596
Morgan Stanley Capital I 2004-HQ3 A2	4.05%		1/13/2041	930	937,167
Morgan Stanley Capital I 2004-T13 A2	3.94%		9/13/2045	1,053	1,054,958
Morgan Stanley Capital I 2005-HQ6 A2A	4.882%		8/13/2042	5,885	5,895,485
Morgan Stanley Capital I 2005-IQ10 A1	4.914%		9/15/2042	656	662,351
Morgan Stanley Capital I 2005-IQ9 A2	4.30%		7/15/2056	825	824,351
Morgan Stanley Capital I 2005-T19 A4A	4.89%		6/12/2047	18,709	18,654,909
Morgan Stanley Capital I 2006-IQ11 A2	5.693%		10/15/2042	18,500	18,747,656
Morgan Stanley Capital I 2006-IQ12 A2	5.283%		12/15/2043	4,000	4,080,510
Morgan Stanley Capital I 2006-T21 A2	5.09%		10/12/2052	12,830	12,962,705
Morgan Stanley Capital I 2006-T23 A1	5.682%		8/12/2041	757	774,777
Morgan Stanley Capital I 2007-HQ13 A1	5.357%		12/15/2044	3,975	4,093,585
Morgan Stanley Dean Witter Capital I 2001-TOP3 A4	6.39%		7/15/2033	14,544	15,223,028
Morgan Stanley Dean Witter Capital I 2002-IQ2 A4	5.74%		12/15/2035	1,917	2,021,760
Morgan Stanley Dean Witter Capital I 2003-TOP9 A1	3.98%		11/13/2036	1,279	1,287,342
Salomon Brothers Mortgage Securities VII, Inc. 2000-C2 A2	7.455%		7/18/2033	5,456	5,484,564

See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2009

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Salomon Brothers Mortgage Securities VII, Inc. 2001-C2 A3	6.499%		11/13/2036	$4,854	$5,116,633
Salomon Brothers Mortgage Securities VII, Inc. 2002-KEY2 A3	4.865%		3/18/2036	3,840	3,969,784
Wachovia Bank Commercial Mortgage Trust 2002-C1 A4	6.287%		4/15/2034	27,000	28,724,514
Wachovia Bank Commercial Mortgage Trust 2002-C2 A4	4.98%		11/15/2034	9,215	9,546,121
Wachovia Bank Commercial Mortgage Trust 2003-C5 A1	2.986%		6/15/2035	2,890	2,900,452
Wachovia Bank Commercial Mortgage Trust 2003-C6 A4	5.125%		8/15/2035	3,850	3,957,572
Wachovia Bank Commercial Mortgage Trust 2003-C7 A1†	4.241%		10/15/2035	2,256	2,276,145
Wachovia Bank Commercial Mortgage Trust 2004-C15 A2	4.039%		10/15/2041	877	875,283
Wachovia Bank Commercial Mortgage Trust 2005-C16 A2	4.38%		10/15/2041	1,305	1,317,945
Wachovia Bank Commercial Mortgage Trust 2005-C19 A2	4.516%		5/15/2044	12,168	12,172,523
Wachovia Bank Commercial Mortgage Trust 2005-C22 APB	5.444%	#	12/15/2044	1,855	1,931,912
Wachovia Bank Commercial Mortgage Trust 2006-C23 A1	5.203%		1/15/2045	651	657,828

Total Non-Agency Commercial Mortgage-Backed Securities (cost $1,343,588,071)					1,375,469,818

PASS-THROUGH AGENCIES 0.00%
Government National Mortgage Assoc.	3.625%	#	9/20/2031	17	17,544
Government National Mortgage Assoc.	4.125%	#	11/20/2020	11	11,032
Government National Mortgage Assoc.	4.125%	#	11/20/2027	7	6,685
Government National Mortgage Assoc.	4.125%	#	12/20/2027	8	8,387
Government National Mortgage Assoc.	4.50%	#	1/20/2018	20	21,293
Government National Mortgage Assoc.	7.00%		4/15/2028	11	12,345
Government National Mortgage Assoc.	10.50%		3/15/2019	14	15,964

Total Pass-Through Agencies (cost $89,044)					93,250

U.S. TREASURY OBLIGATION 0.15%
U.S. Treasury Notes Inflation Index Bond(d) (cost $5,563,381)	1.625%		1/15/2015	5,485	5,799,200

Total Long-Term Investments (cost $3,620,374,432)					3,719,568,361

See Notes to Financial Statements.

Schedule of Investments (concluded)

SHORT DURATION INCOME FUND November 30, 2009

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Value
SHORT-TERM INVESTMENTS 4.22%

Repurchase Agreements
Repurchase Agreement dated 11/30/2009, 0.10% due 12/1/2009 with JPMorgan & Chase Co., collateralized by $97,000,000 of Federal Home Loan Mortgage Corp, at 5.80% due 9/13/2022 and $52,888,000 of Federal National Mortgage Assoc. at 5.00% due 7/2/2018; value: $157,926,713; proceeds: $152,562,424			$152,562	$152,562,000
Repurchase Agreement dated 11/30/2009, 0.01% due 12/1/2009 with State Street Bank & Trust Co. collateralized by $11,250,000 of U.S. Treasury Bill at 0.21% due 3/18/2010; value: $11,247,750; proceeds: $11,024,535			11,025	11,024,532

Total Short-Term Investments (cost $163,586,532)				163,586,532

Total Investments in Securities 100.11% (cost $3,783,960,964)				3,883,154,893

Liabilities in Excess of Other Assets(e) (0.11%)				(4,399,175)

Net Assets 100.00%				$3,878,755,718

#	Variable rate security. The interest rate represents the rate at November 30, 2009.
†

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be resold to qualified institutional investors. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)	Foreign security traded in U.S. dollars.
(b)

Floating Rate Loan. Generally pays interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate shown is the rate(s) in effect at November 30, 2009.

(c)	Securities have been fully/partially segregated to cover margin requirements for open futures contracts as of November 30, 2009 (See Note 2 (h)).
(d)

Treasury Inflation Protected Security. A U.S. Treasury Note or Bond that offers protection from inflation by paying a fixed rate of interest on principal amount that is adjusted for inflation based on the Consumer Price Index.

(e)	Liabilities in Excess of Other Assets include net unrealized depreciation on open futures contracts, as follows:

Open Futures Contracts at November 30, 2009:

Type	Expiration	Contracts	Position	Market Value	Unrealized Depreciation
U.S. 2-Year Treasury Note	December 2009	212	Short	$(46,418,063)	$(304,267)
U.S. 5-Year Treasury Note	December 2009	1,915	Short	(226,852,696)	(3,843,124)

Totals				$(273,270,759)	$(4,147,391)

See Notes to Financial Statements.

Statements of Assets and Liabilities

November 30, 2009

	Convertible Fund	Floating Rate Fund	High Yield Fund
ASSETS:
Investments in securities, at cost	$330,065,053	$471,949,459	$737,046,907
Investments in securities, at value	$350,582,992	$483,666,862	$783,593,621
Cash	—	—	3,870,656
Deposits with brokers for futures collateral	—	—	225,000
Deposits with custodian as collateral	—	887,366	—
Receivables:
Interest and dividends	2,844,336	2,638,898	17,134,965
Investment securities sold	4,513,680	10,334,982	4,246,153
Capital shares sold	94,392	11,288,403	4,296,520
From advisor (See Note 3)	—	109,103	62,629
Unrealized appreciation on unfunded commitments	—	1,996	—
Prepaid expenses and other assets	43,540	59,349	80,515
Total assets	358,078,940	508,986,959	813,510,059
LIABILITIES:
Payables:
To bank	1,181,645	—	—
Investment securities purchased	624,223	34,858,140	23,514,934
Capital shares reacquired	278,111	5,033,253	1,850,668
Management fee	200,534	175,351	366,262
12b-1 distribution fees	107,810	173,832	172,986
Fund administration	11,459	15,965	24,474
Trustees’ fees	32,705	5,682	47,928
Variation margin	—	—	14,063
To affiliates (See Note 3)	—	4,079	44,370
Unrealized depreciation on unfunded commitments	—	1,070	—
Distributions payable	—	703,867	5,370,552
Accrued expenses and other liabilities	115,339	128,276	392,193
Total liabilities	2,551,826	41,099,515	31,798,430
NET ASSETS	$355,527,114	$467,887,444	$781,711,629
COMPOSITION OF NET ASSETS:
Paid-in capital	$379,977,641	$452,389,563	$798,996,680
Undistributed (distributions in excess of) net investment income	1,610,777	36,192	(241,485)
Accumulated net realized gain (loss) on investments, credit default swap agreements, futures contracts and foreign currency related transactions	(46,579,243)	3,743,360	(63,041,355)
Net unrealized appreciation on investments, futures contracts, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	20,517,939	11,718,329	45,997,789
Net Assets	$355,527,114	$467,887,444	$781,711,629

See Notes to Financial Statements.

Statements of Assets and Liabilities (continued)

November 30, 2009

	Convertible Fund	Floating Rate Fund	High Yield Fund
Net assets by class:
Class A Shares	$79,880,124	$230,834,856	$294,168,532
Class B Shares	$10,207,126	—	$25,312,777
Class C Shares	$52,048,993	$111,851,374	$74,948,510
Class F Shares	$18,003,168	$77,232,958	$23,470,642
Class I Shares	$194,617,076	$47,938,827	$360,430,888
Class P Shares	$82,062	—	$540,622
Class R2 Shares	$46,066	$10,257	$594,081
Class R3 Shares	$642,499	$19,172	$2,245,577
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	7,752,950	25,463,827	40,746,939
Class B Shares	994,240	—	3,520,996
Class C Shares	5,075,893	12,329,718	10,431,742
Class F Shares	1,746,698	8,527,008	3,254,618
Class I Shares	18,823,234	5,286,159	49,726,186
Class P Shares	7,903	—	73,921
Class R2 Shares	4,431	1,131	81,818
Class R3 Shares	62,490	2,114	309,323
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares–Net asset value	$10.30	$9.07	$7.22
Class A Shares–Maximum offering price (Net asset value plus sales charge of 4.75%, 2.25% and 4.75%, respectively)	$10.81	$9.28	$7.58
Class B Shares–Net asset value	$10.27	—	$7.19
Class C Shares–Net asset value	$10.25	$9.07	$7.18
Class F Shares–Net asset value	$10.31	$9.06	$7.21
Class I Shares–Net asset value	$10.34	$9.07	$7.25
Class P Shares–Net asset value	$10.38	—	$7.31
Class R2 Shares–Net asset value	$10.40	$9.07	$7.26
Class R3 Shares–Net asset value	$10.28	$9.07	$7.26

See Notes to Financial Statements.

Statements of Assets and Liabilities (continued)

November 30, 2009

	Income Fund	Short Duration Income Fund
ASSETS:
Investments in securities, at cost	$679,329,429	$3,783,960,964
Investments in securities, at value	$736,381,220	$3,883,154,893
Cash	972,341	–
Deposits with custodian as collateral	118,644	1,186,441
Receivables:
Interest and dividends	11,147,798	33,878,294
Investment securities sold	13,186,066	12,499,275
Capital shares sold	1,550,520	91,392,445
From advisor (See Note 3)	30,920	34
Unrealized appreciation on forward foreign currency exchange contracts	1,837,982	–
Prepaid expenses and other assets	59,170	297,998
Total assets	765,284,661	4,022,409,380
LIABILITIES:
Payables:
To bank	–	920,842
Investment securities purchased	11,341,341	123,559,095
Capital shares reacquired	561,268	4,658,224
12b-1 distribution fees	376,062	1,352,608
Management fee	308,267	803,491
Trustees’ fees	816,541	45,345
Fund administration	24,696	110,224
Variation margin	42,056	586,654
To affiliates (See Note 3)	–	1,633
Distributions payable	3,054,094	11,006,931
Unrealized depreciation on forward foreign currency exchange contracts	187,587	–
Unrealized depreciation on unfunded commitments	167	1,672
Accrued expenses and other liabilities	227,719	606,943
Total liabilities	16,939,798	143,653,662
NET ASSETS	$748,344,863	$3,878,755,718
COMPOSITION OF NET ASSETS:
Paid-in capital	$747,129,589	$3,768,186,235
Undistributed (distributions in excess of) net investment income	(3,561,919)	1,024
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency related transactions	(52,863,593)	15,523,593
Net unrealized appreciation on investments, futures contracts, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	57,640,786	95,044,866
Net Assets	$748,344,863	$3,878,755,718

See Notes to Financial Statements.

Statements of Assets and Liabilities (concluded)

November 30, 2009

	Income Fund	Short Duration Income Fund
Net assets by class:
Class A Shares	$584,884,402	$2,117,057,948
Class B Shares	$26,941,921	$39,421,806
Class C Shares	$107,067,743	$1,154,440,000
Class F Shares	$28,301,921	$499,721,334
Class I Shares	$1,023,538	$65,851,027
Class R2 Shares	$11,539	$255,745
Class R3 Shares	$113,799	$2,007,858
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	214,262,542	463,068,756
Class B Shares	9,859,684	8,609,982
Class C Shares	39,060,545	250,948,091
Class F Shares	10,370,439	109,401,643
Class I Shares	375,774	14,417,159
Class R2 Shares	4,194	55,895
Class R3 Shares	41,625	438,593
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares–Net asset value	$2.73	$4.57
Class A shares–Maximum offering price (Net asset value plus sales charge of 4.75% and 2.25%, respectively)	$2.87	$4.68
Class B Shares–Net asset value	$2.73	$4.58
Class C Shares–Net asset value	$2.74	$4.60
Class F Shares–Net asset value	$2.73	$4.57
Class I Shares–Net asset value	$2.72	$4.57
Class R2 Shares–Net asset value	$2.75	$4.58
Class R3 Shares–Net asset value	$2.73	$4.58

See Notes to Financial Statements.

Statements of Operations

For the Year Ended November 30, 2009

	Convertible Fund	Floating Rate Fund	High Yield Fund
Investment income:
Dividends	$4,334,741	$–	$263,575
Interest and other	11,298,358	17,097,362	58,570,482
Total investment income	15,633,099	17,097,362	58,834,057
Expenses:
Management fee	2,268,604	1,198,838	3,191,097
12b-1 distribution plan-Class A	277,860	432,174	566,316
12b-1 distribution plan-Class B	94,111	–	196,983
12b-1 distribution plan-Class C	461,466	437,108	410,114
12b-1 distribution plan-Class F	18,262	32,242	9,304
12b-1 distribution plan-Class P	312	–	1,544
12b-1 distribution plan-Class R2	94	–	1,366
12b-1 distribution plan-Class R3	1,808	5	4,005
Shareholder servicing	248,616	181,015	344,516
Professional	51,059	59,110	57,288
Reports to shareholders	38,326	19,984	53,441
Fund administration	129,635	95,907	212,740
Custody	9,711	5,370	11,584
Trustees’ fees	12,985	8,705	20,383
Registration	82,564	95,736	106,106
Subsidy (See Note 3)	–	80,801	806,273
Other	12,668	11,633	17,610
Gross expenses	3,708,081	2,658,628	6,010,670
Expense reductions (See Note 7)	(886)	(498)	(1,342)
Expenses reimbursed by advisor (See Note 3)	–	(592,206)	(361,844)
Net expenses	3,707,195	2,065,924	5,647,484
Net investment income	11,925,904	15,031,438	53,186,573
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments, credit default swap agreements, futures contracts and foreign currency related transactions	(19,742,000)	4,552,511	(16,562,588)
Net change in unrealized appreciation/depreciation on investments, credit default swap agreements, futures contracts, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	110,647,881	31,216,396	187,474,272
Net realized and unrealized gain	90,905,881	35,768,907	170,911,684
Net Increase in Net Assets Resulting From Operations	$102,831,785	$50,800,345	$224,098,257

See Notes to Financial Statements.

Statements of Operations (concluded)

For the Year Ended November 30, 2009

	Income Fund	Short Duration Income Fund
Investment income:
Interest and other	$42,873,390	$72,911,508
Total investment income	42,873,390	72,911,508
Expenses:
Management fee	3,024,210	4,431,560
12b-1 distribution plan-Class A	1,726,936	1,615,969
12b-1 distribution plan-Class B	234,772	238,316
12b-1 distribution plan-Class C	715,860	3,988,744
12b-1 distribution plan-Class F	14,786	143,516
12b-1 distribution plan-Class R2	–	54
12b-1 distribution plan-Class R3	317	912
Shareholder servicing	789,001	1,079,025
Professional	52,663	58,105
Reports to shareholders	81,455	168,311
Fund administration	241,937	555,900
Custody	48,303	38,609
Trustees’ fees	24,001	46,089
Registration	84,181	356,879
Other	18,542	16,501
Gross expenses	7,056,964	12,738,490
Expense reductions (See Note 7)	(1,632)	(2,336)
Expenses reimbursed by advisor (See Note 3)	(429,611)	(34)
Net expenses	6,625,721	12,736,120
Net investment income	36,247,669	60,175,388
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments, futures contracts and foreign currency related transactions	(1,945,754)	29,460,193
Net change in unrealized appreciation/depreciation on investments, futures contracts, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	158,930,277	116,382,328
Net realized and unrealized gain	156,984,523	145,842,521
Net Increase in Net Assets Resulting From Operations	$193,232,192	$206,017,909

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Convertible Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2009	For the Year Ended November 30, 2008
Operations:
Net investment income	$11,925,904	$8,477,642
Net realized loss on investments	(19,742,000)	(17,389,422)
Net change in unrealized appreciation/depreciation on investments	110,647,881	(130,857,005)
Net increase (decrease) in net assets resulting from operations	102,831,785	(139,768,785)
Distributions to shareholders from:
Net investment income
Class A	(4,246,986)	(3,621,240)
Class B	(454,646)	(401,965)
Class C	(2,173,483)	(1,842,617)
Class F	(794,919)	(15,421)
Class I	(9,168,446)	(6,525,658)
Class P	(3,587)	(4,857)
Class R2	(923)	(300)
Class R3	(14,901)	(2,562)
Net realized gain
Class A	–	(1,826,371)
Class B	–	(266,636)
Class C	–	(1,173,773)
Class F	–	(168)
Class I	–	(2,902,743)
Class P	–	(3,552)
Class R2	–	(168)
Class R3	–	(168)
Total distributions to shareholders	(16,857,891)	(18,588,199)
Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	174,318,688	144,590,192
Reinvestment of distributions	9,550,090	11,290,766
Cost of shares reacquired	(161,440,404)	(120,402,291)
Net increase in net assets resulting from capital share transactions	22,428,374	35,478,667
Net increase (decrease) in net assets	108,402,268	(122,878,317)
NET ASSETS:
Beginning of year	$247,124,846	$370,003,163
End of year	$355,527,114	$247,124,846
Undistributed net investment income	$1,610,777	$4,712,104

See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	Floating Rate Fund
INCREASE IN NET ASSETS	For the Year Ended November 30, 2009	For the Period December 14, 2007 to November 30, 2008*
Operations:
Net investment income	$15,031,438	$3,852,409
Net realized gain (loss) on investments	4,552,511	(809,151)
Net change in unrealized appreciation/depreciation on investments and unfunded commitments	31,216,396	(19,498,067)
Net increase (decrease) in net assets resulting from operations	50,800,345	(16,454,809)
Distributions to shareholders from:
Net investment income
Class A	(7,778,478)	(1,106,583)
Class C	(2,456,259)	(147,296)
Class F	(2,129,000)	(1,133)
Class I	(2,741,930)	(2,517,341)
Class R2	(628)	(511)
Class R3	(761)	(524)
Total distributions to shareholders	(15,107,056)	(3,773,388)
Capital share transactions (See Note 11):
Net proceeds from sales of shares	476,643,970	107,194,799
Reinvestment of distributions	10,517,968	3,295,141
Cost of shares reacquired	(127,749,388)	(17,480,138)
Net increase in net assets resulting from capital share transactions	359,412,550	93,009,802
Net increase in net assets	395,105,839	72,781,605
NET ASSETS:
Beginning of year	$72,781,605	$–
End of year	$467,887,444	$72,781,605
Undistributed net investment income	$36,192	$110,713
*	For the period December 14, 2007 (commencement of investment operations) to November 30, 2008.

See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	High Yield Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2009	For the Year Ended November 30, 2008
Operations:
Net investment income	$53,186,573	$37,272,034
Net realized loss on investments, credit default swap agreements, futures contracts and foreign currency related transactions	(16,562,588)	(40,933,939)
Net change in unrealized appreciation/depreciation on investments, credit default swap agreements, futures contracts, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	187,474,272	(127,312,189)
Net increase (decrease) in net assets resulting from operations	224,098,257	(130,974,094)
Distributions to shareholders from:
Net investment income
Class A	(16,394,273)	(7,187,028)
Class B	(1,848,901)	(1,715,744)
Class C	(3,844,894)	(1,825,480)
Class F	(945,041)	(14,085)
Class I	(30,849,249)	(28,202,626)
Class P	(33,533)	(20,130)
Class R2	(22,291)	(753)
Class R3	(79,534)	(758)
Total distributions to shareholders	(54,017,716)	(38,966,604)
Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	391,916,818	76,689,991
Reinvestment of distributions	45,182,852	35,342,361
Cost of shares reacquired	(161,351,355)	(91,672,268)
Net increase in net assets resulting from capital share transactions	275,748,315	20,360,084
Net increase (decrease) in net assets	445,828,856	(149,580,614)
NET ASSETS:
Beginning of year	$335,882,773	$485,463,387
End of year	$781,711,629	$335,882,773
Distributions in excess of net investment income	$(241,485)	$(477,147)

See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	Income Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2009	For the Year Ended November 30, 2008
Operations:
Net investment income	$36,247,669	$30,490,464
Net realized loss on investments, futures contracts, and foreign currency related transactions	(1,945,754)	(2,861,356)
Net change in unrealized appreciation/depreciation on investments, futures contracts, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	158,930,277	(114,464,330)
Net increase (decrease) in net assets resulting from operations	193,232,192	(86,835,222)
Distributions to shareholders from:
Net investment income
Class A	(30,067,900)	(26,066,236)
Class B	(1,280,811)	(1,102,327)
Class C	(3,868,025)	(2,247,319)
Class F	(900,058)	(4,751)
Class I	(61,485)	(36,427)
Class R2	(583)	(219)
Class R3	(4,026)	(223)
Total distributions to shareholders	(36,182,888)	(29,457,502)
Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	238,654,743	77,428,324
Reinvestment of distributions	25,869,439	21,111,230
Cost of shares reacquired	(131,721,035)	(132,426,879)
Net increase (decrease) in net assets resulting from capital share transactions	132,803,147	(33,887,325)
Net increase (decrease) in net assets	289,852,451	(150,180,049)
NET ASSETS:
Beginning of year	$458,492,412	$608,672,461
End of year	$748,344,863	$458,492,412
Undistributed (distributions in excess of) net investment income	$(3,561,919)	$681,381

See Notes to Financial Statements.

Statements of Changes in Net Assets (concluded)

	Short Duration Income Fund
INCREASE IN NET ASSETS	For the Year Ended November 30, 2009	For the Year Ended November 30, 2008
Operations:
Net investment income	$60,175,388	$7,799,778
Net realized gain (loss) on investments and futures contracts	29,460,193	(1,139,214)
Net change in unrealized appreciation/depreciation on investments, unfunded commitments and futures contracts	116,382,328	(22,938,828)
Net increase (decrease) in net assets resulting from operations	206,017,909	(16,278,264)
Distributions to shareholders from:
Net investment income
Class A	(38,476,224)	(5,690,064)
Class B	(985,067)	(405,022)
Class C	(15,707,437)	(1,828,576)
Class F	(6,937,405)	(15,961)
Class I	(852,148)	(13,259)
Class R2	(408)	–
Class R3	(7,984)	–
Total distributions to shareholders	(62,966,673)	(7,952,882)
Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	3,897,615,157	301,249,348
Reinvestment of distributions	38,457,804	4,972,694
Cost of shares reacquired	(476,925,084)	(124,803,369)
Net increase in net assets resulting from capital share transactions	3,459,147,877	181,418,673
Net increase in net assets	3,602,199,113	157,187,527
NET ASSETS:
Beginning of year	$276,556,605	$119,369,078
End of year	$3,878,755,718	$276,556,605
Undistributed net investment income	$1,024	$8,289

See Notes to Financial Statements.

Financial Highlights

CONVERTIBLE FUND

	Class A Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 7.94	$12.96	$12.48	$11.64	$11.23

Investment operations:

Net investment income (loss)(a)	.32	.27	.19	.02	(.01)

Net realized and unrealized gain (loss)	2.52	(4.66)	.99	1.05	.69

Total from investment operations	2.84	(4.39)	1.18	1.07	.68

Distributions to shareholders from:

Net investment income	(.48)	(.41)	(.50)	(.23)	(.27)

Net realized gain	–	(.22)	(.20)	–	–

Total distributions	(.48)	(.63)	(.70)	(.23)	(.27)

Net asset value, end of year	$10.30	$ 7.94	$12.96	$12.48	$11.64

Total Return(b)	37.19%	(35.49)%	9.86%	9.35%	6.18%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.23%	1.23%	1.22%	1.27%	1.28%

Expenses, excluding expense reductions	1.23%	1.23%	1.23%	1.28%	1.28%

Net investment income (loss)	3.57%	2.39%	1.48%	.13%	(.07)%

Supplemental Data:
Net assets, end of year (000)	$79,880	$68,596	$108,059	$93,635	$103,176

Portfolio turnover rate	106.61%	97.47%	91.42%	104.11%	78.26%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

CONVERTIBLE FUND

	Class B Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 7.92	$12.91	$12.43	$11.60	$11.19

Investment operations:

Net investment income (loss)(a)	.26	.19	.10	(.06)	(.08)

Net realized and unrealized gain (loss)	2.52	(4.63)	1.00	1.05	.69

Total from investment operations	2.78	(4.44)	1.10	.99	.61

Distributions to shareholders from:

Net investment income	(.43)	(.33)	(.42)	(.16)	(.20)

Net realized gain	–	(.22)	(.20)	–	–

Total distributions	(.43)	(.55)	(.62)	(.16)	(.20)

Net asset value, end of year	$10.27	$ 7.92	$12.91	$12.43	$11.60

Total Return(b)	36.26%	(35.84)%	9.18%	8.58%	5.54%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.88%	1.88%	1.87%	1.92%	1.93%

Expenses, excluding expense reductions	1.88%	1.88%	1.88%	1.93%	1.93%

Net investment income (loss)	2.92%	1.72%	.81%	(.50)%	(.72)%

Supplemental Data:
Net assets, end of year (000)	$10,207	$8,918	$15,933	$16,413	$17,171

Portfolio turnover rate	106.61%	97.47%	91.42%	104.11%	78.26%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

CONVERTIBLE FUND

	Class C Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 7.91	$12.90	$12.43	$11.59	$11.19

Investment operations:

Net investment income (loss)(a)	.26	.19	.10	(.06)	(.08)

Net realized and unrealized gain (loss)	2.51	(4.63)	.99	1.06	.68

Total from investment operations	2.77	(4.44)	1.09	1.00	.60

Distributions to shareholders from:

Net investment income	(.43)	(.33)	(.42)	(.16)	(.20)

Net realized gain	–	(.22)	(.20)	–	–

Total distributions	(.43)	(.55)	(.62)	(.16)	(.20)

Net asset value, end of year	$10.25	$ 7.91	$12.90	$12.43	$11.59

Total Return(b)	36.20%	(35.85)%	9.11%	8.69%	5.44%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.88%	1.88%	1.87%	1.92%	1.93%

Expenses, excluding expense reductions	1.88%	1.88%	1.88%	1.93%	1.93%

Net investment income (loss)	2.93%	1.73%	.82%	(.50)%	(.72)%

Supplemental Data:
Net assets, end of year (000)	$52,049	$40,304	$68,585	$66,682	$67,888

Portfolio turnover rate	106.61%	97.47%	91.42%	104.11%	78.26%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

CONVERTIBLE FUND

	Class F Shares
	Year Ended 11/30		9/28/2007(a) to 11/30/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$ 7.95	$12.96	$12.86

Investment operations:

Net investment income(b)	.37	.32	.05

Net realized and unrealized gain (loss)	2.50	(4.67)	.05

Total from investment operations	2.87	(4.35)	.10

Distributions to shareholders from:

Net investment income	(.51)	(.44)	—

Net realized gain	—	(.22)	—

Total distributions	(.51)	(.66)	—

Net asset value, end of period	$10.31	$ 7.95	$12.96

Total Return(c)	37.52%	(35.23)%	.78	%(d)

Ratios to Average Net Assets:

Expenses, including expense reductions	.98%	.98%	.16	%(d)

Expenses, excluding expense reductions	.98%	.98%	.17	%(d)

Net investment income	3.88%	3.09%	.35	%(d)

Supplemental Data:
Net assets, end of period (000)	$18,003	$688	$10

Portfolio turnover rate	106.61%	97.47%	91.42%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

CONVERTIBLE FUND

	Class I Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 7.97	$13.00	$12.52	$11.67	$11.27

Investment operations:

Net investment income(a)	.36	.31	.23	.08	.04

Net realized and unrealized gain (loss)	2.52	(4.67)	.99	1.05	.67

Total from investment operations	2.88	(4.36)	1.22	1.13	.71

Distributions to shareholders from:

Net investment income	(.51)	(.45)	(.54)	(.28)	(.31)

Net realized gain	–	(.22)	(.20)	–	–

Total distributions	(.51)	(.67)	(.74)	(.28)	(.31)

Net asset value, end of year	$10.34	$ 7.97	$13.00	$12.52	$11.67

Total Return(b)	37.65%	(35.22)%	10.21%	9.81%	6.45%

Ratios to Average Net Assets:

Expenses, including expense reductions	.88%	.88%	.87%	.92%	.93%

Expenses, excluding expense reductions	.88%	.88%	.88%	.92%	.93%

Net investment income	3.94%	2.78%	1.86%	.69%	.37%

Supplemental Data:
Net assets, end of year (000)	$194,617	$128,463	$177,183	$104,856	$54,514

Portfolio turnover rate	106.61%	97.47%	91.42%	104.11	%78.26%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

CONVERTIBLE FUND

	Class P Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$ 8.00	$13.03	$12.49	$11.66	$11.26

Investment operations:

Net investment income (loss)(a)	.32	.25	.11	.11	(.02)

Net realized and unrealized gain (loss)	2.54	(4.68)	1.06	.95	.69

Total from investment operations	2.86	(4.43)	1.17	1.06	.67

Distributions to shareholders from:

Net investment income	(.48)	(.38)	(.43)	(.23)	(.27)

Net realized gain	–	(.22)	(.20)	–	–

Total distributions	(.48)	(.60)	(.63)	(.23)	(.27)

Net asset value, end of year	$10.38	$ 8.00	$13.03	$12.49	$11.66

Total Return(b)	37.03%	(35.52)%	9.71%	9.22%	6.02%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.32%	1.33%	1.33%	1.33%	1.37%

Expenses, excluding expense reductions	1.32%	1.33%	1.34%	1.33%	1.37%

Net investment income (loss)	3.49%	2.16%	.88%	.90%	(.14)%

Supplemental Data:
Net assets, end of year (000)	$82	$59	$213	$2,842	$189

Portfolio turnover rate	106.61%	97.47%	91.42%	104.11%	78.26%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

CONVERTIBLE FUND

	Class R2 Shares
	Year Ended 11/30		9/28/2007(a) to 11/30/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$ 7.99	$12.95	$12.86

Investment operations:

Net investment income(b)	.35	.30	.04

Net realized and unrealized gain (loss)	2.53	(4.66)	.05

Total from investment operations	2.88	(4.36)	.09

Distributions to shareholders from:

Net investment income	(.47)	(.38)	—

Net realized gain	—	(.22)	—

Total distributions	(.47)	(.60)	—

Net asset value, end of period	$10.40	$ 7.99	$12.95

Total Return(c)	37.35%	(35.20)%	.70	%(d)

Ratios to Average Net Assets:

Expenses, including expense reductions	1.26%	.98%	.24	%(d)

Expenses, excluding expense reductions	1.26%	.98%	.25	%(d)

Net investment income	3.63%	2.65%	.28	%(d)

Supplemental Data:
Net assets, end of period (000)	$46	$7	$10

Portfolio turnover rate	106.61%	97.47%	91.42%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (concluded)

CONVERTIBLE FUND

	Class R3 Shares
	Year Ended 11/30		9/28/2007(a) to 11/30/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$ 7.94	$12.96	$12.86

Investment operations:

Net investment income(b)	.33	.27	.04

Net realized and unrealized gain (loss)	2.49	(4.67)	.06

Total from investment operations	2.82	(4.40)	.10

Distributions to shareholders from:

Net investment income	(.48)	(.40)	—

Net realized gain	—	(.22)	—

Total distributions	(.48)	(.62)	—

Net asset value, end of period	$10.28	$ 7.94	$12.96

Total Return(c)	36.90%	(35.53)%	.78	%(d)

Ratios to Average Net Assets:

Expenses, including expense reductions	1.37%	1.36%	.22	%(d)

Expenses, excluding expense reductions	1.37%	1.37%	.23	%(d)

Net investment income	3.50%	2.43%	.29	%(d)

Supplemental Data:
Net assets, end of period (000)	$642	$90	$10

Portfolio turnover rate	106.61%	97.47%	91.42%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights

FLOATING RATE FUND

	Class A Shares
	Year Ended 11/30/2009	12/14/2007(a) to 11/30/2008
Per Share Operating Performance
Net asset value, beginning of period	$7.53	$10.00

Investment operations:

Net investment income(b)	.54	.51

Net realized and unrealized gain (loss)	1.54	(2.46)

Total from investment operations	2.08	(1.95)

Distributions to shareholders from:

Net investment income	(.54)	(.52)

Net asset value, end of period	$9.07	$ 7.53

Total Return(c)	28.31%	(20.36	)%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.83%	.70	%(d)

Expenses, including expense reductions and expenses reimbursed	.83%	.70	%(d)

Expenses, excluding expense reductions and expenses reimbursed	1.07%	1.14	%(d)

Net investment income	6.23%	5.57	%(d)

Supplemental Data:
Net assets, end of period (000)	$230,835	$31,257

Portfolio turnover rate	89.76%	52.39%
(a)	Commencement of investment operations and SEC effective date was 12/14/2007 and date shares first became available to the public was 1/2/2008.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

FLOATING RATE FUND

	Class C Shares
	Year Ended 11/30/2009	12/14/2007(a) to 11/30/2008
Per Share Operating Performance
Net asset value, beginning of period	$7.53	$10.00

Investment operations:

Net investment income(b)	.49	.44

Net realized and unrealized gain (loss)	1.53	(2.46)

Total from investment operations	2.02	(2.02)

Distributions to shareholders from:

Net investment income	(.48)	(.45)

Net asset value, end of period	$9.07	$ 7.53

Total Return(c)	27.48%	(20.95	)%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.47%	1.33	%(d)

Expenses, including expense reductions and expenses reimbursed	1.47%	1.32	%(d)

Expenses, excluding expense reductions and expenses reimbursed	1.71%	1.69	%(d)

Net investment income	5.55%	4.87	%(d)

Supplemental Data:
Net assets, end of period (000)	$111,851	$7,288

Portfolio turnover rate	89.76%	52.39%
(a)	Commencement of investment operations and SEC effective date was 12/14/2007 and date shares first became available to the public was 1/2/2008.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

FLOATING RATE FUND

	Class F Shares
	Year Ended 11/30/2009	12/14/2007(a) to 11/302008
Per Share Operating Performance
Net asset value, beginning of period	$7.53	$10.00

Investment operations:

Net investment income(b)	.58	.54

Net realized and unrealized gain (loss)	1.51	(2.47)

Total from investment operations	2.09	(1.93)

Distributions to shareholders from:

Net investment income	(.56)	(.54)

Net asset value, end of period	$9.06	$ 7.53

Total Return(c)	28.45%	(20.16	)%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses assumed	.59%	.47	%(d)

Expenses, including expense reductions and expenses assumed	.59%	.46	%(d)

Expenses, excluding expense reductions and expenses assumed	.82%	1.36	%(d)

Net investment income	6.54%	5.85	%(d)

Supplemental Data:
Net assets, end of period (000)	$77,233	$27

Portfolio turnover rate	89.76%	52.39%
(a)	Commencement of investment operations and SEC effective date was 12/14/2007 and date shares first became available to the public was 1/2/2008.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

FLOATING RATE FUND

	Class I Shares
	Year Ended 11/30/2009	12/14/2007(a) to 11/30/2008
Per Share Operating Performance
Net asset value, beginning of period	$7.53	$10.00

Investment operations:

Net investment income(b)	.57	.57

Net realized and unrealized gain (loss)	1.54	(2.49)

Total from investment operations	2.11	(1.92)

Distributions to shareholders from:

Net investment income	(.57)	(.55)

Net asset value, end of period	$9.07	$ 7.53

Total Return(c)	28.85%	(20.06	)%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.47%	.36	%(d)

Expenses, including expense reductions and expenses reimbursed	.47%	.36	%(d)

Expenses, excluding expense reductions and expenses reimbursed	.75%	.88	%(d)

Net investment income	6.71%	6.02	%(d)

Supplemental Data:
Net assets, end of period (000)	$47,939	$34,193

Portfolio turnover rate	89.76%	52.39%
(a)	Commencement of investment operations and SEC effective date was 12/14/2007 and date shares first became available to the public was 1/2/2008.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

FLOATING RATE FUND

	Class R2 Shares
	Year Ended 11/30/2009	12/14/2007(a) to 11/30/2008
Per Share Operating Performance
Net asset value, beginning of period	$7.53	$10.00

Investment operations:

Net investment income(b)	.57	.51

Net realized and unrealized gain (loss)	1.55	(2.48)

Total from investment operations	2.12	(1.97)

Distributions to shareholders from:

Net investment income	(.58)	(.50)

Net asset value, end of period	$9.07	$ 7.53

Total Return(c)	28.86%	(20.52	)%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions including expenses reimbursed	.45%	.93	%(d)

Expenses, including expense reductions and expenses reimbursed	.45%	.92	%(d)

Expenses, excluding expense reductions and expenses reimbursed	.73%	2.13	%(d)

Net investment income	6.74%	5.47	%(d)

Supplemental Data:
Net assets, end of period (000)	$10	$8

Portfolio turnover rate	89.76%	52.39%
(a)	Commencement of investment operations and SEC effective date was 12/14/2007 and date shares first became available to the public was 1/2/2008.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (concluded)

FLOATING RATE FUND

	Class R3 Shares
	Year Ended 11/30/2009	12/14/2007(a) to 11/30/2008
Per Share Operating Performance
Net asset value, beginning of period	$7.53	$10.00

Investment operations:

Net investment income(b)	.57	.52

Net realized and unrealized gain (loss)	1.54	(2.48)

Total from investment operations	2.11	(1.96)

Distributions to shareholders from:

Net investment income	(.57)	(.51)

Net asset value, end of period	$9.07	$ 7.53

Total Return(c)	28.81%	(20.45	)%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.51%	.84	%(d)

Expenses, including expense reductions and expenses reimbursed	.51%	.83	%(d)

Expenses, excluding expense reductions and expenses reimbursed	.79%	2.08	%(d)

Net investment income	6.69%	5.56	%(d)

Supplemental Data:
Net assets, end of period (000)	$19	$8

Portfolio turnover rate	89.76%	52.39%
(a)	Commencement of investment operations and SEC effective date was 12/14/2007 and date shares first became available to the public was 1/2/2008.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights

HIGH YIELD FUND

	Class A Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$5.15	$7.74	$8.08	$7.99	$8.39

Investment operations:

Net investment income(a)	.64	.56	.56	.52	.52

Net realized and unrealized gain (loss)	2.07	(2.56)	(.27)	.19	(.36)

Total from investment operations	2.71	(2.00)	.29	.71	.16

Distributions to shareholders from:

Net investment income	(.64)	(.59)	(.63)	(.57)	(.56)

Net realized gain	–	–	–	(.05)	–

Total distributions	(.64)	(.59)	(.63)	(.62)	(.56)

Net asset value, end of year	$7.22	$5.15	$7.74	$8.08	$7.99

Total Return(b)	54.92%	(27.59)%	3.52%	9.23%	1.94%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.01%	1.27%	1.23%	1.24%	1.22%

Expenses, including expense reductions and expenses reimbursed	1.01%	1.27%	1.23%	1.23%	1.22%

Expenses, excluding expense reductions and expenses reimbursed	1.24%	1.27%	1.23%	1.24%	1.22%

Net investment income	9.81%	7.89%	6.97%	6.55%	6.38%

Supplemental Data:
Net assets, end of year (000)	$294,169	$62,454	$101,386	$105,995	$103,288

Portfolio turnover rate	126.34%	98.56%	96.74%	108.90%	122.46%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

HIGH YIELD FUND

	Class B Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$5.14	$7.71	$8.05	$7.96	$8.36

Investment operations:

Net investment income(a)	.58	.51	.51	.47	.47

Net realized and unrealized gain (loss)	2.06	(2.55)	(.28)	.19	(.36)

Total from investment operations	2.64	(2.04)	.23	.66	.11

Distributions to shareholders from:

Net investment income	(.59)	(.53)	(.57)	(.52)	(.51)

Net realized gain	–	–	–	(.05)	–

Total distributions	(.59)	(.53)	(.57)	(.57)	(.51)

Net asset value, end of year	$7.19	$5.14	$7.71	$8.05	$7.96

Total Return(b)	53.45%	(27.96)%	2.83%	8.61%	1.31%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.89%	1.92%	1.88%	1.88%	1.87%

Expenses, excluding expense reductions	1.89%	1.92%	1.88%	1.89%	1.87%

Net investment income	9.20%	7.22%	6.33%	5.89%	5.73%

Supplemental Data:
Net assets, end of year (000)	$25,313	$14,481	$27,186	$34,907	$41,025

Portfolio turnover rate	126.34%	98.56%	96.74%	108.90%	122.46%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

HIGH YIELD FUND

	Class C Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$5.13	$7.71	$8.05	$7.96	$8.36

Investment operations:

Net investment income(a)	.58	.51	.51	.47	.47

Net realized and unrealized gain (loss)	2.06	(2.55)	(.28)	.19	(.36)

Total from investment operations	2.64	(2.04)	.23	.66	.11

Distributions to shareholders from:

Net investment income	(.59)	(.54)	(.57)	(.52)	(.51)

Net realized gain	–	–	–	(.05)	–

Total distributions	(.59)	(.54)	(.57)	(.57)	(.51)

Net asset value, end of year	$7.18	$5.13	$7.71	$8.05	$7.96

Total Return(b)	53.74%	(28.08)%	2.82%	8.60%	1.32%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.89%	1.92%	1.88%	1.88%	1.87%

Expenses, excluding expense reductions	1.89%	1.92%	1.88%	1.89%	1.87%

Net investment income	8.94%	7.25%	6.32%	5.88%	5.73%

Supplemental Data:
Net assets, end of year (000)	$74,949	$17,882	$25,909	$29,466	$35,485

Portfolio turnover rate	126.34%	98.56%	96.74%	108.90%	122.46%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

HIGH YIELD FUND

	Class F Shares
	Year Ended 11/30		9/28/2007(a) to 11/30/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$5.15	$7.74	$7.96

Investment operations:

Net investment income(b)	.65	.58	.09

Net realized and unrealized gain (loss)	2.05	(2.57)	(.21)

Total from investment operations	2.70	(1.99)	(.12)

Distributions to shareholders from:

Net investment income	(.64)	(.60)	(.10)

Net asset value, end of period	$7.21	$5.15	$7.74

Total Return(c)	54.89%	(27.40)%	(1.52	)%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.96%	1.04%	.19	%(d)

Expenses, including expense reductions and expenses reimbursed	.96%	1.04%	.19	%(d)

Expenses, excluding expense reductions and expenses reimbursed	.96%	1.04%	.19	%(d)

Net investment income	9.52%	8.79%	1.19	%(d)

Supplemental Data:
Net assets, end of period (000)	$23,471	$279	$10

Portfolio turnover rate	126.34%	98.56%	96.74%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

HIGH YIELD FUND

	Class I Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$5.17	$7.77	$8.11	$8.00	$8.37

Investment operations:

Net investment income(a)	.65	.59	.58	.55	.55

Net realized and unrealized gain (loss)	2.08	(2.58)	(.27)	.19	(.36)

Total from investment operations	2.73	(1.99)	.31	.74	.19

Distributions to shareholders from:

Net investment income	(.65)	(.61)	(.65)	(.58)	(.56)

Net realized gain	–	–	–	(.05)	–

Total distributions	(.65)	(.61)	(.65)	(.63)	(.56)

Net asset value, end of year	$7.25	$5.17	$7.77	$8.11	$8.00

Total Return(b)	55.20%	(27.33)%	3.79%	9.73%	2.28%

Ratios to Average Net Assets:

Expenses, including expense reductions	.92%	.92%	.88%	.88%	.88%

Expenses, excluding expense reductions	.92%	.92%	.88%	.88%	.88%

Net investment income	10.28%	8.26%	7.28%	6.93%	6.72%

Supplemental Data:
Net assets, end of year (000)	$360,431	$240,587	$330,709	$26,108	$15,426

Portfolio turnover rate	126.34%	98.56%	96.74%	108.90%	122.46%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

HIGH YIELD FUND

	Class P Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$5.21	$7.83	$8.16	$8.02	$8.39

Investment operations:

Net investment income(a)	.63	.56	.56	.53	.51

Net realized and unrealized gain (loss)	2.09	(2.60)	(.27)	.17	(.35)

Total from investment operations	2.72	(2.04)	.29	.70	.16

Distributions to shareholders from:

Net investment income	(.62)	(.58)	(.62)	(.51)	(.53)

Net realized gain	—	—	—	(.05)	—

Total distributions	(.62)	(.58)	(.62)	(.56)	(.53)

Net asset value, end of year	$7.31	$5.21	$7.83	$8.16	$8.02

Total Return(b)	54.68%	(27.73)%	3.48%	9.14%	1.91%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.35%	1.37%	1.33%	1.28%	1.33%

Expenses, excluding expense reductions	1.35%	1.37%	1.33%	1.29%	1.33%

Net investment income	9.68%	7.81%	6.85%	6.64%	6.25%

Supplemental Data:
Net assets, end of year (000)	$541	$185	$243	$109	$7

Portfolio turnover rate	126.34%	98.56%	96.74%	108.90%	122.46%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

HIGH YIELD FUND

	Class R2 Shares
	Year Ended 11/30		9/28/2007(a) to 11/30/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$5.18	$7.75	$7.96

Investment operations:

Net investment income(b)	.63	.58	.09

Net realized and unrealized gain (loss)	2.06	(2.58)	(.21)

Total from investment operations	2.69	(2.00)	(.12)

Distributions to shareholders from:

Net investment income	(.61)	(.57)	(.09)

Net asset value, end of period	$7.26	$5.18	$7.75

Total Return(c)	54.20%	(27.47)%	(1.48	)%(d)

Ratios to Average Net Assets:

Expenses, including expense reductions	1.47%	1.04%	.25	%(d)

Expenses, excluding expense reductions	1.47%	1.05%	.25	%(d)

Net investment income	9.19%	8.16%	1.12	%(d)

Supplemental Data:
Net assets, end of period (000)	$594	$9	$10

Portfolio turnover rate	126.34%	98.56%	96.74%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (concluded)

HIGH YIELD FUND

	Class R3 Shares
	Year Ended 11/30		9/28/2007(a) to 11/30/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$5.18	$7.75	$7.96

Investment operations:

Net investment income(b)	.64	.58	.09

Net realized and unrealized gain (loss)	2.06	(2.57)	(.21)

Total from investment operations	2.70	(1.99)	(.12)

Distributions to shareholders from:

Net investment income	(.62)	(.58)	(.09)

Net asset value, end of period	$7.26	$5.18	$7.75

Total Return(c)	54.34%	(27.38)%	(1.46	)%(d)

Ratios to Average Net Assets:

Expenses, including expense reductions	1.37%	1.01%	.24	%(d)

Expenses, excluding expense reductions	1.37%	1.02%	.24	%(d)

Net investment income	9.20%	8.17%	1.13	%(d)

Supplemental Data:
Net assets, end of period (000)	$2,246	$7	$10

Portfolio turnover rate	126.34%	98.56%	96.74%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights

INCOME FUND

	Class A Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$2.09	$2.61	$2.58	$2.56	$2.60

Investment operations:

Net investment income(a)	.15	.14	.11	.11	.09

Net realized and unrealized gain (loss)	.64	(.53)	.03	.02	(.03)

Total from investment operations	.79	(.39)	.14	.13	.06

Distributions to shareholders from:

Net investment income	(.15)	(.13)	(.11)	(.11)	(.10)

Net asset value, end of year	$2.73	$2.09	$2.61	$2.58	$2.56

Total Return(b)	38.79%	(15.52)%	5.76%	5.16%	2.18%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.00%	1.00%	1.30%	1.04%	1.02%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed	1.00%	1.00%	1.00%	1.00%	1.00%

Expenses, excluding expense reductions and expenses reimbursed	1.07%	1.08%	1.35%	1.10%	1.06%

Net investment income	6.10%	5.45%	4.53%	4.32%	3.54%

Supplemental Data:
Net assets, end of year (000)	$584,884	$398,305	$533,896	$579,558	$687,866

Portfolio turnover rate	297.38%	393.47%	294.55%	499.81%	485.03%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

INCOME FUND

	Class B Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$2.09	$2.61	$2.58	$2.56	$2.60

Investment operations:

Net investment income(a)	.13	.12	.10	.09	.08

Net realized and unrealized gain (loss)	.64	(.52)	.03	.02	(.04)

Total from investment operations	.77	(.40)	.13	.11	.04

Distributions to shareholders from:

Net investment income	(.13)	(.12)	(.10)	(.09)	(.08)

Net asset value, end of year	$2.73	$2.09	$2.61	$2.58	$2.56

Total Return(b)	37.91%	(16.10)%	5.03%	4.42%	1.50%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.65%	1.65%	1.95%	1.69%	1.66%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed	1.65%	1.65%	1.65%	1.65%	1.65%

Expenses, excluding expense reductions and expenses reimbursed	1.72%	1.73%	2.00%	1.75%	1.71%

Net investment income	5.45%	4.80%	3.88%	3.67%	2.88%

Supplemental Data:
Net assets, end of year (000)	$26,942	$19,158	$25,211	$30,865	$44,643

Portfolio turnover rate	297.38%	393.47%	294.55%	499.81%	485.03%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

INCOME FUND

	Class C Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$2.10	$2.62	$2.59	$2.57	$2.61

Investment operations:

Net investment income(a)	.13	.12	.10	.09	.08

Net realized and unrealized gain (loss)	.64	(.52)	.03	.02	(.04)

Total from investment operations	.77	(.40)	.13	.11	.04

Distributions to shareholders from:

Net investment income	(.13)	(.12)	(.10)	(.09)	(.08)

Net asset value, end of year	$2.74	$2.10	$2.62	$2.59	$2.57

Total Return(b)	37.80%	(16.01)%	5.03%	4.45%	1.51%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.65%	1.65%	1.95%	1.69%	1.67%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed	1.65%	1.65%	1.65%	1.65%	1.65%

Expenses, excluding expense reductions and expenses reimbursed	1.72%	1.73%	2.00%	1.75%	1.71%

Net investment income	5.32%	4.81%	3.88%	3.67%	2.89%

Supplemental Data:
Net assets, end of year (000)	$107,068	$40,221	$48,661	$53,400	$62,290

Portfolio turnover rate	297.38%	393.47%	294.55%	499.81%	485.03%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

INCOME FUND

	Class F Shares
	Year Ended 11/30		9/28/2007(a) to 11/30/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$2.09	$2.61	$2.55

Investment operations:

Net investment income(b)	.15	.15	.02

Net realized and unrealized gain (loss)	.64	(.53)	.06

Total from investment operations	.79	(.38)	.08

Distributions to shareholders from:

Net investment income	(.15)	(.14)	(.02)

Net asset value, end of period	$2.73	$2.09	$2.61

Total Return(c)	39.15%	(15.31)%	3.13	%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.75%	.74%	.14	%(d)

Expenses, excluding interest expense, including expense reductions and expenses reimbursed	.75%	.74%	.12	%(d)

Expenses, excluding expense reductions and expenses reimbursed	.81%	.81%	.14	%(d)

Net investment income	6.03%	6.19%	.89	%(d)

Supplemental Data:
Net assets, end of period (000)	$28,302	$141	$10

Portfolio turnover rate	297.38%	393.47%	294.55%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

INCOME FUND

	Class I Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$2.09	$2.61	$2.58	$2.56	$2.60

Investment operations:

Net investment income(a)	.16	.15	.12	.12	.10

Net realized and unrealized gain (loss)	.63	(.53)	.03	.02	(.03)

Total from investment operations	.79	(.38)	.15	.14	.07

Distributions to shareholders from:

Net investment income	(.16)	(.14)	(.12)	(.12)	(.11)

Net asset value, end of year	$2.72	$2.09	$2.61	$2.58	$2.56

Total Return(b)	38.74%	(15.19)%	6.13%	5.55%	2.56%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.65%	.65%	.95%	.69%	.67%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed	.65%	.65%	.65%	.65%	.65%

Expenses, excluding expense reductions and expenses reimbursed	.72%	.72%	1.00%	.75%	.71%

Net investment income	6.46%	5.86%	4.90%	4.67%	3.88%

Supplemental Data:
Net assets, end of year (000)	$1,024	$651	$894	$794	$1,227

Portfolio turnover rate	297.38%	393.47%	294.55%	499.81%	485.03%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

INCOME FUND

	Class R2 Shares
	Year Ended 11/30/2009	7/2/2008(a) to 11/30/2008
Per Share Operating Performance
Net asset value, beginning of period	$2.09	$2.58

Investment operations:

Net investment income(b)	.16	.06

Net realized and unrealized gain (loss)	.64	(.49)

Total from investment operations	.80	(.43)

Distributions to shareholders from:

Net investment income	(.14)	(.06)

Net asset value, end of period	$2.75	$2.09

Total Return(c)	39.46%	(17.03	)%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.63%	.48	%(d)

Expenses, including expense reductions and expenses reimbursed	.63%	.48	%(d)

Expenses, excluding expense reductions and expenses reimbursed	.70%	.54	%(d)

Net investment income	6.50%	2.41	%(d)

Supplemental Data:
Net assets, end of period (000)	$12	$8

Portfolio turnover rate	297.38%	393.47%
(a)	Commencement of offering of class shares.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (concluded)

INCOME FUND

	Class R3 Shares
	Year Ended 11/30/2009	7/2/2008(a) to 11/30/2008
Per Share Operating Performance
Net asset value, beginning of period	$2.09	$2.58

Investment operations:

Net investment income(b)	.15	.06

Net realized and unrealized gain (loss)	.64	(.49)

Total from investment operations	.79	(.43)

Distributions to shareholders from:

Net investment income	(.15)	(.06)

Net asset value, end of period	$2.73	$2.09

Total Return(c)	38.65%	(16.99	)%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.11%	.45	%(d)

Expenses, including expense reductions and expenses reimbursed	1.11%	.45	%(d)

Expenses, excluding expense reductions and expenses reimbursed	1.18%	.50	%(d)

Net investment income	5.87%	2.45	%(d)

Supplemental Data:
Net assets, end of period (000)	$114	$8

Portfolio turnover rate	297.38%	393.47%
(a)	Commencement of offering of class shares.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights

SHORT DURATION INCOME FUND

	Class A Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$3.97	$4.35	$4.30	$4.29	$4.41

Investment operations:

Net investment income(a)	.20	.20	.18	.16	.13

Net realized and unrealized gain (loss)	.62	(.38)	.05	.02	(.09)

Total from investment operations	.82	(.18)	.23	.18	.04

Distributions to shareholders from:

Net investment income	(.22)	(.20)	(.18)	(.17)	(.16)

Net asset value, end of year	$4.57	$3.97	$4.35	$4.30	$4.29

Total Return(b)	21.30%	(4.57)%	5.38%	4.26%	.90%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.68%	.80%	.91%	.92%	.90%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed	.68%	.79%	.90%	.90%	.90%

Expenses, excluding expense reductions and expenses reimbursed	.68%	.80%	1.07%	1.10%	1.06%

Net investment income	4.53%	4.67%	4.15%	3.77%	2.88%

Supplemental Data:
Net assets, end of year (000)	$2,117,058	$194,420	$78,351	$76,271	$87,287

Portfolio turnover rate	162.91%	208.09%	164.00%	304.77%	295.07%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

SHORT DURATION INCOME FUND

	Class B Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$3.97	$4.35	$4.30	$4.30	$4.41

Investment operations:

Net investment income(a)	.17	.17	.15	.13	.10

Net realized and unrealized gain (loss)	.62	(.38)	.05	.01	(.08)

Total from investment operations	.79	(.21)	.20	.14	.02

Distributions to shareholders from:

Net investment income	(.18)	(.17)	(.15)	(.14)	(.13)

Net asset value, end of year	$4.58	$3.97	$4.35	$4.30	$4.30

Total Return(b)	20.34%	(5.01)%	4.70%	3.35%	.48%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.48%	1.54%	1.56%	1.57%	1.55%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed	1.48%	1.54%	1.55%	1.55%	1.55%

Expenses, excluding expense reductions and expenses reimbursed	1.48%	1.61%	1.73%	1.75%	1.71%

Net investment income	3.96%	3.96%	3.51%	3.13%	2.25%

Supplemental Data:
Net assets, end of year (000)	$39,422	$12,756	$7,379	$6,805	$7,506

Portfolio turnover rate	162.91%	208.09%	164.00%	304.77%	295.07%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

SHORT DURATION INCOME FUND

	Class C Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$3.99	$4.37	$4.32	$4.32	$4.44

Investment operations:

Net investment income(a)	.17	.17	.15	.13	.10

Net realized and unrealized gain (loss)	.62	(.38)	.05	.01	(.09)

Total from investment operations	.79	(.21)	.20	.14	.01

Distributions to shareholders from:

Net investment income	(.18)	(.17)	(.15)	(.14)	(.13)

Net asset value, end of year	$4.60	$3.99	$4.37	$4.32	$4.32

Total Return(b)	20.21%	(4.98)%	4.70%	3.35%	.27%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	1.48%	1.54%	1.56%	1.57%	1.55%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed	1.48%	1.54%	1.55%	1.55%	1.55%

Expenses, excluding expense reductions and expenses reimbursed	1.48%	1.61%	1.73%	1.75%	1.71%

Net investment income	3.69%	3.94%	3.51%	3.12%	2.23%

Supplemental Data:
Net assets, end of year (000)	$1,154,440	$67,249	$33,081	$37,027	$46,220

Portfolio turnover rate	162.91%	208.09%	164.00%	304.77%	295.07%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

SHORT DURATION INCOME FUND

	Class F Shares
	Year Ended 11/30		9/28/2007(a) to 11/30/2007
	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$3.96	$4.34	$4.29

Investment operations:

Net investment income(b)	.20	.20	.03

Net realized and unrealized gain (loss)	.63	(.37)	.05

Total from investment operations	.83	(.17)	.08

Distributions to shareholders from:

Net investment income	(.22)	(.21)	(.03)

Net asset value, end of period	$4.57	$3.96	$4.34

Total Return(c)	21.42%	(4.21)%	1.90	%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.58%	.61%	.11	%(d)

Expenses, including expense reductions and expenses reimbursed	.58%	.61%	.12	%(d)

Expenses, excluding expense reductions and expenses reimbursed	.58%	.64%	.15	%(d)

Net investment income	4.55%	4.94%	.73	%(d)

Supplemental Data:
Net assets, end of period (000)	$499,721	$1,644	$10

Portfolio turnover rate	162.91%	208.09%	164.00%
(a)	Commencement of investment operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

SHORT DURATION INCOME FUND

	Class I Shares
	Year Ended 11/30
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$3.96	$4.35	$4.30	$4.29	$4.41

Investment operations:

Net investment income(a)	.21	.21	.19	.18	.14

Net realized and unrealized gain (loss)	.63	(.37)	.05	.01	(.09)

Total from investment operations	.84	(.16)	.24	.19	.05

Distributions to shareholders from:

Net investment income	(.23)	(.23)	(.19)	(.18)	(.17)

Net asset value, end of year	$4.57	$3.96	$4.35	$4.30	$4.29

Total Return(b)	21.57%	(3.92)%	5.75%	4.63%	1.26%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.49%	.55%	.56%	.57%	.55%

Expenses, excluding interest expense, including expense reductions and expenses reimbursed	.49%	.54%	.55%	.55%	.55%

Expenses, excluding expense reductions and expenses reimbursed	.49%	.63%	.73%	.75%	.71%

Net investment income	4.66%	4.99%	4.51%	4.15%	3.24%

Supplemental Data:
Net assets, end of year (000)	$65,851	$488	$548	$474	$356

Portfolio turnover rate	162.91%	208.09%	164.00%	304.77%	295.07%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

SHORT DURATION INCOME FUND

	Class R2 Shares
	7/21/2009(a) to 11/30/2009
Per Share Operating Performance
Net asset value, beginning of period	$4.46

Investment operations:

Net investment income(b)	.06

Net realized and unrealized gain	.14

Total from investment operations	.20

Distributions to shareholders from:

Net investment income	(.08)

Net asset value, end of period	$4.58

Total Return(c)	4.56	%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions including expenses reimbursed	.72	%(e)

Expenses, including expense reductions and expenses reimbursed	.72	%(e)

Expenses, excluding expense reductions and expenses reimbursed	.90	%(e)

Net investment income	3.42	%(e)

Supplemental Data:
Net assets, end of period (000)	$256

Portfolio turnover rate	162.91%
(a)	Commencement of investment operations was 7/21/2009 and SEC effective date was 9/14/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.

Financial Highlights (concluded)

SHORT DURATION INCOME FUND

	Class R3 Shares
	7/21/2009(a) to 11/30/2009
Per Share Operating Performance
Net asset value, beginning of period	$4.46

Investment operations:

Net investment income(b)	.07

Net realized and unrealized gain	.13

Total from investment operations	.20

Distributions to shareholders from:

Net investment income	(.08)

Net asset value, end of period	$4.58

Total Return(c)	4.53	%(d)

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including expenses reimbursed	.98	%(e)

Expenses, including expense reductions and expenses reimbursed	.98	%(e)

Expenses, excluding expense reductions and expenses reimbursed	.99	%(e)

Net investment income	3.95	%(e)

Supplemental Data:
Net assets, end of period (000)	$2,008

Portfolio turnover rate	162.91%
(a)	Commencement of investment operations was 7/21/2009 and SEC effective date was 9/14/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Investment Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was organized as a Delaware statutory trust on August 16, 1993. The Trust currently consists of eleven funds. This report covers the following five funds (separately, a “Fund” and collectively, the “Funds”) and their respective classes: Lord Abbett Convertible Fund (“Convertible Fund”), Lord Abbett Floating Rate Fund (“Floating Rate Fund”), Lord Abbett High Yield Fund (“High Yield Fund”), Lord Abbett Income Fund (“Income Fund”), and Lord Abbett Short Duration Income Fund (“Short Duration Income Fund”), Class A, B, C, F, I, P, R2 and R3 shares. As of the date of this report, Floating Rate Fund has not issued Class B and Class P shares, and Income Fund and Short Duration Income Fund have not issued Class P shares. The Funds’ Class P shares are closed to substantially all new retirement and benefit plans and fee-based programs, with certain exceptions as set forth in the Funds’ prospectuses. Effective July 22, 2009, Class R2 and R3 shares of the Short Duration Income Fund commenced investment operations. Effective March 31, 2010, each of the Funds of the Trust will no longer offer Class B shares.

Convertible Fund’s investment objective is to seek current income and the opportunity for capital appreciation to produce high total return. Floating Rate Fund’s investment objective is to seek a high level of current income. High Yield Fund’s investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return. Each of Income Fund’s and Short Duration Income Fund’s investment objective is to seek a high level of income consistent with preservation of capital.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge (“CDSC”) for certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)

Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading

Notes to Financial Statements (continued)

on the New York Stock Exchange LLC. Each Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange-traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Floating rate loans are valued at the average of bid and ask quotations from dealers in loans on the basis of prices supplied by independent pricing services. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for the fiscal years ended November 30, 2006 through November 30, 2009. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Trust on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)

Foreign Transactions–The books and records of each Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments, credit default swap agreements, futures contracts, unfunded commitments and translation of assets

Notes to Financial Statements (continued)

and liabilities denominated in foreign currencies on each Fund’s Statements of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain (loss) on investments, credit default swap agreements, futures contracts and foreign currency related transactions on each Fund’s Statements of Operations. Each Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–Floating Rate Fund, High Yield Fund, Income Fund and Short Duration Income Fund may enter into forward foreign currency exchange contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or to gain or reduce exposure to foreign currency for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments, credit default swap agreements, futures contracts, unfunded commitments and translation of assets and liabilities denominated in foreign currencies on each Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain (loss) on investments, credit default swap agreements, futures contracts and foreign currency related transactions on each Fund’s Statement of Operations. As of November 30, 2009, only Income Fund had open forward foreign currency exchange contracts.

(h)	Futures Contracts–Each Fund may purchase and sell futures contracts for bona fide hedging purposes including hedging against changes in interest rates and securities prices. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract. As of November 30, 2009, only Income Fund and Short Duration Income Fund had open futures contracts.

(i)

When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–Each Fund may purchase securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at each Fund’s custodian in order to pay for the commitment. At the time each Fund makes the commitment to

Notes to Financial Statements (continued)

purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and value of the security in determining its NAV. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(j)	TBA Sale Commitments–Each Fund may enter into TBA sale commitments to hedge its positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation” above. The contract is adjusted to market value daily and the change in market value is recorded by each Fund as unrealized appreciation (depreciation). If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, each Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

(k)	Mortgage Dollar Rolls–Each Fund may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, each Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold.

(l)	Time Deposits–Each Fund is authorized to temporarily invest a substantial amount of its assets in various short-term fixed income securities. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

(m)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(n)	Credit Derivatives–A credit derivative is a derivative instrument (a) in which one or more of its underlyings are related to the credit risk of a specific entity (or group of entities) or an index based on the credit risk of a group of entities and (b) that exposes the seller to the potential loss from credit-risk related events specified in the contract. As of November 30, 2009, the Funds had no outstanding credit derivatives.

Credit Default Swaps

High Yield Fund may enter into credit default swap contracts (“swaps”) for investment purposes to hedge credit risk or for speculative purposes. As a seller of a credit default swap

Notes to Financial Statements (continued)

contract, the Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no event of default occurs. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. Such periodic payments are accrued daily and recorded as a realized gain.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held. As a purchaser of a credit default swap contract, the Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by a third party, such as a U.S. or foreign corporate issuer on the referenced obligation. In return, the Fund would make periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred. Such periodic payments are accrued daily and recorded as a realized loss.

Swaps are marked to market daily based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation. For a credit default swap sold by the Fund, payment of the agreed-upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed-upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement and if required, is identified in a Fund’s Statement of Assets and Liabilities. The value of each credit default swap and credit rating, where the Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Entering into swaps involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in net interest rates.

Notes to Financial Statements (continued)

(o)	Floating Rate Loans–The Floating Rate Fund, High Yield Fund, Income Fund and Short Duration Income Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. A Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London Interbank Offered Rate (“LIBOR”).

The loans in which a Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, a Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, a Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants becomes insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. As of November 30, 2009, the Floating Rate Fund had the following unfunded loan commitments:

Borrower	Unfunded Commitment	Unrealized Appreciation (Depreciation)
Floating Rate Fund
Aleris International, Inc. Debtor in Possession Term Loan 2/15/2010	$125,222	$1,996
Warner Chilcott plc Delayed Draw Term Loan 4/30/2015	759,322	(1,070)
Total	$884,544	$926
Income Fund
Warner Chilcott plc Delayed Draw Term Loan 4/30/2015	$118,644	$(167)
Short Duration Income Fund
Warner Chilcott plc Delayed Draw Term Loan 4/30/2015	$1,186,441	$(1,672)

(p)

Fair Value Measurements–In accordance with Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures (formerly SFAS 157), fair value is defined as the price that each Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and

Notes to Financial Statements (continued)

to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 – quoted prices in active markets for identical investments;
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as November 30, 2009 in valuing each Fund’s investments carried at value:

	Convertible Fund				Floating Rate Fund
Investment Type*	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Common Stocks	$9,968,710	$–	$–	$9,968,710	$–	$–	$–	$–
Convertible Bonds	–	258,044,003	2,422,500	260,466,503	–	–	–	–
Convertible Preferred Stocks	47,883,138	31,413,705	–	79,296,843	–	–	–	–
Corporate Bonds	–	–	850,936	850,936	–	26,564,904	–	26,564,904
Floating Rate Loans	–	–	–	–	–	416,480,344	10,508,563	426,988,907
Repurchase Agreement	–	–	–	–	–	30,113,000	–	30,113,000
Time Deposit	–	–	–	–	–	51	–	51
Total	$57,851,848	$289,457,708	$3,273,436	$350,582,992	$–	$473,158,299	$10,508,563	$483,666,862

	High Yield Fund				Income Fund
Investment Type*	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$–	$–	$–	$–	$–	$8,774,677	$–	$8,774,677
Common Stocks	–	–	1,956,034	1,956,034	–	–	–	–
Convertible Bonds	–	23,110,469	–	23,110,469	–	–	–	–
Convertible Preferred Stock	42,000	–	–	42,000	–	–	–	–
Corporate Bonds	–	–	–	–	–	609,734,510	–	609,734,510
Floating Rate Loans	–	35,722,687	–	35,722,687	–	4,560,569	401,375	4,961,944
Foreign Government Obligations	–	–	–	–	–	9,187,911	–	9,187,911

Notes to Financial Statements (continued)

	High Yield Fund				Income Fund
Investment Type*	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Foreign Bond	$–	$5,040,227	$–	$5,040,227	$–	$–	$–	$–
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	–	–	–	–	13,314,377	–	13,314,377
Government Sponsored Enterprises Pass-Through	–	–	–	–	–	5,109,611	–	5,109,611
High Yield Corporate Bonds	–	689,933,923	–	689,933,923	–	–	–	–
Municipal Bonds	–	–	–	–	–	18,069,335	–	18,069,335
Non-Convertible Preferred Stock	–	3,322,500	–	3,322,500	–	–	–	–
Non-Agency Commercial Mortgage-Backed Securities	–	–	–	–	–	62,931,767	–	62,931,767
U.S. Treasury Obligations	–	–	–	–	–	2,426,282	–	2,426,282
Repurchase Agreement	–	24,465,781	–	24,465,781	–	1,870,806	–	1,870,806
Total	$42,000	$781,595,587	$1,956,034	$783,593,621	$–	$735,979,845	$401,375	$736,381,220
Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$–	$–	$–	$–	$1,837,982	$–	$1,837,982
Liabilities	–	–	–	–	–	(187,587)	–	(187,587)
Futures Contracts
Assets	–	–	–	–	–	–	–	–
Liabilities	(552,798)	–	–	(552,798)	(1,061,233)	–	–	(1,061,233)
Total	$(552,798)	$–	$–	$(552,798)	$(1,061,233)	$1,650,395	$–	$589,162

	Short Duration Income Fund
Investment Type*	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$–	$363,427,188	$–	$363,427,188
Corporate Bonds	–	1,863,047,279	–	1,863,047,279
Floating Rate Loans	–	22,166,468	401,375	22,567,843
Foreign Government Obligations	–	13,343,398	–	13,343,398
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	47,484,237	–	47,484,237
Government Sponsored Enterprises Pass-Throughs	–	28,336,148	–	28,336,148
Non-Agency Commercial Mortgage-Backed Securities	–	1,375,469,818	–	1,375,469,818
Pass-Through Agencies	–	93,250	–	93,250
U.S. Treasury Obligation	–	5,799,200	–	5,799,200
Repurchase Agreements	–	163,586,532	–	163,586,532
Total	$–	$3,882,753,518	$401,375	$3,883,154,893
*	See Schedule of Investments for values in each industry.

Notes to Financial Statements (continued)

	Short Duration Income Fund
Investment Type	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Futures Contracts
Assets	$–	$–	$–	$–
Liabilities	(4,147,391)	–	–	(4,147,391)
Total	$(4,147,391)	$–	$–	$(4,147,391)

The following is a reconciliation of investment for unobservable inputs (Level 3) that were used in determining fair value:

Fund	Convertible Fund	Floating Rate Fund	High Yield Fund
Investment Type	Convertible Bonds	Floating Rate Loans	Common Stock
Balance as of December 1, 2008	$-	$4,779,264	$-
Accrued discounts/premiums	-	34,110	-
Realized gain (loss)	-	(101,641)	-
Change in unrealized appreciation/ depreciation†	(127,500)	554,695	127,894
Net purchase (sales)	2,550,000	8,197,676	1,828,140
Net transfers in or out of Level 3	-	(2,955,541)	-
Balance as of November 30, 2009	$2,422,500	$10,508,563	$1,956,034

Investment Type	Corporate Bonds
Balance as of December 1, 2008	$-
Accrued discounts/premiums	(19,469)
Realized gain (loss)	-
Change in unrealized appreciation/ depreciation	(336,712)
Net purchase (sales)	1,207,117
Net transfers in or out of Level 3	-
Balance as of November 30, 2009	$850,936
†

For Floating Rate Fund the change in unrealized appreciation/depreciation on investments and unfunded commitments for the fiscal year ended November 30, 2009 included in Level 3 as of November 30, 2009 amounts to $199,802.

Fund	Income Fund	Short Duration Income Fund
Investment Type	Floating Rate Loans	Floating Rate Loans
Balance as of December 1, 2008	$-	$-
Accrued discounts/premiums	13,026	13,147
Realized gain (loss)	-	-
Change in unrealized appreciation/depreciation	20,277	20,159
Net purchase (sales)	368,072	368,069
Net transfers in or out of Level 3	-	-
Balance as of November 30, 2009	$401,375	$401,375

(p)	Disclosures about Derivative Instruments and Hedging Activities–Each Fund adopted ASC Topic 815, Derivatives and Hedging (formerly SFAS 161), for the fiscal year ended November 30, 2009.

Notes to Financial Statements (continued)

The Income Fund entered into forward foreign currency exchange contracts during the fiscal year ended November 30, 2009 (as described in note 2(g)). A forward foreign currency exchange contract reduces the Income Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. The Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. The Income Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts.

High Yield Fund, Income Fund and Short Duration Income Fund entered into U.S. Treasury futures contracts during the fiscal year ended November 30, 2009 (as described in note 2(h)) to hedge against changes in interest rates. The Funds bear the risk of interest rates moving unexpectedly, in which case the Funds may not achieve the anticipated benefits of the futures contract and realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

The High Yield Fund entered into credit default swaps during the fiscal year ended November 30, 2009 as (described in note 2(n)). Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on credit default swap agreements in the Statement of Operations. The High Yield Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by the counterparty posting collateral to the High Yield Fund to cover the High Yield Fund’s exposure to the counterparty. As of November 30, 2009, the High Yield Fund did not have any open credit default swap agreements.

As of November 30, 2009, the High Yield Fund, Income Fund and Short Duration Income Fund had the following derivatives, grouped into appropriate risk categories that illustrate how and why the Funds use derivative instruments:

	High Yield Fund				Income Fund
Asset Derivatives	Interest Rate Contracts	Fair Value	Interest Rate Contracts	Foreign Currency Exchange Contracts	Fair Value
Forward Foreign Currency Exchange Contracts(2)	$–	$–	$–	$1,837,982	$1,837,982
Total	$–	$–	$–	$1,837,982	$1,837,982

Notes to Financial Statements (continued)

	High Yield Fund				Income Fund
Liability Derivatives	Interest Rate Contracts	Fair Value	Interest Rate Contracts	Foreign Currency Exchange Contracts	Fair Value
Futures Contracts(1)	$552,798	$552,798	$1,061,233	$–	$1,061,233
Forward Foreign Currency Exchange Contracts (3)	$–	$–	$–	$187,587	$187,587
Total	$552,798	$552,798	$1,061,233	$187,587	$1,248,820

	Short Duration Income Fund
Liability Derivatives	Interest Rate Contracts	Fair Value
Futures Contracts(1)	$4,147,391	$4,147,391
Total	$4,147,391	$4,147,391
(1)

Statement of Assets & Liabilities location: Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(2)	Statement of Assets & Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(3)	Statement of Assets & Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

Transactions in derivative instruments during the fiscal year ended November 30, 2009 were as follows:

	High Yield Fund					Income Fund
	Interest Rate Contracts	Credit Contracts	Total	Interest Rate Contracts	Foreign Currency Exchange Contracts	Total
Net Realized Loss(1)
Futures Contracts	$–	$1,899,310	$1,899,310	$(5,067,969)	$–	$(5,067,969)
Forward Foreign Currency Exchange Contracts	$–	$–	$–	$–	$1,715,710	$1,715,710
Net Change in Unrealized Appreciation/ Depreciation(2)
Futures Contracts	$(552,798)	$–	$(552,798)	$3,937,269	$–	$3,937,269
Forward Foreign Currency Exchange Contracts	$–	$–	$–	$–	$7,364,910	$7,364,910
Credit Default Swap Agreements	$–	$1,979,173	$1,979,173	$–	$–	$–

Notes to Financial Statements (continued)

	High Yield Fund					Income Fund
	Interest Rate Contracts	Credit Contracts	Total	Interest Rate Contracts	Foreign Currency Exchange Contracts	Total
Average Number of Contracts/ Notional Amounts*
Futures Contracts(3)	35	–	35	483	–	483
Forward Foreign Currency Exchange Contracts(4)	$–	$–	$–	$–	$75,373,559	$75,373,559
Credit Default Swap Agreements(4)	$–	$707,692	$707,692	$–	$–	$–

	Short Duration Income Fund
	Interest Rate Contracts	Total
Net Realized Loss(1)
Futures Contracts	$(4,690,036)	$(4,690,036)
Net Change in Unrealized Appreciation/Depreciation(2)
Futures Contracts	$(3,124,876)	$(3,124,876)
Average Number of Contracts*
Futures Contracts(3)	979	979
*	Calculated based on the number of contracts or notional amounts during the fiscal year ended November 30, 2009.
(1)

Statement of Operations location: High Yield Fund – Net realized gain (loss) on investments, credit default swap agreements, futures contracts and foreign currency related transactions; Income Fund and Short Duration Income Fund – Net realized gain (loss) on investments, futures contracts, and foreign currency related transactions.

(2)

Statement of Operations location: High Yield Fund – Net change in unrealized appreciation/depreciation on investments, credit default swap agreements, futures contracts, unfunded commitments and translation of assets and liabilities denominated in foreign currencies; Income Fund and Short Duration Income Fund – Net change in unrealized appreciation/depreciation on investments, futures contracts, unfunded commitments and translation of assets and liabilities denominated in foreign currencies.

(3)	Amount represents number of contracts.
(4)	Amount represents notional amounts in U.S. Dollars.

3.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

Notes to Financial Statements (continued)

The management fee is based on each Fund’s average daily net assets at the following annual rates:

Convertible Fund

First $1 billion	.70%
Next $1 billion	.65%
Over $2 billion	.60%

Floating Rate Fund

First $1 billion	.50%
Over $1 billion	.45%

High Yield Fund

First $1 billion	.60%
Next $1 billion	.55%
Over $2 billion	.50%

Income Fund

First $3 billion	.50%
Over $3 billion	.45%

Short Duration Income Fund

First $1 billion	.35%
Next $1 billion	.30%
Over $2 billion	.25%

For the fiscal year ended November 30, 2009, the effective management fee paid to Lord Abbett was at the annualized rate of each Fund’s average daily net assets:

Effective Management Fee
Convertible Fund	.70%
Floating Rate Fund	.50%
High Yield Fund	.60%
Income Fund	.50%
Short Duration Income Fund	.32%

For the period December 1, 2008 through March 31, 2009, Lord Abbett contractually agreed to reimburse the Floating Rate Fund’s expenses to the extent necessary so that each class’ total annual operating expenses did not exceed the rates below. Effective April 1, 2009, Lord Abbett voluntarily agreed to reimburse the Floating Rate Fund to the extent necessary so that each class’ total annual operating expenses do not exceed the following annualized rates:

Class	Effective Date:
	December 1, 2008	April 1, 2009
	% of Average Daily Net Assets
A	.75%	.85%
C	1.40%	1.50%
F	.50%	.60%
I	.40%	.50%
R2	1.00%	1.10%
R3	.90%	1.00%

Notes to Financial Statements (continued)

Lord Abbett may discontinue the voluntary reimbursement or change the level of its voluntary reimbursement at any time for all classes of Floating Rate Fund.

Effective March 1, 2009, Lord Abbett is voluntarily reimbursing a portion of High Yield Fund’s 12b-1 fees to the extent necessary so that both Class A and Class F total annual operating expenses do not exceed an annual rate of .98% of each class’ average daily net assets. Effective December 31, 2009, Lord Abbett is voluntarily waiving a portion of High Yield Fund’s management fees and reimbursing a portion of Class A 12b-1 fees, to the extent necessary, so that each class’ total annual operating expenses do not exceed an annual rate of .98% of average daily net assets for Class A shares, 1.78% of average daily net assets for Class B and Class C shares, .88% of average daily net assets for Class F shares, .78% of average daily net assets for Class I shares, 1.23% of average daily net assets for Class P shares, 1.38% of average daily net assets for Class R2 shares and 1.28% of average daily net assets for Class R3 shares.

Lord Abbett may discontinue the voluntary reimbursement or change the level of its voluntary reimbursement at any time.

For the period December 1, 2008 through March 31, 2009, Lord Abbett contractually agreed to reimburse the Income Fund to the extent necessary so that each class’ total annual operating expenses did not exceed the rates below. Effective April 1, 2009, Lord Abbett voluntarily agreed to reimburse the Income Fund to the extent necessary so that each class’ total annual operating expenses do not exceed the following annualized rates:

Class	% of Average Daily Net Assets
A	1.00%
B	1.65%
C	1.65%
F	.75%
I	.65%
P	1.10%
R2	1.25%
R3	1.15%

Lord Abbett may discontinue the voluntary reimbursement or change the level of its voluntary reimbursement at any time.

For the period December 1, 2008 through March 31, 2009, Lord Abbett contractually agreed to reimburse Short Duration Income Fund’s expenses to the extent necessary so that each class’ total annual operating expenses did not exceed the rates below. Effective April 1, 2009, Lord Abbett voluntarily agreed to reimburse the Short Duration Income Fund to the extent necessary so that each class’ total annual operating expenses do not exceed the following annualized rates:

Class	Effective Date:
	December 1, 2008	April 1, 2009
	% of Average Daily Net Assets
A	.90%	.90%
B	1.55%	1.70%
C	1.55%	1.70%
F	.65%	.80%
I	.55%	.70%
P	1.00%	1.15%
R2	1.15%	1.30%
R3	1.05%	1.20%

Notes to Financial Statements (continued)

Lord Abbett may discontinue the voluntary reimbursement or change the level of its voluntary reimbursement at any time for all classes of Short Duration Income Fund.

Lord Abbett provides certain administrative services to the Funds pursuant to an Administrative Services Agreement at an annual rate of .04% of each Fund’s average daily net assets.

Floating Rate Fund and High Yield Fund, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), have entered into Servicing Arrangements with Lord Abbett Balanced Strategy Fund, Lord Abbett Diversified Income Strategy Fund and Lord Abbett Growth and Income Strategy Fund of Lord Abbett Investment Trust and Lord Abbett Global Allocation Fund of Lord Abbett Global Fund, Inc. (each a “Fund of Funds”), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of the Fund of Funds in proportion to the average daily value of Underlying Fund shares owned by the Fund of Funds. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy expense on each Fund’s Statement of Operations and Payable to affiliates on each Fund’s Statement of Assets and Liabilities.

As of November 30, 2009, the percentages of Floating Rate Fund’s and High Yield Fund’s outstanding shares owned by the Fund of Funds were as follows:

	Underlying Funds
Fund of Funds	Floating Rate Fund	High Yield Fund
Lord Abbett Balanced Strategy Fund	5.16%	23.82%
Lord Abbett Diversified Income Strategy Fund	.66%	7.62%
Lord Abbett Growth and Income Strategy Fund	1.93%	10.76%
Lord Abbett Global Allocation Fund	–	2.05%

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon each Fund’s average daily net assets as follows:

Fees*	Class A(1)(2)		Class B	Class C(4)	Class F	Class P	Class R2	Class R3
Service	.25%	(3)	.25%	.25%	–	.25%	.25%	.25%
Distribution	.10%		.75%	.75%	.10%	.20%	.35%	.25%
*	The Funds may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	Annual Class A service and distribution fees of Short Duration Income Fund are .15% and .05%, respectively.
(2)

Effective February 1, 2010, Class A 12b-1 fees for the Floating Rate Fund and Income Fund will be reduced from .35% of the Fund’s average daily net assets attributable to Class A shares to .20% (.15% service, .05 distribution).

(3)	Annual service fee on shares of Income Fund sold prior to September 1, 1985 is .15% of the average daily net assets attributable to Class A.
(4)

Effective February 1, 2010, Class C 12b-1 fees for the Floating Rate Fund, Income Fund, and Short Duration Income Fund will be reduced to a blended rate calculated based on 1.00% of each Fund’s average daily net assets attributable to Class C shares held for less than one year and .80% (.05% service, .75% distribution) of each Fund’s average daily net assets attributable to Class C shares held for one year or more. All Class C shareholders of a Fund will bear Rule 12b-1 fees at the same rate. No compensation will be paid to dealers before the first anniversary of a Class C share purchase.

Notes to Financial Statements (continued)

Class I shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended November 30, 2009:

	Distributor Commissions	Dealer Concessions
Convertible Fund	$44,434	$223,763
Floating Rate Fund	80,347	542,353
High Yield Fund	328,499	1,696,068
Income Fund	371,015	1,925,857
Short Duration Income Fund	1,250,549	8,859,683

Distributor received the following amount of CDSCs for the fiscal year ended November 30, 2009:

	Class A	Class C
Convertible Fund	$37,025	$24,102
Floating Rate Fund	65,965	30,585
High Yield Fund	4,910	38,681
Income Fund	89,492	20,742
Short Duration Income Fund	305,996	259,789

Two Trustees and certain of the Trust’s officers have an interest in Lord Abbett.

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared daily and paid monthly for Floating Rate Fund, High Yield Fund, Income Fund and Short Duration Income Fund and declared and paid quarterly for Convertible Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

Distributions were declared on December 16, 2009 and paid on December 23, 2009 to shareholders of record on December 22, 2009. The approximate amounts were as follows:

	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
Convertible Fund	$1,849,000	$–	$–
Floating Rate Fund	–	4,139,000	–
Short Duration Income Fund	–	14,375,000	–

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended November 30, 2009 and 2008 was as follows:

	Convertible Fund		Floating Rate Fund
	Year Ended 11/30/2009	Year Ended 11/30/2008	Year Ended 11/30/2009	Period Ended November 30, 2008*
Distributions paid from:
Ordinary income	$16,857,891	$12,403,315	$15,107,056	$3,773,388
Net long-term capital gains	–	6,184,884	–	–
Total distributions paid	$16,857,891	$18,588,199	$15,107,056	$3,773,388
*	For the period December 14, 2007 (commencement of investment operations) to November 30, 2008.

	High Yield Fund		Income Fund
	Year Ended 11/30/2009	Year Ended 11/30/2008	Year Ended 11/30/2009	Year Ended 11/30/2008
Distributions paid from:
Ordinary income	$54,017,716	$38,966,604	$36,182,888	$28,115,328
Return of capital	–	–	–	1,342,174
Total distributions paid	$54,017,716	$38,966,604	$36,182,888	$29,457,502

	Short Duration Income Fund
	Year Ended 11/30/2009	Year Ended 11/30/2008
Distributions paid from:
Ordinary income	$62,966,673	$7,952,882
Total distributions paid	$62,966,673	$7,952,882

As of November 30, 2009, the components of accumulated gains (losses) on a tax-basis were as follows:

	Convertible Fund	Floating Rate Fund	High Yield Fund
Undistributed ordinary income – net	$5,031,752	$4,178,447	$–
Total undistributed earnings	$5,031,752	$4,178,447	$–
Capital loss carryforwards*	(44,573,488)	–	(58,977,467)
Temporary differences	(2,134,826)	(335,053)	(3,083,894)
Unrealized gains – net	17,226,035	11,654,487	44,776,310
Total accumulated gains (losses) – net	$(24,450,527)	$15,497,881	$(17,285,051)

Notes to Financial Statements (continued)

	Income Fund	Short Duration Income Fund
Undistributed ordinary income – net	$–	$14,352,085
Total undistributed earnings	$–	$14,352,085
Capital loss carryforwards*	(51,195,830)	–
Temporary differences	(3,561,919)	(45,345)
Unrealized gains – net	55,973,023	96,262,743
Total accumulated gains – net	$1,215,274	$110,569,483
*	As of the fiscal year ended November 30, 2009, the capital loss carryforwards, along with the related expiration dates, were as follows:

	2012	2013	2014	2016	2017	Total
Convertible Fund	$–	$–	$–	$3,424,371	$41,149,117	$44,573,488
High Yield Fund	–	–	552,697	37,133,085	21,291,685	58,977,467
Income Fund	33,237,640	7,192,922	3,831,121	6,934,147	–	51,195,830

Certain losses incurred after October 31 (“Post-October losses”) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Funds incurred and will elect to defer net capital losses of $984,432 for Convertible Fund, $329,371 for Floating Rate Fund, and $2,842,409 and for High Yield Fund. The Convertible Fund has also elected to defer $1,117,690 of ordinary losses incurred after October 31.

As of November 30, 2009, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Convertible Fund	Floating Rate Fund
Tax cost	$333,356,957	$472,013,301
Gross unrealized gain	30,363,943	13,967,331
Gross unrealized loss	(13,137,908)	(2,313,770)
Net unrealized security gain	$17,226,035	$11,653,561

	High Yield Fund	Income Fund
Tax cost	$738,821,184	$681,033,618
Gross unrealized gain	59,670,530	55,684,382
Gross unrealized loss	(14,898,093)	(336,780)
Net unrealized security gain	$44,772,437	$55,347,602

Short Duration Income Fund
Tax cost	$3,786,890,478
Gross unrealized gain	97,808,125
Gross unrealized loss	(1,543,710)
Net unrealized security gain	$96,264,415

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to tax treatment of certain securities, amortization of premium and wash sales.

Notes to Financial Statements (continued)

Permanent items identified during the fiscal year ended November 30, 2009 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
Convertible Fund	$1,830,660	$(2,161,431)	$330,771
Floating Rate Fund	1,097	–	(1,097)
High Yield Fund	1,066,805	(565,645)	(501,160)
Income Fund	(4,308,081)	4,308,081	–
Short Duration Income Fund	2,784,020	(2,784,020)	–

The permanent differences are attributable to the tax treatment of premium amortization, certain securities, certain distributions paid, certain expenses, foreign currency transactions, the expiration of capital loss carryforwards, and principal paydown gains and losses.

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended November 30, 2009 were as follows:

	U.S. Government Purchases*	Non-U.S. Government Purchases	U.S. Government Sales*	Non-U.S. Government Sales
Convertible Fund	$–	$347,156,079	$–	$329,620,909
Floating Rate Fund	–	559,396,496	–	211,462,439
High Yield Fund	–	906,360,437	–	641,825,656
Income Fund	869,032,458	994,773,167	970,489,561	820,752,995
Short Duration Income Fund	1,128,563,695	4,545,508,044	1,111,002,792	1,181,274,083
*	Includes U.S. Government sponsored enterprises securities.

6.    TRUSTEES’ REMUNERATION

The Trust’s officers and the two Trustees who are associated with Lord Abbett do not receive any compensation from the Trust for serving in such capacities. Outside Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Trustees under which outside Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts have been invested in the funds. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statement of Operations and in Trustees’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.    EXPENSE REDUCTIONS

The Trust has entered into an arrangement with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

Notes to Financial Statements (continued)

8.    LINE OF CREDIT

Convertible Fund, Floating Rate Fund, and High Yield Fund and certain other funds managed by Lord Abbett have available an unsecured revolving credit facility (“Facility”) from State Street Bank and Trust Company (“SSB”), to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Facility is renewed annually under terms that depend on market conditions at the time of the renewal. Accordingly, effective December 4, 2009, the amount available under the Facility remains $200,000,000 and the annual fee to maintain the Facility (of which each participating fund pays its pro rata share based on the net assets of each participating fund) was changed from .125% (.08% prior to December 5, 2008) of the amount available under the Facility to .15%. This amount is included in Other Expenses on the Funds’ Statement of Operations. In connection with the renewal, the Funds paid an upfront commitment fee of .05% on December 4, 2009. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement. As of November 30, 2009, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the fiscal year ended November 30, 2009.

9.    CUSTODIAN AND ACCOUNTING AGENT

SSB is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

10.    INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with investing in fixed income securities. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when rates fall, such prices tend to rise. Longer-term securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal or interest to a Fund, a risk that is greater with high yield bonds in which one or more of the Funds may invest. Some issuers, particularly of high yield bonds (sometimes called “junk bonds”), may default as to principal and/or interest payments after a Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to each Fund. High yield bonds are subject to greater price fluctuations, as well as additional risks.

The values of equity holdings of Convertible Fund will fluctuate in response to movements in the equity securities market in general and to the changing prospects of the individual companies involved.

Convertible Fund and High Yield Fund are subject to the general risks and considerations associated with investing in convertible securities, which have both equity and fixed income risk characteristics. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for stocks or bonds.

Each Fund is subject to the risks associated with foreign securities, which present increased market, liquidity, currency, political, information and other risks. The cost to Income Fund’s use of forward

Notes to Financial Statements (continued)

foreign currency exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions prevailing.

Floating Rate Fund, High Yield Fund, Income Fund and Short Duration Income Fund are subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Funds’ returns since the Funds may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Funds’ use of derivatives is successful will depend on, among other things, if Lord Abbett correctly forecasts market movements, changes in foreign exchange and interest rates, and other factors. If Lord Abbett incorrectly forecasts these and other factors, the Funds’ performance could suffer.

High Yield Fund may invest in swap contracts. Swap contracts are bi-lateral agreements between a fund and its counterparty. Each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Funds.

Floating Rate Fund, High Yield Fund, Income Fund, and Short Duration Income Fund may invest in floating rate or adjustable rate senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities. The senior loans in which the Floating Rate Fund, High Yield Fund, Income Fund and Short Duration Income Fund invest may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent of below investment grade securities. Below investment grade senior loans, as in the case of high yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market.

Income Fund and Short Duration Income Fund invest in mortgage-related securities, including those of such Government sponsored enterprises as Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. Such securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive a Fund of income payments above current markets rates. The prepayment rate also will affect the price and volatility of a mortgage-related security. In addition, securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprise involved, not by the U.S. Government.

These factors can affect each Fund’s performance.

Notes to Financial Statements (continued)

11.    SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

Convertible Fund	Year Ended November 30, 2009		Year Ended November 30, 2008
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	5,199,040	$45,767,055	4,050,809	$45,393,212
Converted from Class B*	65,564	595,000	17,325	196,297
Reinvestment of distributions	410,789	3,524,839	354,277	4,233,434
Shares reacquired	(6,557,267)	(58,575,575)	(4,123,839)	(44,414,720)
Increase (decrease)	(881,874)	$(8,688,681)	298,572	$5,408,223

Class B Shares
Shares sold	223,745	$2,001,859	162,378	$1,892,808
Reinvestment of distributions	34,254	292,182	34,592	416,249
Shares reacquired	(324,388)	(2,842,959)	(286,910)	(3,112,062)
Converted to Class A*	(65,820)	(595,000)	(17,384)	(196,297)
Decrease	(132,209)	$(1,143,918)	(107,324)	$(999,302)

Class C Shares
Shares sold	1,719,968	$15,189,533	1,467,977	$16,993,194
Reinvestment of distributions	136,886	1,172,339	127,757	1,532,187
Shares reacquired	(1,877,031)	(16,623,313)	(1,814,466)	(19,163,177)
Decrease	(20,177)	$(261,441)	(218,732)	$(637,796)

Class F Shares
Shares sold	4,264,364	$37,192,655	92,199	$1,112,571
Reinvestment of distributions	10,153	92,249	1,153	12,354
Shares reacquired	(2,614,413)	(26,291,739)	(7,538)	(74,491)
Increase	1,660,104	$10,993,165	85,814	$1,050,434

Class I Shares
Shares sold	8,163,792	$73,592,521	6,912,097	$79,015,607
Reinvestment of distributions	513,068	4,458,017	425,107	5,091,652
Shares reacquired	(5,971,303)	(57,014,088)	(4,844,138)	(53,471,483)
Increase	2,705,557	$21,036,450	2,493,066	$30,635,776

Class P Shares
Shares sold	899	$7,760	5,187	$61,192
Reinvestment of distributions	137	1,193	315	3,936
Shares reacquired	(510)	(4,306)	(14,472)	(166,357)
Increase (decrease)	526	$4,647	(8,970)	$(101,229)

Class R2 Shares
Shares sold	6,302	$60,227	1	$13
Reinvestment of distributions	45	391	39	468
Shares reacquired	(2,734)	(27,027)	–	–
Increase	3,613	$33,591	40	$481

Notes to Financial Statements (continued)

Convertible Fund	Year Ended November 30, 2009		Year Ended November 30, 2008
Class R3 Shares	Shares	Amount	Shares		Amount
Shares sold	56,300	$507,078	10,488		$121,595
Reinvestment of distributions	970	8,880	40		486
Shares reacquired	(6,086)	(61,397)	–	(a)	(1)
Increase	51,184	$454,561	10,528		$122,080
*

Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

(a)	Value is less than 1 share.

Floating Rate Fund	Year Ended November 30, 2009		Period Ended November 30, 2008†
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	31,759,579	$271,819,330	5,360,259	$49,433,839
Reinvestment of distributions	666,292	5,850,295	78,372	707,298
Shares reacquired	(11,112,951)	(96,268,692)	(1,287,724)	(11,540,975)
Increase	21,312,920	$181,400,933	4,150,907	$38,600,162

Class C Shares
Shares sold	12,132,553	$105,810,546	1,059,601	$9,496,121
Reinvestment of distributions	163,557	1,443,713	8,043	69,632
Shares reacquired	(933,785)	(8,337,105)	(100,251)	(856,275)
Increase	11,362,325	$98,917,154	967,393	$8,709,478

Class F Shares
Shares sold	10,507,660	$90,036,600	3,569	$35,014
Reinvestment of distributions	56,560	506,078	60	555
Shares reacquired	(2,040,841)	(18,038,074)	–	–
Increase	8,523,379	$72,504,604	3,629	$35,569

Class I Shares
Shares sold	1,067,528	$8,968,664	4,843,037	$48,209,486
Reinvestment of distributions	319,630	2,716,493	272,903	2,516,621
Shares reacquired	(641,017)	(5,105,056)	(575,922)	(5,082,878)
Increase	746,141	$6,580,101	4,540,018	$45,643,229

Class R2 Shares
Shares sold	– (a)	$1	1,002	$10,014
Reinvestment of distributions	74	628	55	512
Increase	74	$629	1,057	$10,526

Class R3 Shares
Shares sold	985	$8,829	1,037	$10,325
Reinvestment of distributions	89	761	57	523
Shares reacquired	(53)	(461)	(1)	(10)
Increase	1,021	$9,129	1,093	$10,838
†	For the period December 14, 2007 (commencement of investment operations) to November 30, 2008.
(a)	Value is less than 1 share.

Notes to Financial Statements (continued)

High Yield Fund	Year Ended November 30, 2009		Year Ended November 30, 2008
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	37,450,622	$237,861,996	4,361,885	$28,674,144
Converted from Class B*	440,972	2,692,146	168,474	1,201,250
Reinvestment of distributions	1,739,050	11,209,757	760,149	5,434,252
Shares reacquired	(11,003,815)	(69,051,172)	(6,262,363)	(43,444,395)
Increase (decrease)	28,626,829	$182,712,727	(971,855)	$(8,134,749)

Class B Shares
Shares sold	2,316,638	$14,206,748	606,755	$4,218,635
Reinvestment of distributions	194,805	1,215,306	153,668	1,096,699
Shares reacquired	(1,368,059)	(8,351,085)	(1,295,452)	(8,885,100)
Converted to Class A*	(442,498)	(2,692,146)	(169,143)	(1,201,250)
Increase (decrease)	700,886	$4,378,823	(704,172)	$(4,771,016)

Class C Shares
Shares sold	8,524,389	$54,391,791	1,093,208	$7,597,366
Reinvestment of distributions	318,063	2,051,411	128,349	909,381
Shares reacquired	(1,895,262)	(11,845,744)	(1,096,816)	(7,567,688)
Increase	6,947,190	$44,597,458	124,741	$939,059

Class F Shares
Shares sold	3,789,752	$24,560,028	57,511	$416,026
Reinvestment of distributions	41,002	278,388	1,596	10,561
Shares reacquired	(630,231)	(4,320,566)	(6,279)	(40,295)
Increase	3,200,523	$20,517,850	52,828	$386,292

Class I Shares
Shares sold	9,712,917	$57,887,433	4,882,877	$35,708,696
Reinvestment of distributions	4,910,708	30,340,795	3,898,671	27,870,030
Shares reacquired	(11,414,085)	(67,480,414)	(4,806,039)	(31,674,704)
Increase	3,209,540	$20,747,814	3,975,509	$31,904,022

Class P Shares
Shares sold	38,199	$248,032	10,363	$73,662
Reinvestment of distributions	4,895	31,404	2,769	19,943
Shares reacquired	(4,607)	(31,213)	(8,777)	(60,086)
Increase	38,487	$248,223	4,355	$33,519

Class R2 Shares
Shares sold	93,172	$603,275	274	$1,455
Reinvestment of distributions	201	1,267	104	742
Shares reacquired	(13,197)	(89,684)	–	–
Increase	80,176	$514,858	378	$2,197

Class R3 Shares
Shares sold	325,957	$2,157,515	1.268	$7
Reinvestment of distributions	7,824	54,524	105.596	753
Shares reacquired	(25,830)	(181,477)	–	–
Increase	307,951	$2,030,562	106.864	$760
*

Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Notes to Financial Statements (continued)

Income Fund	Year Ended November 30, 2009		Year Ended November 30, 2008
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	56,338,701	$137,332,467	22,749,089	$56,810,302
Converted from Class B*	1,644,926	3,889,011	378,033	950,913
Reinvestment of distributions	9,450,681	22,678,142	7,555,694	19,072,933
Shares reacquired	(43,624,492)	(105,793,672)	(44,649,643)	(111,563,308)
Increase (decrease)	23,809,816	$58,105,948	(13,966,827)	$(34,729,160)

Class B Shares
Shares sold	4,630,630	$11,234,768	2,607,514	$6,565,356
Reinvestment of distributions	406,464	976,769	318,694	804,392
Shares reacquired	(2,682,581)	(6,678,717)	(3,043,729)	(7,556,793)
Converted to Class A*	(1,643,859)	(3,889,011)	(377,675)	(950,913)
Increase (decrease)	710,654	$1,643,809	(495,196)	$(1,137,958)

Class C Shares
Shares sold	23,708,583	$57,958,275	5,389,921	$13,592,201
Reinvestment of distributions	839,115	2,059,681	472,657	1,195,997
Shares reacquired	(4,631,703)	(11,294,544)	(5,268,995)	(12,901,052)
Increase	19,915,995	$48,723,412	593,583	$1,887,146

Class F Shares
Shares sold	13,136,874	$31,568,426	64,374	$166,193
Reinvestment of distributions	36,147	93,424	948	2,305
Shares reacquired	(2,869,748)	(7,536,311)	(2,097)	(4,477)
Increase	10,303,273	$24,125,539	63,225	$164,021

Class I Shares
Shares sold	197,669	$456,958	110,720	$274,262
Reinvestment of distributions	24,932	59,696	14,066	35,243
Shares reacquired	(158,950)	(402,937)	(155,598)	(401,249)
Increase (decrease)	63,651	$113,717	(30,812)	$(91,744)

				Period Ended November 30, 2008†
Class R2 Shares
Shares sold	–	$–	3,878	$10,005
Reinvestment of distributions	241	579	75	178
Increase	241	$579	3,953	$10,183

Class R3 Shares
Shares sold	43,799	$103,849	3,878	$10,005
Reinvestment of distributions	455	1,148	76	182
Shares reacquired	(6,583)	(14,854)	–	–
Increase	37,671	$90,143	3,954	$10,187
*

Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

†	For the period July 2, 2008 (commencement of offering of class shares) to November 30, 2008.

Notes to Financial Statements (continued)

Short Duration Income Fund	Year Ended November 30, 2009		Year Ended November 30, 2008
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	485,962,693	$2,152,931,726	53,472,251	$227,829,061
Converted from Class B*	384,920	1,636,766	61,965	261,720
Reinvestment of distributions	6,194,457	27,375,779	901,621	3,850,009
Shares reacquired	(78,497,342)	(344,086,484)	(23,434,766)	(98,671,103)
Increase	414,044,728	$1,837,857,787	31,001,071	$133,269,687

Class B Shares
Shares sold	7,218,719	$31,624,632	2,820,878	$11,978,091
Reinvestment of distributions	136,240	594,722	54,264	233,017
Shares reacquired	(1,571,296)	(6,876,416)	(1,297,221)	(5,451,381)
Converted to Class A*	(384,357)	(1,636,766)	(61,877)	(261,720)
Increase	5,399,306	$23,706,172	1,516,044	$6,498,007

Class C Shares
Shares sold	244,623,553	$1,094,012,852	13,788,997	$58,946,312
Reinvestment of distributions	1,836,456	8,227,038	202,176	871,486
Shares reacquired	(12,359,642)	(54,880,385)	(4,705,073)	(19,863,227)
Increase	234,100,367	$1,047,359,505	9,286,100	$39,954,571

Class F Shares
Shares sold	123,909,187	$550,894,750	519,954	$2,161,839
Reinvestment of distributions	400,381	1,791,817	1,418	5,826
Shares reacquired	(15,322,890)	(68,667,644)	(108,750)	(444,162)
Increase	108,986,678	$484,018,923	412,622	$1,723,503

Class I Shares
Shares sold	14,726,149	$65,896,497	80,278	$334,045
Reinvestment of distributions	104,373	468,147	2,887	12,356
Shares reacquired	(536,425)	(2,414,155)	(86,276)	(373,496)
Increase (decrease)	14,294,097	$63,950,489	(3,111)	$(27,095)

	Period Ended November 30, 2009†
Class R2 Shares
Shares sold	55,862	$255,040
Reinvestment of distributions	33	151
Increase	55,895	$255,191

Class R3 Shares
Shares sold	438,560	$1,999,660
Reinvestment of distributions	33	150
Increase	438,593	$1,999,810
*

Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

†	For the period July 22, 2009 (commencement of investment operations) to November 30, 2009.

Notes to Financial Statements (concluded)

12.    SUBSEQUENT EVENTS

In accordance with the provisions set forth in ASC Topic 855 (formerly SFAS 165), Subsequent Events, adopted by the Funds as of November 30, 2009, management has evaluated subsequent events existing in the Funds’ financial statements through January 29, 2010. Management has determined that there were no material subsequent events that would require recognition or additional disclosure in the Funds’ financial statements through this date.

13. RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update 2010-06 “Improving Disclosures about Fair Value Measurements” (“ASU 2010-06”). ASU 2010-06 provides clarifications to existing disclosures required by ASC 820 as well as amends ASC 820 to require certain new disclosures. ASU 2010-06 is substantially effective for interim and annual reporting periods beginning after December 15, 2009. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Funds’ financial statement disclosures.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Lord Abbett Investment Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Lord Abbett Convertible Fund, Lord Abbett Floating Rate Fund, Lord Abbett High Yield Fund, Lord Abbett Income Fund, and Lord Abbett Short Duration Income Fund, five of the portfolios constituting the Lord Abbett Investment Trust (the “Trust”), as of November 30, 2009, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lord Abbett Convertible Fund, Lord Abbett Floating Rate Fund, Lord Abbett High Yield Fund, Lord Abbett Income Fund, and Lord Abbett Short Duration Income Fund of the Lord Abbett Investment Trust as of November 30, 2009, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

January 29, 2010

Basic Information About Management

The Board of Trustees (the “Board”) is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware. The Board appoints officers who are responsible for the day-to-day operations of the Trust and who execute policies authorized by the Board. The Board also approves an investment adviser to the Trust and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Trust’s investment adviser.

Interested Trustees

The following Trustees are partners of Lord Abbett and are “interested persons” of the Trust as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with Trust	Principal Occupation During Past Five Years	Other Directorships

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Trustee since 1993 and Chairman since 1996	Senior Partner (since 2007), Chief Executive Officer (since 1996) and was formerly Managing Partner (1996 - 2007), joined Lord Abbett in 1972.	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Trustee since 2006	Managing Partner (since 2007) and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.	N/A

Independent Trustees

The following independent or outside Trustees (“Independent Trustees”) are also directors or trustees of each of the 14 Lord Abbett-sponsored funds, which consist of 53 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with Trust	Principal Occupation During Past Five Years	Other Directorships

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Trustee since 1994	Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).	Currently serves as director of Crane Co. (since 1984), Huttig Building Products Inc. (since 1998) and R.H. Donnelley Inc. (since 2009).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with Trust	Principal Occupation During Past Five Years	Other Directorships

William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Trustee since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush–O’Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc., a health benefits company (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Trustee since 1998	Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).	N/A

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Trustee since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998).	Currently serves as director of WellPoint, Inc., a health benefits company (since 1994) and Lend Lease Corporation Limited (since 2005).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2000	Advisor of One Equity Partners, a private equity firm (since 2004).	Currently serves as a director and Chairman of the Board of GMAC Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Trustee since 1993	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc. (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2006	CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Trust. All of the officers of the Trust may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the titles and positions listed under the “Principal Occupation” column indicate the officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with Trust	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner (since 2007), Chief Executive Officer (since 1996) and was formerly Managing Partner (1996 – 2007), joined Lord Abbett in 1972.

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner (since 2007) and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2007	Partner and Director, joined Lord Abbett in 1995.

Robert I. Gerber (1954)	Executive Vice President	Elected in 1998	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Michael S. Goldstein (1968)	Executive Vice President	Elected in 1999	Partner and Portfolio Manager, joined Lord Abbett in 1997.

Robert A. Lee (1969)	Executive Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1997.

Elizabeth O. MacLean (1966)	Executive Vice President	Elected in 2007	Partner and Portfolio Manager, joined Lord Abbett in 2006 and was formerly a Managing Director/Portfolio Manager at Nomura Corporate Research and Asset Management, Inc. (2000 – 2006).

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2007	Partner and Portfolio Manager, joined Lord Abbett in 1998.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 2003.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Trust	Length of Service of Current Position	Principal Occupation During Past Five Years

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.

Stacy P. Allen (1967)	Vice President	Elected in 2009	Chief Administrative Officer (since 2009), and was formerly a Client Portfolio Manager (2006 –2008) and Director of Institutional Mutual Funds (2003 – 2006), joined Lord Abbett in 2003.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Deputy General Counsel, joined Lord Abbett in 2006 and was formerly an attorney at Morgan, Lewis & Bockius LLP.

Walter H. Prahl (1958)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1997.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc. (1999 – 2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2006	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (SAI), which contains further information about the Trust’s Trustees. It is available free upon request.

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

Tax Information

7.67% of the ordinary income distributions paid by the Convertible Fund during fiscal 2009 is qualified dividend income. For corporate shareholders, only 7.64% of the Convertible Fund’s ordinary income distributions, qualified for the dividends received deduction.

For foreign shareholders, the percentages below reflect the portion of ordinary income distributions that represent interest-related dividends:

Fund Name
Convertible Fund	68.62%
Floating Rate Fund	100.00
High Yield Fund	100.00
Income Fund	100.00
Short Duration Income Fund	100.00

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Investment Trust

Lord Abbett Convertible Fund

Lord Abbett Floating Rate Fund

Lord Abbett High Yield Fund

Lord Abbett Income Fund

Lord Abbett Short Duration Income Fund

LAIT-2-1109

(01/10)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended November 30, 2009 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 888-522-2388.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that each of the following independent trustees who are members of the audit committee is an audit committee financial expert: E. Thayer Bigelow, Robert B. Calhoun Jr., Franklin W. Hobbs, and James L.L. Tullis. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended November 30, 2009 and 2008 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2009	2008
Audit Fees {a}	$383,500	$383,500
Audit-Related Fees	- 0 -	- 0 -

Total audit and audit-related fees	$383,500	383,500

Tax Fees {b}	83,839	83,476
All Other Fees	- 0 -	- 0 -

Total Fees	$467,339	$466,976

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended November 30, 2009 and 2008 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and

•

any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended November 30, 2009 and 2008 were:

	Fiscal year ended:
	2009	2008
All Other Fees {a}	$161,385	$155,939

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SAS 70 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended November 30, 2009 and 2008 were:

	Fiscal year ended:
	2009		2008
All Other Fees	$	- 0 -	$	- 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:		Controls and Procedures.

(a	)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b	)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:		Exhibits.

(a	)(1)	Amendments to Code of Ethics – Not applicable.

(a	)(2)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(a	)(3)	Not applicable.

(b	)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT INVESTMENT TRUST

By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

Date: January 27, 2010

By:	Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: January 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

Date: January 27, 2010

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: January 27, 2010